As filed with the Securities and Exchange Commission on July 27, 2010
Registration Nos. 2-99810 and 811-04391

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment		[ ]
Post-Effective Amendment No. 111		[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940		[X]
Amendment No. 109		[X]

OLD MUTUAL FUNDS II
(Exact name of registrant as specified in Declaration of Trust)

4643 South Ulster Street, Suite 700, Denver, Colorado 80237
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (720) 200-7600

Julian F. Sluyters
Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 700, Denver, Colorado 80237
(Name and Address of Agent For Service)

Copies to:
William H. Rheiner, Esq.	and to	Andra C. Ozols, Esq.
Stradley Ronon Stevens & Young, LLP		Old Mutual Capital, Inc.
2600 One Commerce Square		4643 South Ulster Street, Suite 700
Philadelphia, PA 19103		Denver, CO 80237
(215) 564-8082		(720) 200-7600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Filing.
It is proposed that this filing will become effective (check appropriate box)

[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) 2008 pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(3)

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Common Stock

Prospectus 1 - Old Mutual Funds II
Prospectus 2 - Old Mutual Cash Reserves Fund - Institutional Class
Statement of Additional Information
Part C

[LOGO]
OLD MUTUAL FUNDS II

JULY 27, 2010 PROSPECTUS

Equity Funds
Old Mutual Analytic U.S. Long/Short Fund
(Class A: OADEX) (Class Z: OBDEX) (Institutional Class: OISLX)
Old Mutual Barrow Hanley Value Fund
(Class A: OAFOX) (Class Z: OBFOX) (Institutional Class: OIBHX)
Old Mutual Focused Fund
(Class A: OAFCX) (Class Z: OBFVX) (Institutional Class: OIFCX)
Old Mutual Heitman REIT Fund
(Class A: OARTX) (Class Z: OBRTX) (Institutional Class: OIHRX)
Old Mutual Large Cap Growth Fund
(Class A: OADEX) (Class Z: OBDEX) (Institutional Class: OISLX)
Old Mutual Strategic Small Company Fund
(Class A: OSSAX) (Class Z: OSSCX) (Institutional Class: OISSX)
Old Mutual TS&W Mid-Cap Value Fund
(Class A: OTMAX) (Class Z: OTMZX) (Institutional Class: OTMIX)
Old Mutual TS&W Small Cap Value Fund
(Class A: OACVX) (Class Z: OSMVX) (Institutional Class: OICVX)

Fixed-Income Funds
Old Mutual Barrow Hanley Core Bond Fund
(Institutional Class: OCBIX)
Old Mutual Cash Reserves Fund
(Class A: OCAXX) (Class Z: OSMVX)
Old Mutual Dwight High Yield Fund
(Institutional Class: ODHYX)
Old Mutual Dwight Intermediate Fixed Income Fund
(Class A: OAFJX) (Class C: OCIRX) (Class Z: OBFJX) (Institutional Class: OIDIX)
Old Mutual Dwight Short Term Fixed Income Fund
(Class A: OIRAX) (Class C: OIRCX) (Class Z: OBCPX) (Institutional Class: OIDSX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

FUND SUMMARIES

Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Focused Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Growth Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Mid-Cap Value Fund
Old Mutual TS&W Small Cap Value Fund
Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Cash Reserves Fund
Old Mutual Dwight High Yield Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

MORE ABOUT THE FUNDS

Investment Strategies and Risks
More About Investment Strategies and Risks
Non-Fundamental Investment Policy
Sub-Adviser Allocations
Disclosure of Portfolio Holdings
Market Capitalizations
Performance Examples

THE INVESTMENT ADVISER & SUB-ADVISERS

The Investment Adviser
The Sub-Advisers
Litigation
Management Fees
The Portfolio Managers

ABOUT YOUR INVESTMENT

Your Share Price
Valuing Portfolio Securities

INVESTING IN THE FUNDS

Policy Regarding Excessive or Short-Term Trading
Choosing a Share Class
Sales Charges - Class A Shares
Sales Charges – Class C Shares
Buying Shares
Selling Shares
General Policies
Distributions and Taxes
Other Payments

FINANCIAL HIGHLIGHTS

Table of Contents - Prospectus 1

 FUND SUMMARIES

Old Mutual Analytic U.S. Long/Short Fund

Morningstar Category:  Large Blend

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with above-average total returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other retail mutual funds advised by Old Mutual Capital, Inc. (“Old Mutual Funds”).   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price )	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price )	None	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment )
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Expenses on Short Sales	0.18%	0.18%	0.19%
Service Fees	0.25%	None	None
Other Operating Expenses	0.74%	0.25%	0.19%

Total Other Expenses	1.17%	0.43%	0.38%
Total Annual Operating Expenses	1.97%	1.23%	1.18%
Expense (Reduction)/Recoupment	(0.44%)	0.05%	(0.09%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(1)	1.53%	1.28%	1.09%

(1)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.35% , 1.10% and 0.90% for Class A, Class Z, and Institutional Class shares, respectively.   The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

Table of Contents - Prospectus 1

EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$722	$1,118	$1,538	$2,705
Class Z	$130	$405	$690	$1,502
Institutional Class	$111	$366	$641	$1,424

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 199.77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets.  While the Fund may invest in companies of any size, it generally invests in large and mid-cap companies.  Equity securities in which the Fund may invest include common and preferred stocks.

The Fund may invest in long and short positions of publicly traded equity securities.  The Fund’s long and short positions may include equity securities of foreign issuers that are traded in U.S. markets.  The Fund buys securities “long” that Analytic Investors, LLC (“Analytic”) , the Fund’s Sub-Adviser, believes will outperform and sells securities “short” that Analytic believes will underperform.  This is not a market neutral strategy.

The Fund generally takes long equity positions equal to approximately 120% of the Fund’s equity assets excluding cash, and short equity positions equal to approximately 20% of the Fund’s equity assets at the time of investment, although the Fund’s long-short exposure will vary over time based on Analytic’s assessment of market conditions and other factors.  The Fund’s long equity exposure ordinarily ranges from 110% to 125% of the Fund’s net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund’s net assets.  The cash received from short sales may be used to invest in long equity positions.  Analytic will normally maintain long and short positions such that the Fund’s net long equity exposure (i.e., the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund’s net assets.

Table of Contents - Prospectus 1

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

Short Sales Risk.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.  In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.  By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk.  Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Leverage Risk.  By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value (“NAV”) greater than without the use of leverage.  This could result in increased volatility of returns.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing the changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  Data prior to January 11, 2002, includes performance of a predecessor fund.   P rior to February 2006, the Fund did not take short positions as part of its main investment strategies , and t he Fund’s performance prior to February 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Class A and Institutional Class shares will vary due to differences in fees and expenses.

Table of Contents - Prospectus 1

Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2000	(9.33%)
2001	(6.22%)
2002	(25.47%)
2003	29.04%
2004	9.24%
2005	6.68%
2006	20.71%
2007	7.47%
2008	(39.42%)
2009	20.45%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was (9.46%) .

Best Quarter:	15.67%	6/30/09
Worst Quarter:	(22.38%)	12/31/08

The table below compares the average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares to the Standard and Poor’s (“S&P”) 500® Index, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. Sales loads are reflected in the performance table.   *Index return is for the past 10 years.  (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

Average Annual Total Returns as of December 31, 2009

			Past 5 Years	Past 10 Years or Life of Fund (whichever is less)*
	Inception Date	Past 1 Year

Class A	7/31/03

Before Taxes		13.32%	(1.23%)	2.38%

Class Z	7/1/93

Before Taxes		20.45%	0.19%	(1.02%)

After Taxes on Distributions		20.08%	0.05%	(1.20%)

After Taxes on Distributions and		13.29%	0.10%	(0.95%)
Sale of Fund Shares

Institutional Class	12/20/06

Before Taxes		20.73%	N/A	(7.41%)

S&P 500 Index

(Reflects No Deduction for		26.46%	0.42%	(0.95%)
Fees, Expenses or Taxes)

After-tax performance is shown for the Fund’s Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Table of Contents - Prospectus 1

MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Analytic

Portfolio Managers:

Name	Title	Length of Service
Harindra de Silva, Ph.D., CFA,	President and Portfolio Manager	Since 1998
Dennis Bein, CFA	Chief Investment Officer and Portfolio Manager	Since 2004
Ryan Brown	Portfolio Manager	Since 2010

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Fund reserve s the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

Table of Contents - Prospectus 1
 Old Mutual Barrow Hanley Value Fund

Morningstar Category:  Large Value

INVESTMENT OBJECTIVE

The Fund, a non-diversified fund, seeks to provide investors with long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price )	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price )	None	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	0.25%	None	None
Other Operating Expenses	0.73%	0.29%	0.12%

Total Other Expenses	0.98%	0.29%	0.12%
Total Annual Operating Expenses	1.73%	1.04%	0.87%
Expense (Reduction)/Recoupment	(0.53%)	(0.09%)	(0.02%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	1.20%	0.95%	0.85%

(1)
Effective following the close of business on July 2 8 , 2009, the Management Fee was reduced from 0.85% to 0.75%.  As a result, the expense information in the Fees and Expenses Table has been restated to reflect current fees and the Total Annual Operating Expenses shown in the Fees and Expenses Table do not correlate with the Ratio s of Gross Expenses to Average Net Assets shown in the Financial Highlights.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.20%, 0.95% and 0.85% for the Fund’s Class A, Class Z and Institutional Class shares, respectively.     The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

Table of Contents - Prospectus 1

EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$1,040	$1,412	$2,457
Class Z	$97	$322	$565	$1,263
Institutional Class	$87	$275	$479	$1,070

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the E xample, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests in equity securities of large and mid-cap companies with value characteristics.  Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of Barrow , Hanley , Mewhinney & Strauss, LLC (“Barrow Hanley”) , the Fund’s Sub-Adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value.  These stocks often have above average dividend yields.  Equity securities in which the Fund may invest include common and preferred stocks.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.

Investment Style Risk.  Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor.  The market may not favor the Fund’s value style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Fund Risk.  The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.”  The Fund may also invest up to 25% of its total assets in the securities of one issuer.  This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund.  The Fund’s share prices may also be more volatile than those of diversified funds.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

Table of Contents - Prospectus 1

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date is September 10, 1998.  Prior to January 1, 2006, the Fund was managed by an investment adviser different than the Fund’s current Adviser and Sub-Adviser , and t he Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Class A and Institutional Class shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2000	44.29%
2001	11.93%
2002	(10.46%)
2003	25.46%
2004	6.82%
2005	(0.99%)
2006	14.40%
2007	1.35%
2008	(36.31%)
2009	26.57%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was (7.61%) .

Best Quarter:	20.56%	9/30/00
Worst Quarter:	(19.56%)	12/31/08

The following table provides average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares.  The Fund’s performance is compared to the Russell 1000® Value Index, a widely recognized, unmanaged index that measures the performance of the large cap value segment of the U.S. equity universe.  Sales loads are reflected in the performance table. *Index return is for the past 10 years.  (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

Average Annual Total Returns as of December 31, 2009

				Past 10 Years or Life of Fund (whichever is less)*

	Inception Date	Past 1 Year	Past 5 Years

Class A	7/1/03

Before Taxes		19.13%	(2.96%)	1.04%

Class Z	9/10/98

Before Taxes		26.57%	(1.54%)	6.02%

After Taxes on Distributions		25.64%	(4.56%)	3.61%

After Taxes on Distributions and		17.20%	(1.36%)	4.78%
Sale of Fund Shares

Institutional Class	12/20/06

Before Taxes		26.82%	N/A	(6.26%)

Russell 1000 Value Index

(Reflects No Deduction for		19.69%	(0.25%)	2.47%
Fees, Expenses or Taxes)

After-tax performance is shown for the Fund’s Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Table of Contents - Prospectus 1

MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Barrow, Hanley

Portfolio Manager:

Name	Title	Length of Service
James P. Barrow	Portfolio Manager	Since 1979
	President	Since 2000

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

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Old Mutual Focused Fund

Morningstar Category:  Large Blend

INVESTMENT OBJECTIVE

The Fund, a non-diversified fund, seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price )	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price )	None	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%	0.72%	0.72%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	0.25%	None	None
Other Operating Expenses	0.41%	0.66%	0.19%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Other Expenses	0.67%	0.67%	0.20%
Total Annual Operating Expenses(1)	1.39%	1.39%	0.92%
Expense (Reduction)/Recoupment	(0.18%)	(0.43%)	(0.11%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	1.21%	0.96%	0.81%

(1)
Total Annual Operating Expenses do not correlate to the R atio s of G ross E xpenses to A verage N et A ssets of the Fund stated in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through July 31, 2013 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.20%, 0.95% and 0.80% for Class A, Class Z and Institutional Class shares, respectively.   The expense limitation agreement may be amended or continued beyond July 31, 2013 by written agreement of the parties.

Table of Contents - Prospectus 1

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,241	$2,101
Class Z	$98	$306	$630	$1,549
Institutional Class	$83	$259	$476	$1,101

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the E xample, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 318.10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small, medium and large-cap companies.  While the Fund may invest in companies of any market capitalization, the Fund generally invests in large-cap companies that OMCAP Investors believes have sustainable long-term growth prospects but are currently trading at modest relative valuations. Equity securities in which the Fund may invest include common and preferred stock.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market may also fail to recognize OMCAP Investors’ determination of an investment’s value or OMCAP Investors may misgauge that value.

Non-Diversified Fund Risk.  The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.”  The Fund may invest up to 25% of its total assets in the securities of one issuer.  This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund.  The Fund’s share prices may also be more volatile than those of diversified funds.

Table of Contents - Prospectus 1

Small and Mid-Cap Company Risk.  While the Fund generally invests in large-cap companies, the Fund may invest in small-cap or mid-cap companies.  While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Class A and Institutional Class shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2000	24.81%
2001	3.44%
2002	(28.63%)
2003	33.36%
2004	14.13%
2005	1.93%
2006	22.86%
2007	2.99%
2008	(32.70%)
2009	32.68%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was (8.55%) .

Best Quarter:	29.53%	3/31/00
Worst Quarter:	(19.03%)	12/31/08

The following table provides average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares.  The Fund’s performance is compared to its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries.  Sales loads are reflected in the performance table.   *Index return is for the past 10 years.

Average Annual Total Returns as of December 31, 2009

				Past 10 Years or Life of Fund (whichever is less)*

	Inception Date	Past 1 Year	Past 5 Years

Class A	9/30/03

Before Taxes		24.80%	1.40%	5.55%

Class Z	2/12/99

Before Taxes		32.68%	2.86%	4.91%

After Taxes on Distributions		32.38%	2.43%	4.56%

After Taxes on Distributions and		21.24%	2.25%	4.09%
Sale of Fund Shares

Institutional Class	12/20/06

Before Taxes		33.10%	N/A	(2.68%)

S&P 500 Index

(Reflects No Deduction for		26.46%	0.42%	(0.95%)
Fees, Expenses or Taxes)

After-tax performance is shown for the Fund’s Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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MANAGEMENT

Investment Manager:	Investment advisory services provided by OMCAP Investors, a division of Old Mutual Capital, Inc. (“OMCAP Investors”)

Portfolio Manager:

Name	Title	Length of Service
Jerome J. Heppelmann, CFA	Portfolio Manager and Chief Information Officer, OMCAP Investors	Since March 2009
	Chief Executive Officer, Chief Information Officer, and Portfolio Manager, Liberty Ridge Capital	2006 – 2009
	Portfolio Manager, Liberty Ridge Capital	1999 – 2006

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

Table of Contents - Prospectus 1

Old Mutual Heitman REIT Fund

Morningstar Category:  Specialty – Real Estate

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price )	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price )	None	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	0.25%	None	None
Other Operating Expenses	0.48%	0.42%	0.32%
Total Other Expenses	0.73%	0.42%	0.32%
Total Annual Operating Expenses	1.63%	1.32%	1.22%
Expense (Reduction)/Recoupment	(0.13%)	(0.07%)	(0.27%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(1)	1.50%	1.25%	0.95%

(1)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.50%, 1.25% and 0.95% for Class A, Class Z and Institutional Class shares, respectively.   The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

Table of Contents - Prospectus 1

EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,048	$1,400	$2,388
Class Z	$127	$411	$716	$1,583
Institutional Class	$97	$360	$644	$1,454

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the E xample, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 182.26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts (“REITs”).  Heitman Real Estate Securities LLC (“Heitman”) , the Fund’s Sub-Adviser, considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.  The equity securities in which the Fund may invest include common and preferred stocks.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund concentrates its investments in certain real estate related industries, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.  Real estate industries are particularly sensitive to the following economic factors:  decreases in demand due to economic recessions; increases in supply due to overbuilding; interest rate changes; changes in zoning laws; changes in neighborhood values; increases in property taxes; casualty and condemnation losses; and regulatory limitations on rents.

REITs Risk.  REITs may expose the Fund to similar risks associated with direct investment in real estate.  REITs are dependent upon specialized management skills, have limited diversification and are generally dependent on their ability to generate cash flow to make distributions to shareholders.

Table of Contents - Prospectus 1

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Class A and Institutional Class shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2000	24.90%
2001	10.41%
2002	2.60%
2003	36.24%
2004	34.96%
2005	12.32%
2006	31.96%
2007	(17.84%)
2008	(39.74%)
2009	26.58%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was 3.72%.

Best Quarter:	30.73%	9/30/09
Worst Quarter:	(40.90%)	12/31/08

The following table provides average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares.  The Fund’s performance is compared to the Wilshire US Real Estate Securities Index, an unmanaged index that provides a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts and Real Estate Operating Companies.  Sales loads are reflected in the performance table. *Index return is for the past 10 years.  (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

Average Annual Total Returns as of December 31, 2009

				Past 10 Years or Life of Fund (whichever is less)*

	Inception Date	Past 1 Year	Past 5 Years

Class A	9/30/03
		18.67%	(2.87%)	3.79%
Before Taxes

Class Z	3/13/89

Before Taxes		26.58%	(1.47%)	9.22%

After Taxes on Distributions		25.18%	(3.92%)	6.27%

After Taxes on Distributions		17.01%	(1.61%)	6.94%
and Sale of Fund Shares

Institutional Class	12/20/06

Before Taxes		26.87%	N/A	(13.93%)

Wilshire US Real Estate Securities Index (float adjusted)

(Reflects No Deduction for		29.20%	(0.23%)	10.47%
Fees, Expenses or Taxes)

After-tax performance is shown for Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Table of Contents - Prospectus 1

MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Heitman

Portfolio Managers:

Name	Title	Length of Service
Michael K. Moran	Vice President and Assistant Portfolio Manager	Since July 2009
Timothy J. Pire, CFA	Managing Director and Lead Portfolio Manager	Since July 1999
Jeffrey D. Yurk	Vice President and Assistant Portfolio Manager	Since July 2009

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

Table of Contents - Prospectus 1

Old Mutual Large Cap Growth Fund

Morningstar Category:  Large Growth

INVESTMENT OBJECTIVE

The Fund, a non-diversified fund, seeks to provide investors with long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price )	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	0.25%	None	None
Other Operating Expenses (1)	1.34%	0.70%	0.05%

Total Other Expenses	1.59%	0.70%	0.05%
Total Annual Operating Expenses	2.29%	1.40%	0.75%
Expense (Reduction)/Recoupment	(1.04%)	(0.40%)	0.15%
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	1.25%	1.00%	0.90%

(1)
Effective August 8, 2009, the Fund’s Management Fee was reduced from 0.85% to 0.70%.   Other Operating Expenses of Class A shares have been restated to reflect current fee amounts for registration fees.   As a result, the expense information in the Fees and Expenses Table has been restated to reflect current fees and the Total Annual Operating Expenses shown in the Fees and Expenses Table do not correlate with the Ratio s of Gross Expenses to Average Net Assets shown in the Financial Highlights.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.25%, 1.00% and 0 .90% for the Fund’s Class A, Class Z and Institutional Class shares, respectively.      The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

Table of Contents - Prospectus 1

EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$1,155	$1,640	$2,973
Class Z	$102	$404	$728	$1,646
Institutional Class	$92	$288	$464	$975

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the E xample, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99.02% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects.  For purposes of this Fund, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the Russell 1000® Growth Index.  The market capitalization of the companies in the Fund’s portfolio and the Russell 1000 Growth Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range.  Equity securities in which the Fund may invest include common and preferred stocks.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market may also fail to recognize a Sub-Adviser’s determination of an investment’s value or a Sub-Adviser may misgauge that value.

Investment Style Risk.  Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor.  The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Fund Risk.  The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.”  The Fund may also invest up to 25% of its total assets in the securities of one issuer.  This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund.  The Fund’s share prices may also be more volatile than those of diversified funds.

Table of Contents - Prospectus 1

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  Prior to January 1, 2006, the Fund was managed by an investment adviser different than the Fund’s current Adviser and Sub-Advisers.  In addition, prior to February 10, 2007 and August 8, 2009, the Fund was co-managed by sub-advisers other than Ashfield Capital Partners, LLC (“Ashfield”) , and a s a result, the Fund’s performance prior to these dates may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Class A and Institutional Class shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2000	(22.08%)
2001	(35.36%)
2002	(31.43%)
2003	32.95%
2004	7.41%
2005	5.33%
2006	7.68%
2007	22.17%
2008	(48.33%)
2009	36.31%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was (7.22%) .

Best Quarter:	19.29%	3/31/00
Worst Quarter:	(33.11%)	12/31/00

The following table provides average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares.  The Fund’s performance is compared to the Russell 1000 Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Sales loads are reflected in the performance table. *Index return is for the past 10 years.  (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

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Average Annual Total Returns as of December 31, 2009

				Past
				10 Years or
	Inception Date	Past 1 Year	Past 5 Years	Life of Fund (whichever is less)*

Class A	9/30/03

Before Taxes		28.21%	(1.92%)	1.30%

Class Z	11/29/96

Before Taxes		36.31%	(0.49%)	(7.05%)

After Taxes on Distributions		36.14%	(0.51%)	(7.47%)

After Taxes on Distributions		23.60%	(0.43%)	(5.75%)
and Sale of Fund Shares

Institutional Class	12/20/06

Before Taxes		36.55%	N/A	(5.03%)

Russell 1000 Growth Index

(Reflects No Deduction for		37.21%	1.63%	(3.99%)
Fees, Expenses or Taxes)

After-tax performance is shown for Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Ashfield

Portfolio Managers:

Name	Title	Length of Service
Bradley J. Fretz	Portfolio Manager/Analyst	Since 1989
Kelli K. Hill	Portfolio Manager/Analyst	Since 2004
Peter A. Johnson	Portfolio Manager/Analyst	Since 1994
J. Stephen Lauck, CFA	President, CEO and Portfolio Manager/Analyst	Since 1984
Marc W. Lieberman, CFA	Portfolio Manager/Analyst	Since 2002
J. Stephen Thornborrow	Portfolio Manager/Analyst	Since 1984

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PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

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 Old Mutual Strategic Small Company Fund

Morningstar Category:  Small Growth

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price )	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price )	None	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	0.25%	None	None
Other Operating Expenses (1)	1.98%	0.79%	0.19%

Total Other Expenses	2.23%	0.79%	0.19%
Total Annual Operating Expenses	3.18%	1.74%	1.14%
Expense (Reduction)/Recoupment	(1.63%)	(0.44%)	(0.09%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	1.55%	1.30%	1.05%

(1)
Other Operating Expenses of Class A shares have been restated to reflect current fee amounts for registration fees.  As a result, the Total Annual Operating Expenses shown in the Fees and Expenses Table does not correlate with the Ratio of Gross Expenses to Average Net Assets shown in the Financial Highlights.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.55%, 1.30% and 1.05% for Class A, Class Z and Institutional Class shares, respectively.   The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

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EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,320	$1,941	$3,605
Class Z	$132	$504	$902	$2,014
Institutional Class	$107	$353	$618	$1,378

Please refer to the "Management Fees” section of the statutory prospectus for a discussion of expense limitation arrangements that impact the expenses in the Example.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 171.87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies.  For purposes of this Fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Growth Index.  The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Growth Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. The Fund’s investments are allocated between companies with growth prospects, companies with value characteristics, and companies that may have growth and value characteristics.  Equity securities in which the Fund may invest include common and preferred stocks.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market may also fail to recognize a Sub-Adviser’s determination of an investment’s value or a Sub-Adviser may misgauge that value.

Small Company Risk.  The Fund invests primarily in small-cap companies.  While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

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PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  As of January 1, 2006, certain of the Fund’s assets began to be managed by Sub-Advisers different than the Fund’s former adviser, and the Fund’s former adviser became a Sub-Adviser to the Fund.  In addition, prior to February 28, 2009, the Fund was co-managed by a sub-adviser other than Ashfield Capital Partners, LLC (“Ashfield”), and a s a result, the Fund’s performance prior to these dates may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Class A and Institutional Class shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2000	11.89%
2001	(9.97%)
2002	(33.31%)
2003	47.21%
2004	11.21%
2005	5.81%
2006	11.47%
2007	12.20%
2008	(40.62%)
2009	26.94%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was (4.03%) .

Best Quarter:	25.57%	6/30/03
Worst Quarter:	(23.18%)	9/30/01

The following table provides average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares.  The Fund’s performance is compared to the Russell 2000 Growth Index, a widely recognized, unmanaged index that measures the performance of the small cap growth segment of the U.S. equity universe.  The Russell 2000 Growth Index includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.  Sales loads are reflected in the performance table. *Index return is for the past 10 years.  (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

Average Annual Total Returns as of December 31, 2009

				Past 10 Years or Life of Fund (whichever is less)*

	Inception Date	Past 1 Year	Past 5 Years

Class A	7/1/03

Before Taxes		19.41%	(1.45%)	2.66%

Class Z	12/31/96

Before Taxes		26.94%	(0.05%)	0.93%

After Taxes on Distributions		26.83%	(1.98%)	(0.50%)

After Taxes on Distributions
and Sale of Fund Shares		17.51%	(0.39%)	0.40%

Institutional Class	12/20/06

Before Taxes		27.29%	N/A	(5.07%)

Russell 2000 Growth Index

(Reflects No Deduction for		34.47%	0.87%	(1.37%)
Fees, Expenses or Taxes)

After-tax performance is shown for Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:	Ashfield; Copper Rock Capital Partners, LLC (“Copper Rock”); and Eagle Asset Management, Inc. (“Eagle”)

Portfolio Managers:

Name	Title	Length of Service
Ashfield:
Bradley J. Fretz	Portfolio Manager/Analyst	Since 1989
Jeffrey A. Johnson, CFA	Portfolio Manager/Analyst	Since 2010
	Associate Portfolio Manager/Analyst	2004 - 2010
Peter A. Johnson	Portfolio Manager/Analyst	Since 1994
J. Stephen Thornborrow	Portfolio Manager/Analyst	Since 1984
Copper Rock:
David Cavanaugh	Partner	Since 2006
	Portfolio Manager	Since 2008
Greg Poulos, CFA	Assistant Portfolio Manager	Since 2008
Tucker Walsh	Chief Executive Officer and Head of Portfolio Management	Since 2005
Eagle:
Todd McCallister, Ph.D., CFA	Senior Vice President, Managing Director and Portfolio Manager	Since 2002
Stacey Serafini Thomas, CFA	Vice President	Since 2001
	Portfolio Manager	Since 2005

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

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Old Mutual TS&W Mid-Cap Value Fund

Morningstar Category:  Mid-Cap Value

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price )	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses
Other Operating Expenses	0.74%	0.43%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Other Expenses	0.75%	0.44%	0.12%
Total Annual Operating Expenses(1)	1.95%	1.39%	1.07%
Expense (Reduction)/Recoupment	(0.54%)	(0.26%)	(0.06%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	1.41%	1.13%	1.01%

(1)
Total Annual Operating Expenses do not correlate to the R atio of G ross E xpenses to A verage N et A ssets of the Fund stated in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.40%, 1.12% and 1.00% for Class A, Class Z and Institutional Class shares, respectively.   The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

Table of Contents - Prospectus 1

EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$710	$1,102	$1,519	$2,678
Class Z	$115	$414	$735	$1,645
Institutional Class	$103	$334	$584	$1,300

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the E xample, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125.29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics.  For purposes of this Fund, mid-cap companies are those companies with market capitalizations similar to the companies in the Russell Midcap® Value Index.  The market capitalization of the companies in the Fund’s portfolio and the Russell Midcap Value Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. The securities held in the Fund are primarily common stocks that Thompson Siegel & Walmsley, LLC (“TS&W”) , the Fund’s Sub-Adviser, believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Equity securities in which the Fund may invest include common and preferred stocks.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.

Table of Contents - Prospectus 1

Small and Mid-Cap Company Risk.  The Fund primarily invests in mid-cap companies and also may invest in small-cap companies.  While small-cap companies, and to an extent mid-cap companies, may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk.  Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor.  The market may not favor the Fund’s value style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.  Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.  In addition, the Fund’s value approach carries the risks that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class A shares.  Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower.  Performance for Class Z and Institutional Class shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Class A Shares

2008	(35.24%)
2009	24.25%

The Fund’s Class A shares year-to-date return as of June 30, 20 10 was (5.66%) .

Best Quarter:	15.62%	9/30/09
Worst Quarter:	(21.16%)	12/31/08

The following table provides average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares.  The Fund’s performance is compared to the Russell Midcap Value Index, a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.  Sales loads are reflected in the performance table. (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

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Average Annual Total Returns as of December 31, 2009

				Life of Fund
	Inception (or “as of”) Date	Past 1 Year	Past 5 Years

Class A	6/4/07

Before Taxes		17.17%	N/A	(11.88%)

After Taxes on Distributions		17.09%	N/A	(11.98%)

After Taxes on Distributions and		11.16%	N/A	(10.00%)
Sale of Fund Shares

Class Z	12/9/08

Before Taxes		24.79%	N/A	26.81%

Institutional Class	6/4/07

Before Taxes		24.72%	N/A	(9.44%)

Russell Midcap Value Index	6/4/07

( Reflects No Deduction for Fees, Expenses or Taxes)		34.21%	N/A	(11.85%)

After-tax performance is shown for the Fund’s Class A shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           TS&W

Portfolio Managers:

Name	Title	Length of Service
Brett P. Hawkins, CFA	Co-Portfolio Manager	Since 200 7
John S. Pickler, CFA	Co-Portfolio Manager	Since 200 7

Table of Contents - Prospectus 1

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both , unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

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 Old Mutual TS&W Small Cap Value Fund

Morningstar Category:  Small Blend

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	0.25%	None	None
Other Operating Expenses	0.22%	0.30%	0.16%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Other Expenses	0.48%	0.31%	0.17%
Total Annual Operating Expenses(1)	1.48%	1.31%	1.17%
Expense (Reduction)/Recoupment	0.03%	(0.05%)	(0.06%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment (2)	1.51%	1.26%	1.11%

(1)
Total Annual Operating Expenses do not correlate to the R atio s of G ross E xpenses to A verage N et A ssets of the Fund stated in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.50%,  1.25% and 1.10% for the Fund’s Class A, Class Z and Institutional Class shares, respectively .    The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

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EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,025	$1,345	$2,251
Class Z	$128	$410	$713	$1,574
Institutional Class	$113	$366	$639	$1,415

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the E xample, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83.31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with value characteristics.  For purposes of this Fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Value Index.  The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Value Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. The securities held in the Fund are primarily common stocks that Thompson Siegel & Walmsley, LLC (“TS&W”), the Fund’s Sub-Adviser, believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Equity securities in which the Fund may invest include common and preferred stocks.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.

Small Company Risk.  The Fund invests primarily in small-cap companies.  While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

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Investment Style Risk.  Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor.  The market may not favor the Fund’s value style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  Prior to July 25, 2003, the Class Z shares of the Fund were known as the TS&W Small Cap Value Fund, LLC.  On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC (“Predecessor Fund”).     T he Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund’s performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Class A and Institutional Class shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2001	17.63%
2002	(0.86%)
2003	43.24%
2004	30.60%
2005	8.43%
2006	19.51%
2007	1.36%
2008	(32.38%)
2009	20.83%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was (4.43%) .

Best Quarter:	18.82%	6/30/03
Worst Quarter:	(24.43%)	12/31/08

The following table provides average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares.  The Fund’s performance is compared to the Russell 2000 Value Index, a widely recognized, unmanaged index that tracks the performance of the 2,000 small-cap companies in the Russell 2000 Value Index with lower price-to-book ratios and lower forecasted growth values.  Sales loads are reflected in the performance table. (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

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Average Annual Total Returns as of December 31, 2009

	Inception (or “as of”) Date	Past 1 Year	Past 5 Years	Life of Fund

Class A	7/ 3 1/03

Before Taxes		13.49%	(0.02%)	7.39%

Class Z	7/ 31 / 00

Before Taxes		20.83%	1.42%	11.42%

After Taxes on Distributions^		20.74%	(0.23%)	N/A

After Taxes on Distributions and		13.53%	1.21%	N/A
Sale of Fund Shares^

Institutional Class	12/09/08

Before Taxes		20.86%	N/A	23.69%

Russell 2000 Value Index	7/31/00

(Reflects No Deduction for		20.58%	(0.01%)	7.77%
Fees, Expenses or Taxes)

^The Life of Fund returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Predecessor Fund as the Predecessor Fund was not registered under the 1940 Act and, unlike a registered investment company, was not required to make distributions.  The average annual total returns of the Class Z shares Before Taxes, After Taxes on Distributions, and After Taxes on Distributions and Sale of Fund Shares from July 25, 2003 (the date the Fund acquired the Predecessor Fund) to December 31, 200 9 , were 8.73%, 7.27%, and 7.62% , respectively.

After-tax performance is shown for the Fund’s Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           TS&W

Portfolio Managers:

Name	Title	Length of Service
Frank H. Reichel III, CFA	Chief Investment Officer	Since 2007
	Portfolio Manager	Since 2000

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PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

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Old Mutual Barrow Hanley Core Bond Fund

Morningstar Category:  U.S. Fixed Income

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEES AND EXPENSES TABLE

Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Short Term Redemption/Exchange Fee	2.00%
(as a percentage of amount redeemed or exchanged 0

Maximum Account Fee	$12.00
(assessed annually on certain accounts under $1,000)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses
Other Operating Expenses	0.18%
Acquired Fund Fees and Expenses	0.01%
Total Other Expenses	0.19%
Total Annual Operating Expenses(1)	0.79%
Expense (Reduction)/Recoupment	(0.08%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment (2)	0.71%

(1)
Total Annual Operating Expenses do not correlate to the R atio of G ross E xpenses to A verage N et A ssets of the Fund stated in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement, which extends through December 31, 2011, to reimburse expenses incurred by the Institutional C lass of the Fund to the extent necessary to limit class expenses and Fund level expenses so that annual fund operating expenses do not exceed 0.70% for Institutional Class shares of the Fund.   The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

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EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be :

Your Cost

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$73	$245	$431	$970

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the E xample, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was  114.66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities of varying maturities.  Fixed income securities may include U.S. government securities, including Treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities.  The Fund’s investments in U.S. government securities include securities issued by or guaranteed by the U.S. government or its agencies or federally-chartered corporate entities referred to as “instrumentalities.”  The Fund may invest up to 25% of its total assets in U.S. dollar denominated foreign debt obligations.  The Fund also may invest up to 20% of its total assets in non-investment grade securities or, if unrated, securities determined by Barrow Hanley to be of comparable quality.

The Fund has no limitations on the range of maturities of the fixed income securities in which it can invest and, therefore, may hold bonds with short-, medium-, or long-term maturities.  Barrow Hanley will generally maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Barclays Capital U.S. Aggregate Bond Index.  Barrow , Hanley , Mewhinney & Strauss LLC (“Barrow Hanley”) will attempt to maintain an overall weighted average portfolio credit quality at a rating of “AA” (or equivalent) or higher from any nationally recognized statistical rating organization (“NRSRO”).

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PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Credit Risk.  The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities.  Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.  U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk . Some U.S. Government Securities are issued or guaranteed by the U.S . Treasury and are suppor t ed by the full faith and credit of the United States . Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Interest Rate Risk.  When interest rates change, the value of the Fund’s holdings will be affected.  An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Prepayment Risk.  This risk relates primarily to mortgage-backed securities.  During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal.  Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

High Yield Risk.  The Fund may invest in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities.  These securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.  An economic downturn or period of rising interest rates could adversely affect the market for high yield bonds and reduce the Fund’s ability to sell these securities (liquidity risk).  High yield issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders.  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.  Prices of high yield bonds are subject to extreme price fluctuations.  Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Changes in Debt Ratings.  If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

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PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.

Year-by-Year Total Returns through December 31, 2009 – Institutional Class Shares

2008	5.26%
2009	11.20%

The Fund’s Institutional Class shares year-to-date return as of June 30, 2010 was 4.99%.

Best Quarter:	4.97%	9/30/09
Worst Quarter:	(1.24%)	6/30/08

The table below compares the average annual total return information for the Fund’s Institutional Class shares to the Barclays Capital U.S. Aggregate Bond Index (the “Index”), a widely recognized, unmanaged index that measures U.S. dollar-denominated, investment grade, fixed-rate, taxable bond market of securities registered with the Securities and Exchange Commission.  The Index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed, asset-backed, and commercial mortgage-backed sectors.

Average Annual Total Returns as of December 31, 2009

	Inception (or “as of”) Date	Past 1 Year	Past 5 Years	Life of Fund

Institutional Class	11/19/07

Before Taxes		11.20%	N/A	8.26%

After Taxes on Distributions		8.65%	N/A	6.00%

After Taxes on Distributions and		7.32%	N/A	5.74%
Sale of Fund Shares

Barclays Capital U.S. Aggregate Bond Index	11/19/07

(Reflects No Deduction for		5.93%	N/A	5.74%
Fees, Expenses or Taxes)

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Barrow Hanley

Portfolio Managers:

Name	Title	Length of Service
David R. Hardin	Principal and Portfolio Manager	Since 1987
Mark C. Luchsinger, CFA	Principal and Portfolio Manager	Since 1998
J. Scott McDonald, CFA	Principal and Portfolio Manager	Since 1998
Deborah A. Petruzzelli	Principal and Portfolio Manager	Since 2004
John S. Williams, CFA	Principal and Portfolio Manager	Since 1983

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

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Old Mutual Cash Reserves Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	Not Applicable	Not Applicable
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Operating Expenses	1.81%	0.70%
Total Annual Operating Expenses	2.24%	0.88%
Expense (Reduction)/Recoupment	(1.69%)	(0.58%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment (2)	0.55%	0.30%
(1)

Effective following the close of business on March 12, 2010 the Fund’s Management Fee was reduced from 0.40% to 0.18%.  As a result, the expense information in the Fees and Expenses Table has been restated to reflect current fees and the Total Annual Operating Expenses shown in the Fees and Expenses Table do not correlate with the Ratios of Gross Expenses to Average Net Assets shown in the Financial Highlights.

(2)           These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 0.55% and 0.30% for Class A shares and Class Z shares, respectively.   The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

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EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$56	$537	$1,044	$2,441
Class Z	$31	$223	$431	$1,032

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized rating organizations or that are unrated securities of comparable quality.  The Fund’s holdings are primarily corporate debt obligations, asset-backed commercial paper, variable rate obligations, instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements and securities of U.S. and foreign banks that Dwight Asset Management Company LLC (“Dwight”), the Fund’s Sub-Adviser, believes offer the most attractive income potential without undue risk.

Under normal market conditions, the Fund will invest more than 25% of its total assets in domestic bank obligations or obligations issued by U.S. branches of foreign banks .

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Interest Rate Risk.  When interest rates change, the value of the Fund’s holdings will be affected.  An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Credit Risk.  The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities.  Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.  U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk . Some U.S. Government Securities are issued or guaranteed by the U.S . Treasury and are suppor t ed by the full faith and credit of the United States . Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

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Counter-Party Risk.  Performance could also be harmed if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default.

Market Risk.  Recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Inflation Risk.  Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

Industry and Sector Risk.  Because the Fund normally focuses its investments more in the financial services industry than other industries, factors influencing the stability of that industry could have a significant negative effect on the Fund’s performance.  These factors may include economic trends, government action, changes in interest rates, as well as the availability and cost of capital funds

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.   P rior to March 12, 2010, the Fund was managed by a sub-adviser other than Dwight.  As a result, the Fund’s performance prior to th is date may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Institutional Class shares , presented by separate prospectus, will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2000	5.96%
2001	3.58%
2002	1.11%
2003	0.40%
2004	0.54%
2005	2.45%
2006	4.36%
2007	4.57%
2008	2.12%
2009	0.23%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was 0.02%.

Best Quarter:	1.55%	9/30/00
Worst Quarter:	0.03%	6/30/09

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The table below provides average annual total return information for the Fund’s Class A and Class Z Shares.  Institutional Class shares of the Fund are presented by separate prospectus.  The Fund’s average annual total return is compared to the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments.  Sales loads are reflected in the performance table. *Index return is for the past 10 years.   The information for Class A and Class Z shares has been combined into a single prospectus for the first time.

Average Annual Total Returns as of December 31, 2009

	Inception Date	Past 1 Year	Past 5 Years	Past 10 Years or Life of Fund (whichever is less)*

Class A	6/ 0 4/07

Before Taxes		0.19%	N/A	1.70%

Class Z	4/ 0 4/95

Before Taxes		0.23%	2.73%	2.51%

Lipper Money Market Funds Average

(Reflects No Deduction for		0.17%	2.66%	2.47%
Fees, Expenses or Taxes)

To obtain information about the Fund’s current yield, call 888-772-2888.

MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Dwight

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

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The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

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Old Mutual Dwight High Yield Fund

Morningstar Category:  High Yield Bond

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEES AND EXPENSES TABLE

Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Short Term Redemption/Exchange Fee	2.00%
(as a percentage of amount redeemed or exchanged )

Maximum Account Fee	$12.00
(assessed annually on certain accounts under $1,000)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses
Other Operating Expenses	0.34%
Acquired Fund Fees and Expenses	0.01%
Total Other Expenses	0.35%
Total Annual Operating Expenses(1)	1.05%
Expense (Reduction)/Recoupment	(0.24%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	0.81%

(1)
Total Annual Operating Expenses do not correlate to the R atio of G ross E xpenses to A verage N et A ssets of the Fund stated in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses   do not exceed 0.80% for Institutional Class shares of the Fund.   The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

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EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$83	$311	$557	$1,261

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the E xample, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 292.11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset backed securities, income-producing convertible securities, and preferred stocks.  The Fund may invest in unrated securities deemed by the Sub-Adviser to be below investment grade.

The Fund may invest up to 30% of its assets in U.S. dollar denominated foreign debt obligations.  The Fund may also invest in derivative instruments such as options, futures contracts and options on futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls.  The Sub-Adviser seeks to maintain a minimum average credit quality for the Fund’s investments at a rating of “B” (or equivalent) or higher from any NRSRO.  The Fund’s investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Corporate High-Yield Bond Index.

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PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Credit Risk.  The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities.  Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.  U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk . Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States . Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Counterparty Risk.  The Fund will enter into derivative instruments such as swap transactions with counterparties, the terms of which will extend beyond standard settlement.  The counterparties’ ability to perform their obligations in connection with the swap transactions and other similar derivative instruments is dependent upon their sustained credit quality.

High Yield Risk.  The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities.  These securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.  An economic downturn or period of rising interest rates could adversely affect the market for high yield bonds and reduce the Fund’s ability to sell these securities (liquidity risk).  High yield issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders.  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.  Prices of high yield bonds are subject to extreme price fluctuations.  Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Liquidity Risk.  The market for lower-quality debt securities, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities.

Interest Rate Risk.  When interest rates change, the value of the Fund’s holdings will be affected.  An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Prepayment Risk.  This risk relates primarily to mortgage-backed securities.  During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal.  Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

Changes in Debt Ratings.  If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

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PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.

Year-by-Year Total Returns through December 31, 2009 – Institutional Class Shares
2008	(15.70%)
2009	60.00%

The Fund’s Institutional Class shares year-to-date return as of June 30, 2010 was 4.83%.

Best Quarter:	24.95%	6/30/09
Worst Quarter:	(10.60%)	12/31/08

The table below compares the average annual total return information for the Fund’s Institutional Class shares to the Barclays Capital U.S. Corporate High-Yield Bond Index, a widely recognized, unmanaged index that measures U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.  Securities are classified as high-yield (Ba1, BB+, BB+ or below) using the middle rating of Moody’s, Fitch and S&P, respectively.

Average Annual Total Returns as of December 31, 2009

	Inception (or “as of”) Date	Past 1 Year	Past 5 Years	Life of Fund

Institutional Class	11/19/07

Before Taxes		60.00%	N/A	15.30%

After Taxes on Distributions		52.04%	N/A	10.46%

After Taxes on Distributions and		38.22%	N/A	9.95%
Sale of Fund Shares

Barclays Capital U.S. Corporate High-Yield Bond Index	11/19/07

(Reflects No Deduction for		58.21%	N/A	8.10%
Fees, Expenses or Taxes)

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Dwight Asset Management Company LLC (“Dwight”)

Portfolio Managers:

Name	Title	Length of Service
Edward B. Meigs, CFA	Senior Vice President and Portfolio Manager	Since 2001
Sean M. Slein, CFA	Vice President and Portfolio Manager	Since 2001
	Senior Vice President and Portfolio Manager	Since 2010

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

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Old Mutual Dwight Intermediate Fixed Income Fund

Morningstar Category:  Intermediate-Term Bond

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price )	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price )	None	1.00%	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	None	0.75%	None	None
Other Expenses
Service Fees	0.25%	0.25%	None	None
Other Operating Expenses	0.30%	0.34%	0.34%	0.21%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Other Expenses	0.57%	0.61%	0.36%	0.23%
Total Annual Operating Expenses(1)	1.02%	1.81%	0.81%	0.68%
Expense (Reduction)/Recoupment	(0.17%)	(0.21%)	(0.21%)	(0.16%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	0.85%	1.60%	0.60%	0.52%

(1)
Total Annual Operating Expenses do not correlate to the R atio s of G ross E xpenses to A verage N et A ssets of the Fund stated in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 0.83%, 1.58%, 0.58% and 0.50%  for Class A, Class C, Class Z and Institutional Class shares, respectively.     The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

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EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$558	$768	$996	$1,649
Class C	$263	$549	$960	$2,109
Class Z	$61	$237	$429	$982
Institutional Class	$53	$202	$363	$833

You may pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$163	$549	$960	$2,109

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the E xample, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 456.70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities.  The Fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities.  The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls.  The Fund’s investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Intermediate Aggregate Bond Index.  The Fund’s dollar weighted average maturity will typically be between 3 and 10 years.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Credit Risk.  The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities.  Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.  U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk . Some U.S. Government Securities are issued or guaranteed by the U.S . Treasury and are suppor t ed by the full faith and credit of the United States . Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

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Interest Rate Risk.  When interest rates change, the value of the Fund’s holdings will be affected.  An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Prepayment Risk.  This risk relates primarily to mortgage-backed securities.  During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal.  Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

High Yield Risk.  The Fund may invest in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities.  These securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.  An economic downturn or period of rising interest rates could adversely affect the market for high yield bonds and reduce the Fund’s ability to sell these securities (liquidity risk).  High yield issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders.  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.  Prices of high yield bonds are subject to extreme price fluctuations.  Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Changes in Debt Ratings.  If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares.  Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2004	5.17%
2005	2.69%
2006	4.43%
2007	5.30%
2008	3.26%
2009	10.05%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was 3.95%.

Best Quarter:	3.86%	9/30/09
Worst Quarter:	(0.74%)	6/30/07

The following table provides average annual total return information for the Fund’s Class A, Class C, Class Z and Institutional Class shares.  The Fund’s performance is compared to the Barclays Capital U.S. Intermediate Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations.  Sales loads are reflected in the performance table. (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

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Average Annual Total Returns as of December 31, 2009

	Inception (or “as of”) Date	Past 1 Year	Past 5 Years	Life of Fund

Class A	7/31/03

Before Taxes		4.51%	3.86%	4.52%

Class C	7/31/03

Before Taxes		8.01%	4.09%	4.53%

Class Z	7/31/03

Before Taxes		10.05%	5.11%	5.56%

After Taxes on Distributions		8.17%	3.28%	3.70%

After Taxes on Distributions and		6.50%	3.30%	3.67%
Sale of Fund Shares

Institutional Class	12/20/06

Before Taxes		10.01%	N/A	6.30%

Barclays Capital U.S. Intermediate Aggregate Bond Index	7/31/03

(Reflects No Deduction for Fees,		6.46%	4.97%	4.94%
Expenses or Taxes)

After-tax performance is shown for the Fund’s Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Dwight Asset Management Company LLC (“Dwight”)

Portfolio Managers:

Name	Title	Length of Service
W. Frank Koster	Chief Investment Officer and Head of Structured Product at Dwight	Since 2009
Edwin A. Martin, CFA, FSA, MAAA	Senior Vice President and Head of Quantitative Analysis	Since 2007
Paul Norris	Senior Vice President and Sector Portfolio Manager	Since 2009
Derrick M. Wulf	Executive Vice President	Since 20 10
	Senior Vice President	Since 2004
	Head of Interest Rate Positioning	Since 2009

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PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares, Class C Shares, and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

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 Old Mutual Dwight Short Term Fixed Income Fund

Morningstar Category:  Short-Term Bond

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income consistent with maintaining a relatively high degree of stability of shareholders’ capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price )	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	1.00%	None	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	None	0.50%	None	None
Other Expenses
Service Fees	0.25%	0.25%	None	None
Other Operating Expenses	0.26%	0.30%	0.17%	0.28%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Other Expenses	0.53%	0.57%	0.19%	0.30%
Total Annual Operating Expenses(1)	0.98%	1.52%	0.64%	0.75%
Expense (Reduction)/Recoupment	(0.01%)	(0.05%)	0.08%	(0.18%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	0.97%	1.47%	0.72%	0.57%

(1)
Total Annual Operating Expenses do not correlate to the R atio s of G ross E xpenses to A verage N et A ssets of the Fund stated in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 201 1 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 0.95%, 1.45%, 0.70% and 0.55%  for Class A, Class C, Class Z and Institutional Class shares, respectively.     The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

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EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$396	$602	$825	$1,465
Class C	$250	$476	$824	$1,809
Class Z	$74	$231	$382	$823
Institutional Class	$58	$221	$399	$913

You may pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$150	$476	$824	$1,809

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the E xample, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 186.26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by Standard & Poor’s (“S&P”), Aaa by Moody’s Investor Service, Inc. (“Moody’s”) or deemed equivalent by Dwight Asset Management Company LLC (“Dwight”) , the Fund’s Sub-Adviser.  The Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities rated between AA and BBB by S&P or Aa and Baa by Moody’s, or deemed equivalent by Dwight.

U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association (“Ginnie Mae”) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations and instrumentalities of the U.S. government which may not be supported by the full faith and credit of the U.S. Treasury.  Other debt securities in which the Fund may invest include income producing securities such as U.S. corporate bonds, mortgage- and asset-backed securities, and bonds of dollar denominated foreign issuers.

The weighted average maturity of the Fund will vary depending on an evaluation of market conditions, patterns and trends by the Fund’s Sub-Adviser, but will typically be less than 3 years.  There are no limitations on the maturity of any individual issues in the Fund.

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PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Credit Risk.  The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities.  Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.  U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk . Some U.S. Government Securities are issued or guaranteed by the U.S . Treasury and are suppor t ed by the full faith and credit of the United States . Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Interest Rate Risk.  When interest rates change, the value of the Fund’s holdings will be affected.  An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Prepayment Risk.  This risk relates primarily to mortgage-backed securities.  During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal.  Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

Changes in Debt Ratings.  If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  On October 1, 2004, the Fund’s shareholders approved a change in the Fund’s investment goal and the Fund’s investment strategy was changed accordingly.  The Fund’s performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

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Year-by-Year Total Returns through December 31, 2009 – Class Z Shares

2000	6.78%
2001	6.05%
2002	4.57%
2003	3.54%
2004	1.91%
2005	2.11%
2006	4.30%
2007	5.62%
2008	0.17%
2009	6.81%

The Fund’s Class Z shares year-to-date return as of June 30, 2010 was 1.80%.

Best Quarter:	2.15%	9/30/09
Worst Quarter:	(0.90%)	12/31/08

The following table provides average annual total return information for the Fund’s Class A, Class C, Class Z and Institutional Class shares.  The Fund’s performance is compared to the BofA Merrill Lynch 1-3 Year U.S. Treasuries Index, an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years.  Sales loads are reflected in the performance table.   *Index return is for the past 10 years.

Annual Average Total Returns as of December 31, 2009

	Inception Date	Past 1 Year	Past 5 Years	Past 10 Years or Life of Fund (whichever is less)*

Class A	7/1/03

Before Taxes		3.27%	2.56%	2.44%

Class C	7/1/03

Before Taxes		4.94%	3.00%	2.68%

Class Z^	8/31/99

Before Taxes		6.81%	3.77%	4.16%

After Taxes on Distributions		5.73%	2.53%	2.63%

After Taxes on Distributions and		4.41%	2.49%	2.63%
Sale of Fund Shares

Institutional Class	12/20/06

Before Taxes		6.99%	N/A	4.32%

BofA Merrill Lynch 1-3 Year US Treasury Index

(Reflects No Deduction for		0.78%	4.04%	4.48%
Fees, Expenses or Taxes)

^Data includes performance of a predecessor fund whose inception date was August 31, 1999.

After-tax performance is shown for Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Dwight

Portfolio Managers:

Name	Title	Length of Service
W. Frank Koster	Chief Investment Officer and Head of Structured Product at Dwight	Since 2009
Edwin A. Martin, CFA, FSA, MAAA	Senior Vice President and Head of Quantitative Analysis	Since 2007
Paul Norris	Senior Vice President and Sector Portfolio Manager	Since 2009
Derrick M. Wulf	Executive Vice President	Since 2010
	Senior Vice President	Since 2004
	Head of Interest Rate Positioning	Since 2009

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares, Class C Shares, and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888 . Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

For important information about payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 56.

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 MORE ABOUT THE FUNDS

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a mutual fund platform or a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s w ebsite for more information.

Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategies. The principal investment strategies and risks of each Fund have been described in the Fund Summaries section of th is p rospectus (the “Prospectus”) . This section of the Prospectus discusses those and other investment strategies used by the Funds in greater detail and describes additional risks associated with an investment in the Funds. The s tatement of a dditional i nformation (“SAI”) contains more detailed information about the Funds’ investment policies and risks.  The back cover of this Prospectus explains how you can get a copy of the SAI.

Analytic’s Investment Strategies – Old Mutual Analytic U.S. Long/Short Fund

Analytic selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model.  Analytic’s system seeks to determine a security’s intrinsic value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk.  Analytic begins the stock selection process by ranking stocks according to their one-month expected return.  Analytic then uses a process called “portfolio optimization” to select securities that it believes will:

•	Maximize expected return for the Fund;
•	Minimize expected volatility relative to its benchmark; and
•	Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments such as news events or significant changes in fundamental factors.  Using its system, Analytic strives to assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to the S&P 500 Index.  “Style neutral” means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization.  A fund is “sector neutral” when its exposure to specified economic sectors is similar to that of its investment universe.

Ashfield’s Investment Strategies – Old Mutual Large Cap Growth Fund and Old Mutual Strategic Small Company Fund

Old Mutual Large Cap Growth Fund

Ashfield believes that superior results and a high degree of consistency can best be achieved by investing in above average growth companies.  Ashfield relies on a team-based approach to implement its investment strategy, which strives to identify the factors that drive secular growth trends – be they economic, political, social or demographic – and concentrate portfolios in sectors that will benefit from secular growth trends.  The investment discipline therefore combines a top-down, thematic approach to identify the sectors enjoying above average secular growth, along with a bottom-up, fundamental assessment to individual stock selection.  This approach allows for investments to be made in businesses that are established and have enjoyed above average growth. Ashfield utilizes a four -step investment process to implement its investment strategy:

•   Top-Down Thematic.  Ashfield   seeks to identify sectors where positive change is occurring.  The leadership companies in these sectors often exhibit above average growth characteristics.

•
Quantitative.  Ashfield employs a quantitative process whereby the universe of potential stock picks is screened and ranked to create a group of eligible stocks.  During the screening process, Ashfield considers the size and liquidity, growth characteristics and valuation of potential stock picks.  Ashfield then ranks the refined universe of stock picks based on earnings.

•
Qualitative.  Ashfield next employs a qualitative process and conducts rigorous fundamental research on the group of ranked stocks to further narrow the group of eligible stocks.  Throughout this process, Ashfield identifies sectors of the economy that may exhibit above average long-term growth.

•	Construct Portfolio and Manage Risk. Ashfield constructs portfolios to ensure diversification and to manage risk, which is an essential component of the firm’s portfolio construction process.

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Old Mutual Strategic Small Company Fund

Ashfield relies on a team-based approach to implement its investment strategy.  Ashfield screens the small cap investment universe for companies with desired financial characteristics, including size and liquidity, price momentum, growth characteristics, and valuation.  By this method, the initial universe is efficiently narrowed down to a smaller universe of stocks.  This screened universe is then ranked by earnings criteria, which narrows the universe further to high quality growth companies with high success factors.  This screen and rank process efficiently identifies, for further fundamental research, a select universe of companies with a high probability of achieving above average returns.  Fundamental research focuses on identifying those investments that improve the risk/return characteristics of the portfolio.  A qualitative assessment of the company’s characteristics and growth prospects, as well as an analysis of the company’s income statement, balance sheet and accounting practices and concentrates on the following:

•	Assess uniqueness of company, market share and global positioning

•	Identify growth drivers and determine if catalysts exist for sustainable, above-average earnings growth

•	Analyze revenue and earnings growth rates, margin trends, ROEs and tax rates

•	Analyze financial statements, including forensic accounting review

•	Review valuation versus peer group

Barrow Hanley’s Investment Strategies – Old Mutual Barrow Hanley Value Fund and Old Mutual Barrow Hanley Core Bond Fund

Old Mutual Barrow Hanley Value Fund

Barrow Hanley uses traditional methods of stock selection – research and analysis – to identify undervalued securities and searches for companies that have price to earnings and price to book ratios below the market and that have above average dividend yields.  Barrow Hanley’s investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors due to internal or external challenges judged to be short-term in nature.  Barrow Hanley’s process seeks to identify the reasons for a temporary undervaluation of a company’s shares and believes that value can be added through individual stock selection.

Barrow Hanley utilizes risk management tools to help ensure that the Fund is not over-exposed to particular market segments.  Barrow Hanley is a “bottom-up” value manager meaning it analyzes the fundamentals of companies one at a time rather than focusing on broader market themes.  Sector and industry weightings are a residual of its investment process.  Barrow Hanley expects to fully invest the assets of the Fund.  Consequently, cash reserves are normally expected to be less than 5% of the Fund’s total assets.

Old Mutual Barrow Hanley Core Bond Fund

Barrow Hanley’s investment strategy focuses on employing a bottom-up, duration-neutral, research-driven selection process to construct portfolios that beat the market by "out-yielding" the market, with lower volatility of return.  Barrow Hanley’s investment process begins with an analysis of the best potential return opportunities identified by its Relative Return Model. The model quantifies and ranks the total return potential of various sectors of the market over the next 12 months, assuming the prevailing yield to maturity relationships of the sector versus U.S. Treasuries revert to the historical average. The model's results then focus attention on individual security selection decisions. Barrow Hanley searches the eligible universe of corporate bonds, mortgage securities, and alternative U.S. government issues for those that have a yield to maturity advantage or "yield premium" versus the most recently issued Treasury of similar maturity. When bonds are identified as having an above average yield premium versus their historical range, Barrow Hanley’s focus shifts to an analysis of the factors impacting the yield premium that they can evaluate and understand. Barrow Hanley’s process seeks to translate the yield premium into a total return premium, regardless of the direction of interest rates.

Utilizing the full complement of Barrow Hanley's team of portfolio managers and analysts, their qualitative analysis evaluates the credit quality of corporate bonds for cash flow, earnings, and balance sheet fundamentals, as well as any supply/demand factors which will impact the future credit rating of the issuer and the yield premium. A significant focus in its credit research effort is identifying those credits that have a greater probability of ratings upgrades, and therefore greater return opportunity, while avoiding downgrades.

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For mortgage securities, a critical element in the evaluation of yield is the impact of embedded options and therefore potential price volatility. Barrow Hanley does not believe prepayment models alone are accurate enough to completely explain price volatility. The Sub-Adviser therefore enhances its understanding of the price sensitivity of mortgages through the use of "empirical effective duration" measures. By using the market's actual price volatility between mortgage and treasury securities as inputs, Barrow Hanley derives an empirical or observed duration, which improves their ability to measure how a given security or portfolio will respond to a change in interest rates.

Yield Curve positioning is important for its "roll down" effect when short rates are less than long rates, as is the traditional shape of the curve. Because investors are willing to pay a premium for the liquidity of the most recently issued Treasury in various maturities, older "off-the-run" issues of similar maturity typically offer an incremental yield advantage. Barrow Hanley uses a Treasury Curve Model to help identify those points along the curve that offer the best yield and return potential.

If a bond's current and projected fundamentals are sound, Barrow Hanley again uses the Relative Return Model to quantify the potential performance from a subsequent reduction or compression of the initial yield premium. This selection process seeks to translate the yield to maturity advantage into a total return advantage regardless of whether interest rates move up or down. The same decision-making process that identifies a security as a "buy" also forces a discipline to sell when the security is no longer undervalued or has returned to fair value.

Barrow Hanley does not attempt to time the direction of interest rates, as it is their contention that to do so assumes an undue level of risk and volatility that is not consistently rewarded. The Sub-Adviser therefore maintains fully invested, duration-neutral portfolios at all times. All portfolios are managed in a team approach, with investment strategy decisions resulting from a consensus of all fixed income professionals. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

Copper Rock’s Investment Strategies – Old Mutual Strategic Small Company Fund

Copper Rock generates its initial investment ideas from a number of sources, including proprietary methods and screens, and bottom-up themes.  In selecting companies, Copper Rock favors entrepreneurial companies that appear to be reasonably valued.  Copper Rock’s investment process seeks to add value through bottom-up stock selection and in-depth fundamental research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position, and business strategy.  Copper Rock looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations.  Sector weights result from Copper Rock’s bottom-up stock selection process.

Dwight’s Investment Strategies – Old Mutual Cash Reserves Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund

Old Mutual Cash Reserves Fund

Dwight monitors a wide range of economic and financial factors to evaluate the creditworthiness, liquidity and relative value of money market securities. Dwight’s disciplined investment process, which emphasizes proprietary fundamental research and risk management, is designed to seek money market securities that will provide a high degree of liquidity and attractive current income without jeopardizing the stability of the Fund’s share price.

Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for a Fund’s portfolio.  Dwight selects securities through an active strategy focused primarily on relative yield, sector and asset class allocation, and duration management.  Dwight looks for relative value in certain parts of the yield curve and seeks to enhance yield through selective allocation among various asset classes.  Dwight also evaluates the potential performance of various market sectors and allocates investments among those sectors it believes will perform best.  Dwight also reviews individual securities to identify issuers and issues that it believes will add value to the portfolio.  Based on its interest rate outlook, Dwight may engage in duration management within a Fund’s overall limits.

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Eagle’s Investment Strategies –  Old Mutual Strategic Small Company Fund

Eagle searches for smaller, less visible companies with unique business concepts or niche products that are reasonably priced and positioned for growth.  Eagle’s small-cap core investment strategy employs in-depth, rigorous research, intensive analysis and thorough, bottom-up stock selection to identify consistently growing companies that are reasonably priced.

The driving force behind each of Eagle’s investment decisions is to look beyond price-to-earnings multiples and stated growth rates to buy companies that have sustainable competitive advantages.  Eagle seeks to gain a thorough understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

Eagle focuses on companies that are low-cost producers; those with high barriers to entry, those with strong management teams; those with recurring revenue streams; and those with conservative accounting.  Other criteria include a catalyst for accelerated growth; earnings-per-share growth greater than 15%; reasonable price-to-earnings ratio relative to growth rate; high or expanding return on equity and high or expanding operating margins relative to peer group.

Heitman’s Investment Strategies – Old Mutual Heitman REIT Fund

Heitman pursues a growth at a reasonable price investment philosophy and seeks companies with strong growth in earnings and dividends, reasonable valuation metrics, and low risk to earnings and dividends. Most companies in the investable universe specialize in a particular property type such as office, retail, or apartments and some of these companies focus on a particular geographic region.

For each company in the investable universe, Heitman assesses real estate markets, property portfolio, balance sheet structure, growth strategies, and management quality to develop inputs for our security valuation models. Heitman uses a proprietary security valuation model to identify relative mispricings in the public market. Heitman also uses an intrinsic value model to assess the value of real estate owned. Heitman selects securities which are expected to deliver strong total returns and generally expects to hold between 30 and 50 securities.

OMCAP Investors Investment Strategies – Old Mutual Focused Fund

OMCAP Investors’ core investment process for the Old Mutual Focused Fund is driven by fundamental research and a multi-factor model that screens companies with attractive valuations relative to the sector and the market, near-term business dynamics, and long-term earnings growth.  These securities are generally trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power.  The investment process for the Old Mutual Focused Fund (1) attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity; and (2) is based primarily on the belief that appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

TS&W’s Investment Strategies – Old Mutual TS&W Mid-Cap Value Fund and Old Mutual TS&W Small Cap Value Fund

Old Mutual TS&W Mid-Cap Value Fund

TS&W’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.  Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other mid-cap stocks and as compared to their industry or sector peers.  The third factor considers the relative earnings prospects of the company.  The fourth factor involves looking at the company’s recent price action.  TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

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TS&W’s analysts also explore numerous factors that might affect the outlook for a company.  They evaluate publicly available information including sell-side research, company filings, and trade periodicals.  The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues.  They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

Established positions in the portfolio are ranked daily and are reviewed periodically in the same manner to re-examine their fundamental and valuation characteristics, with the product meeting serving as a forum for the discussion of each existing stock’s place in the portfolio.

Old Mutual TS&W Small Cap Value Fund

TS&W’s small-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.  Parts one and two of the screen attempt to assess a company’s discount to private market value relative to other small-cap stocks.  The third factor considers the relative earnings prospects of the company.  The fourth factor involves looking at the company’s recent price action.

TS&W’s small-cap value process utilizes analysts to explore numerous factors that might affect the outlook for a company.  They evaluate publicly available information including sell-side research, company filings, and trade periodicals.  The analysts speak with company management to hear their perspectives and outlook on the pertinent business issues.  They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

Established positions in the process are ranked daily for expected return and are reviewed periodically in the same manner to re-examine their fundamental and valuation characteristics, with the research meeting again serving as a forum for the discussion of an existing stock’s place in the portfolio.

In addition to portfolio holdings derived from TS&W’s four-factor valuation screen and fundamental research described above, a portion of the Fund’s portfolio will be constructed using TS&W’s quantitative optimization procedure.  This quantitative optimization procedure utilizes TS&W’s four factor screened small-cap universe to construct an expanded Fund portfolio of securities with risk and return characteristics similar to the portfolio identified by TS&W’s four-factor valuation screen and fundamental research.

More About Investment Strategies and Risks

Affiliated Money Market Funds.  The Funds maintain cash reserves (i.e. , cash awaiting investment or cash held to meet redemption requests or to pay expenses ) .   E ach Fund   invest s its cash reserves in the Old Mutual Cash Reserves Fund, in accordance with applicable rules under the 1940 Act.

Foreign Securities.  While the Funds generally emphasize investments in securities traded in the U.S., a Fund may invest in foreign-traded securities.  The Old Mutual Dwight High Yield Fund may invest up to 30% of its assets in foreign securities, the Old Mutual Barrow Hanley Core Bond Fund may invest up to 25% of its assets in foreign securities, and the Old Mutual Analytic U.S. Long/Short Fund may invest up to 20% of their assets in foreign securities.  The other Funds may invest up to 15% of their assets in foreign securities.  Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the U.S. and are not traded in the U.S.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.  Securities of issuers located in emerging markets may experience greater price volatility than those located in established markets.

ADRs.  The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs).  ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares.  ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets.  ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the U.S. and the risk that currency fluctuations may adversely affect the value of the ADR.  ADRs are not considered foreign securities for purposes of the limitations stated above under Foreign Securities.

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REITs.  A REIT is a separately managed trust that makes investments in various real estate businesses.  An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders.  A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders.  A hybrid REIT combines the characteristics of equity and mortgage REITs.

The real estate industry is particularly sensitive to: (i) economic factors, such as interest rate changes, tight credit markets, or recessions; (ii) over-building in one particular area, changes in zoning laws, or changes in neighborhood values; (iii) increases in property taxes; (iv) casualty and condemnation losses; and (v) regulatory limitations on rents.  The value of real property, and the REITs that invest in it, may decrease during periods of volatility in the credit markets.

REITs may expose a fund to similar risks associated with direct investment in real estate.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Fixed Income Securities.  While the Equity Funds generally emphasize investments in equity securities such as common and preferred stocks, all the Funds may invest in investment grade fixed-income securities.  Fixed income securities include U.S. government securities, government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments, and certain other types of debt or hybrid instruments.  Fixed income security prices fluctuate over time.  The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates, or other adverse economic or political events.

A Fund’s investment in fixed income securities is subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk.  A change in interest rates will affect the value of a Fund’s fixed income investments.  Debt securities tend to move inversely with changes in interest rates.  For example, when interest rates rise, debt security prices generally fall.

Credit Risk.  The value of the debt securities held by a Fund also fluctuates with the credit quality of the issuers of those securities.  A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt.  Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering a Fund’s share price.

Changes in Debt Ratings.  If a rating agency assigns a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return to compensate for the additional perceived risk.

Fixed income securities may be issued by U.S. or non-U.S. corporate and government issuers.

Corporate Loans.  The Old Mutual Dwight High Yield Fund may invest in corporate loans.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so.  If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Securities That Are Not Readily Marketable.  Each Fund (other than the Old Mutual Cash Reserves Fund) may invest up to 15% of its net assets in securities that are “illiquid.”  The Old Mutual Cash Reserves Fund may invest up to 5% of its net assets in securities that are illiquid.  A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Board of Trustees (the “Board”) of the Trust, certain restricted securities may be deemed liquid and will not be counted toward the 5% and 15% limits.

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Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies.  The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act and any rules, exemptive orders, no-action letters or interpretive guidance thereunder.  The Funds may invest any amount, pursuant to applicable rules under the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 under the 1940 Act.  A Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.  The fees payable by a Fund with respect to investment of its cash reserves in an affiliated or unaffiliated money market fund are included in the Acquired Fund Fees and Expenses in the Funds’ annual Fees and Expenses tables if they are at least 0.01% of the Fund’s average net assets.

Derivatives.  A Fund may use derivatives to hedge risks inherent in the portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Fund’s investment strategy through investments that may be more tax-efficient than a direct equity investment.  Derivatives the Funds may use include, among others, futures contracts, credit default swaps, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts and foreign currencies.  The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective.  A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements.  The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.  Credit default swaps are a particular type of derivative that involve the risk that the creditworthiness of the company on which the swap is based is not correctly evaluated, which could result in a loss.

Temporary Defensive Investments.  In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions.  To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Build America Bonds.  The Dwight Short Term Fixed Income Fund and the Dwight Intermediate Fixed Income Fund may invest up to 10% of their net assets in Build America Bonds.  Build America Bonds (“BABs”) are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. There are two types of BABs - Tax Credit BABs and Direct Payment BABs. Direct Payment BABs provide a federal subsidy of 35% of the interest paid on the bonds to the issuer. Tax Credit BABs provides a federal subsidy as a refundable tax credit directly to the bondholders. While the bondholder is the recipient of the tax credit through Tax Credit BABs, and the bond issuer is the recipient of the tax subsidy through Direct Payment BABs, both options reduce the cost of borrowing for the bond issuer in comparison to traditional taxable corporate bonds, and in many cases, it is more cost effective than issuing traditional tax-exempt bonds.

Treasury Inflation-Protected Securities.  The Dwight Short Term Fixed Income Fund and the Dwight Intermediate Fixed Income Fund may invest up to 10% of their net assets in inflation-protected securities.  Inflation-protected securities, such as Treasury Inflation-Protected Securities (“TIPS”), are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-protected securities tend to react to changes in real interest rates.  In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall.  Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

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TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers (“CPI”) as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI.  When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater.  TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS were issued.  The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Non-Fundamental Investment Policy

Each of the Old Mutual Focused Fund, Old Mutual Large Cap Growth Fund, Old Mutual Strategic Small Company Fund, Old Mutual TS&W Mid-Cap Value Fund and Old Mutual TS&W Small Cap Value Fund has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name.  Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

Sub-Adviser Allocations

For Funds that employ multiple Sub-Advisers, Old Mutual Capital will allocate the assets of the Fund according to the Fund’s particular investment mandate.  The investment mandate for the Old Mutual Strategic Small Company Fund provides that each Sub-Adviser will manage between 28% and 38% of the Fund’s assets.  Old Mutual Capital monitors the allocation of assets among the Sub-Advisers and will re-allocate a Fund’s assets no less frequently than quarterly, if necessary, to keep the allocation within the target range.  Reallocation of assets are accomplished by allocating purchase or redemption proceeds to a particular Sub-Adviser and, if necessary, reallocating cash or securities to a particular Sub-Adviser.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of each Fund’s portfolio holdings is available at oldmutualfunds.com and in the SAI.  The back cover of this Prospectus explains how you can get a copy of the SAI.

Market Capitalizations

Unless otherwise stated in a Fund’s Investment Approach, the Funds that primarily invest in small-cap companies will generally invest in companies with an average market capitalization below $2.3 billion, although a Fund may invest in companies outside this range.  The Funds that primarily invest in mid-cap companies will generally invest in companies with an average market capitalization between $2.3 billion and $12 billion and the Funds that primarily invest in large-cap companies will generally invest in companies with an average market capitalization above $12 billion, although a Fund may invest outside of these ranges.

Performance Examples

The following tables summarize the annual and cumulative impact of certain Funds’ fees and expenses on returns over a 10 year period.  The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.  Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of those stated in the Fees and Expenses Tables or the contractual fee waivers or expense reimbursements for the period of the contractual commitment.  Your actual costs may be higher or lower.  The tables also assume the reinvestment of all dividends and distributions.

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OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.53%	(2.48)%	$9,752	$722
2	10.25%	1.97%	0.48%	$10,048	$195
3	15.76%	1.97%	3.52%	$10,352	$201
4	21.55%	1.97%	6.66%	$10,666	$207
5	27.63%	1.97%	9.89%	$10,989	$213
6	34.01%	1.97%	13.22%	$11,322	$220
7	40.71%	1.97%	16.65%	$11,665	$226
8	47.75%	1.97%	20.18%	$12,018	$233
9	55.13%	1.97%	23.82%	$12,382	$240
10	62.89%	1.97%	27.58%	$12,758	$248

Total Gain After Fees and Expenses				$2,758
Total Annual Fees & Expenses					$2,705

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.28%	3.72%	$10,372	$130
2	10.25%	1.28%	7.58%	$10,758	$135
3	15.76%	1.28%	11.58%	$11,158	$140
4	21.55%	1.23%	15.79%	$11,579	$140
5	27.63%	1.23%	20.15%	$12,015	$145
6	34.01%	1.23%	24.68%	$12,468	$151
7	40.71%	1.23%	29.38%	$12,938	$156
8	47.75%	1.23%	34.26%	$13,426	$162
9	55.13%	1.23%	39.32%	$13,932	$168
10	62.89%	1.23%	44.57%	$14,457	$175

Total Gain After Fees and Expenses				$4,457
Total Annual Fees & Expenses					$1,502

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.09%	3.91%	$10,391	$111
2	10.25%	1.18%	7.88%	$10,788	$125
3	15.76%	1.18%	12.00%	$11,200	$130
4	21.55%	1.18%	16.28%	$11,628	$135
5	27.63%	1.18%	20.72%	$12,072	$140
6	34.01%	1.18%	25.33%	$12,533	$145
7	40.71%	1.18%	30.12%	$13,012	$151
8	47.75%	1.18%	35.09%	$13,509	$156
9	55.13%	1.18%	40.25%	$14,025	$162
10	62.89%	1.18%	45.61%	$14,561	$169

Total Gain After Fees and Expenses				$4,561
Total Annual Fees & Expenses					$1,424

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OLD MUTUAL BARROW HANLEY VALUE FUND

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.20%	(2.17)%	$9,783	$690
2	10.25%	1.73%	1.03%	$10,103	$172
3	15.76%	1.73%	4.33%	$10,433	$178
4	21.55%	1.73%	7.75%	$10,775	$183
5	27.63%	1.73%	11.27%	$11,127	$189
6	34.01%	1.73%	14.91%	$11,491	$196
7	40.71%	1.73%	18.67%	$11,867	$202
8	47.75%	1.73%	22.55%	$12,255	$209
9	55.13%	1.73%	26.55%	$12,655	$215
10	62.89%	1.73%	30.69%	$13,069	$223
Total Gain After Fees and Expenses
				$3,069
Total Annual Fees and Expenses					$2,457

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.95%	4.05%	$10,405	$97
2	10.25%	1.04%	8.17%	$10,817	$110
3	15.76%	1.04%	12.45%	$11,245	$115
4	21.55%	1.04%	16.91%	$11,691	$119
5	27.63%	1.04%	21.54%	$12,154	$124
6	34.01%	1.04%	26.35%	$12,635	$129
7	40.71%	1.04%	31.35%	$13,135	$134
8	47.75%	1.04%	36.55%	$13,655	$139
9	55.13%	1.04%	41.96%	$14,196	$145
10	62.89%	1.04%	47.58%	$14,758	$151

Total Gain After Fees and Expenses				$4,758
Total Annual Fees & Expenses					$1,263

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.85%	4.15%	$10,415	$87
2	10.25%	0.87%	8.45%	$10,845	$92
3	15.76%	0.87%	12.93%	$11,293	$96
4	21.55%	0.87%	17.59%	$11,759	$100
5	27.63%	0.87%	22.45%	$12,245	$104
6	34.01%	0.87%	27.51%	$12,751	$109
7	40.71%	0.87%	32.77%	$13,277	$113
8	47.75%	0.87%	38.26%	$13,826	$118
9	55.13%	0.87%	43.97%	$14,397	$123
10	62.89%	0.87%	49.91%	$14,991	$128

Total Gain After Fees and Expenses				$4,991
Total Annual Fees & Expenses					$1,070

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OLD MUTUAL FOCUSED FUND

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.21%	(2.18)%	$9,782	$691
2	10.25%	1.21%	1.53%	$10,153	$121
3	15.76%	1.21%	5.38%	$10,538	$125
4	21.55%	1.39%	9.18%	$10,918	$149
5	27.63%	1.39%	13.12%	$11,312	$155
6	34.01%	1.39%	17.21%	$11,721	$160
7	40.71%	1.39%	21.44%	$12,144	$166
8	47.75%	1.39%	25.82%	$12,582	$172
9	55.13%	1.39%	30.36%	$13,036	$178
10	62.89%	1.39%	35.07%	$13,507	$184

Total Gain After Fees and Expenses				$3,507
Total Annual Fees & Expenses					$2,101

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.96%	4.04%	$10,404	$98
2	10.25%	0.96%	8.24%	$10,824	$102
3	15.76%	0.96%	12.62%	$11,262	$106
4	21.55%	1.39%	16.68%	$11,668	$159
5	27.63%	1.39%	20.89%	$12,089	$165
6	34.01%	1.39%	25.26%	$12,526	$171
7	40.71%	1.39%	29.78%	$12,978	$177
8	47.75%	1.39%	34.47%	$13,447	$184
9	55.13%	1.39%	39.32%	$13,932	$190
10	62.89%	1.39%	44.35%	$14,435	$197

Total Gain After Fees and Expenses				$4,435
Total Annual Fees & Expenses					$1,549

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.81%	4.19%	$10,419	$83
2	10.25%	0.81%	8.56%	$10,856	$86
3	15.76%	0.81%	13.10%	$11,310	$90
4	21.55%	0.92%	17.72%	$11,772	$106
5	27.63%	0.92%	22.52%	$12,252	$111
6	34.01%	0.92%	27.52%	$12,752	$115
7	40.71%	0.92%	32.72%	$13,272	$120
8	47.75%	0.92%	38.14%	$13,814	$125
9	55.13%	0.92%	43.77%	$14,377	$130
10	62.89%	0.92%	49.64%	$14,964	$135

Total Gain After Fees and Expenses				$4,964
Total Annual Fees & Expenses					$1,101

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OLD MUTUAL HEITMAN REIT FUND

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.50%	(2.45)%	$9,755	$719
2	10.25%	1.63%	0.84%	$10,084	$162
3	15.76%	1.63%	4.23%	$10,423	$167
4	21.55%	1.63%	7.75%	$10,775	$173
5	27.63%	1.63%	11.38%	$11,138	$179
6	34.01%	1.63%	15.13%	$11,513	$185
7	40.71%	1.63%	19.01%	$11,901	$191
8	47.75%	1.63%	23.02%	$12,302	$197
9	55.13%	1.63%	27.17%	$12,717	$204
10	62.89%	1.63%	31.45%	$13,145	$211

Total Gain After Fees and Expenses				$3,145
Total Annual Fees & Expenses					$2,388

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.25%	3.75%	$10,375	$127
2	10.25%	1.32%	7.57%	$10,757	$139
3	15.76%	1.32%	11.53%	$11,153	$145
4	21.55%	1.32%	15.63%	$11,563	$150
5	27.63%	1.32%	19.89%	$11,989	$155
6	34.01%	1.32%	24.30%	$12,430	$161
7	40.71%	1.32%	28.87%	$12,887	$167
8	47.75%	1.32%	33.61%	$13,361	$173
9	55.13%	1.32%	38.53%	$13,853	$180
10	62.89%	1.32%	43.63%	$14,363	$186

Total Gain After Fees and Expenses				$4,363
Total Annual Fees & Expenses					$1,583

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.95%	4.05%	$10,405	$97
2	10.25%	1.22%	7.98%	$10,798	$129
3	15.76%	1.22%	12.06%	$11,206	$134
4	21.55%	1.22%	16.30%	$11,630	$139
5	27.63%	1.22%	20.70%	$12,070	$145
6	34.01%	1.22%	25.26%	$12,526	$150
7	40.71%	1.22%	29.99%	$12,999	$156
8	47.75%	1.22%	34.91%	$13,491	$162
9	55.13%	1.22%	40.01%	$14,001	$168
10	62.89%	1.22%	45.30%	$14,530	$174

Total Gain After Fees and Expenses				$4,530
Total Annual Fees & Expenses					$1,454

Table of Contents - Prospectus 1

OLD MUTUAL LARGE CAP GROWTH FUND

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.25%	(2.22)%	$9,778	$695
2	10.25%	2.29%	0.43%	$10,043	$227
3	15.76%	2.29%	3.16%	$10,316	$233
4	21.55%	2.29%	5.95%	$10,595	$239
5	27.63%	2.29%	8.82%	$10,882	$246
6	34.01%	2.29%	11.77%	$11,177	$253
7	40.71%	2.29%	14.80%	$11,480	$259
8	47.75%	2.29%	17.91%	$11,791	$266
9	55.13%	2.29%	21.11%	$12,111	$274
10	62.89%	2.29%	24.39%	$12,439	$281

Total Gain After Fees and Expenses				$2,439
Total Annual Fees & Expenses					$2,973

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.00%	4.00%	$10,400	$102
2	10.25%	1.40%	7.74%	$10,774	$148
3	15.76%	1.40%	11.62%	$11,162	$154
4	21.55%	1.40%	15.64%	$11,564	$159
5	27.63%	1.40%	19.80%	$11,980	$165
6	34.01%	1.40%	24.12%	$12,412	$171
7	40.71%	1.40%	28.59%	$12,859	$177
8	47.75%	1.40%	33.21%	$13,321	$183
9	55.13%	1.40%	38.01%	$13,801	$190
10	62.89%	1.40%	42.98%	$14,298	$197

Total Gain After Fees and Expenses				$4,298
Total Annual Fees & Expenses					$1,646

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.90%	4.10%	$10,410	$92
2	10.25%	0.90%	8.37%	$10,837	$96
3	15.76%	0.90%	12.81%	$11,281	$100
4	21.55%	0.75%	17.61%	$11,761	$86
5	27.63%	0.75%	22.60%	$12,260	$90
6	34.01%	0.75%	27.81%	$12,781	$94
7	40.71%	0.75%	33.25%	$13,325	$98
8	47.75%	0.75%	38.91%	$13,891	$102
9	55.13%	0.75%	44.81%	$14,481	$106
10	62.89%	0.75%	50.97%	$15,097	$111

Total Gain After Fees and Expenses				$5,097
Total Annual Fees & Expenses					$975

Table of Contents - Prospectus 1

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.55%	(2.50)%	$9,750	$724
2	10.25%	3.00%	(0.55)%	$9,945	$295
3	15.76%	3.00%	1.44%	$10,144	$301
4	21.55%	3.00%	3.47%	$10,347	$307
5	27.63%	3.00%	5.54%	$10,554	$314
6	34.01%	3.00%	7.65%	$10,765	$320
7	40.71%	3.00%	9.80%	$10,980	$326
8	47.75%	3.00%	12.00%	$11,200	$333
9	55.13%	3.00%	14.24%	$11,424	$339
10	62.89%	3.00%	16.52%	$11,652	$346

Total Gain After Fees and Expenses				$1,652
Total Annual Fees & Expenses					$3,605

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.30%	3.70%	$10,370	$132
2	10.25%	1.74%	7.08%	$10,708	$183
3	15.76%	1.74%	10.57%	$11,057	$189
4	21.55%	1.74%	14.18%	$11,418	$196
5	27.63%	1.74%	17.90%	$11,790	$202
6	34.01%	1.74%	21.74%	$12,174	$208
7	40.71%	1.74%	25.71%	$12,571	$215
8	47.75%	1.74%	29.81%	$12,981	$222
9	55.13%	1.74%	34.04%	$13,404	$230
10	62.89%	1.74%	38.41%	$13,841	$237

Total Gain After Fees and Expenses				$3,841
Total Annual Fees & Expenses					$2,014

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.05%	3.95%	$10,395	$107
2	10.25%	1.14%	7.96%	$10,796	$121
3	15.76%	1.14%	12.13%	$11,213	$125
4	21.55%	1.14%	16.46%	$11,646	$130
5	27.63%	1.14%	20.95%	$12,095	$135
6	34.01%	1.14%	25.62%	$12,562	$141
7	40.71%	1.14%	30.47%	$13,047	$146
8	47.75%	1.14%	35.51%	$13,551	$152
9	55.13%	1.14%	40.74%	$14,074	$157
10	62.89%	1.14%	46.17%	$14,617	$164

Total Gain After Fees and Expenses				$4,617
Total Annual Fees & Expenses					$1,378

Table of Contents - Prospectus 1

OLD MUTUAL TS&W SMALL CAP VALUE FUND

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.51%	(2.46)%	$9,754	$720
2	10.25%	1.51%	0.94%	$10,094	$150
3	15.76%	1.51%	4.47%	$10,447	$155
4	21.55%	1.48%	8.14%	$10,814	$157
5	27.63%	1.48%	11.95%	$11,195	$163
6	34.01%	1.48%	15.89%	$11,589	$169
7	40.71%	1.48%	19.97%	$11,997	$175
8	47.75%	1.48%	24.19%	$12,419	$181
9	55.13%	1.48%	28.56%	$12,856	$187
10	62.89%	1.48%	33.09%	$13,309	$194

Total Gain After Fees and Expenses				$3,309
Total Annual Fees & Expenses					$2,251

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.26%	3.74%	$10,374	$128
2	10.25%	1.31%	7.57%	$10,757	$138
3	15.76%	1.31%	11.54%	$11,154	$144
4	21.55%	1.31%	15.65%	$11,565	$149
5	27.63%	1.31%	19.92%	$11,992	$154
6	34.01%	1.31%	24.35%	$12,435	$160
7	40.71%	1.31%	28.93%	$12,893	$166
8	47.75%	1.31%	33.69%	$13,369	$172
9	55.13%	1.31%	38.62%	$13,862	$178
10	62.89%	1.31%	43.74%	$14,374	$185

Total Gain After Fees and Expenses				$4,374
Total Annual Fees & Expenses					$1,574

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.11%	3.89%	$10,389	$113
2	10.25%	1.17%	7.87%	$10,787	$124
3	15.76%	1.17%	12.00%	$11,200	$129
4	21.55%	1.17%	16.29%	$11,629	$134
5	27.63%	1.17%	20.74%	$12,074	$139
6	34.01%	1.17%	25.37%	$12,537	$144
7	40.71%	1.17%	30.17%	$13,017	$149
8	47.75%	1.17%	35.16%	$13,516	$155
9	55.13%	1.17%	40.33%	$14,033	$161
10	62.89%	1.17%	45.71%	$14,571	$167

Total Gain After Fees and Expenses				$4,571
Total Annual Fees & Expenses					$1,415

Table of Contents - Prospectus 1

OLD MUTUAL CASH RESERVES FUND

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.55%	4.45%	$10,445	$56
2	10.25%	2.24%	7.33%	$10,733	$237
3	15.76%	2.24%	10.30%	$11,030	$244
4	21.55%	2.24%	13.34%	$11,334	$250
5	27.63%	2.24%	16.47%	$11,647	$257
6	34.01%	2.24%	19.68%	$11,968	$264
7	40.71%	2.24%	22.99%	$12,299	$272
8	47.75%	2.24%	26.38%	$12,638	$279
9	55.13%	2.24%	29.87%	$12,987	$287
10	62.89%	2.24%	33.45%	$13,345	$295

Total Gain After Fees and Expenses				$3,345
Total Annual Fees & Expenses					$2,441

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.30%	4.70%	$10,470	$31
2	10.25%	0.88%	9.01%	$10,901	$94
3	15.76%	0.88%	13.51%	$11,351	$98
4	21.55%	0.88%	18.18%	$11,818	$102
5	27.63%	0.88%	23.05%	$12,305	$106
6	34.01%	0.88%	28.12%	$12,812	$111
7	40.71%	0.88%	33.40%	$13,340	$115
8	47.75%	0.88%	38.89%	$13,889	$120
9	55.13%	0.88%	44.62%	$14,462	$125
10	62.89%	0.88%	50.58%	$15,058	$130

Total Gain After Fees and Expenses				$5,058
Total Annual Fees & Expenses					$1,032

Table of Contents - Prospectus 1

OLD   MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.85%	(0.80)%	$9,920	$558
2	10.25%	1.02%	3.15%	$10,315	$103
3	15.76%	1.02%	7.26%	$10,726	$107
4	21.55%	1.02%	11.53%	$11,153	$112
5	27.63%	1.02%	15.96%	$11,596	$116
6	34.01%	1.02%	20.58%	$12,058	$121
7	40.71%	1.02%	25.38%	$12,538	$125
8	47.75%	1.02%	30.37%	$13,037	$130
9	55.13%	1.02%	35.56%	$13,556	$136
10	62.89%	1.02%	40.95%	$14,095	$141

Total Gain After Fees and Expenses				$4,095
Total Annual Fees & Expenses					$1,649

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.60%	3.40%	$10,340	$163
2	10.25%	1.81%	6.70%	$10,670	$190
3	15.76%	1.81%	10.10%	$11,010	$196
4	21.55%	1.81%	13.61%	$11,361	$202
5	27.63%	1.81%	17.24%	$11,724	$209
6	34.01%	1.81%	20.98%	$12,098	$216
7	40.71%	1.81%	24.84%	$12,484	$222
8	47.75%	1.81%	28.82%	$12,882	$230
9	55.13%	1.81%	32.93%	$13,293	$237
10	62.89%	1.81%	37.17%	$13,717	$244

Total Gain After Fees and Expenses				$3,717
Total Annual Fees & Expenses					$2,109

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.60%	4.40%	$10,440	$61
2	10.25%	0.81%	8.77%	$10,877	$86
3	15.76%	0.81%	13.33%	$11,333	$90
4	21.55%	0.81%	18.08%	$11,808	$94
5	27.63%	0.81%	23.03%	$12,303	$98
6	34.01%	0.81%	28.18%	$12,818	$102
7	40.71%	0.81%	33.55%	$13,355	$106
8	47.75%	0.81%	39.15%	$13,915	$110
9	55.13%	0.81%	44.98%	$14,498	$115
10	62.89%	0.81%	51.05%	$15,105	$120

Total Gain After Fees and Expenses				$5,105
Total Annual Fees & Expenses					$982

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.52%	4.48%	$10,448	$53
2	10.25%	0.68%	8.99%	$10,899	$73
3	15.76%	0.68%	13.70%	$11,370	$76
4	21.55%	0.68%	18.61%	$11,861	$79
5	27.63%	0.68%	23.74%	$12,374	$82
6	34.01%	0.68%	29.08%	$12,908	$86
7	40.71%	0.68%	34.66%	$13,466	$90
8	47.75%	0.68%	40.48%	$14,048	$94
9	55.13%	0.68%	46.55%	$14,655	$98
10	62.89%	0.68%	52.88%	$15,288	$102

Total Gain After Fees and Expenses				$5,288
Total Annual Fees & Expenses					$833

Table of Contents - Prospectus 1

OLDMUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.97%	0.91%	$10,091	$396
2	10.25%	0.98%	4.97%	$10,497	$101
3	15.76%	0.98%	9.19%	$10,919	$105
4	21.55%	0.98%	13.57%	$11,357	$109
5	27.63%	0.98%	18.14%	$11,814	$114
6	34.01%	0.98%	22.89%	$12,289	$118
7	40.71%	0.98%	27.83%	$12,783	$123
8	47.75%	0.98%	32.97%	$13,297	$128
9	55.13%	0.98%	38.31%	$13,831	$133
10	62.89%	0.98%	43.87%	$14,387	$138

Total Gain After Fees and Expenses				$4,387
Total Annual Fees & Expenses					$1,465

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	1.47%	3.53%	$10,353	$150
2	10.25%	1.52%	7.13%	$10,713	$160
3	15.76%	1.52%	10.86%	$11,086	$166
4	21.55%	1.52%	14.72%	$11,472	$171
5	27.63%	1.52%	18.71%	$11,871	$177
6	34.01%	1.52%	22.84%	$12,284	$184
7	40.71%	1.52%	27.12%	$12,712	$190
8	47.75%	1.52%	31.54%	$13,154	$197
9	55.13%	1.52%	36.12%	$13,612	$203
10	62.89%	1.52%	40.86%	$14,086	$211

Total Gain After Fees and Expenses				$4,086
Total Annual Fees & Expenses					$1,809

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.72%	4.28%	$10,428	$74
2	10.25%	0.72%	8.74%	$10,874	$77
3	15.76%	0.72%	13.40%	$11,340	$80
4	21.55%	0.64%	18.34%	$11,834	$74
5	27.63%	0.64%	23.50%	$12,350	$77
6	34.01%	0.64%	28.89%	$12,889	$81
7	40.71%	0.64%	34.51%	$13,451	$84
8	47.75%	0.64%	40.37%	$14,037	$88
9	55.13%	0.64%	46.49%	$14,649	$92
10	62.89%	0.64%	52.88%	$15,288	$96

Total Gain After Fees and Expenses				$5,288
Total Annual Fees & Expenses					$823

Institutional Class Shares
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.57%	4.43%	$10,443	$58
2	10.25%	0.75%	8.87%	$10,887	$80
3	15.76%	0.75%	13.50%	$11,350	$83
4	21.55%	0.75%	18.32%	$11,832	$87
5	27.63%	0.75%	23.35%	$12,335	$91
6	34.01%	0.75%	28.59%	$12,859	$94
7	40.71%	0.75%	34.05%	$13,405	$98
8	47.75%	0.75%	39.75%	$13,975	$103
9	55.13%	0.75%	45.69%	$14,569	$107
10	62.89%	0.75%	51.88%	$15,188	$112

Total Gain After Fees and Expenses				$5,188
Total Annual Fees & Expenses					$913

Table of Contents - Prospectus 1

 THE INVESTMENT ADVISER & SUB-ADVISERS

The Investment Adviser

Old Mutual Capital, located at 4643 S. Ulster Street, Suite 7 00, Denver, Colorado 80237, is the investment a dviser for each Fund.  Old Mutual Capital was organized in 2004 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.  Old Mutual Capital managed approximately $ 2.6 billion in mutual fund assets as of March 31, 2010.  OMCAP Investors, located at 1205 Westlakes Drive, Suite 230, Berwyn, Pennsylvania 19312, provides investment advisory services to the Old Mutual Focused Fund. OMCAP Investors is a division of Old Mutual Capital, and provides investment advisory services pursuant to the management agreement between Old Mutual Funds II, on behalf of the Old Mutual Focused Fund, and Old Mutual Capital.  OMCAP Investors provides portfolio management services to the Old Mutual Focused Fund only.

As investment adviser, Old Mutual Capital manages and supervises the investments of the Funds, and oversees the investment decisions made by the Sub-Advisers for the Funds and OMCAP Investors, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisers and OMCAP Investors.  Old Mutual Capital also oversees the Sub-Advisers’ compliance with prospectus limitations and other relevant investment restrictions.  In addition, Old Mutual Capital allocates assets among the Sub-Advisers for Funds managed by multiple Sub-Advisers, and provides certain administrative services for the Funds.

Old Mutual Capital and the Trust have applied to the SEC for an exemptive order granting exemptions from certain provisions of the 1940 Act, pursuant to which Old Mutual Capital will, subject to supervision and approval of the Board, be permitted to enter into and materially amend sub-advisory agreements between Old Mutual Capital, the Trust, and sub-advisers without such agreements being approved by the shareholders of the applicable Fund.  The Trust and Old Mutual Capital will therefore have the right to hire, terminate, or replace both affiliated and unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers whose sub-advisory agreement has automatically terminated as a result of an assignment.  Old Mutual Capital will have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement, and to reallocate a Fund’s assets among the sub-advisers and/or itself.  There can be no guarantee that the Trust and Old Mutual Capital will obtain this order from the SEC.  If the exemptive order is granted, the Funds intend to rely on this order to operate in the manner described above. Shareholders will be notified of any change in a sub-adviser.  Shareholders of a Fund have the right to terminate a sub-advisory agreement with a sub-adviser for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The order also will permit the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and the sub-adviser(s) for each Fund.

The Sub-Advisers

Analytic, a Delaware limited liability company located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, is the Sub-Adviser to the Old Mutual Analytic U.S. Long/Short Fund.  Analytic manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital.  Analytic is a majority-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.  Analytic was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors.  Analytic serves pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies.  Analytic managed approximately $8.9 billion in assets as of March 31, 2010.

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Ashfield, a Delaware limited liability company located at 750 Battery Street, Suite 600, San Francisco, California 94111, is a Sub-Adviser to the Old Mutual Large Cap Growth Fund and Old Mutual Strategic Small Company Fund.  Ashfield manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital.  Ashfield is a majority-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.  Ashfield also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations.  Ashfield managed approximately $3.8 billion in assets as of March 31, 2010.

• Barrow Hanley, a Delaware limited liability company located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is the Sub-Adviser to the Old Mutual Barrow Hanley Value Fund and the Old Mutual Barrow Hanley Core Bond Fund.  Barrow Hanley manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital.  Barrow Hanley is an indirect majority-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.  Barrow Hanley has provided value-oriented investment strategies to institutional investors and mutual funds since 1979.  Barrow Hanley managed approximately $58.2 billion in assets as of March 31, 2010.

• Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, is a Sub-Adviser to the Old Mutual Strategic Small Company Fund.  7manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital.  Copper Rock is a majority-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.  Copper Rock also manages discretionary equity portfolios for institutional accounts.  Copper Rock held discretionary management authority with respect to approximately $1.7 billion in assets as of March 31, 2010.

Dwight, a Delaware limited liability company located at 100 Bank Street, Burlington, Vermont 05401, is the Sub-Adviser to the Old Mutual Cash Reserves Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund.  Dwight is also the sub-adviser for the Old Mutual US Government Money Market Fund and the Old Mutual US Treasury Money Market Fund, which are offered by separate prospectus.  Dwight manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to the supervision of   Old Mutual Capital.  Dwight is a majority-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.  Dwight has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983.  Dwight managed approximately $64.3 billion in assets as of March 31, 2010.

• Eagle, a Florida corporation located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Sub-Adviser to the Old Mutual Strategic Small Company Fund.  Eagle manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital.  Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies.  Eagle held discretionary management authority with respect to over $18 billion in assets as of March 31, 2010.

Heitman, a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the Sub-Adviser to the Old Mutual Heitman REIT Fund.  Heitman manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital.  Heitman is 50% owned by senior executives within the Heitman organization and 50% owned by Old Mutual (HFL) Inc., a wholly-owned subsidiary of OMUSH.  Heitman is an affiliate of Old Mutual Capital.  Heitman has provided investment management services to its clients since 1987.  Heitman is a registered investment adviser specializing in publicly traded U.S. real estate investment trust (REIT) securities.  Heitman held discretionary management authority with respect to approximately $4.8 billion in assets as of March 31, 2010.

TS&W, a Delaware limited liability company located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is the Sub-Adviser to the Old Mutual TS&W Mid-Cap Value Fund and the Old Mutual TS&W Small Cap Value Fund.  TS&W manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital.  TS&W is a majority-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.  Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international and international investments.  TS&W held discretionary authority with respect to approximately $7.9 billion in assets as of March 31, 2010.

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Litigation

PBHG Funds (now known as Old Mutual Funds II) and PBHG Fund Distributors (now known as Old Mutual Investment Partners) have been named as defendants in a Class Action Suit (“Class Action Suit”) and a separate Derivative Suit (“Derivative Suit”) (together the “Civil Litigation”). The Civil Litigation consolidates and coordinates a number of individual class action suits and derivative suits based on similar claims, which were previously filed against PBHG Funds and PBHG Fund Distributors in other jurisdictions, and were transferred to the U.S. District Court for the District of Maryland (the “Maryland District Court”). Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of PBHG Fund Distributors as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of PBHG Funds’ 12b-1 Plan.

A proposed settlement of the Class Action and Derivative Suits has been filed with the Maryland. District Court.  A hearing to consider the fairness of the settlement is scheduled for October 2010.  A description of the proposed settlement can be found at   http://www.mutualfundsettlements.com/pb/PGM_Notice%207.1.10.pdf .

Old Mutual Capital does not believe that the outcome of the Civil Litigation will materially affect the Funds or its ability to carry out its duty as investment adviser to the Funds.

Management Fees

The table below shows the management fees the Funds paid during the fiscal year ended March 31, 2010 as a percentage of average daily net assets.

Management Fees paid to
Old Mutual Capital
for the fiscal year ended
Fund	March 31, 2010*

Old Mutual Analytic U.S. Long/Short Fund	0.80%
Old Mutual Barrow Hanley Value Fund	0. 78%**
Old Mutual Focused Fund	0.7 2%
Old Mutual Heitman REIT Fund	0.90%
Old Mutual Large Cap Growth Fund	0. 74%***
Old Mutual Strategic Small Company Fund	0.95%
Old Mutual TS&W Mid-Cap Value Fund	0.95%
Old Mutual TS&W Small Cap Value Fund	1.00%
Old Mutual Barrow Hanley Core Bond Fund	0.60%
Old Mutual Cash Reserves Fund	0. 39%****
Old Mutual Dwight High Yield Fund	0.70%
Old Mutual Dwight Intermediate Fixed Income Fund	0.45%
Old Mutual Dwight Short Term Fixed Income Fund	0.45%

*           Management fees paid to Old Mutual Capital include both advisory and administrative fees.

**	Effective following the close of business on July 28, 2009, the management fee paid by the Old Mutual Barrow Hanley Value Fund was reduced from 0.85% to 0.75%.

***	Effective August 8, 2009, the Old Mutual Large Cap Growth Fund’s Management Fee was reduced from 0.85% to 0.70%.

****	Effective following the close of business on March 12, 2010, the management fee paid by the Old Mutual Cash Reserves Fund was reduced from 0.40% to 0.18%.

The Sub-Advisers are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Fund.  The fee arrangement for each Sub-Adviser is described in the SAI.

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A discussion regarding the basis for the Board’s approval of the investment management agreements between the Trust and Old Mutual Capital and the sub-advisory contracts between the Trust, Old Mutual Capital and each Sub-Adviser is available in the Trust’s Annual Report to Shareholders for the period ended March 31, 2010, which is available on the Funds’ website at oldmutualfunds.com.  The back cover of this Prospectus explains how you can get a copy of the Annual Report.

In addition, in the interest of limiting the expenses of the Funds, Old Mutual Capital has entered into expense limitation agreements with the Trust, on behalf of the Funds, pursuant to which Old Mutual Capital has agreed to reduce the fees payable to it under the applicable investment management agreements for such Funds and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of a Fund’s average daily net assets) (“Expense Limit”) as set forth in the table below.

Fund	Class A Expense Limitation	Class C Expense Limitation	Institutional Class Expense Limitation	Class Z Expense Limitation	Expiration Date
Old Mutual Analytic U.S. Long/Short Fund	1.35%	N/A	0.90%	1.10%	December 31, 2011
	3.00%	N/A	2.75%	2.75%	December 31, 2020
Old Mutual Barrow Hanley Value Fund	1.20%	N/A	0.85%	0.95%	December 31, 2011
	3.00%	N/A	2.75%	2.75%	December 31, 2020
Old Mutual Focused Fund	1.20%	N/A	0.80%	0.95%	July 31, 2013
	3.00%	N/A	2.75%	2.75%	December 31, 2020
Old Mutual Heitman REIT Fund	1.50%	N/A	0.95%	1.25%	December 31, 2011
	3.00%	N/A	2.75%	2.75%	December 31, 2020
Old Mutual Large Cap Growth Fund	1.25%	N/A	0.90%	1.00%	December 31, 2011
	3.00%	N/A	2.75%	2.75%	December 31, 2020
Old Mutual Strategic Small Company Fund	1.55%	N/A	1.05%	1.30%	December 31, 2011
	3.00%	N/A	2.75%	2.75%	December 31, 2020
Old Mutual TS&W Mid-Cap Value Fund	1.40%	N/A	1.00%	1.12%	December 31, 2011
	3.00%	N/A	2.75%	2.75%	December 31, 2020
Old Mutual TS&W Small Cap Value Fund	1.50%	N/A	1.10%	1.25%	December 31, 2011
	3.00%	N/A	2.75%	2.75%	December 31, 2020
Old Mutual Barrow Hanley Core Bond Fund	N/A	N/A	0.70%	N/A	December 31, 2011
	N/A	N/A	2.75%	N/A	December 31, 2020
Old Mutual Cash Reserves Fund	0.55%	N/A	N/A	0.30%	December 31, 2011
	3.00%	N/A	N/A	2.75%	December 31, 2020
Old Mutual Dwight High Yield Fund	N/A	N/A	0.80%	N/A	December 31, 2011
	N/A	N/A	2.75%	N/A	December 31, 2020
Old Mutual Dwight Intermediate Fixed Income Fund	0.83%	1.58%	0.50%	0.58%	December 31, 2011
	3.00%	3.75%	2.75%	2.75%	December 31, 2020
Old Mutual Dwight Short Term Fixed Income Fund	0.95%	1.45%	0.55%	0.70%	December 31, 2011
	3.00%	3.75%	2.75%	2.75%	December 31, 2020

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Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed through December 31, 2008, in any fiscal year in which a Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed.  Thereafter, Old Mutual Capital may seek reimbursement of fees waived or expenses absorbed within three years after the fees were waived or expenses absorbed, if such reimbursement does not cause the operating expenses of a Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees or expenses are being reimbursed.  The expense limitation agreements may be amended or continued beyond their stated term by written agreement of the parties.  Certain sub-advisers have agreed to share the costs of the expense limitation agreements with the Adviser.  See the section entitled “The Sub-Advisers” in the SAI for more information.

Additionally, Old Mutual Capital voluntarily agreed to reimburse expenses to the extent necessary to assist the Old Mutual Cash Reserves Fund in maintaining a minimum yield of 0.0% for the Fund’s Class A and Class Z shares.  There is no guarantee that the Cash Reserves Fund will maintain this yield.  The agreement to reimburse expenses is voluntary and may be modified or discontinued by Old Mutual Capital at any time.

The Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager.  The SAI provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

Harindra de Silva, Ph.D., CFA, serves as President and Portfolio Manager, positions he has held since 1998.  Dr. de Silva is responsible for Analytic’s strategic direction and the ongoing development of its investment processes.  Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies.

Dennis Bein, CFA, serves as Chief Investment Officer and Portfolio Manager, positions he has held since 2004.  Mr. Bein is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts.

Ryan Brown serves as Portfolio Manager, a position he has held since April 2010.  Mr. Brown served as a Portfolio Analyst with Analytic Investors from January 2007 to April 2010.  Mr. Brown is responsible for the ongoing research efforts for U.S. equity-based investment strategies. Prior to joining Analytic Investors, Mr. Brown worked for Beekman Capital Management as a research analyst from June 2006 to December 2006.  Mr. Brown has a BA from Brigham Young University and a MS from the University of Utah.

OLD MUTUAL BARROW HANLEY CORE BOND FUND

Barrow Hanley’s fixed income portfolios are managed in a team approach, with investment strategy decisions resulting from a consensus of Barrow Hanley’s fixed income professionals: five senior portfolio managers and two dedicated research analysts.  All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy.  Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest.  Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

David R. Hardin serves as Principal and Portfolio Manager, positions he has held since 1987.  Mr. Hardin specializes in the high yield sector.

Mark C. Luchsinger, CFA, serves as Principal and Portfolio Manager, positions he has held since 1998.  Mr. Luchsinger specializes in investment-grade and high yield corporate bond strategies.

J. Scott McDonald, CFA, serves as Principal and Portfolio Manager, positions he has held since 1998.  Mr. McDonald specializes in corporate and government bonds.

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Deborah A. Petruzzelli serves as Principal and Portfolio Manager, positions she has held since 2004.  Ms. Petruzzelli specializes in mortgage-backed, asset backed, and structured product securities and sectors.

John S. Williams, CFA, serves as Principal and Portfolio Manager, positions he has held since 1983.  Mr. Williams specializes in the mortgage-backed securities sector.

OLD MUTUAL BARROW HANLEY VALUE FUND

James P. Barrow founded Barrow Hanley in August 1979.  Mr. Barrow serves as Portfolio Manager, a position he has held since 1979, and President, a position he has held since 2000.

OLD MUTUAL DWIGHT HIGH YIELD FUND

Messrs. Meigs and Slein share overall portfolio management responsibility for the day-to-day portfolio management activities of the Old Mutual Dwight High Yield Fund.

Edward B. Meigs, CFA, is a Senior Vice President and Portfolio Manager, positions he has held since 2001.  Mr. Meigs is responsible for managing non-investment grade corporate bonds.

Sean M. Slein, CFA, is a Senior Vice President , a position he has held since 2010, and Portfolio Manager, a position he has held since 2001.  Mr. Slein is responsible for managing non-investment grade corporate bonds.

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

Messrs. Koster, Martin, Norris and Wulf share responsibility for the day-to-day portfolio management activities for the Old Mutual Dwight Intermediate Fixed Income Fund.

W. Frank Koster is the Chief Investment Officer and Head of Structured Product at Dwight, positions he has held since joining Dwight in June 2009.  Prior to joining Dwight, Mr. Koster served as Co-Head of the High Grade Fixed Income Team (since 2005).

Edwin A. Martin, CFA, FSA, MAAA, is a Senior Vice President and Head of Quantitative Analysis at Dwight, positions he has held since January 2007.  Prior to serving in these positions, Mr. Martin served as Vice President and Quantitative Analyst at Dwight since 2003.

Paul Norris is a Senior Vice President and Sector Portfolio Manager at Dwight, positions he has held since joining Dwight in February 2009.  Prior to joining Dwight, Mr. Norris served as Director of Mortgage Portfolio at Fannie Mae since 2003.  Mr. Norris specializes in mortgage-backed securities and asset-backed securities.

Derrick M. Wulf is a n Executive Vice President and   Head of Interest Rate Positioning at Dwight, positions he has held since 2009 and 2010 , respectively.   Mr. Wulf held the position of Senior Vice President from 2004 – 2009. Mr. Wulf has also served as Head of Sector Portfolio Management and Portfolio Manager of commercial mortgage-backed securities at Dwight. Mr. Wulf specializes in Treasuries, agencies and commercial mortgage-backed securities.

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

Messrs. Koster, Martin, Norris and Wulf share responsibility for the day-to-day portfolio management activities for the Old Mutual Dwight Short Term Fixed Income Fund.

W. Frank Koster (see description under Old Mutual Dwight Intermediate Fixed Income Fund)

Edwin A. Martin (see description under Old Mutual Dwight Intermediate Fixed Income Fund)

Paul Norris (see description under Old Mutual Dwight Intermediate Fixed Income Fund)

Derrick M. Wulf (see description under Old Mutual Dwight Intermediate Fixed Income Fund)

OLD MUTUAL FOCUSED FUND

Jerome J. Heppelmann, CFA, serves as Portfolio Manager and Chief Information Officer at OMCAP Investors, a position he has held since joining OMCAP Investors in March 2009.  Prior to joining OMCAP Investors, Mr. Heppelmann served at Liberty Ridge Capital as Chief Executive Officer, Chief Information Officer, and Portfolio Manager (2006 – 2009), and Portfolio Manager (1999 – 2006).

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OLD MUTUAL HEITMAN REIT FUND

Michael K. Moran serves as Vice President and Assistant Portfolio Manager, positions he has held since July 2009.  Mr. Moran has also served as Assistant Vice President and Securities Analyst from June 2006 to July 2009.  Prior to joining Heitman, Mr. Moran served as Development Associate at RHS Development from October 2004 to May 2006.

Timothy J. Pire, CFA, serves as Managing Director and Lead Portfolio Manager, positions he has held since July 1999.

Jeffrey D. Yurk serves as Vice President and Assistant Portfolio Manager, positions he has held since July 2009.  Mr. Yurk has also served as Assistant Vice President and Securities Analyst from February 2004 to July 2009.

OLD MUTUAL LARGE CAP GROWTH FUND

A team of portfolio managers comprise Ashfield’s Large Cap Investment Committee, which takes a team approach to applying the firm’s large cap growth equity investment philosophy and process.  All portfolio decisions are made collectively by consensus of the Committee.

Bradley J. Fretz serves as Portfolio Manager/Analyst for Ashfield, a position he has held since 1989.

Kelli K. Hill serves as Portfolio Manager/Analyst for Ashfield, a position she has held since 2004.

Peter A. Johnson serves as Portfolio Manager/Analyst for Ashfield, a position he has held since 1994.

J. Stephen Lauck, CFA, serves as President, CEO and Portfolio Manager/Analyst for Ashfield, a position he has held since 1984.

Marc W. Lieberman, CFA, serves as Portfolio Manager/Analyst for Ashfield, a position he has held since 2002.

J. Stephen Thornborrow serves as Portfolio Manager/Analyst for Ashfield, a position he has held since 1984.

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

Ashfield

A team of portfolio managers comprise Ashfield’s Small Cap Investment Committee, which takes a team approach to applying the firm’s small cap growth equity investment philosophy and process.  All portfolio decisions are made collectively by consensus of the Committee.

Bradley J. Fretz (see description under Old Mutual Large Cap Growth Fund).

Jeffrey A. Johnson, CFA, serves as Portfolio Manager/Analyst, a position he has held since 2010.  From 2004 to 2010, Mr. Johnson served as Associate Portfolio Manager/Analyst.  Mr. Johnson’s role emphasizes quantitative analysis.

Peter A. Johnson (see description under Old Mutual Large Cap Growth Fund).

J. Stephen Thornborrow serves as Portfolio Manager/Analyst for Ashfield, a position he has held since 1984.

Copper Rock

Tucker Walsh is the lead portfolio manager and is responsible for all final investment decisions. Greg Poulos and David Cavanaugh are assistant portfolio managers and assist Mr. Walsh on a daily basis.

David Cavanaugh, serves as Partner, a position he has held since February 2006, and as Assistant Portfolio Manager, a position he has held since December 2008.  Mr. Cavanaugh joined Copper Rock in June 2005 as a Senior Research Analyst.  Prior to joining Copper Rock, Mr. Cavanaugh served as an Equity Research Analyst for the Small/Mid Cap Growth Team at MFS Investment Management from June 1999 to June 2005.

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Greg Poulos, CFA, co-founded Copper Rock in February 2005.  Mr. Poulos serves as Assistant Portfolio Manager, a position he has held since December 2008.  Prior to serving in this position, Mr. Poulos served as a Senior Research Analyst at Copper Rock, a position he held since co-founding Copper Rock in February 2005.  Prior to co-founding Copper Rock, Mr. Poulos served as Equity Analyst for the Small Cap Growth Team at State Street Research & Management from February 2004 to February 2005, and as a Specialty Growth Analyst and Vice President at Loomis Sayles from August 1998 to February 2004.

Tucker Walsh co-founded Copper Rock in February 2005.  Mr. Walsh serves as Chief Executive Officer and Head of Portfolio Management, positions he has held since co-founding Copper Rock in 2005.

Eagle

Todd McCallister, Ph.D., CFA, is the primary portfolio manager and is responsible for all final investment decisions.  Stacey Serafini Thomas, CFA, is the co-portfolio manager.

Todd McCallister, Ph.D., CFA, serves as Senior Vice President, Managing Director and Portfolio Manager, positions he has held since February 2002.

Stacey Serafini Thomas, CFA, serves as Vice President, a position she has held since January 2001, and Portfolio Manager, a position she has held since December 2005.  Prior to serving as Portfolio Manager, Ms. Serafini Thomas served as Assistant Portfolio Manager at Eagle, a position she held since January 2001.

OLD MUTUAL TS&W MID-CAP VALUE FUND

The TS&W Mid-Cap Value strategy is managed through a team approach.  The co-portfolio managers on the team are Brett P. Hawkins, CFA, CPA and John (Jack) S. Pickler, CFA.

Brett P. Hawkins, CFA, serves as Co-Portfolio Manager, a position he has held since April 2001.  John S. Pickler, CFA, serves as Co-Portfolio Manager, a position he has held since November 2002.

OLD MUTUAL TS&W SMALL CAP VALUE FUND

Frank H. Reichel III, CFA, serves as Chief Investment Officer, a position he has held since January 2007, and Portfolio Manager, a position he has held since August 2000.

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 ABOUT YOUR INVESTMENT

Your Share Price

The price you pay for a share of a Fund and the price you receive upon selling or redeeming a share of a Fund is called the net asset value (“NAV”).  NAV per share class of a Fund is calculated by dividing the total net assets of each class of a Fund by the total number of the class’ or classes’ shares outstanding of that Fund.   For all Funds other than the Old Mutual Cash Reserves Fund, NAV is normally determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) each day the NYSE is open.  The NAV for the Old Mutual Cash Reserves Fund is normally determined at 5:00 p.m. Eastern time each day the NYSE is open.

Your purchase, exchange, or redemption of a Fund’s shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents.  For all Funds other than the Old Mutual Cash Reserves Fund, shares begin to earn dividends on the first business day following the day of purchase, and earn dividends until the day of redemption.  For the Old Mutual Cash Reserves Fund, shares begin to earn dividends on the day of purchase, and earn dividends until the business day before the day of redemption.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.  If a Fund invests in another investment company, that Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests.  The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“financial intermediaries”) that may include the Funds as an investment alternative in the programs they offer or administer.  If you buy shares through a financial intermediary, generally your order must be received by the financial intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price.  Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open.  The Trust and financial intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.”  Financial intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner.  The Trust will be deemed to have received a purchase or redemption order from authorized financial intermediaries (“authorized financial intermediaries”) when the authorized financial intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after such order is unconditionally accepted by an authorized financial intermediary or its authorized designee.

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Valuing Portfolio Securities

The Funds use pricing services to determine the market value of the securities in their portfolios.  Except as discussed below, the Funds generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Funds’ portfolios, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Investment securities,  including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter (“OTC”) (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) (the “4:00 p.m. Valuation Time”) on each day that the NYSE is open for trading, for all series portfolios of the Funds other than the Old Mutual Cash Reserves Fund.  Investment securities of the Cash Reserves Fund are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the NYSE as of 5:00 p.m. Eastern time (the “5:00 p.m. Valuation Time” and together with the 4:00 p.m. Valuation Time, the “Valuation Time”) on each day that the NYSE is open for trading.  If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions.

For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board of Trustees of the Trust (the “Board”). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust’s Fair Value Procedures are implemented through a Valuation Committee (the “Committee”). A security may be valued using Fair Value Procedures if, among other things, the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund’s NAV.

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued at the last quoted sales price from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds’ investment adviser, Old Mutual Capital determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

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 INVESTING IN THE FUNDS

Policy Regarding Excessive or Short-Term Trading

While the Old Mutual Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity, market-timing, or other abusive trading practices.  Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance.  In particular, frequent trading of Fund shares may:

•	cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
•	force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by a Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Trust, Old Mutual Capital, and their agents, will not knowingly permit investors to excessively trade the Funds, although no guarantees can be made that all such trading will be identified and restricted.  Purchase and sale orders may be received through financial intermediaries.  The Trust, Old Mutual Capital, and their agents cannot always know or reasonably detect short-term trading through financial intermediaries, or through the use of omnibus accounts by financial intermediaries.

To minimize harm to the Funds and their shareholders, the Trust, Old Mutual Capital, and their agents reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds and Old Mutual Funds:

•	trade activity monitoring;
•	trading guidelines for certain Old Mutual Funds;
•	a redemption/exchange fee on short-term trades in certain Old Mutual Funds; and
•	selective use of fair value pricing.

These tools are described in more detail below except fair value pricing, which is described above.  Although these tools are designed to discourage short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that short-term trading activity in the Funds will occur.  Moreover, each of these tools other than the redemption/exchange fee involves judgments that are inherently subjective.  Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.  For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Old Mutual Funds, other funds, and accounts under common ownership, influence or control.  Old Mutual Capital and the Funds may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The policies regarding excessive or short-term trading are generally not applicable to the Old Mutual Cash Reserves Fund.  It is expected that the Old Mutual Cash Reserves Fund may be utilized by shareholders for short-term investing or as a cash sweep vehicle.  Notwithstanding the foregoing, the Old Mutual Cash Reserves Fund reserves the right to reject any purchase or exchange order; change, suspend, or revoke the exchange privilege; or suspend the telephone order privilege if it believes that frequent purchases, exchanges, or redemptions interfere with the management, costs, or performance of the Old Mutual Cash Reserves Fund.

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Trade Activity Monitoring

The Trust or its agent has entered into a shareholder information agreement with each of its Financial Intermediaries, as such term is defined by Rule 22c-2 under the Investment Company Act of 1940, as amended, pursuant to which such Financial Intermediaries are obligated to provide individual shareholder transaction information to the Trust or its agents for the purpose of monitoring individual shareholder trading activity.  Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account other than exchanges into an affiliated money market fund (if available).  Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective.  In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Old Mutual Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts that are held by intermediaries other than Financial Intermediaries (“Second-Tier Intermediaries”) may be limited because Second-Tier Intermediaries may choose not to disclose individual shareholder transaction information, or may not disclose such information in a timely manner upon the Trust’s request.  Old Mutual Capital and its agents rely on Financial Intermediaries and the willingness, ability and rights of Second-Tier Intermediaries to monitor trading activity in omnibus accounts and/or enforce the Funds’ excessive short-term trading policy.  Old Mutual Capital and its agents will attempt to apply the excessive short-term trading policy uniformly to all accounts.

Trading Guidelines

If a shareholder exceeds four exchanges out of an Old Mutual Fund (other than the Old Mutual Cash Reserves Fund) per calendar year, or if the Trust, Old Mutual Capital, or one of their agents, determines that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Trust will not knowingly accept any additional purchase and exchange orders from such shareholder.  The Trust, Old Mutual Capital, and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, but for legitimate trading purposes and consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one Old Mutual Fund to purchase shares of one or more other Old Mutual Funds is considered a single exchange.  The Trust may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part.  Transactions accepted by a financial intermediary in violation of the short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked.  Old Mutual Capital and its agents may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges.  The Trust and Old Mutual Capital also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

Redemption/Exchange Fee

All Funds (except the Old Mutual Cash Reserves Fund) impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Funds within 10 calendar days of their purchase.  The Funds will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days.  In determining how long shares of a Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first.  A Fund will retain the redemption/exchange fee for the benefit of the remaining shareholders.  Due to operational requirements, certain financial intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Funds’ methods for tracking and calculating the fee.  The redemption/exchange fee is not applicable to shares of the Old Mutual Cash Reserves Fund.

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The Funds charge the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of a Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses a Fund incurs because of the redemption or exchange.

The Funds will not charge the 2.00% redemption/exchange fee on transactions involving the following:

•
total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that do not have the systematic capability to process the fee;

•
total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds to waive or not to impose the fee;

•	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

•	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

•	certain broker wrap fee and other fee-based programs;

•	redemptions initiated by a Fund, as permitted in the prospectus; or

•
redemptions by the Old Mutual Asset Allocation Portfolios (each of which is a “fund of funds” that primarily invests in Old Mutual Funds) or by other asset allocation or target date funds advised by Old Mutual Capital.

There is no guarantee that the Trust will be successful in its efforts to enforce its redemption/exchange fee.

Certain financial intermediaries such as broker/dealers, banks, insurance companies and retirement plan administrators may impose frequent trading restrictions that differ from the Funds’ frequent trading restrictions, if such frequent trading restrictions are deemed by the Adviser or its agents to sufficiently protect Fund shareholders.  Please contact your broker/dealer, bank, insurance company or retirement plan administrator to determine what frequent trading restrictions may apply to your account.

Choosing a Share Class

The Trust offers four classes of shares, Class A, Class C, Class Z, and Institutional Class shares, all of which are offered by this prospectus (with the exception of the Institutional Class shares for the Old Mutual Cash Reserves Fund, Old Mutual US Government Money Market Fund, and Old Mutual US Treasury Money Market Fund, which are offered by separate prospectus). Each class represents investments in the same portfolio of securities of a Fund and has the same rights and privileges as the other share classes of that Fund, except that:  (i) each class may be subject to different sales charges (loads); (ii) each class may be subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan which may be adopted under Rule 12b-1 of the 1940 Act; and (iv) each class may have exclusive voting rights with respect to matters affecting only that class.  When choosing a share class, you should consult your financial adviser as to which class is most suitable for you.  The Trust reserves the right to change the categories of investors eligible to purchase shares of each Fund.

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Below is a summary of certain features of the four share classes:

	CLASS A	CLASS C	CLASS Z	INSTITUTIONAL CLASS
Initial Sales Charge	up to 5.75%	None	None	None

CDSC	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemption within one year	None	None

Distribution and Service Fees	0.25%	1.00%	None	None

Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses	Generally higher than Class A due to lower annual expenses	Generally higher than Class C due to lower annual expenses

Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for shorter-term investors	General ly appropriate for long-term investors	Generally appropriate for institutional investors

Sales Charges - Class A Shares

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge).  Class A shares are divided into three categories:  Equity Funds, Intermediate/Long Term Fixed Income Funds and Short Term Fixed Income Funds.  A sales charge is not imposed on the purchase of Class A shares of the Old Mutual Cash Reserves Fund.  Each category has a different schedule of initial sales charges.  You may be eligible to pay a reduced initial sales charge or none at all, as described below.  The term Public Offering Price used below includes a Fund’s NAV plus any applicable initial sales charge.

The sales charge information in this section of the Prospectus can also be accessed, free of charge, at oldmutualfunds.com.

Equity Funds.  Class A shares of the following Funds (the “Equity Funds”) are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Focused Fund, Old Mutual Heitman REIT Fund, Old Mutual Large Cap Growth Fund, Old Mutual Strategic Small Company Fund, Old Mutual TS&W Mid-Cap Value Fund and Old Mutual TS&W Small Cap Value Fund.

	Investor’s Initial Sales Charge

Amount of Investment in a	As a Percentage of the Public	As a Percentage of the Net
Single Transaction	Offering Price	Amount Invested

Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

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Intermediate/Long Term Fixed Income Funds.  Class A shares of the Old Mutual Dwight Intermediate Fixed Income Fund are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor’s Initial Sales Charge

Amount of Investment in a	As a Percentage of the Public	As a Percentage of the Net
Single Transaction	Offering Price	Amount Invested

Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

Short Term Fixed Income Funds.  Class A shares of the Old Mutual Dwight Short Term Fixed Income Fund are currently sold with an initial sales charge ranging from 3.00% to 1.75% of the offering price on purchases of up to $1 million.

	Investor's Initial Sales Charge

Amount of Investment in a	As a Percentage of the Public	As a Percentage of the Net
Single Transaction	Offering Price	Amount Invested

Less than $50,000	3.00%	3.09%
$50,000 but less than $100,000	2.75%	2.83%
$100,000 but less than $250,000	2.25%	2.30%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 and over	0%	0%

Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge.  Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares.  Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares.  The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Purchases Not Subject to Initial Sales Charges

You will not pay initial sales charges:

•
On purchases of $1 million or more Class A shares of a Fund.  However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase.  See “Class A Purchases Subject to Contingent Deferred Sales Charges” below.

•
On additional purchases of one or more Funds that result in account balances of Class A shares of Old Mutual Funds (excluding the Old Mutual Cash Reserves Fund) totaling $1 million or more.  However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase.  See “Class A Purchases Subject to Contingent Deferred Sales Charges” below.

•	On shares purchased by reinvesting dividends and distributions.

•	On purchases of the Old Mutual Cash Reserves Fund.

•	When exchanging shares among Old Mutual Funds with the same or higher initial sales charges. See “General Policies - Exchanges Between Funds” below for more information on exchanges between funds.

•
When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares.  See the SAI for more information on the reinstatement privilege.

•	When a merger, consolidation or acquisition of assets of a Fund occurs.

•	If you are the Adviser, an affiliated company of the Adviser, or a Sub-Adviser and you purchase your shares directly through the Distributor.

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•	If you are an employee benefit plan established for employees of the Adviser, Sub-Adviser or their affiliates.

•	If you are a discretionary advised client of the Adviser or its affiliates.

•
If you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person’s employer.

•	If you are a financial institution trust department investing an aggregate of up to $1 million in Class A shares of Old Mutual Funds (excluding the Old Mutual Cash Reserves Fund).

•
If you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to its use of the Funds in connection with such services.

•
If you are a pension, profit-sharing or other employee benefit plan created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the “Code”) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code.  See the SAI for applicable restrictions.  Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reductions of initial sales charges, only the participants’ individual investments in the plans.

•
If you are an individual or entity with substantial business relationship with the Trust, the Adviser or their affiliates, as determined by a Vice President or more senior officer of the Trust or the Adviser, and you purchase your shares directly through the Distributor.

Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar amount, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge.  To be eligible to participate in these programs, you must inform your broker-dealer or financial adviser at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase.  In addition, OMF II may request account statements if it is unable to verify your account information.

Rights of Accumulation.  Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds (except the Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares of Old Mutual Funds (except the Old Mutual Cash Reserves Fund) that you own.  See the SAI for more information on Rights of Accumulation.

Letters of Intent.  Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of one or more Old Mutual Funds (except the Old Mutual Cash Reserves Fund) during a thirteen-month period.  The amount you agree to purchase determines the amount of the initial sales charge you will pay.  If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested.  See the SAI for more information on LOIs.

Concurrent Purchases.  You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except the Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

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Purchasers Qualifying for Reductions of Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section.  These qualified purchasers include the following:

Individuals.

•	An individual, his or her spouse, or children residing in the same household.

•	Any trust established exclusively for the benefit of an individual.

Trustees and Fiduciaries.

•	A trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups.

•
Any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Old Mutual Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation.  Appropriate documentation includes, without limitation, account statements regarding Class A shares of  Old Mutual Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares.  The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge.  No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

Class A Purchases Subject to Contingent Deferred Sales Charges

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase, other than to purchases of the Old Mutual Cash Reserves Fund.  This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of Class A shares purchased at NAV on all purchases of $1 million or more, other than to purchases of the Old Mutual Cash Reserves Fund.  In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase.  No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•
where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

•	on purchases made in connection with the reinvestment of dividends and distributions from a Fund;

•	on exchanges of shares of certain other Old Mutual Funds (see the SAI for more information on the exchange privilege);

•
on redemptions of Class A shares of the Old Mutual Cash Reserves Fund acquired through direct purchase; however, if you acquired Class A shares of the Old Mutual Cash Reserves Fund through an exchange of Class A shares of another Old Mutual Fund, you may be subject to a CDSC upon redemption;

•
When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the SAI for more information on the reinvestment privilege); or

•	on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.

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Sales Charges – Class C Shares

Class C shares are currently offered by the Old Mutual Dwight Short Term Fixed Income Fund and the Old Mutual Dwight Intermediate Fixed Income Fund.  Class C shares are not subject to an initial sales charge but may be sold with a CDSC.  Class C shares of each Fund are currently sold with a CDSC of 1% on shares redeemed within one year of purchase.  Shares of the Funds redeemed after one year will not pay a CDSC.

The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares.  Accordingly, the Trust will refuse an investor’s order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of Old Mutual Funds in all of the investor’s related accounts exceeds $1,000,000.  For purposes of this policy, “related accounts” refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described in the “Purchasers Qualifying for Reductions of Initial Sales Charges” section of the Prospectus. In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Old Mutual Funds.

The sales charge information in this section of the Prospectus can also be accessed, free of charge, at oldmutualfunds.com.

Class C Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable;

•	If you redeem shares acquired through reinvestment of dividends and distributions;

•	On increases in the NAV of your shares;

•
When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the SAI for more information on the reinstatement privilege);

•	Upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant);

•
Upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Trust).  Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½;

•
on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder’s investment in Class C shares at the time the  shareholder elects to participate in the Systematic Withdrawal Plan; or

•	on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges.  Consult the SAI for details.

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Computing a Contingent Deferred Sales Charge

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions.  In determining whether to charge a CDSC, the Trust will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

Class Z and Institutional Class Shares

Class Z Shares – Eligible Investors

Class Z shares may only be purchased through certain authorized financial service firms.  Class Z shares are not available to shareholders by direct purchase through the Funds’ transfer agent, except that:  (1) persons or entities who are the beneficial owners of, and who have continuously maintained since June 4, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (2) employees of the Adviser and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Adviser, fund counsel to any mutual fund currently advised by the Adviser, and their immediate families may continue to purchase Class Z shares in any applicable manner.

Institutional Class Shares – Eligible Investors and Minimum Investment

The following investors (eligible investors) qualify to purchase Institutional Class shares with a minimum initial investment of at least $1 million in a Fund:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan; and

•	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Fund provided they sign a LOI, committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in a Fund within twelve months, you will cease to be an eligible investor and the Fund may convert your Institutional Class shares to Class Z shares, if available.  If Class Z shares are not offered by the Fund, the Fund may convert your Institutional Class shares to Class A shares at net asset value, if available.  The Fund shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

The Funds also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If the Fund closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with a Fund, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Fund due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.  Please see the SAI for more information about LOIs.

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Buying Shares

You may purchase shares through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds.  Such financial institutions may charge you a fee for this service in addition to each Fund’s public offering price.  You may purchase shares any day the NYSE is open.  For all Funds other than the Old Mutual Cash Reserves Fund, your order must be received in good order before 4:00 p.m. Eastern time by the Funds’ transfer agent for your purchase order to be effective on the day you place your order.  If you purchase your shares through a financial institution authorized by the Trust of the Distributor to offer shares of the Funds, the financial intermediary must receive your order in good order by 4:00 p.m. Eastern time and promptly transmit the order to the transfer agent for your purchase order to be effective on the day you place your order.  With respect to the Old Mutual Cash Reserves Fund, your order must be received in good order before 5:00 p.m. Eastern time by the Funds’ transfer agent for your purchase order to be effective on the day you place your order.  If you purchase your Old Mutual Cash Reserves Fund shares through a financial institution, the financial intermediary must receive your order in good order by 5:00 p.m. Eastern time and promptly transmit the order to the transfer agent for your purchase order to be effective on the day you place your order.  On any day that the NYSE, bond market, or Federal Reserve Wire System close early, the Funds may also close early, and purchase orders received after the closing time will be processed the next day the NYSE is open.  “Good order” means that you have provided sufficient information to process your request as set-forth in this Prospectus.

Orders for shares of the Old Mutual Cash Reserves Fund received in good order by 5:00 p.m. Eastern time may not be processed unless payment is received by 5:30 p.m. Eastern time on the same day such order is placed.  Best efforts will be made to process an order for which payment is received between 5:30 p.m. and 6:00 p.m. Eastern time on the same day such order is placed, but no assurances can be given that such order will be successfully processed.  If payment is not received by 5:30 p.m. Eastern time, your order may be canceled and you may be liable for any resulting losses or fees incurred by the Old Mutual Cash Reserves Fund, Old Mutual Capital, the transfer agent, or the custodian.

Minimum Investments Applicable to Class A Shares , Class C Shares, and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

[On side panel:  Concepts to Understand

TRADITIONAL IRA.  An individual retirement account.  Your contributions may or may not be deductible depending on your circumstances.  Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA.  An IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA.  An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

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SIMPLE IRA.  An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS.  A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult your financial adviser or a tax adviser.]

The purchase information in this section of the Prospectus can also be accessed, free of charge, at oldmutualfunds.com.

Selling Shares

You may sell your shares by contacting your broker-dealer or other financial institution at which you maintain an account.  The broker-dealer or financial institution may charge you a fee for this service.  You may sell your shares any day the NYSE is open.  For all Funds other than the Old Mutual Cash Reserves Fund, sale orders received by the transfer agent or your financial institution by 4:00 p.m. Eastern time will be priced at the respective Fund’s next calculated NAV.  The redemption price will be reduced by any applicable CDSC and redemption/exchange fee.  For the Old Mutual Cash Reserves Fund, sale orders received by the transfer agent or your financial institution by 5:00 p.m. Eastern time will be priced at the next calculated NAV.

For all Funds other than the Old Mutual Cash Reserves Fund, proceeds from the shares you sell are generally sent the business day after your sell order is executed.  Proceeds from the sale of Old Mutual Cash Reserves Fund shares are generally sent the same day your sell order is executed, but under certain circumstances may not be made until the next business day and may be delayed upon the early closure of the Federal Reserve Wire System.  Under unusual circumstances, the Funds may suspend redemptions or postpone payment for up to 7 days as permitted by Section 22(e) under the 1940 Act or as otherwise permitted by the SEC.  Generally, under Section 22(e), redemption requests may be postponed or suspended, and the payment of redemption proceeds may be postponed for more than seven days, if the NYSE is closed, or if trading is restricted or an emergency exists that makes the disposal of securities or the valuation of securities not reasonably practicable, as determined by the SEC. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Limitations on selling shares by telephone – Class A, Class C, and Class Z

Proceeds Sent by	Minimum	Maximum
Check	no minimum	$50,000 per day
Wire*	no minimum	$50,000 per day
ACH	no minimum	$50,000 per day

*           Wire fee is $10 per Federal Reserve Wire.

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees.  Other than redemptions of Institutional Class shares of the Old Mutual Cash Reserves Fund (offered by separate prospectus),     these include:

•	Redemptions by check, wire or ACH in excess of $50,000;

•	Requests to send proceeds to a different address or payee;

•	Requests to send proceeds to an address that has been changed within the last 30 days; and

•	Requests to wire proceeds to a different bank account.

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For joint accounts, each signature must be guaranteed.  A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association and must include the title of the signatory.  A notary public does not provide a signature guarantee.  A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”
[Institution’s Name]
By: [Signature]
Title: [Title of Signatory]

Systematic Withdrawal Plan

A Systematic Withdrawal Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.  Consult your broker, dealer, or financial institution regarding how to establish this feature.  Please note that to utilize this feature, you must maintain an account balance of $5,000 or more.

Check Writing

Check Writing is offered to shareholders of Class Z shares of the Old Mutual Cash Reserves Fund.  If you have an account balance of $5,000 or more, you may establish this option on your account.  You may redeem shares by writing checks on your account for $250 or more.  To establish Check Writing on your account, call 888-772-2888 and request a Signature Card.

General Policies

•
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:  The Trust is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account.  If you do not provide this information, we may not be able to open your account.  Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

•	Each Fund may reject or suspend acceptance of purchase orders.

•	Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

•
Payment for telephone purchases must be received by the Fund’s transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

•
When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Fund’s transfer agent so that you may receive that same day’s NAV.

•
State Street Bank and Trust Company, the custodian for IRAs and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education Savings accounts.  Custodial fees are automatically deducted from your account if not received by the announced due date, usually in mid-December.

•
Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below $1,000.  This fee does not apply to Systematic Investment Plans or shareholders who consent to receive account statements and regulatory mailings electronically.  The Funds will provide 60 days’ prior notice of the imposition of this fee.  The Funds will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

•
For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you.  You will be provided 60 days’ prior notice of such redemption.  Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

•	Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.

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•
The Funds produce account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you.  You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at oldmutualfunds.com.  To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund.  Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses.  If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial adviser.

•	Investment instructions are irrevocable. That means that once you have caused your investment instruction to be transmitted, such investment instruction may not be modified or cancelled.

• Householding

• To keep the Funds’ costs as low as possible, a single copy of most financial reports and prospectuses is delivered to shareholders who share an address, even if the accounts are registered under different names.  This process, known as "householding," does not apply to account statements.  To receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

Exchanges Between Funds

You may exchange some or all shares of a particular class of a Fund for the same class of another Old Mutual Fund that offers such class of shares as long as the Fund is open to new investors.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class shares. Class A shares, purchased at net asset value, may be exchanged for Class Z shares of the same Fund, subject to the investment qualifications and minimums of Class Z shares.

Generally, you will not pay an initial sales charge when you exchange Class A shares of a Fund for another Old Mutual Fund.  However, you may be required to pay an initial sales charge when exchanging Class A shares from an Old Mutual Fund with no initial sales charge or a lower initial sales charge than the Old Mutual Fund into which you are exchanging.  If you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period from the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of any of the Old Mutual Funds (except the Old Mutual Cash Reserves Fund) per calendar year, or if the Funds, Old Mutual Capital, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders.  In addition, short-term exchanges may be subject to a redemption/exchange fee.  See the section of this Prospectus titled “Investing in the Funds - Policy Regarding Excessive or Short-Term Trading” for details of the limitations on exchanging between Old Mutual Funds and the redemption/exchange fee.  The minimum investment requirements, as stated in the section of this Prospectus titled “Buying Shares – Minimum Investments”, also apply to exchanges.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired.  Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange.  Shareholders may realize a taxable gain or loss on any exchange, except an exchange of Class Z shares for Institutional Class shares of the same Fund or an exchange of Class A shares, purchased at NAV, for Class Z shares of the same Fund.

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To Open an Account

Through a Financial Intermediary:
Contact your broker, investment adviser, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Complete the application.

Mail your completed application and a check to:

Regular Mail:

Old Mutual Funds II
P.O. Box 219534
Kansas City, Missouri  64121-9534

Overnight Mail:

Old Mutual Funds II
210 West 10th Street, 8th Floor
Kansas City, Missouri  64105

By Telephone:

Call us at 888-772-2888 to receive an account application and receive an account number.

By Wire:

Call us at 888-772-2888 to receive an application and account number.  Wire your investment to the bank listed below.

United Missouri Bank of Kansas City, N.A.
ABA # 10-10-00695
Account # 98705-23469

Include the following information with the wiring instructions:

Fund name in which you wish to invest
Your name
Your Social Security or tax ID number
Your account number

Return the account application.

To Make Additional Investments to an Existing Account

Through a Financial Intermediary:
Contact your broker, investment adviser, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Fill out an investment slip.

Mail the slip and the check to:

Old Mutual Funds II
P.O. Box 219534
Kansas City, Missouri  64121-9534

By Telephone:

Call us at 888-772-2888.

By Wire:

Have your bank send your investment to:

United Missouri Bank of Kansas City, N.A.
ABA # 10-10-00695
Account # 98705-23469

Include the following information with the wiring instructions:

Fund name
Your name
Your Social Security or tax ID number
Your account number

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By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via The Internet :

Complete the bank information section on the account application.  Enter the “My Account” section of the OMF II Website located at oldmutualfunds.com and follow the instructions for purchasing shares.

To Sell Shares

Through a Financial Intermediary:
Contact your broker, investment adviser, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Write a letter of instruction that includes the following information:

your name(s) and signature(s)
your account number
the Fund name
the dollar amount you wish to sell
how and where to send the proceeds

If required, obtain a signature guarantee (see the “Selling Shares” section of this Prospectus).  Mail your request to:

Old Mutual Funds II
P.O. Box 219534
Kansas City, Missouri  64121-9534

By Telephone:

Sales orders may be placed by telephone provided this option was selected on your account application.  There may be limitations on sales orders placed by telephone (see the “Limitations on selling shares by telephone” section of this Prospectus).  Please call 888-772-2888.  Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

By Wire:

Sale proceeds may be wired at your request.  Be sure OMF II has your wire instructions on file.

 There is a $10 charge for each wire sent by a Fund other than Institutional Class shares of the Old Mutual Cash Reserves Fund.

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

Via the Internet:
Complete the bank information section on the account application.   Enter the “My Account” section of the OMF II Website located at oldmutualfunds.com and follow the instructions for redeeming shares.

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Distributions and Taxes

Dividends and Distributions.  Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a Fund generally pays no Federal income tax on the income and gains it distributes to you.  The Equity Funds pay shareholders dividends from their net investment income and distributions from their net realized capital gains at least once a year, if available, except the Barrow Hanley Value Fund pays shareholders dividends from its net investment income twice a year and distributions from its net realized capital gains once a year, if available, and the Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available.  The Fixed Income Funds declare dividends daily and pay shareholders dividends from their net investment income monthly and pay any net realized capital gains at least once a year.  A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate Federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  A Fund may reclassify income after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Funds makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Dividend”. At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  A subsequent distribution to you of such amounts, although constituting a return of your investment would be taxable.

Tax Considerations.  The Funds expect, based on their investment objective and strategies, that their distributions, if any, will consist of ordinary income, capital gains, or some combination of both.  This is true whether you reinvest your distributions is additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.  Income derived from investments in derivatives, fixed-income securities, U.S. REITs, passive foreign investment companies (PFICs), and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Sale or Redemptions of Fund Shares.  A sale or exchange of shares of a Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of a Fund within one year after buying them, and (ii) long-term capital gains will apply to shares of a Fund sold or exchanged after one year. The table below describes the current tax rates for non-corporate shareholders.  However, because the Cash Reserves Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

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Taxes on Transactions.  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.  Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

	Tax Rates Applicable to Sales, Exchanges, and Distributions to Individuals and Other Non-Corporate Shareholders
	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	0%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	0%	15%

Receipt of Excess Inclusion Income by the Heitman REIT Fund.  The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT.  If, contrary to expectations, the Fund were to receive excess inclusion income in excess of certain threshold amounts, such income would be allocated to Fund shareholders with special tax consequences.

Other. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends designated by a Fund and paid from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), designated by a Fund as interest-related dividends and paid from qualified net interest income from U.S. sources and designated as short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about Federal, state, local, or foreign tax consequences before making an investment in a Fund.  Refer to the SAI for additional tax information.

Distribution Arrangements

The Trust, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers or other financial intermediaries.  Currently, the Trust is not paying fees under the Distribution Plan for Class A shares of each Fund.  Distribution fees are paid for the sale and distribution of all Class C shares of the Funds.  Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders’ accounts.  All or a substantial portion of the distribution fees and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing distribution and/or personal shareholder services.  Because distribution fees and/or service fees are paid out of the Funds’ Class A and Class C assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  See the “Fund Summaries” and “Investing in the Funds - Choosing a Share Class” sections of this Prospectus for details on the distribution fees and service fees.

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Other Payments

Payments to Financial Intermediaries

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the “Investing in the Funds - Choosing a Share Class” section of this Prospectus.

Payments by the Distributor, Old Mutual Capital, or their Affiliates

The Adviser, Distributor, or one or more of their affiliates, from time to time, makes payments from their own resources to financial intermediaries in exchange for certain services provided by the financial intermediary, such as placing the Trust and the Funds on the financial intermediary’s sales system, placing the Trust and the Funds on the financial intermediary’s preferred or recommended list, marketing support services, networking services (including account maintenance and transaction processing), and/or administrative or recordkeeping support services (collectively, “revenue sharing payments”).  Such payments are in addition to any distribution and service fees that may be payable by a Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the financial intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the financial intermediary.

From time to time, the Adviser or its affiliates pays “networking fees” to certain broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions.  These networking fees compensate the broker for its expense in processing transactions through the clearinghouse.

Old Mutual Capital or its affiliates pay certain financial intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Funds; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Funds.

Financial intermediaries may be compensated differently depending on the nature and extent of the services they provide.  Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service.  Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service revenue sharing payments to financial intermediaries at an annual rate specified in writing by the Distributor or its affiliates.  These payments generally represent a percentage of a financial intermediary’s sales and/or the value of Fund shares within a financial intermediary’s client accounts.  In addition, financial intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediary.  Old Mutual Capital and the Sub-Advisers will benefit from the Distributor’s activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such financial intermediaries.

Revenue sharing payments may provide financial intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

Payments by Old Mutual Funds II

The Trust may also, from time to time, make payments to financial intermediaries that provide administrative or recordkeeping support services, as described above.  From time to time, the Trust may also pay networking fees to brokers, up to certain limits.

Other Payments by Old Mutual Funds

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH’s participant directed 401K,  profit sharing and/or voluntary deferral plans which invest in Old Mutual Funds (collectively, the “Deferred Plans”).  The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds’ Class Z shares within the Deferred Plans.  During the year ended March 31, 2010, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in Old Mutual Funds was approximately $36,000.

YOU CAN FIND FURTHER DETAILS IN THE SAI ABOUT THESE PAYMENTS MADE TO FINANCIAL INTERMEDIARIES.  YOU CAN ALSO SPEAK TO YOUR FINANCIAL INTERMEDIARY FOR MORE INFORMATION ABOUT THE PAYMENTS MADE BY THE DISTRIBUTOR, OLD MUTUAL CAPITAL, THEIR AFFILIATES, OR THE FUNDS, TO SUCH FINANCIAL INTERMEDIARY.  IN CERTAIN CASES, THE PAYMENTS COULD BE SIGNIFICANT AND MAY CAUSE A CONFLICT OF INTEREST FOR YOUR FINANCIAL INTERMEDIARY.

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 FINANCIAL HIGHLIGHTS

A Fund’s financial highlights help you understand its recent financial performance.  The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions.   PricewaterhouseCoopers, LLP has audited the information contained in these financial highlights. Their report and the Fund’s financial statements are included in the Funds’ Annual Report to Shareholders, which is available, free of charge, upon request.

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For a Share Outstanding Throughout Each Year or Period ended March 31, (unless otherwise noted)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)1	Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Redemption Fees	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets*		Ratio of Gross Expenses to Average Net Assets*,^	Ratio of Net Investment Income (Loss) to Average Net Assets*	Portfolio Turnover Rate†

Old Mutual Analytic U.S. Long/Short Fund
Class Z
2010	$7.85	$0.10	$2.90	$3.00	$(0.09)	$—	$(0.09)	$—	$10.76	38.30%	$125,337	1.28%	@	1.23%	1.01%	199.77%
2009	13.11	0.06	(5.29)	(5.23)	(0.03)	—	(0.03)	—	7.85	(39.91)%	149,755	1.83%	@	1.69%	0.57%	184.31%
2008	14.20	0.03	(1.09)	(1.06)	(0.03)	—	(0.03)	—	13.11	(7.47)%	46,374	1.45%	@	1.83%	0.18%	235.64%
2007	11.70	0.08	2.46	2.54	(0.04)	—	(0.04)	—	14.20	21.74%	150,654	1.24%	@	1.56%	0.59%	171.44%	8
2006	10.60	0.05	1.13	1.18	(0.08)	—	(0.08)	—	11.70	11.16%	27,771	1.27%	@	1.30%	0.47%	208.15%
Class A
2010	$7.77	$0.07	$2.89	$2.96	$(0.06)	$—	$(0.06)	$—	$10.67	38.09%	$4,616	1.53%	@	1.97%	0.76%	199.77%
2009	13.02	0.01	(5.23)	(5.22)	(0.03)	—	(0.03)	—	7.77	(40.12)%	5,222	2.03%	@	2.59%	0.07%	184.31%
2008	14.15	(0.03)	(1.05)	(1.08)	(0.05)	—	(0.05)	—	13.02	(7.66)%	14,468	1.87%	@	2.75%	(0.19)%	235.64%
2007	11.68	0.05	2.44	2.49	(0.02)	—	(0.02)	—	14.15	21.33%	2,546	1.48%	@	2.47%	0.39%	171.44%	8
2006	10.58	0.03	1.13	1.16	(0.06)	—	(0.06)	—	11.68	10.97%	387	1.49%	@	1.54%	0.29%	208.15%
Institutional Class
2010	$7.86	$0.11	$2.92	$3.03	$(0.12)	$—	$(0.12)	$—	$10.77	38.60%	$15,735	1.09%	@	1.18%	1.16%	199.77%
2009	13.09	0.05	(5.25)	(5.20)	(0.03)	—	(0.03)	—	7.86	(39.73)%	24,956	1.60%	@	1.71%	0.50%	184.31%
2008	14.20	0.02	(1.05)	(1.03)	(0.08)	—	(0.08)	—	13.09	(7.32)%	44,322	1.47%	@	1.63%	0.18%	235.64%
20072	13.51	0.03	0.66	0.69	—	—	—	—	14.20	5.11%	—	1.01%	@	2,495.13%	0.73%	171.44%	8

Old Mutual Barrow Hanley Value Fund
Class Z
2010	$4.01	$0.10	$2.19	$2.29	$(0.11)	$—	$(0.11)	$—	$6.19	57.65%	$88,766	1.00%		1.07%	1.87%	24.80%
2009	6.65	0.16	(2.68)	(2.52)	(0.12)	—	(0.12)	—	4.01	(38.29)%	67,325	1.10%		1.22%	3.03%	17.05%
2008	8.82	0.14	(0.97)	(0.83)	(0.20)	(1.14)	(1.34)	—	6.65	(11.49)%	86,801	1.10%		1.37%	1.59%	9.69%
2007	16.61	0.19	1.37	1.56	(0.21)	(9.14)	(9.35)	—	8.82	14.03%	124,884	1.10%		1.43%	1.52%	62.56%
2006	16.65	0.09	0.68	0.77	(0.14)	(0.67)	(0.81)	—	16.61	4.69%	311,142	1.37%		1.45%	0.51%	26.88%
Class A
2010	$4.00	$0.09	$2.17	$2.26	$(0.09)	$—	$(0.09)	$—	$6.17	57.05%	$2,514	1.26%		1.76%	1.72%	24.80%
2009	6.64	0.14	(2.66)	(2.52)	(0.12)	—	(0.12)	—	4.00	(38.39)%	2,530	1.35%		2.23%	2.76%	17.05%
2008	8.80	0.12	(0.97)	(0.85)	(0.17)	(1.14)	(1.31)	—	6.64	(11.68)%	2,379	1.35%		2.38%	1.36%	9.69%
2007	16.58	0.15	1.38	1.53	(0.17)	(9.14)	(9.31)	—	8.80	13.86%	2,806	1.35%		1.79%	1.27%	62.56%
2006	16.62	0.06	0.65	0.71	(0.08)	(0.67)	(0.75)	—	16.58	4.34%	3,791	1.59%		1.66%	0.38%	26.88%
Institutional Class
2010	$4.01	$0.11	$2.18	$2.29	$(0.12)	$—	$(0.12)	$—	$6.18	57.64%	$51,274	0.87%		0.90%	2.01%	24.80%
2009	6.63	0.17	(2.66)	(2.49)	(0.13)	—	(0.13)	—	4.01	(38.06)%	44,011	0.90%		1.02%	3.24%	17.05%
2008	8.83	0.41	(1.25)	(0.84)	(0.22)	(1.14)	(1.36)	—	6.63	(11.57)%	51,690	0.90%		1.02%	2.00%	9.69%
20072	8.69	0.05	0.09	0.14	—	—	—	—	8.83	1.61%	—	0.93%		2,546.53%	2.10%	62.56%

Table of Contents - Prospectus 1

For a Share Outstanding Throughout Each Year or Period ended March 31, (unless otherwise noted)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)1	Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital		Total Dividends and Distributions	Redemption Fees	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets*	Ratio of Gross Expenses to Average Net Assets*,^	Ratio of Net Investment Income (Loss) to Average Net Assets*	Portfolio Turnover Rate†

Old Mutual Focused Fund
Class Z
2010	$14.58	$0.10	$7.20	$7.30	$(0.13)	$—	$—		$(0.13)	$—	$21.75	50.14%	$577,028	0.95%	1.38%	0.50%	318.10%
2009	21.84	0.25	(7.20)	(6.95)	(0.24)	(0.07)	—		(0.31)	—	14.58	(31.88)%	42,976	1.12%	1.45%	1.33%	309.24%
2008	23.53	0.19	(0.86)	(0.67)	(0.06)	(0.96)	—		(1.02)	—	21.84	(3.21)%	17,780	1.15%	1.36%	0.78%	97.93%
2007	20.36	0.13	3.10	3.23	(0.06)	—	—		(0.06)	—	23.53	15.85%	25,555	1.15%	1.44%	0.57%	95.63%
2006	18.61	0.02	1.82	1.84	(0.09)	—	—		(0.09)	—	20.36	9.88%	17,566	1.39%	1.47%	0.08%	110.47%
Class A
2010	$14.44	$0.10	$7.08	$7.18	$(0.13)	$—	$—		$(0.13)	$—	$21.49	49.80%	$33,875	1.20%	1.38%	0.49%	318.10%
2009	21.68	0.18	(7.11)	(6.93)	(0.24)	(0.07)	—		(0.31)	—	14.44	(32.04)%	1,950	1.35%	2.76%	1.01%	309.24%
2008	23.39	0.11	(0.83)	(0.72)	(0.03)	(0.96)	—		(0.99)	—	21.68	(3.46)%	1,690	1.40%	2.20%	0.44%	97.93%
2007	20.29	0.12	3.03	3.15	(0.05)	—	—		(0.05)	—	23.39	15.52%	3,265	1.40%	1.73%	0.50%	95.63%
2006	18.55	(0.03)	1.81	1.78	(0.04)	—	—		(0.04)	—	20.29	9.59%	69	1.64%	1.72%	(0.15)%	110.47%
Institutional Class
2010	$14.62	$0.18	$7.18	$7.36	$(0.17)	$—	$—		$(0.17)	$—	$21.81	50.44%	$31,166	0.80%	0.91%	0.91%	318.10%
2009	21.81	0.30	(7.17)	(6.87)	(0.25)	(0.07)	—		(0.32)	—	14.62	(31.58)%	15,451	0.71%	0.98%	1.60%	309.24%
2008	23.54	0.29	(0.93)	(0.64)	(0.13)	(0.96)	—		(1.09)	—	21.81	(3.12)%	23,097	0.80%	1.02%	1.46%	97.93%
20072	24.26	0.06	(0.78)	(0.72)	—	—	—		—	—	23.54	(2.97)%	—	0.83%	2,604.40%	0.91%	95.63%

Old Mutual Heitman REIT Fund
Class Z
2010	$3.67	$0.12	$3.44	$3.56	$(0.13)	$—	$—		$(0.13)	$—	$7.10	98.07%	$41,059	1.25%	1.32%	2.20%	182.26%
2009	9.12	0.21	(5.50)	(5.29)	(0.16)	—	—		(0.16)	—	3.67	(58.68)%	23,233	1.07%	1.23%	2.97%	86.69%
2008	15.34	0.09	(2.85)	(2.76)	(0.27)	(3.19)	—		(3.46)	—	9.12	(18.90)%	68,843	1.25%	1.36%	0.71%	66.23%
2007	14.28	0.12	2.57	2.69	(0.30)	(1.33)	—		(1.63)	—	15.34	19.20%	181,763	1.25%	1.30%	0.79%	67.95%
2006	11.77	0.10	4.07	4.17	(0.19)	(1.36)	(0.11	)3	(1.66)	—	14.28	37.47%	182,951	1.31%	1.31%	0.73%	69.95%
Class A
2010	$3.65	$0.11	$3.42	$3.53	$(0.12)	$—	$—		$(0.12)	$—	$7.06	97.55%	$9,457	1.50%	1.63%	1.92%	182.26%
2009	9.08	0.20	(5.49)	(5.29)	(0.14)	—	—		(0.14)	—	3.65	(58.85)%	4,333	1.40%	1.95%	2.78%	86.69%
2008	15.34	0.29	(3.07)	(2.78)	(0.29)	(3.19)	—		(3.48)	—	9.08	(19.05)%	10,438	1.50%	1.64%	3.14%	66.23%
2007	14.28	0.08	2.57	2.65	(0.26)	(1.33)	—		(1.59)	—	15.34	18.89%	389	1.50%	2.71%	0.56%	67.95%
2006	11.77	0.07	4.07	4.14	(0.16)	(1.36)	(0.11	)3	(1.63)	—	14.28	37.16%	267	1.56%	1.56%	0.54%	69.95%
Institutional Class
2010	$3.65	$0.12	$3.44	$3.56	$(0.15)	$—	$—		$(0.15)	$—	$7.06	98.52%	$12,780	0.95%	1.22%	1.92%	182.26%
2009	9.06	0.17	(5.41)	(5.24)	(0.17)	—	—		(0.17)	—	3.65	(58.56)%	2,304	0.91%	1.31%	2.06%	86.69%
2008	15.34	0.32	(3.07)	(2.75)	(0.34)	(3.19)	—		(3.53)	—	9.06	(18.85)%	24,318	0.95%	1.26%	3.98%	66.23%
20072	15.00	0.10	0.40	0.50	(0.16)	—	—		(0.16)	—	15.34	3.37%	—	0.96%	2,435.56%	2.22%	67.95%

Table of Contents - Prospectus 1

	Net Asset Value Beginning of Period	Net Investment Income (Loss)1	Realized and Unrealized Gains or (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Dividends and Distributions	Redemption Fees	Net Asset Value End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets*	Ratio of Gross Expenses to Average Net Assets*,^	Ratio of Net Investment Income (Loss) to Average Net Assets*	Portfolio Turnover Rate†

Old Mutual Large Cap Growth Fund
Class Z
2010	$11.18	$0.04	$5.05		$5.09	$(0.05)	$—	$(0.01)	$(0.06)	$—	$16.21	45.52%		$178,941	1.08%	1.44%	0.27%	99.02%
2009	18.91	0.02	(7.75)		(7.73)	—	—	—	—	—	11.18	(40.88)%		136,809	1.25%	1.61%	0.14%	160.62%
2008	18.28	(0.06)	0.69		0.63	—	—	—	—	—	18.91	3.45%		94,245	1.25%	1.68%	(0.31)%	112.65%
2007	17.78	(0.08)	0.58		0.50	—	—	—	—	—	18.28	2.81%		111,341	1.25%	1.51%	(0.44)%	157.06%
2006	14.03	(0.14)	3.89		3.75	—	—	—	—	—	17.78	26.73%		140,148	1.41%	1.44%	(0.90)%	128.58%
Class A
2010	$11.01	$—	$4.98		$4.98	$(0.01)	$—	$—	$(0.01)	$—	$15.98	45.22%		$1,066	1.36%	0.36%	0.01%	99.02%
2009	18.69	(0.01)	(7.67)		(7.68)	—	—	—	—	—	11.01	(41.09)%		1,700	1.50%	2.44%	(0.06)%	160.62%
2008	18.11	(0.10)	0.68		0.58	—	—	—	—	—	18.69	3.20%		2,002	1.50%	3.31%	(0.51)%	112.65%
2007	17.66	(0.12)	0.57		0.45	—	—	—	—	—	18.11	2.55%		660	1.50%	2.78%	(0.67)%	157.06%
2006	13.97	(0.17)	3.86		3.69	—	—	—	—	—	17.66	26.41%		84	1.64%	1.68%	(1.05)%	128.58%
Institutional Class
2010	$11.25	$0.06	$5.07		$5.13	$(0.05)	$—	$(0.02)	$(0.07)	$—	$16.31	45.69%		$26,977	0.90%	0.79%	0.41%	99.02%
2009	18.96	0.19	(7.90)		(7.71)	—	—	—	—	—	11.25	(40.66)%		1,610	0.95%	8.98%	1.74%	160.62%
2008	18.29	(0.01)	0.68		0.67	—	—	—	—	—	18.96	3.66%		—	0.95%	3,758.64%	(0.05)%	112.65%
20072	18.33	(0.01)	(0.03)		(0.04)	—	—	—	—	—	18.29	(0.22)%		—	0.97%	2,564.04%	(0.16)%	157.06%

Old Mutual Strategic Small Company Fund
Class Z
2010	$6.37	$(0.05)	$3.14	6	$3.09	$(0.02)	$—	$—	$(0.02)	$—	$9.44	48.56	%6	$107,478	1.30%	1.74%	(0.65)%	171.87%
2009	9.78	—	(3.41	)6	(3.41)	—	—	—	—	—	6.37	(34.87	)%6	79,518	1.10%	1.75%	(0.01)%	289.91%
2008	13.47	(0.03)	(0.96)		(0.99)	—	(2.70)	—	(2.70)	—	9.78	(11.00)%		24,156	1.35%	1.74%	(0.19)%	142.78%
2007	17.43	(0.12)	0.33		0.21	—	(4.17)	—	(4.17)	—	13.47	5.12%		35,712	1.35%	1.63%	(0.84)%	160.24%
2006	14.47	(0.13)	3.09		2.96	—	—	—	—	—	17.43	20.46%		48,107	1.46%	1.54%	(0.82)%	148.73%
Class A
2010	$6.25	$(0.08)	$3.09	6	$3.01	$(0.01)	$—	$—	$(0.01)	$—	$9.25	48.12	%6	$918	1.55%	0.44%	(0.97)%	171.87%
2009	9.61	(0.03)	(3.33	)6	(3.36)	—	—	—	—	—	6.25	(34.96	)%6	720	1.36%	4.20%	(0.32)%	289.91%
2008	13.31	(0.06)	(0.94)		(1.00)	—	(2.70)	—	(2.70)	—	9.61	(11.22)%		1,261	1.60%	3.03%	(0.49)%	142.78%
2007	17.31	(0.14)	0.31		0.17	—	(4.17)	—	(4.17)	—	13.31	4.88%		1,296	1.60%	2.13%	(1.08)%	160.24%
2006	14.41	(0.16)	3.06		2.90	—	—	—	—	—	17.31	20.12%		233	1.70%	1.78%	(1.00)%	148.73%
Institutional Class
2010	$6.39	$(0.03)	$3.16	6	$3.13	$(0.03)	$—	$—	$(0.03)	$—	$9.49	49.05	%6	$3,168	1.05%	1.14%	(0.35)%	171.87%
2009	9.80	(0.02)	(3.39	)6	(3.41)	—	—	—	—	—	6.39	(34.80	)%6	11,923	1.06%	18.23%	(0.32)%	289.91%
2008	13.48	—	(0.98)		(0.98)	—	(2.70)	—	(2.70)	—	9.80	(10.92)%		—	1.10%	3,635.24%	(0.02)%	142.78%
20072	12.93	(0.03)	0.58		0.55	—	—	—	—	—	13.48	4.25%		—	1.12%	2,509.06%	(0.69)%	160.24%

Table of Contents - Prospectus 1

For a Share Outstanding Throughout Each Year or Period ended March 31, (unless otherwise noted)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)1	Realized and Unrealized Gains or (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Redemption Fees	Net Asset Value End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets*	Ratio of Gross Expenses to Average Net Assets*,^	Ratio of Net Investment Income (Loss) to Average Net Assets*	Portfolio Turnover Rate†

Old Mutual TS&W Mid-Cap Value Fund
Class Z
2010	$5.65	$0.05	$2.26		$2.31	$(0.04)	$—	$(0.04)	$—	$7.92	40.90%		$76,965	1.12%	1.38%	0.64%	125.29%
2009††	6.02	0.07	(0.41)		(0.34)	(0.03)	—	(0.03)	—	5.65	(5.60)%		60,618	1.12%	3.20%	1.29%	163.38%
Class A
2010	$5.61	$0.03	$2.24		$2.27	$(0.02)	$—	$(0.02)	$—	$7.86	40.41%		$5,408	1.40%	1.94%	0.36%	125.29%
2009	8.69	0.02	(3.07)		(3.05)	(0.03)	—	(0.03)	—	5.61	(35.07)%		5,304	1.40%	2.53%	0.29%	163.38%
20085	10.00	0.01	(1.32)		(1.31)	—	—	—	—	8.69	(13.10)%		2,340	1.40%	3.69%	0.17%	66.60%
Institutional Class
2010	$5.65	$0.06	$2.25		$2.31	$(0.04)	$—	$(0.04)	$—	$7.92	41.01%		$171,807	1.00%	1.06%	0.82%	125.29%
2009	8.72	0.05	(3.08)		(3.03)	(0.04)	—	(0.04)	—	5.65	(34.81)%		57,430	1.00%	1.18%	0.58%	163.38%
20085	10.00	0.04	(1.31)		(1.27)	(0.01)	—	(0.01)	—	8.72	(12.75)%		56,426	1.00%	1.10%	0.57%	66.60%

Old Mutual TS&W Small Cap Value Fund
Class Z
2010	$11.29	$0.03	$5.51		$5.54	$(0.03)	$—	$(0.03)	$—	$16.80	49.10%		$86,737	1.25%	1.30%	0.18%	83.31%
2009	19.76	0.02	(6.77	)6	(6.75)	(0.02)	(1.70)	(1.72)	—	11.29	(34.57	)%6	55,976	1.23%	1.37%	0.15%	139.92%
2008	26.30	(0.13)	(2.52)		(2.65)	—	(3.89)	(3.89)	—	19.76	(11.53)%		45,862	1.30%	1.49%	(0.51)%	40.37%
2007	28.15	(0.14)	2.48		2.34	—	(4.19)	(4.19)	—	26.30	8.80%		67,029	1.30%	1.45%	(0.53)%	35.43%
2006	25.20	(0.15)	5.57		5.42	—	(2.47)	(2.47)	—	28.15	22.69%		68,271	1.46%	1.47%	(0.56)%	41.45%
Class A
2010	$11.05	$(0.01)	$5.39		$5.38	$—	$—	$—	$—	$16.43	48.71%		$4,815	1.50%	1.47%	(0.08)%	83.31%
2009	19.43	—	(6.66	)6	(6.66)	(0.02)	(1.70)	(1.72)	—	11.05	(34.71	)%6	2,160	1.53%	3.25%	(0.01)%	139.92%
2008	25.99	(0.16)	(2.51)		(2.67)	—	(3.89)	(3.89)	—	19.43	(11.75)%		1,137	1.55%	4.57%	(0.71)%	40.37%
2007	27.93	(0.21)	2.46		2.25	—	(4.19)	(4.19)	—	25.99	8.54%		856	1.55%	2.17%	(0.78)%	35.43%
2006	25.08	(0.21)	5.53		5.32	—	(2.47)	(2.47)	—	27.93	22.39%		975	1.70%	1.71%	(0.81)%	41.45%
Institutional Class
2010	$11.32	$0.05	$5.54		$5.59	$(0.04)	$—	$(0.04)	$—	$16.87	49.46%		$26,915	1.10%	1.16%	0.34%	83.31%
2009††	14.28	0.02	(1.26	)6	(1.24)	(0.02)	(1.70)	(1.72)	—	11.32	(9.52	)%6	—	1.09%	24,873.11%	0.15%	139.92%

Old Mutual Barrow Hanley Core Bond Fund
Institutional Class
2010	$9.96	$0.47	$0.75		$1.22	$(0.48)	$(0.23)	$(0.71)	$—	$10.47	12.42%		$57,391	0.70%	0.78%	4.51%	114.66%
2009	10.19	0.45	(0.09)		0.36	(0.45)	(0.14)	(0.59)	—	9.96	3.72%		43,091	0.70%	0.75%	4.57%	201.34%
20084	10.00	0.17	0.19		0.36	(0.17)	—	(0.17)	—	10.19	3.58%		47,060	0.70%	0.95%	4.68%	70.77%

Table of Contents - Prospectus 1

	Net Asset Value Beginning of Period	Net Investment Income (Loss)1	Realized and Unrealized Gains or (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Redemption Fees	Net Asset Value End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets*	Ratio of Gross Expenses to Average Net Assets*,^	Ratio of Net Investment Income (Loss) to Average Net Assets*	Portfolio Turnover Rate†

Old Mutual Cash Reserves Fund
Class Z
2010	$1.00	$—	$—		$—	$—	$—	$—	$—	$1.00	0.10%		$25,019	0.27%	1.09%	0.10%	n/a
2009	1.00	0.01	—		0.01	(0.01)	—	(0.01)	—	1.00	1.49%		32,732	0.72%	1.10%	1.51%	n/a
2008	1.00	0.04	—		0.04	(0.04)	—	(0.04)	—	1.00	4.18%		37,542	0.73%	0.99%	4.11%	n/a
2007	1.00	0.04	—		0.04	(0.04)	—	(0.04)	—	1.00	4.56%		32,909	0.73%	0.94%	4.47%	n/a
2006	1.00	0.03	—		0.03	(0.03)	—	(0.03)	—	1.00	2.96%		34,503	0.84%	0.85%	2.88%	n/a
Class A
2010	$1.00	$—	$—		$—	$—	$—	$—	$—	$1.00	0.10%		$1,072	0.25%	2.45%	0.10%	n/a
2009	1.00	0.01	—		0.01	(0.01)	—	(0.01)	—	1.00	1.26%		1,045	0.93%	4.23%	1.10%	n/a
20087	1.00	0.02	0.01		0.03	(0.03)	—	(0.03)	—	1.00	3.05%		907	0.98%	7.21%	2.99%	n/a

Old Mutual Dwight High Yield Fund
Institutional Class
2010	$7.72	$1.31	$3.07		$4.38	$(1.28)	$(0.15)	$(1.43)	$—	$10.67	59.30%		$10,000	0.80%	1.04%	13.34%	292.11%
2009	9.29	0.85	(1.55)		(0.70)	(0.87)	—	(0.87)	—	7.72	(7.78)%		9,326	0.80%	1.05%	10.04%	74.19%
20084	10.00	0.36	(0.69)		(0.33)	(0.38)	—	(0.38)	—	9.29	(3.39)%		8,602	0.80%	1.86%	10.90%	10.78%

Old Mutual Dwight Intermediate Fixed Income Fund
Class Z
2010	$9.79	$0.38	$0.55		$0.93	$(0.39)	$(0.09)	$(0.48)	$—	$10.24	9.62%		$10,659	0.58%	0.79%	3.71%	456.70%
2009	10.17	0.47	(0.09	)6	0.38	(0.47)	(0.29)	(0.76)	—	9.79	3.97	%6	6,489	0.53%	1.90%	4.78%	214.25%
2008	10.09	0.50	0.04		0.54	(0.46)	—	(0.46)	—	10.17	5.50%		2,721	0.82%	1.79%	4.64%	277.91%
2007	9.97	0.46	0.12		0.58	(0.46)	—	(0.46)	—	10.09	5.99%		7,574	0.85%	1.60%	4.62%	462.98%
2006	10.12	0.39	(0.12)		0.27	(0.40)	(0.02)	(0.42)	—	9.97	2.70%		7,620	0.85%	1.74%	3.88%	435.30%
Class A
2010	$9.80	$0.35	$0.54		$0.89	$(0.36)	$(0.09)	$(0.45)	$—	$10.24	9.24%		$52,148	0.83%	1.00%	3.47%	456.70%
2009	10.18	0.44	(0.09	)6	0.35	(0.44)	(0.29)	(0.73)	—	9.80	3.75	%6	34,967	0.83%	1.15%	4.51%	214.25%
2008	10.09	0.43	0.10		0.53	(0.44)	—	(0.44)	—	10.18	5.37%		808	1.04%	4.71%	4.40%	277.91%
2007	9.97	0.44	0.12		0.56	(0.44)	—	(0.44)	—	10.09	5.78%		590	1.10%	3.68%	4.41%	462.98%
2006	10.12	0.37	(0.13)		0.24	(0.37)	(0.02)	(0.39)	—	9.97	2.45%		56	1.10%	2.00%	3.63%	435.30%
Class C
2010	$9.79	$0.28	$0.55		$0.83	$(0.29)	$(0.09)	$(0.38)	$—	$10.24	8.54%		$20,717	1.58%	1.79%	2.73%	456.70%
2009	10.17	0.36	(0.08	)6	0.28	(0.37)	(0.29)	(0.66)	—	9.79	2.97	%6	14,759	1.58%	2.33%	3.72%	214.25%
2008	10.09	0.32	0.12		0.44	(0.36)	—	(0.36)	—	10.17	4.51%		1,102	1.70%	7.92%	3.74%	277.91%
2007	9.98	0.36	0.11		0.47	(0.36)	—	(0.36)	—	10.09	4.84%		93	1.85%	7.98%	3.63%	462.98%
2006	10.12	0.29	(0.11)		0.18	(0.30)	(0.02)	(0.32)	—	9.98	1.78%		55	1.85%	2.73%	2.90%	435.30%
Institutional Class
2010	$9.80	$0.38	$0.55		$0.93	$(0.39)	$(0.09)	$(0.48)	$—	$10.25	9.70%		$19,025	0.50%	0.66%	3.75%	456.70%
2009	10.17	0.47	(0.08	)6	0.39	(0.47)	(0.29)	(0.76)	—	9.80	4.07	%6	20,458	0.50%	0.75%	4.69%	214.25%
2008	10.09	0.43	0.16		0.59	(0.51)	—	(0.51)	—	10.17	6.04%		69,653	0.54%	0.58%	4.75%	277.91%
20072	10.10	0.14	—		0.14	(0.15)	—	(0.15)	—	10.09	1.36%		—	0.58%	2,560.19%	5.21%	462.98%

Table of Contents - Prospectus 1

For a Share Outstanding Throughout Each Year or Period ended March 31, (unless otherwise noted)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)1	Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Dividends and Distributions	Redemption Fees	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets*	Ratio of Gross Expenses to Average Net Assets*,^	Ratio of Net Investment Income (Loss) to Average Net Assets*	Portfolio Turnover Rate†

Old Mutual Dwight Short Term Fixed Income Fund
Class Z
2010	$9.76	$0.26	$0.29	$0.55	$(0.26)	$—	$—	$(0.26)	$—	$10.05	5.73%	$135,568	0.70%	0.62%	2.63%	186.26%
2009	9.98	0.38	(0.24)	0.14	(0.36)	—	—	(0.36)	—	9.76	1.45%	131,759	0.70%	0.71%	3.90%	262.55%
2008	9.90	0.42	0.06	0.48	(0.40)	—	—	(0.40)	—	9.98	4.90%	158,524	0.70%	0.87%	4.15%	188.14%
2007	9.77	0.37	0.12	0.49	(0.36)	—	—	(0.36)	—	9.90	5.14%	187,897	0.70%	0.91%	3.74%	163.81%
2006	9.81	0.30	(0.03)	0.27	(0.31)	—	—	(0.31)	—	9.77	2.74%	254,300	0.74%	0.93%	3.01%	196.42%
Class A
2010	$9.76	$0.24	$0.29	$0.53	$(0.24)	$—	$—	$(0.24)	$—	$10.05	5.48%	$40,848	0.95%	0.96%	2.36%	186.26%
2009	9.99	0.35	(0.23)	0.12	(0.35)	—	—	(0.35)	—	9.76	1.23%	27,262	0.95%	1.06%	3.56%	262.55%
2008	9.90	0.39	0.08	0.47	(0.38)	—	—	(0.38)	—	9.99	4.80%	1,104	0.95%	2.75%	3.86%	188.14%
2007	9.77	0.34	0.13	0.47	(0.34)	—	—	(0.34)	—	9.90	4.88%	58	0.95%	8.65%	3.50%	163.81%
2006	9.82	0.27	(0.04)	0.23	(0.28)	—	—	(0.28)	—	9.77	2.38%	53	0.99%	1.17%	2.79%	196.42%
Class C
2010	$9.75	$0.18	$0.30	$0.48	$(0.19)	$—	$—	$(0.19)	$—	$10.04	4.95%	$17,726	1.45%	1.50%	1.85%	186.26%
2009	9.98	0.30	(0.24)	0.06	(0.29)	—	—	(0.29)	—	9.75	0.63%	11,939	1.45%	1.74%	3.07%	262.55%
2008	9.90	0.30	0.11	0.41	(0.33)	—	—	(0.33)	—	9.98	4.21%	2,589	1.45%	2.73%	3.43%	188.14%
2007	9.77	0.29	0.13	0.42	(0.29)	—	—	(0.29)	—	9.90	4.36%	55	1.45%	9.27%	3.00%	163.81%
2006	9.82	0.23	(0.05)	0.18	(0.23)	—	—	(0.23)	—	9.77	1.87%	52	1.49%	1.67%	2.29%	196.42%
Institutional Class
2010	$9.75	$0.26	$0.31	$0.57	$(0.28)	$—	$—	$(0.28)	$—	$10.04	5.88%	$16,909	0.55%	0.73%	2.55%	186.26%
2009	9.97	0.39	(0.23)	0.16	(0.38)	—	—	(0.38)	—	9.75	1.64%	156	0.55%	39.49%	3.99%	262.55%
2008	9.90	0.42	0.07	0.49	(0.42)	—	—	(0.42)	—	9.97	5.07%	25	0.55%	566.32%	4.60%	188.14%
20072	9.87	0.12	0.03	0.15	(0.12)	—	—	(0.12)	—	9.90	1.48%	—	0.56%	2,553.82%	4.30%	163.81%

Table of Contents - Prospectus 1

n/a	Not Applicable
*	Ratios for periods of less than one year have been annualized.
†
Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.

††	Class commenced operations on December 9, 2008.
^
Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described in the "Litigation" section of this prospectus were incurred and the Adviser and/or former adviser has paid these expenses on behalf of the Trust. Had the Adviser and/or the former adviser not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2010, 2009,2008, 2007 and 2006.

1	Per share amounts for the year or period are calculated based on average outstanding shares.
2	Class commenced operations on December 20, 2006.
3
Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

4	Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund commenced operations on November 19, 2007.
5	The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.
6	Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.
7	Class A shares commenced operations on June 4, 2007.
8
Ratio has been revised to present a corrected calculation.  A higher turnover rate increases transaction costs (e.g. brokerage commissions) and increases realized gains and losses. There were no changes in the net realized gains and losses as reported in the March 31, 2007 annual report as a result of the corrected calculation.

@
For Analytic U.S. Long/Short Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

	Class Z	Class A	Institutional Class
2010	0.08%	0.08%	0.08%
2009	0.58%	0.54%	0.55%
2008	0.26%	0.27%	0.26%
2007	0.16%	0.16%	0.13%
2006	0.25%	0.25%	n/a
Amounts designated as “—” are either $0 or have been rounded to $0.

Table of Contents - Prospectus 1

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds II, the following documents are available free upon request:

Statement of Additional Information (SAI)

The SAI provides more information about the Funds and is incorporated into this Prospectus by reference.

Annual and Semi-Annual Reports

The Annual and Semi-Annual Reports provide financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the period.

To obtain a free copy of the SAI, Annual and Semi-Annual Reports, or other information and for shareholder inquiries, contact Old Mutual Funds II:

By Telephone:	888-772-2888

By Mail:	Old Mutual Funds II P.O. Box 219534 Kansas City, Missouri 64121-9534

Via the Internet:	oldmutualfunds.com

Reports and other information about Old Mutual Funds II (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Old Mutual Funds II are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at publicinfo@sec.gov.

INVESTMENT ADVISER

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-04391

R-10- 048 07/2010

Table of Contents - Prospectus 1

[LOGO]
OLD MUTUAL FUNDS II

OLD MUTUAL CASH RESERVES FUND

JULY 27, 2010 PROSPECTUS

INSTITUTIONAL CLASS SHARES

(ticker symbol: OCIXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

FUND SUMMARY

MORE ABOUT THE FUND

Investment Strategies and Risks
More About Investment Strategies and Risks
Disclosure of Portfolio Holdings
Performance Examples

THE INVESTMENT ADVISER & SUB-ADVISER

The Investment Adviser
The Sub-Adviser
Litigation
Management Fees

ABOUT YOUR INVESTMENT

Your Share Price
Valuing Portfolio Securities

INVESTING IN THE FUND

Policy Regarding Excessive or Short-Term Trading
Choosing a Share Class
Buying Shares
Selling Shares
General Policies
Distributions and Taxes
Other Payments

FINANCIAL HIGHLIGHTS

Table of Contents - Prospectus 2

 FUND SUMMARY

Old Mutual Cash Reserves Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEES AND EXPENSES TABLE

INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price )	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	Not Applicable
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.18%
Distribution and/or Service (12b-1) Fees	None
Other Operating Expenses	3.87%
Total Annual Operating Expenses	4.05%
Expense (Reduction)/Recoupment	(3.85%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment (2)	0.20%

(1)
Effective following the close of business on March 12, 2010 the Fund’s Management Fee was reduced from 0.40% to 0.18%.  As a result, the expense information in the Fees and Expenses Table has been restated to reflect current fees and the Total Annual Operating Expenses shown in the Fees and Expenses Table does not correlate with the Ratio of Gross Expenses to Average Net Assets shown in the Financial Highlights.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2011 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 0.20% for Institutional Class shares.   The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

Table of Contents - Prospectus 2

EXPENSE EXAMPLE

This E xample is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$20	$609	$1,226	$2,893

Please refer to the "Management Fees” section of the statutory prospectus for a discussion of expense limitation arrangements that impact the expenses in the Example.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized rating organizations or that are unrated securities of comparable quality.  The Fund’s holdings are primarily corporate debt obligations, asset-backed commercial paper, variable rate obligations, instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements and securities of U.S. and foreign banks that Dwight Asset Management Company LLC (“Dwight”) , the Fund’s Sub-Adviser, believes offer the most attractive income potential without undue risk.

Under normal market conditions, the Fund will invest more than 25% of its total assets in domestic bank obligations or obligations issued by U.S. branches of foreign banks .

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Interest Rate Risk.  When interest rates change, the value of the Fund’s holdings will be affected.  An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Credit Risk.  The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities.  Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.  U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk . Some U.S. Government Securities are issued or guaranteed by the U.S . Treasury and are suppor t ed by the full faith and credit of the United States . Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Table of Contents - Prospectus 2

Inflation Risk.  Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

Counter-Party Risk.  Performance could also be harmed if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default.

Market Risk.  Recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Industry and Sector Risk.  Because the Fund normally focuses its investments more in the financial services industry than other industries, factors influencing the stability of that industry could have a significant negative effect on the Fund’s performance.  These factors may include economic trends, government action, changes in interest rates, as well as the availability and cost of capital funds

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.   P rior to March 12, 2010, the Fund was managed by a sub-adviser other than Dwight.  As a result, the Fund’s performance prior to th is date may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Institutional Class shares.  Performance for the Fund’s other share classes, presented by separate prospectus, will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2009 – Institutional Class Shares

2008	2.12%
2009	0.23%

The Fund’s Institutional Class shares year-to-date return as of June 30, 2010 was 0.04%.

Best Quarter:	0.76%	3/31/08
Worst Quarter:	0.03%	6/30/09

The table below provides average annual total return information for the Fund’s Institutional Class Shares.  Class A and Class Z shares of the Fund are presented by separate prospectus.  The Fund’s average annual total return is compared to the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments.

Average Annual Total Returns as of December 31, 2009

	Inception (or “as of”)	Past	Past	Life of
	Date	1 Year	5 Years	Fund
Institutional Class	6/ 0 4/07

Before Taxes		0.23%	N/A	1.90%

Lipper Money Market Funds Average	6/01/07

(Reflects No Deduction for		0.17%	N/A	2.09%
Fees, Expenses or Taxes)

To obtain information about the Fund’s current yield, call 800-347-9256 .

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MANAGEMENT

Investment Manager: Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Adviser”)

Investment Sub-Adviser:  Dwight

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.  The Adviser reserves the right to change the investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.

You may purchase or sell your shares of the Fund any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account or by contacting the Fund's transfer agent at 800-347-9256. Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

 MORE ABOUT THE FUND

Investment Strategies and Risks

The Fund seeks to achieve its investment objective through its principal investment strategies. The principal investment strategies and risks of the Fund have been described in the Fund Summary section of the Prospectus. This section of the Prospectus discusses those and other investment strategies used by the Fund in greater detail and describes additional risks associated with an investment in the Fund. The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.  The back cover of this Prospectus explains how you can get a copy of the SAI.

Dwight monitors a wide range of economic and financial factors to evaluate the creditworthiness, liquidity and relative value of money market securities. Dwight’s disciplined investment process, which emphasizes proprietary fundamental research and risk management, is designed to seek money market securities that will provide a high degree of liquidity and attractive current income without jeopardizing the stability of the Fund’s share price.

More About Investment Strategies and Risks

Fixed-Income Securities.  The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events.  Fixed income securities may not deliver their expected yield as a result of the factors listed above.  The Fund’s investment in fixed income securities is subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk.  A change in interest rates will affect the value of a Fund’s fixed income investments.  Debt securities tend to move inversely with changes in interest rates.  For example, when interest rates rise, debt security prices generally fall.

Credit Risk.  The value of the debt securities held by a Fund also fluctuates with the credit quality of the issuers of those securities.  A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt.  Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering a Fund’s share price.

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Changes in Debt Ratings.  If a rating agency assigns a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return to compensate for the additional perceived risk.

Fixed income securities may be issued by U.S. or non-U.S. corporate and government issuers.

Securities That Are Not Readily Marketable.  The Fund may invest up to 5% of its net assets in securities that are illiquid.  A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Board of Trustees (the “Board”) of the Trust, certain restricted securities may be deemed liquid and will not be counted toward the 5% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that the Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies.  The Fund may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act and any rules, exemptive orders, no-action letters or interpretive guidance thereunder.  The Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures related to the disclosure of the Fund’s portfolio holdings is available at oldmutualfunds.com and in the SAI.  The back cover of this Prospectus explains how you can get a copy of the SAI.

Performance Example

The following table summarizes the annual and cumulative impact of the Fund’s Institutional Class shares fees and expenses on returns over a 10 year period.  The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of those stated in the Fees and Expenses Tables or the contractual fee waivers or expense reimbursements for the period of the contractual commitment.  Your actual costs may be higher or lower.  The tables also assume the reinvestment of all dividends and distributions.

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses

1	5.00%	0.20%	4.80%	$10,480	$20
2	10.25%	2.75%	7.16%	$10,716	$291
3	15.76%	2.75%	9.57%	$10,957	$298
4	21.55%	2.75%	12.03%	$11,203	$305
5	27.63%	2.75%	14.56%	$11,456	$312
6	34.01%	2.75%	17.13%	$11,713	$319
7	40.71%	2.75%	19.77%	$11,977	$326
8	47.75%	2.75%	22.46%	$12,246	$333
9	55.13%	2.75%	25.22%	$12,522	$341
10	62.89%	2.75%	28.04%	$12,804	$348

Total Gain After Fees and Expenses				$2,804
Total Annual Fees & Expenses					$2,893

 THE INVESTMENT ADVISER & SUB-ADVISER

The Investment Adviser

Old Mutual Capital, located at 4643 S. Ulster Street, Suite 7 00, Denver, Colorado 80237, is the investment a dviser for the Fund.  Old Mutual Capital was organized in 2004 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.  Old Mutual Capital managed approximately $ 2.6 billion in mutual fund assets as of March 31, 2010.  Old Mutual Capital was appointed investment adviser to the Fund effective January 1, 2006.  As investment adviser, Old Mutual Capital manages and supervises the investments of the Fund, and oversees the investment decisions made by the Sub-Adviser for the Fund, including monitoring the performance, security holdings and portfolio trading of the Sub-Adviser.  Old Mutual Capital also oversees the Sub-Adviser’s compliance with prospectus limitations and other relevant investment restrictions.  In addition, Old Mutual Capital provides certain administrative services for the Fund.

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Old Mutual Capital and the Trust have applied to the SEC for an exemptive order granting exemptions from certain provisions of the 1940 Act, pursuant to which Old Mutual Capital will, subject to supervision and approval of the Board, be permitted to enter into and materially amend sub-advisory agreements between Old Mutual Capital, the Trust, and sub-advisers without such agreements being approved by the shareholders of the Fund.  The Trust and Old Mutual Capital will therefore have the right to hire, terminate, or replace both affiliated and unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers whose sub-advisory agreement has automatically terminated as a result of an assignment.  Old Mutual Capital will have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement, and to reallocate the Fund’s assets among the sub-advisers and/or itself.  There can be no guarantee that the Trust and Old Mutual Capital will obtain this order from the SEC.  If the exemptive order is granted, the Fund intends to rely on this order to operate in the manner described above. Shareholders will be notified of any change in a sub-adviser.  Shareholders of the Fund have the right to terminate the sub-advisory agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities. The order also will permit the Fund to disclose to shareholders the aggregate fees paid to Old Mutual Capital and the sub-adviser(s) for the Fund.

The Sub-Adviser

Dwight, a Delaware limited liability company located at 100 Bank Street, Burlington, Vermont 05401, is the Sub-Adviser to the Fund.  Dwight is also the sub-adviser for the Old Mutual US Government Money Market Fund, Old Mutual US Treasury Money Market Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund, which are offered by separate prospectuses.  Dwight manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital.  Dwight is a majority-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.  Dwight has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983.  Dwight managed approximately $64.3 billion in assets as of March 31, 2010.

Litigation

PBHG Funds (now known as Old Mutual Funds II) and PBHG Fund Distributors (now known as Old Mutual Investment Partners) have been named as defendants in a Class Action Suit (“Class Action Suit”) and a separate Derivative Suit (“Derivative Suit”) (together the “Civil Litigation”). The Civil Litigation consolidates and coordinates a number of individual class action suits and derivative suits based on similar claims, which were previously filed against PBHG Funds and PBHG Fund Distributors in other jurisdictions, and were transferred to the U.S. District Court for the District of Maryland (the “Maryland District Court”). Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of PBHG Fund Distributors as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of PBHG Funds’ 12b-1 Plan.

A proposed settlement of the Class Action and Derivative Suits has been filed with the Maryland District Court.  A hearing to consider the fairness of the settlement is scheduled for October 2010.  A description of the proposed settlement can be found at http://www.mutualfundsettlements.com/pb/PGM_Notice%207.1.10.pdf .  Old Mutual Capital does not believe that the outcome of the Civil Litigation will materially affect the Fund or its ability to carry out its duty as investment adviser to the Fund.

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Management Fees

The table below shows the management fees the Fund paid during the fiscal year ended March 31, 2010 as a percentage of average daily net assets.

Management Fees paid to
Old Mutual Capital
for the fiscal year ended
Fund	March 31, 2010*
Old Mutual Cash Reserves Fund	0. 39%**

*	Management fees paid to Old Mutual Capital include both advisory and administrative fees.

**	Effective following the close of business on March 12, 2010, the management fee paid by the Old Mutual Cash Reserves Fund was reduced from 0.40% to 0.18%.

The Sub-Adviser is entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of the Fund.  The fee arrangement for the Sub-Adviser is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment management agreement between the Trust and Old Mutual Capital and the sub-advisory contract among the Trust, Old Mutual Capital and Dwight is available in the Trust’s Annual Report to Shareholders for the period ended March 31, 2010, which is available on the Fund’s website at oldmutualfunds.com.  The back cover of this Prospectus explains how you can get a copy of the Annual Report.

In addition, in the interest of limiting the expenses of the Fund, Old Mutual Capital has entered into expense limitation agreements with the Trust, on behalf of the Fund, pursuant to which Old Mutual Capital has agreed to reduce the fees payable to it under the management agreement and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of a Fund’s average daily net assets) (“Expense Limit”) as set forth in the table below.

Fund	Institutional Class Expense Limitation	Expiration Date
Cash Reserves Fund	0.20%	December 31, 2011
	2.75%	December 31, 2020

Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed through December 31, 2008, in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed.  Thereafter, Old Mutual Capital may seek reimbursement of fees waived or expenses absorbed within three years after the fees were waived or expenses absorbed, if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees or expenses are being reimbursed.  The expense limitation agreements may be amended or continued beyond their stated term by written agreement of the parties. The Sub-Adviser has agreed to share the costs of the expense limitation agreements with the Adviser.  See the section entitled “The Sub-Advisers” in the SAI for more information.

Additionally, Old Mutual Capital voluntarily agreed to reimburse expenses to the extent necessary to assist the Old Mutual Cash Reserves Fund in maintaining a minimum yield of 0.0% for the Fund’s Institutional Class shares.  There is no guarantee that the Fund will maintain this yield.  The agreement to reimburse expenses is voluntary and may be modified or discontinued by Old Mutual Capital at any time.

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 ABOUT YOUR INVESTMENT

Your Share Price

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value (“NAV”).  NAV per share class of the Fund is calculated by dividing the total net assets of each class of the Fund by the total number of the class’ or classes’ shares outstanding of the Fund.   The NAV for the Fund is normally determined at 5:00 p.m. Eastern time each day the New York Stock Exchange (“ NYSE ”) is open.  Your purchase, exchange, or redemption of the Fund’s shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents.  Shares of the Fund begin to earn dividends on the day of purchase, and earn dividends until the business day before the day of redemption.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.  If the Fund invests in another investment company, the Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests.  The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“financial intermediaries”) that may include the Fund as an investment alternative in the programs they offer or administer.  If you buy shares through a financial intermediary, generally your order must be received by the financial intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price.  Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open.  The Trust and financial intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.”  Financial intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner.  The Trust will be deemed to have received a purchase or redemption order from authorized financial intermediaries (“authorized financial intermediaries”) when the authorized financial intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after such order is unconditionally accepted by an authorized financial intermediary or its authorized designee.

Valuing Portfolio Securities

When valuing portfolio securities, the Fund uses a constant amortization method and declares dividends daily in an effort to maintain a constant share price of $1.00.  Although there can be no assurances, the Fund does not anticipate that its share price will fluctuate.

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 INVESTING IN THE FUND

Policy Regarding Excessive or Short-Term Trading

The policies regarding excessive or short-term trading adopted by the Trust’s Board that are applicable to other Old Mutual Funds, including redemption fees, are generally not applicable to the Fund.  It is expected that the Fund will be used by shareholders for short-term investing or as cash sweep vehicles.  Notwithstanding the foregoing, the Fund reserves the right to reject any purchase or exchange order; change, suspend, or revoke the exchange privilege; or suspend the telephone order privilege if it believes that frequent purchases, exchanges, or redemptions interfere with the Fund’s management, costs, or performance.

Choosing a Share Class

The Trust offers four classes of shares:  Class A, Class C, Class Z, and Institutional Class shares.  Institutional Class shares of the Fund are offered by this prospectus. Each class represents investments in the same portfolio of securities of an Old Mutual Fund and has the same rights and privileges as the other share classes of that Fund, except that:  (i) each class may be subject to different sales charges (loads); (ii) each class may be subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan which may be adopted under Rule 12b-1 of the 1940 Act; and (iv) each class may have exclusive voting rights with respect to matters affecting only that class.  When choosing a share class, you should consult your financial adviser as to which class is most suitable for you.  The Trust reserves the right to change the categories of investors eligible to purchase shares of each Old Mutual Fund.

Institutional Class Shares

Eligible Investors and Minimum Investment

The following investors (eligible investors) qualify to purchase Institutional Class shares with a minimum initial investment of at least $1 million in the Fund:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan; and

•	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a Letter of Intent (“ LOI ”) , committing them to increase that investment to a minimum investment of $1 million in that the  Fund within twelve months.  Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in the Fund within twelve months, you will cease to be an eligible investor and the Fund may convert your Institutional Class shares to Class Z shares, if available.  If Class Z shares are not offered by the Fund, the Fund may convert your Institutional Class shares to Class A shares at net asset value, if available.  The Fund shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

The Fund also reserves the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If the Fund closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with the Fund, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Fund due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.  Please see the SAI for more information about LOIs.

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Buying Shares

You may purchase shares through select broker-dealers or other financial institutions that are authorized to sell you shares of the Fund.  Such financial institutions may charge you a fee for this service in addition to the Fund’s public offering price.  You may purchase shares any day the NYSE is open.   Y our order must be received in good order before 5:00 p.m. Eastern time by the Fund’s transfer agent for your purchase order to be effective on the day you place your order.  If you purchase your Fund shares through a financial institution authorized by the Trust or the Distributor to offer shares of the Fund, the financial intermediary must receive your order in good order by 5:00 p.m. Eastern time and promptly transmit the order to the transfer agent for your purchase order to be effective on the day you place your order.  On any day that the NYSE, bond market, or Federal Reserve Wire System close early, the Fund may also close early, and purchase orders received after the closing time will be processed the next day the NYSE is open.  “Good order” means that you have provided sufficient information to process your request as set   forth in this Prospectus.

Orders for Institutional Class shares of the Fund received in good order by 5:00 p.m. Eastern time may not be processed unless payment is received by 5:30 p.m. Eastern time on the same day such order is placed.  Best efforts will be made to process an order for which payment is received between 5:30 p.m. and 6:00 p.m. Eastern time on the same day such order is placed, but no assurances can be given that such order will be successfully processed.  If payment is not received by 5:30 p.m. Eastern time, your order may be canceled and you may be liable for any resulting losses or fees incurred by the Fund, Old Mutual Capital, the transfer agent, or the custodian.

Selling Shares

You may sell your shares by contacting your broker-dealer or other financial institution at which you maintain an account.  The broker-dealer or financial institution may charge you a fee for this service.  You may sell your shares any day the NYSE is open.  For the Fund, sale orders received by the transfer agent or your financial institution by 5:00 p.m. Eastern time will be priced at the next calculated NAV.

Proceeds from the sale of Fund shares are generally sent the same day your sell order is executed, but under certain circumstances may not be made until the next business day and may be delayed upon the early closure of the Federal Reserve Wire System.  Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days as permitted by Section 22(e) under the 1940 Act or as otherwise permitted by the SEC.  Generally, under Section 22(e), redemption requests may be postponed or suspended, and the payment of redemption proceeds may be postponed for more than seven days, if the NYSE is closed, or if trading is restricted or an emergency exists that makes the disposal of securities or the valuation of securities not reasonably practicable, as determined by the SEC. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

General Policies

•
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:  The Trust is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account.  If you do not provide this information, we may not be able to open your account.  The Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

•	The Fund may reject or suspend account applications and purchase orders.

•	The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

•
When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Fund’s transfer agent so that you may receive that same day’s NAV.

•
The Fund produces account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you.  You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at oldmutualfunds.com.  To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if there are accounts registered under different names in the household.  This process, known as "householding," does not apply to account statements.  Please call us or your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses.  If you do not want the mailing of these documents to be combined with those for other members of your household, please call us and we will begin delivery within 30 days of your request.  If you purchased your shares through a financial intermediary, please contact your broker-dealer or financial adviser to request separate mailings.

•	Investment instructions are irrevocable. That means that once you have caused your investment instruction to be transmitted, such investment instruction may not be modified or cancelled.

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Exchanges Between Funds

You may exchange some or all shares of a particular class of the Fund for the same class of another Old Mutual Fund that offers such class of shares as long as the Fund is open to new investors.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class shares. If the Fund, the Adviser, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired.  Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange.  Shareholders may realize a taxable gain or loss on any exchange, except an exchange of Class Z shares for Institutional Class shares of the same Old Mutual Fund.

To Open an Account

You may open an account by calling 800-347-9256.

To Make Additional Investments to an Existing Account

By Telephone:

You may purchase shares of the Fund by calling the transfer agent at 800-347-9256 to place your trade and wiring Federal Funds to the Fund immediately thereafter.  Investors must call the transfer agent before effecting any purchase.

Federal Funds should be wired to:

The Bank of New York Mellon

ABA#:  021000018

For further credit to a/c #8901008265, Old Mutual Capital

By Internet:

Once you have opened an account, you may place a purchase order for additional shares online. Complete the bank information section on the account application.  Enter the “My Account” section of the OMF II Website located at oldmutualfunds.com and follow the instructions for purchasing shares. Additionally, you are responsible for transmitting payments for shares purchased online in a timely fashion as set forth in this Prospectus.  For more information regarding the option to purchase shares online, please call 800-347-9256.

To Sell Shares

By Telephone:

You may sell shares by calling the transfer agent at 800-347-9256 to place your trade.  Please provide your name, account number, dollar amount or number of shares you wish to sell, and any other relevant instruction.  This option is not available if you declined the option to sell shares by telephone.

Via the Internet:

You may place a redemption order online.  Complete the bank information section on the account application.  Enter the “My Account” section of the OMF II Website located at oldmutualfunds.com and follow the instructions for redeeming shares.  For more information regarding the option to sell shares online, please call 800-347-9256.

Distributions and Taxes

Dividends and Distributions.  The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  The Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains, if available.  The Fund normally calculates its net investment income per share as of 5:00 p.m. Eastern time on each business day.  Shares begin to earn dividends on the day of purchase, and continue to earn dividends until the business day before the day of redemption.  Distributions of net realized capital gains, if any, are normally paid once annually, in December.

The Fund’s income dividends are based on its estimated daily net income.  To the extent actual income differs from the estimated amount, adjustments are made to future days’ income dividends.

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Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  The Fund may reclassify income after your tax reporting statement is mailed to you.  Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Tax Considerations.  The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income.  This is true whether you reinvest your distributions is additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Because the Fund is a money market fund, it does not anticipate realizing any long-term capital gains.  None of the Fund’s income dividends will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates.

Sale or Redemptions of Fund Shares.  A sale or exchange of shares of the Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of the Fund within one year after buying them, and (ii) long-term capital gains will apply to shares of the Fund sold or exchanged after one year. The table below describes the current tax rates for non-corporate shareholders. However, because the Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Taxes on Transactions.  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.  Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

	Tax Rates Applicable to Sales, Exchanges, and Distributions to Individuals and Other Non-Corporate Shareholders
	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	0%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	0%	15%

Other. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends designated by the Fund and paid from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), designated by the Fund as interest-related dividends and paid from qualified net interest income from U.S. sources and designated as short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about Federal, state, local, or foreign tax consequences before making an investment in the Fund.  Refer to the SAI for additional tax information.

Table of Contents - Prospectus 2

Other Payments

The Adviser, Distributor, or one or more of their affiliates, from time to time, makes payments from their own resources to financial intermediaries in exchange for certain services provided by the financial intermediary, such as placing the Trust and the Fund on the financial intermediary’s sales system, placing the Trust and the Fund on the financial intermediary’s preferred or recommended list, marketing support services, networking services (including account maintenance and transaction processing), and/or administrative or recordkeeping support services (collectively, “revenue sharing payments”).  Such payments are in addition to any distribution and service fees that may be payable by the Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the financial intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the financial intermediary.

From time to time, the Adviser or its affiliates pays “networking fees” to certain broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions.  These networking fees compensate the broker for its expense in processing transactions through the clearinghouse.

Old Mutual Capital or its affiliates pay certain financial intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Fund; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Fund.

Financial intermediaries may be compensated differently depending on the nature and extent of the services they provide.  Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service.  Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to financial intermediaries at an annual rate specified in writing by the Distributor or its affiliates.  These payments generally represent a percentage of a financial intermediary’s sales and/or the value of Fund shares within a financial intermediary’s client accounts.  In addition, financial intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediary.  Old Mutual Capital and the Sub-Advisers will benefit from the Distributor’s activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such financial intermediaries.

Revenue sharing payments may provide financial intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

Payments by Old Mutual Funds II

The Trust may also, from time to time, make payments to financial intermediaries that provide administrative or recordkeeping support services, as described above.  From time to time, the Trust may also pay networking fees to brokers, up to certain limits.

Other Payments by Old Mutual Funds

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH’s participant directed 401K,  profit sharing and/or voluntary deferral plans which invest in Old Mutual Funds (collectively, the “Deferred Plans”).  The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds’ Class Z shares within the Deferred Plans.  During the year ended March 31, 2010, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in Old Mutual Funds was approximately $36,000.

YOU CAN FIND FURTHER DETAILS IN THE SAI ABOUT THESE PAYMENTS MADE TO FINANCIAL INTERMEDIARIES.  YOU CAN ALSO SPEAK TO YOUR FINANCIAL INTERMEDIARY FOR MORE INFORMATION ABOUT THE PAYMENTS MADE BY THE DISTRIBUTOR, OLD MUTUAL CAPITAL, THEIR AFFILIATES, OR THE FUNDS, TO SUCH FINANCIAL INTERMEDIARY.  IN CERTAIN CASES, THE PAYMENTS COULD BE SIGNIFICANT AND MAY CAUSE A CONFLICT OF INTEREST FOR YOUR FINANCIAL INTERMEDIARY.

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FINANCIAL HIGHLIGHTS

A Fund’s financial highlights help you understand its recent financial performance.  The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions.   PricewaterhouseCoopers, LLP has audited the information contained in these financial highlights.  Their report and the Fund’s financial statements are included in the Fund’s Annual Report to Shareholders, which is available, free of charge, upon request.

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	Net Asset Value Beginning of Period	Net Investment Income (Loss)1	Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Redemption Fees	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets*	Ratio of Gross Expenses to Average Net Assets*,^	Ratio of Net Investment Income (Loss) to Average Net Assets*	Portfolio Turnover Rate†

Old Mutual Cash Reserves Fund
Institutional Class
2010	$1.00	$—	$—	$—	$—	$—	$—	$—	$1.00	0. 10 (3)%	$14,001	0.20%	4.26%	0.03%	n/a
2009	1.00	0.02	(0.00)	0.02	(0.02)	—	(0.02)	—	1.00	1. 50 (3)%	1	0.43%	6149.85%	1.77%	n/a
20082	1.00	0.03	0.01	0.04	(0.04)	—	(0.04)	—	1.00	3. 35 (3)%	1	0.73%	1509.12%	3.96%	n/a

n/a	Not Applicable
*	Ratios for periods of less than one year have been annualized.
†
Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.

^
Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described in the "Litigation" section of this prospectus were incurred and the Adviser and/or former adviser has paid these expenses on behalf of the Trust. Had the Adviser and/or the former adviser not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2010, 2009 and 2008.

1	Per share amounts for the year or period are calculated based on average outstanding shares.
2	Institutional Class shares commenced operations on June 4, 2007.
3	Total Return has been revised to present a corrected calculation.

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FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds II, the following documents are available free upon request:

Statement of Additional Information (SAI)

The SAI provides more information about the Fund and is incorporated into this Prospectus by reference.

Annual and Semi-Annual Reports

The Annual and Semi-Annual Reports provide financial and performance information about the Fund and its investments and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period.

To obtain a free copy of the SAI, Annual and Semi-Annual Reports, or other information and for shareholder inquiries, contact Old Mutual Funds II:

By Telephone:	888-772-2888

By Mail:	Old Mutual Funds II P.O. Box 219534 Kansas City, Missouri 64121-9534

Via the Internet:	oldmutualfunds.com

Reports and other information about Old Mutual Funds II (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Old Mutual Funds II are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at publicinfo@sec.gov.

INVESTMENT ADVISER

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-04391

R-10 049 07/2010

OLD MUTUAL FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

JULY 27 2010

This Statement of Additional Information (“SAI”) relates to the following series portfolios of Old Mutual® Funds II (the “Trust”):

Equity Funds

Old Mutual Analytic U.S. Long/Short Fund
(Class A: OADEX) (Class Z: OBDEX) (Institutional Class: OISLX)
Old Mutual Barrow Hanley Value Fund
(Class A: OAFOX) (Class Z: OBFOX) (Institutional Class: OIBHX)
Old Mutual Focused Fund
(Class A: OAFCX) (Class Z: OBFVX) (Institutional Class: OIFCX)
Old Mutual Heitman REIT Fund
(Class A: OARTX) (Class Z: OBRTX) (Institutional Class: OIHRX)
Old Mutual Large Cap Growth Fund
(Class A: OADEX) (Class Z: OBDEX) (Institutional Class: OISLX)
Old Mutual Strategic Small Company Fund
(Class A: OSSAX) (Class Z: OSSCX) (Institutional Class: OISSX)
Old Mutual TS&W Mid-Cap Value Fund
(Class A: OTMAX) (Class Z: OTMZX) (Institutional Class: OTMIX)
Old Mutual TS&W Small Cap Value Fund
(Class A: OACVX) (Class Z: OSMVX) (Institutional Class: OICVX)

Fixed-Income Funds

Old Mutual Barrow Hanley Core Bond Fund
(Institutional Class: OCBIX)
Old Mutual Cash Reserves Fund
(Class A: OCAXX) (Class Z: OSMVX) (Institutional Class: OCIXX)
Old Mutual Dwight High Yield Fund
(Institutional Class: ODHYX)
Old Mutual Dwight Intermediate Fixed Income Fund
(Class A: OAFJX) (Class C: OCIRX) (Class Z: OBFJX) (Institutional Class: OIDIX)
Old Mutual Dwight Short Term Fixed Income Fund
(Class A: OIRAX) (Class C: OIRCX) (Class Z: OBCPX) (Institutional Class: OIDSX)

This SAI is not a prospectus.  It is intended to provide additional information regarding the activities and operations of the Trust and the series portfolios of the Trust named above (each a “Fund” and together, the “Funds”).  It supplements and should be read in conjunction with the current prospectuses, dated July 27 , 2010, for each Fund, as amended or supplemented from time to time.  To obtain a copy of the Trust’s prospectuses, please visit oldmutualfunds.com or call 888-772-2888.

The Trust’s audited financial statements and accompanying notes for the fiscal year ended March 31, 2010 appear in the Trust’s 2010 Annual Report and are incorporated by reference in this SAI.  The Trust’s Annual Report contains additional performance information and is available free of charge at oldmutualfunds.com or by calling 888-772-2888.

THE TRUST
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
DESCRIPTION OF PERMITTED INVESTMENTS
ADDITIONAL INVESTMENT INFORMATION
TRUSTEES AND OFFICERS OF THE TRUST
THE INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS
THE ADVISER
THE SUB-ADVISERS
PORTFOLIO MANAGERS
THE DISTRIBUTOR
ADMINISTRATIVE SERVICES
OTHER SERVICE PROVIDERS
5% AND 25% SHAREHOLDERS
PORTFOLIO TRANSACTIONS
PROXY VOTING
DESCRIPTION OF SHARES
PURCHASE AND REDEMPTIONS OF SHARES
DETERMINATION OF NET ASSET VALUE
TAXES
PERFORMANCE ADVERTISING
FINANCIAL STATEMENTS
CREDIT RATINGS
EXHIBITS

EXHIBIT A – OLD MUTUAL FUNDS AND ADVISER’S PROXY VOTING GUIDELINES
EXHIBIT B – SUB-ADVISERS’ PROXY VOTING POLICIES
EXHIBIT C – PORTFOLIO MANAGER DISCLOSURE

THE TRUST

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company, known as a mutual fund.  The Trust was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc., and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Trust was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc.  On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors’ Inner Circle Fund II, Inc.  On May 2, 1994, the shareholders voted to change the Trust’s name to the PBHG Funds, Inc.  On July 16, 2001, PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust’s name changed to PBHG Funds.  Effective November 1, 2005, the Trustees of the Trust voted to change the Trust’s name to Old Mutual Advisor Funds II.  Effective November 19, 2007, the Trustees of the Trust voted to change the Trust’s name to Old Mutual Funds II.

Effective January 1, 2006, the Board of Trustees (the “Board”) approved Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Adviser”) to serve as the investment adviser to each of the Trust’s then-existing Funds.  This appointment became effective on April 19, 2006, for the Old Mutual Focused Fund, Old Mutual Heitman REIT Fund, Old Mutual Strategic Small Company Fund, Old Mutual TS&W Small Cap Value Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund and on May 17, 2006, for the Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Large Cap Growth Fund and Old Mutual Cash Reserves Fund when shareholders voted to approve the investment management agreement (“Management Agreement”) between the Trust and Old Mutual Capital.  Prior to approval of the Management Agreement by shareholders, Old Mutual Capital served as the investment a dviser to each Fund under an interim investment advisory agreement approved by the Board.  The Board approved Old Mutual Capital to serve as the investment adviser for the Old Mutual TS&W Mid-Cap Value Fund effective June 4, 2007 and for the Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund effective November 19, 2007.   The Board approved Old Mutual Capital to serve as the investment adviser for the Old Mutual US Government Money Market Fund and the Old Mutual US Treasury Money Market Fund effective June 21, 2010.

This SAI relates to all Funds of the Trust , except for the Old Mutual US Government Money Market Fund and the Old Mutual US Treasury Money Market Fund .  Shareholders may purchase shares through up to four separate classes: Class A, Class C, Class Z and Institutional Class, which each have different eligibility, distribution costs, voting rights and dividend rates.  Except for these differences, each Class share of each Fund represents an equal proportionate interest in that Fund.  Not all share classes are offered for all Funds, and some share classes on some funds, although registered, may not be currently offered for sale to the public.  The prospectus for each Fund describes the share class or classes currently being offered.  A more detailed description of the rights and restrictions of the separate classes is provided in the “Description of Shares” section of this SAI.   No investment in shares of a Fund should be made without first reading a Fund’s prospectus.  Capitalized terms not defined in this SAI are defined in each prospectus offering shares of the Funds.

Table of Contents - SAI

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a majority of such Fund's outstanding voting shares. Such majority is defined in the Investment Company Act of 1940, as amended (“1940 Act”) as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.  The investment objective of each Fund is set forth below:

Equity Funds (“Equity Funds”)	Investment Objective

Old Mutual Analytic U.S. Long/Short Fund	Above-average total returns.
Old Mutual Barrow Hanley Value Fund	Long-term capital growth.
Old Mutual Focused Fund	Above-average total returns over a 3 to 5 year market cycle.
Old Mutual Heitman REIT Fund	High total return consistent with reasonable risk.
Old Mutual Large Cap Growth Fund	Long-term capital growth.
Old Mutual Strategic Small Company Fund	Capital growth.
Old Mutual TS&W Mid-Cap Value Fund	Long-term capital growth.
Old Mutual TS&W Small Cap Value Fund	Long-term capital growth.

Fixed Income Funds (“Fixed Income Funds”)

Old Mutual Barrow Hanley Core Bond Fund	Maximize total return.
Old Mutual Cash Reserves Fund	Current income while preserving principal and maintaining liquidity.
Old Mutual Dwight High-Yield Fund	High level of current income.
Old Mutual Dwight Intermediate Fixed Income Fund	High level of current income consistent with relative stability of principal.
Old Mutual Dwight Short Term Fixed Income Fund	High level of current income consistent with maintaining a relatively high degree of stability of shareholders’ capital.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions described in the prospectuses, are fundamental and may not be changed without approval by a majority vote of the Fund’s shareholders.

Several of these Fundamental Investment Restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

•
Each Fund, other than the Old Mutual Barrow Hanley Value Fund, Old Mutual Focused Fund, and Old Mutual Large Cap Growth Fund, is a “diversified company” as defined in the 1940 Act.  This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.  This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Table of Contents - SAI

Please refer to number 2 of the “Non-Fundamental Investment Restrictions” section for further information.

•	A Fund may not borrow money or issue senior securities, defined below, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 3 of the “Non-Fundamental Investment Restrictions” section for further information.

•
A Fund may not underwrite the securities of other issuers.  This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

•
A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit Cash Reserves Fund’s investment in domestic bank obligations or obligations issued by U.S. branches of foreign banks. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

This limitation does not apply to the Old Mutual Heitman REIT Fund, as that Fund has investment policies to concentrate its investments in the REIT industry.

Please refer to number 4 of the “Non-Fundamental Investment Restrictions” section for further information.

•
A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

•
A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

•
A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

Please refer to number 5 of the “Non-Fundamental Investment Restrictions” section for further information.

•
A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Please refer to number 6 of the “Non-Fundamental Investment Restrictions” section for further information.

Except for borrowing under Fundamental Restriction number 2, the foregoing limitations will apply at the time of the purchase of a security.

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NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions.  A non-fundamental investment restriction may be amended by the Board without a vote of shareholders.

1.
A Fund may not invest more than 15% of its net assets in illiquid securities (5% for Old Mutual Cash Reserves Fund).  This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2.
In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.  This limitation does not apply to Old Mutual Barrow Hanley Value Fund, Old Mutual Focused Fund, Old Mutual Large Cap Growth Fund, and Old Mutual Cash Reserves Fund.

3.
In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  A Fund may borrow from banks, broker-dealers or a portfolio of another registered investment company whose investment adviser Old Mutual Capital or whose investment adviser is controlling, controlled by, or under common control with Old Mutual Capital (“Affiliated Fund”) on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.  Each Fund, other than the Old Mutual Analytic U.S. Long/Short Fund, may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.  Each Fund, except the Old Mutual Analytic U.S. Long/Short Fund, may not purchase additional securities when borrowings exceed 5% of the Fund’s total assets.  The Old Mutual Analytic U.S. Long/Short Fund may borrow for leveraging and may engage in short sales up to the limits described in the Fund’s prospectuses and this SAI.

4.
In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.  For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance and diversified finance).  This limitation does not apply to the Old Mutual Heitman REIT Fund.

5.
In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33⅓% of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

6.
Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.  A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act ; (ii) invest its assets in securities of other affiliated or unaffiliated money market funds as permitted by Rule 12d1-1 under the 1940 Act; and (ii i ) lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

7.
The Old Mutual Analytic Long/Short Fund, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Focused Fund, Old Mutual Heitman REIT Fund and Old Mutual TS&W Mid-Cap Value Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Except for investments in illiquid securities under Non-Fundamental Restriction number 1 and borrowing under Non-Fundamental Restriction number 3, the foregoing limitations will apply at the time of the purchase of a security.

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DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

Each Equity Fund may invest in equity securities, including common, preferred, and interests in publicly traded limited partnerships, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible preferred and convertible debt securities.

Common Stocks.  Common stocks represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

Preferred Stocks.  Preferred stocks are also units of ownership in a company.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company.  However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Interests in Publicly Traded Limited Partnerships.  Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  See “Description of Permitted Investments - General Risks of Investing in Stocks.” In addition, limited partnership interests are subject to risks not present in common stock.  For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Code and may trigger adverse tax consequences (please refer to the “Taxes” section of this SAI for a discussion of relevant tax risks).  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Rights and Warrants.  Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period.  The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks.  Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.  A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time.  Rights and warrants do not represent ownership of the securities, but only the right to buy the securities.  The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities.  Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.  Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

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Convertible Securities.  A convertible security entitles the holder to exchange it for a fixed number of shares of common stock or other equity security, usually at a fixed price within a specified period of time.  Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have characteristics similar to both fixed income and equity securities.  Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock.  As a result, a Fund’s selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock.  The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.  A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors.  Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade.  However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities.  Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss.  The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions.  When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer.  If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

General Risks of Investing in Stocks.  While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations.  For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates, inflation rates or the credit market.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

A Fund’s investment in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes.  These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

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DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand.  Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Corporate Bonds.  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion.  In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

Municipal Securities.  “Municipal Securities” include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Municipal Securities also include the following securities:

•
Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

•
Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

•
Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

•	Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

•
Build America Bonds (“BABs”) are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. There are two types of BABs - Tax Credit BABs and Direct Payment BABs. Direct Payment BABs provide a federal subsidy of 35% of the interest paid on the bonds to the issuer. Tax Credit BABs provides a federal subsidy as a refundable tax credit directly to the bondholders. While the bondholder is the recipient of the tax credit through Tax Credit BABs, and the bond issuer is the recipient of the tax subsidy through Direct Payment BABs, both options reduce the cost of borrowing for the bond issuer in comparison to traditional taxable corporate bonds, and in many cases, it is more cost effective than issuing traditional tax-exempt bonds.

Each Fund (except the Old Mutual Cash Reserves Fund) may also invest in participation interests either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations.  Each Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations.  Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank.  The selling bank may receive a fee from a Fund in connection with the arrangement.  Each Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

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After purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. (Moody's) or Standard and Poor's Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund.  Neither event would require the Fund to dispose of the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable credit quality ratings as standards for its investments in Municipal Securities.

A Fund may invest in Municipal Securities that are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.  Since a Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

A Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Because many Municipal Securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the Municipal Securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

U.S. Government Agency Obligations.  Certain Federal agencies such as the Government National Mortgage Association (“GNMA”) have been established as instrumentalities of the United States Government to supervise and finance certain types of activities.  Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury.  The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).  U.S. government agency securities represent a higher risk of default than U.S. government securities.

Federal National Mortgage Association (“Fannie Mae”) is a government-sponsored corporation owned entirely by private stockholders.  Fannie Mae is regulated by the Secretary of Housing and Urban development.  Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (“Freddie Mac”) is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks.  Congress created Freddie Mac in 1970 to increase the availability of mortgage credit for residential housing.  Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages.  Like Fannie Mae, Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent position. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, Fannie Mae and Freddie Mac modestly increased their mortgage-backed security portfolios through the end of 2009 and are expected to gradually reduce such portfolios at the rate of 10% per year until stabilizing at a lower, less risky size.

Since 2009, both Fannie Mae and Freddie Mac have received significant capital support through U.S. treasury stock purchases. The U.S. Treasury announced in December 2009 that it would continue that support for the entities' capital as necessary to prevent a negative net worth for at least the next three years. The continuing commitment of the U.S. Treasury is critical to their solvency. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mac and Freddie Mac; the rate of those purchases is expected to slow and then terminate in early 2010. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Treasury or FHFA initiatives discussed earlier will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

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U.S. Government Securities.  Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations.  Bills, notes, bonds, and other debt obligations issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”).  Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.  When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form.  The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself.  Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Inflation-Protected Securities.  Inflation-protected securities, such as Treasury Inflation-Protected Securities (“TIPS”), are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-protected securities tend to react to changes in real interest rates.  In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall.  Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers (“CPI”) as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI.  When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater.  TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS were issued.  The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.  TIPS are issued in terms of 5, 10, 20, and 30 years.

Repurchase Agreements.  Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations.  The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement.  With respect to all repurchase agreements entered into by a Fund, the Fund’s custodians or their agents must take possession of the underlying collateral.  However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

Repurchase agreements entered into by the Old Mutual Cash Reserves Fund may be collateralized using non-traditional collateral (such as corporate bonds, foreign sovereign debt, privately issued mortgage-backed and other asset-backed securities, equity securities, and whole-loan mortgages) to the extent permitted by Rule 2a-7.

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Mortgage-Backed Securities.  Mortgage-backed securities are securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the parties involved.  Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  These securities may also be subject to prepayment risk.

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways.  For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable.  In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected.  If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.  Lack of liquidity and tightening of the credit markets will adversely affect the value of mortgage-backed securities

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and Other Secondary Market Issuers.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans.  Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Collateralized Mortgage Obligations (CMOS).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.  Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities.  While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, Freddie Mac, or Fannie Mae and their income streams.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date.  Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly.  Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Mortgage Dollar Rolls.  Each Fund (except the Old Mutual Cash Reserves Fund) may invest in mortgage dollar rolls.  In a mortgage dollar roll, a Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date.  The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount.  As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment.  In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.  In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.  Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal.  In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class).  The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities.  A rapid rate of principal payments may adversely affect the yield to maturity of IOs.  Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO.  The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

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Other Asset-Backed Securities.  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables.  Like mortgage-backed securities, these securities are pass-through.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.  For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards.  Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities.  Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”).  In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”).  Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  Lack of liquidity and tightening of the credit markets will adversely affect the value of asset-backed securities.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Pay-In-Kind (PIK) Securities.  The Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Barrow Hanley Core Bond Fund may invest in securities which pay interest either in cash or additional securities.  These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Receipts.  Receipts are separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.

The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts.  The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

High Yield Securities.   The Old Mutual Barrow Hanley Core Bond Fund, the Old Mutual Dwight High Yield Fund, and the Old Mutual Dwight Intermediate Fixed Income Fund may invest in “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.” High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (for example rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

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While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund’s net asset value and the ability of the issuers to repay principal and interest.  If the issuer of a security held by a Fund defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the high yield securities, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, a Sub-Adviser may perform its own analysis of the issuers whose non-investment grade securities a Fund holds.  Because of this, the Fund’s performance may depend more on a Sub-Adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

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In selecting non-investment grade securities, a Sub-Adviser may consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. A Fund’s Sub-Adviser(s) will have primary responsibility to monitor the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Corporate Loans.  Corporate Loans (“Loans”) generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders.  Loans in which the Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Barrow Hanley Core Bond Fund may purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.  These base lending rates are generally Prime Rate, London Interbank Offered Rate (“LIBOR”), the CD rate or other base lending rates used by commercial lenders.  The Loans in the Dwight High Yield Old Mutual, Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Barrow Hanley Core Bond Fund’s investment portfolios will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less.  Because of prepayment provisions, the actual remaining maturity of Loans may vary substantially from the stated maturity of such loans.

A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies.  Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will generally acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s Sub-Adviser to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk.

A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid and may include only a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Adviser or a Fund’s Sub-Adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Structured Notes.  The Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Barrow Hanley Core Bond Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes.  The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans.  Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.

Step Coupon Bonds (STEPS).  The Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Barrow Hanley Core Bond Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods.  In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

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Tender Option Bonds.  A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  The Adviser or sub-adviser as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Variable and Floating Rate Instruments.  Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.  The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Zero Coupon Bonds.  These securities make no periodic payments of interest, but instead are sold at a discount from their face value.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality.  The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity.  A Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

Factors Affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned.  The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.  The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities that may expose a Fund to a lower rate of return upon reinvestment of principal.  The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.  Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk.  This risk affects mainly mortgage-backed securities.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall.  Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected.  A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield.  The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund.  If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising.  Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This would increase the sensitivity of a Fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.  For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

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Credit Ratings.  Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond.  If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond.  Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.  If a security is not rated or is rated under a different system, the Adviser or sub-adviser may determine that it is of investment-grade.  The Adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies.  A corporation may issue a junk bond because of a corporate restructuring or other similar event.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal.  Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.  Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines.  A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength.  The Funds currently use ratings compiled by Moody’s Investor Services (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), and Fitch.  Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.  The section “Bond Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser or Sub-Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it.  A rating agency may change its credit ratings at any time.  The Adviser or Sub-Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating.  A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.  A Fund may invest in securities of any rating.

SHORT-TERM INVESTMENTS

Commercial Paper and Other Cash Equivalents.  Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs.  Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution.  The letter of credit enhances the paper's creditworthiness.  The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer.   Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Bank Obligations. A Fund will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $1 billion, or the equivalent in other currencies; and

•	Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

•	Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

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Bankers’ Acceptance. A bill of exchange or time draft drawn on and accepted by a commercial bank.  It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

Certificates of Deposit. A negotiable interest bearing instrument with a specific maturity.  Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

Demand Instruments. Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument.  Demand instruments may include variable amount master demand notes.

Time Deposits.  A non-negotiable receipt issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty are considered to be illiquid securities.

Daily Liquid Assets.  The Old Mutual Cash Reserves Fund will be required to invest at least 10% of its total assets (measured at the time of acquisition) in “daily liquid assets” and at least 30% of its total assets (measured at the time of acquisition) in “weekly liquid assets.”  “Daily liquid assets” are cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day.  “Weekly liquid assets” are cash (including demand deposits), direct obligations of the U.S. Government, U.S. Government agency/instrumentality discount notes with remaining securities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.
DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark.  A Fund may use derivatives for various purposes including to hedge risks inherent in the Fund, to enhance the potential return of the Fund, to diversify the Fund’s investment portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing the Fund, or to implement the Fund’s investment strategy through investments that may be more tax-efficient than a direct equity investment.  Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.  To the extent that derivatives involve leveraging a Fund’s assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the SEC and its staff.

Futures Contracts

Futures Transactions.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market.

The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA.  In connection with this exclusion, the Funds are subject to special calls for information by the CFTC.

No purchase price is paid or received when the contract is entered into.  Instead, a Fund upon entering into a futures contract (and to maintain that Fund’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs.  In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

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If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund may earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts.  In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contract is unleveraged.  In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser or sub-adviser expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please refer the “Risks of Transactions in Futures Contracts and Options” section of this SAI below.

Options.  Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period.  The types of options transactions that each Fund may utilize are discussed below.

Writing Call Options.  A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.  A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

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A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums.  In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit.  Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline.  The premium is intended to offset that loss in whole or in part.  Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option.  Such a transaction is called a “closing purchase transaction.” A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option.  Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund.  When an underlying security is sold from a Fund’s securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.  The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date.  When a Fund writes a put option, it will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price).  The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received.  The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.  A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value.  The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security.  In addition, a Fund will continue to receive interest or dividend income on the security.  A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities.  A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

Securities Index Options.  A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities it intends to purchase.  A Fund will only write “covered” options.  A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or sub-adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based.  A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option.  Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.” A securities index fluctuates with changes in the market value of the securities so included.  For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100.  Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

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Options on Futures.  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts.  In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position.  Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract.  It also may purchase such put options in order to hedge a long position in the underlying futures contract.  A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts.  If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument.  The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund’s custodian and marking to market daily an amount sufficient to cover the futures contract.

Combined Positions.  A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument.  Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-The-Counter Options.  A Fund may enter into contracts to write over-the-counter options with primary dealers.  The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily.  A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price).  The formula will similarly take into account whether the option is “out-of-the-money.” If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

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Risks of Transactions in Futures Contracts and Options.

Futures

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends.  There are several risks in connection with the use by a Fund of futures contracts as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge.  The Adviser or sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund’s ability to correctly predict movements in the direction of the market.  It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund’s portfolio might decline.  If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures.  Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time.  If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated.  In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.  Further, the counterparty to a futures contract could default.

Options

A closing purchase transaction for exchange-traded options may be made only on a national securities exchange.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist.  If a Fund is unable to affect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange.  Accordingly, it may be more difficult to value such options.  In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.  The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks.  Such options and the securities used as “cover” for such options may be considered illiquid securities.

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The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index.  Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written.  In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers).  It is possible that the Fund and clients advised by the Adviser or the applicable sub-adviser may constitute such a group.  An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.  These position limits may limit the number of options that a Fund can write on a particular security.

Caps, Collars and Floors.  Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

Inverse Floaters.  Each Fund (except the Old Mutual Cash Reserves Fund) may invest in inverse floaters.  Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates.  The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security.  These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund.  If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.  In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses.  In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC.  If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps.  In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

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Interest Rate Swaps.  Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future.  Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives.  Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps.  A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  A Fund may enter into a currency swap when it has one currency and desires a different currency.  Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps.  A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, a Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default or similar event.  In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

A Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation.  In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Each of the Funds may invest in foreign securities.  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies.  Foreign issuers may also be subject to less government regulation than U.S. companies.  Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.  Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.  Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

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Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world.  With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries.  In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries.  Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Currency Transactions.  A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets.  Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.  Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date.  This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Adviser or the applicable sub-adviser may enter into settlement hedges in the normal course of managing the Fund’s foreign investments.  A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable sub-adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts.  As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative.  A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable sub-adviser in analyzing and predicting currency values.  Forward contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable sub-adviser anticipates.  For example, if a currency’s value rose at a time when the Adviser or sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency’s appreciation.  If the Adviser or a sub-adviser hedges a Fund’s currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if the Adviser or the applicable sub-adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss.  There is no assurance that the use of forward currency contracts by the Adviser or the sub-advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

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European Economic and Monetary Union. The European Union (“EU”) is an intergovernmental and supranational union of many European countries, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established, among other things, the European Economic and Monetary Union (“EMU”) which sets out different stages and commitments that member states follow, including the adoption of a single currency, the euro. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences.  In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries.  These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

American Depositary Receipts (ADRS), European Depositary Receipts (EDRS), and Global Depositary Receipts (GDRS). ADRs are securities, typically issued by a U.S. financial institution (a “Depositary”) that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the Depositary.  EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities.  GDRs, which are sometimes referred to as Continental Depositary Receipts (CDRs), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a Depositary, whereas an unsponsored facility may be established by a Depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The Depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

OTHER PERMITTED INVESTMENTS

Interfund Loans.  Each Fund may lend uninvested cash up to 15% of its net assets to other current and future Affiliated Funds and each Fund may borrow from other Affiliated Funds to the extent permitted under such Fund’s investment restrictions.  If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Fund’s total assets, such Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount.  The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to Old Mutual Funds II and Old Mutual Capital.  Borrowing creates leverage and can magnify a Fund’s losses, which risk is mitigated by limiting the amount that a Fund can borrow.  For more information about the Funds’ borrowing limitations, see number 3 of the “Investment Limitations – Non-Fundamental Restrictions” section of this SAI.

Investment Company Shares.  Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act.  Subject to certain exceptions, applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include Exchange-traded funds (“ETFs”).  An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile.  Additionally, ETFs have management fees which increase their costs.  All Funds may invest in ETFs that are registered investment companies, with the same percentage limitations as investments in other registered investment companies.

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The Funds may invest any amount, pursuant to Rule 12d1-1 under the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 under the 1940 Act.  A Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.  The fees payable by a Fund with respect to investment of its cash reserves in an affiliated or unaffiliated money market fund are included in the Acquired Fund Fees and Expenses in the Funds’ annual Fees and Expenses tables if they are at least 0.01% of the Fund’s average net assets.

Initial Public Offerings (IPOs).  Each Equity Fund may invest a portion of its assets in securities of companies offering shares in IPOs.  IPOs may have a magnified performance impact on a Fund with a small asset base.  The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns.  IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows.  Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time.  This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs.  By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain.  These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions.  They may be more dependent on key managers and third parties and may have limited product lines.

Municipal Lease Obligations.  Each Fund (except the Old Mutual Cash Reserves Fund) may invest in municipal lease obligations.  Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation.  However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Over-The-Counter Securities.  Each Fund (except the Old Mutual Cash Reserves Fund, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Dwight Intermediate Fixed Income Fund) may invest in over-the-counter stocks.  In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards.  Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Securities That Are Not Readily Marketable.  The Funds may invest up to 15% of the value of their net assets (5% for the Old Mutual Cash Reserves Fund), measured at the time of investment, in investments that are not readily marketable.  A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15%/5% limitation, the Funds may invest in restricted securities.  “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale.  Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering.  There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds.  These securities are often called “Rule 144A” securities (see discussion below).

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A Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act.  Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  The Funds may invest in Rule 144A securities that may or may not be readily marketable.  Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable.  However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security.  In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

Under the supervision of the Board, the Adviser or sub-advisers determine the liquidity of the Trust’s investments and, through reports from the Adviser or sub-advisers, the Board monitors investments in illiquid instruments.  In determining the liquidity of a Fund’s investments, the Adviser or sub-advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).  Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities.  Also, the Adviser or sub-advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid.  However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.  If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% (5% for Old Mutual Cash Reserves Fund) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Securities Lending.  A Fund may lend a portion of its total assets to broker-dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market funds.  If a Fund lends its securities, it will follow the following guidelines:

•	The borrower must provide collateral at least equal to the market value of the securities loaned;

•	The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

•	The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•	The Fund must be able to terminate the loan at any time;

•	The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

•	The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements.  When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations.  If this happens, a Fund could:

•	Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•	Experience delays in recovering its securities.

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Senior Securities.  The term “senior security,” as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made.  A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes.  Any such presumption may be rebutted by evidence.

Short Sales.

Description of Short Sales.  A security is sold short when a Fund sells a security it does not own.  To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer.  The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement.  Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.  The Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund, and Old Mutual Cash Reserves Fund will not engage in short sales.

A Fund typically sells securities short to:

•	Take advantage of an anticipated decline in prices;

•	Protect a profit in a security it already owns; and

•	With respect to the Old Mutual Analytic U.S. Long/Short Fund, better enable the sub-adviser to underweight stocks versus its benchmark, the S&P 500 Index.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  A Fund will incur transaction costs in effecting short sales.  A Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Short Sales Against the Box.  In addition, a Fund may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost.  A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales.  A Fund will not short sell a security if:

•	After giving effect to such short sale, the total market value of all securities sold short would exceed 33.3% of the value of a Fund’s net assets; or

•	With the exception of the Old Mutual U.S. Analytic Long/Short Fund, such securities would constitute more than 2% of any class of the issuer’s securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the market price of the securities sold short.  The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short.

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Stand-By Commitments.  When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations.  A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio.  A stand-by commitment is a security independent of the municipal obligation to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation.  A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.  A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Adviser or sub-adviser, as the case may be, present minimal credit risks.

When-Issued and Delayed-Delivery Securities. When-issued and delayed-delivery securities are securities subject to settlement on a future date.  For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement.  These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund’s assets.  The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes.  One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund’s commitments to purchase when-issued securities.  Only the Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Heitman REIT Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund are permitted to invest in these securities.  These Funds use segregated accounts to offset leverage risk.

Other Investments.  Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

ADDITIONAL INVESTMENT INFORMATION

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth.  A higher turnover rate increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses.  A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund.  Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs.  In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains.  To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

During the fiscal years ended March 31, 2009 and March 31, 2010, respectively, the portfolio turnover rate for each of the Funds was as follows:

	Fiscal Year Ended 3/31
Equity Funds	2009	2010
Old Mutual Analytic U.S. Long/Short Fund	184.31%	199.77%
Old Mutual Barrow Hanley Value Fund	17.05%	24.80%
Old Mutual Focused Fund	309.24%	318.10%
Old Mutual Heitman REIT Fund	86.69%	182.26%
Old Mutual Large Cap Growth Fund	160.62%	99.02%
Old Mutual Strategic Small Company Fund	289.91%	171.87%
Old Mutual TS&W Mid-Cap Value Fund	163.38%	125.29%
Old Mutual TS&W Small Cap Value Fund	139.92%	83.31%

Fixed Income Funds
Old Mutual Barrow Hanley Core Bond Fund	201.34%	114.66%
Old Mutual Cash Reserves Fund	N/A	N/A
Old Mutual Dwight High Yield Fund	74.19%	292.11%
Old Mutual Dwight Intermediate Fixed Income Fund	214.25%	456.70%
Old Mutual Dwight Short Term Fixed Income Fund	262.55%	186.26%

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The portfolio turnover rate for the Old Mutual Barrow Hanley Value Fund increased from 17.05% to 24.80% for the fiscal years ended March 31, 200 9 and March 31, 20 10 , respectively.   The slight increase in turnover was due to an increase in Fund redemptions during the period.     However, t he Fund’s historical annualized turnover rate is 20% to 25% on average ; thus, the turnover rate for both years was in-line with the Fund’s historical turnover rate.   The portfolio turnover rate for the Old Mutual Focused Fund increased from 309.24% to 318.10% for the fiscal years ended March 31, 2009 and March 31, 2010, respectively.  The portfolio turnover rate presented for the Old Mutual Focused Fund for 2009 is primarily due to the reorganization of the Old Mutual Large Cap Fund into the Focused Fund in April, 2008.  The portfolio turnover rate presented for the Focused Fund for 2010 includes the impact of securities trades made by the Focused Fund as a result of absorbing the assets of the Old Mutual Growth and the Old Mutual Columbus Circle Technology and Communications Funds in reorganizations completed after the close of business on December 4, 2009.  Had these transactions been excluded, the portfolio turnover rate for the fiscal year ended March 31, 2010 would have been 123.37%.   The portfolio turnover rate for the Old Mutual Heitman REIT Fund increased from   86.69% to 182.26% for the fiscal years ended March 31, 200 9 and March 31, 20 10 , respectively, primarily due to high market volatility during the fiscal year ended March 31, 20 10 , and managing the portfolio through this period.  The portfolio turnover rate for the Old Mutual Large Cap Growth Fund (formerly known as the Old Mutual Large Cap Growth Concentrated Fund until April, 2008) decreased from   160.62% to 99.02% for the fiscal years ended March 31, 200 9 and March 31, 20 10 , respectively, due to the assumption of the management of all of the assets of the Fund by a single sub-adviser in August 2009.   The portfolio turnover rate for the Old Mutual Strategic Small Company Fund de creased from   289.91% to 171.87% for the fiscal years ended March 31, 200 9 and March 31, 20 10 , respectively, primarily due to the completion of the reorganization of the Old Mutual Developing Growth Fund into the Fund in March, 2009.  The portfolio turnover rate for the Old Mutual TS&W Mid-Cap Value Fund decreased from 163.38% to 125.29% for the fiscal years ended March 31, 200 9 and March 31, 20 10 , respectively, primarily due to the completion of the reorganization of the Old Mutual Mid-Cap Fund into the Fund in March, 2009.  The portfolio turnover rate for the Old Mutual TS&W Small Cap Value Fund de creased from 139.92% to 83.31% for the fiscal years ended March 31, 200 9 and March 31, 20 10 , respectively, primarily due to the completion of the reorganization of the Old Mutual Small Cap Fund into the Fund in March, 2009.   The portfolio turnover rate for the Old Mutual Core Bond Fund decreased from 201.34% to 114.66% for the fiscal years ended March 2009 and 2010, respectively.  The Fund’s turnover rate can vary from year to year based on several factors: change in strategy and tactics, overall market liquidity, and significant cash flows in and out of the Fund.  The most significant reason for the lower turnover rate in fiscal year 2010 compared to fiscal year 2009 was the pattern of significant cash flows in fiscal year 2009.  Fiscal year 2009 started in the first quarter with a 33% net cash inflow to the Fund, only to have that reverse in the third quarter with a 27% net cash outflow.  While the net cash flow almost offset, the timing of buying and then selling added significantly to turnover rate for fiscal year 2009.  This was not the case in fiscal year 2010.  Also, as the bond market began to recover from the financial crisis of 2008, there was a large demand for refinancing and the new issue market saw record issuance in fiscal year 2009.  These new issues came at very large concessions and the sub-adviser took tactical advantage of this opportunity.  Consequently, trading was higher than normal in fiscal year 2009.  As the markets normalized, issuance slowed and volatility fell in fiscal year 2010.  Consequently, the Core Bond Fund’s turnover rate slowed as tactical trade opportunities grew less attractive.   The portfolio turnover rate for the Old Mutual Dwight High Yield Fund increased from 74.19% to 292.11% for the fiscal years ended March 31, 200 9 and March 31, 20 10 , respectively, due to the increase in market liquidity that began in the fourth quarter of 2008 and continued through the first quarter of 2010, the increased volume of new issuances, and trading activities that extended the Fund’s holdings in certain issuers to longer-dated maturities .  The portfolio turnover rate for the Old Mutual Dwight Intermediate Fixed Income Fund increased from 214.25% to 456.70% for the fiscal years ended March 31, 200 9 and March 31, 20 10 , respectively, primarily due to the opening of credit markets and improved market liquidity during fiscal year 2010.

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PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Old Mutual Capital have adopted a Portfolio Holdings Communication Policy (the “Holdings Policy”) to safeguard Fund holdings information. Under the Holdings Policy, Fund holdings information related to each Fund, including the top holdings, will normally be made available to the general public at oldmutualfunds.com on the 15th calendar day after the end of each calendar quarter. Certain entities or individuals that provide services to the Trust or the Adviser may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”), as described below.

Beginning no later than October 7, 2010, information concerning the Old Mutual Cash Reserve Fund’s portfolio holdings as well as its dollar-weighted average portfolio maturity as of the last business day of the preceding month will be posted on the Trust’s website no later than five business days after the end of the month and remain posted on the website for six months thereafter.  In addition, by no later than December 7, 2010, the Trust will file monthly with the Securities and Exchange Commission portfolio holdings and other information about the Old Mutual Cash Reserves Fund portfolio as of the last business day of the preceding month within five business days of the end of each month.  This information will be made public 60 days following month-end.

As part of the normal investment activities of each Fund, non-public portfolio holdings information may be provided to the Trust’s service providers which have contracted to provide services to the Trust (including the Custodian, Adviser, Sub-Administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, counsel to the Trust or the independent Trustees, the Trust’s auditors, and certain others).  These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Other entities and individuals that may receive non-standard disclosure of portfolio holdings information include the Trust’s independent Trustees, in connection with their regular duties, regulatory authorities and parties to litigation.

Under the Holdings Policy, non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Old Mutual Capital, provided that the service is related to the investment advisory services that Old Mutual Capital provides to the Trust.  Such disclosure may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either Old Mutual Capital’s chief compliance officer, general counsel or chief investment officer;

•	the request must relate to an appropriate business purpose; and

•
the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Old Mutual Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

These conditions are intended to ensure that non-standard disclosure is only made when it is in the best interest of shareholders and to avoid any potential conflicts of interest. In addition, any conflicts of interest in granting a request to permit non-standard disclosure are mitigated by requiring the recipient to enter into a written confidentiality agreement prior to receipt of such information. In addition, conflicts of interest are further monitored by the fact that Old Mutual Capital regularly presents to the Trust’s Board the list of recipients of non-standard disclosure of portfolio holdings information (other than regular service providers described above).

Old Mutual Capital, its affiliates and the Trust will not knowingly or intentionally enter into any arrangements with third-parties from which they derive consideration for the disclosure of non-public holdings information. If, in the future, Old Mutual Capital or its affiliates desire to make such arrangements, the appropriate party would seek prior Board approval and such arrangements would be disclosed in this SAI.

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Listed below are the entities that currently receive non-standard disclosure of Fund holdings information. Neither the Trust, Old Mutual Capital, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

Entity Name	Frequency of Holdings Disclosure	Restrictions on Use of Holdings Information
FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed.  All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Old Mutual Fund Services	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Ibbotson Associates Advisors, LLC	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Gordon, Haskett & Co.	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Bloomberg	Top 10 fund holdings are disclosed 25 days after the end of each calendar month.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

The Bank of New York Mellon	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

RiskMetrics Group / ISS	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Standard & Poors	Full holdings are disclosed on a weekly basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

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TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT OF THE TRUST

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware.  The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust.  The Board is responsible for approving each Fund’s investment goals, policies, and investment strategies, as well as any amendments thereto recommended by the Adviser.  The Board also oversees the operation of the Trust by its officers and various service providers as they affect a Fund, but they do not actively participate in the day-to-day operation of or decision making process related to a Fund.

The Trustees have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not reelected.  The Trustees and executive officers of the Trust and their principal occupations for the last five years or that are relevant to their duties as Trustees, are set forth below.  Each may have held other positions with the named companies during that period.  The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
L. Kent Moore Age: 54	Chairman of the Board and Trustee	Since April 19, 2010	Managing Member, Eagle River Ventures, LLC (investments) since 2003. Chairman, Foothills Energy Ventures, LLC, since 2006. Partner, WillSource Enterprise, LLC (oil and gas exploration and production), 2005 to 2006. Managing Director, High Sierra Energy, LP (holding company of natural resource related businesses), 2004 to 2005. Portfolio Manager and Vice President of Janus Capital Corp., 2000 to 2002. Senior Analyst and Portfolio Manager, Marsico Capital Management, 1997 to 1999.	22
Chairman of Board and Trustee of Old Mutual Funds I since 2004. Director of TS&W/Claymore Tax-Advantaged Balanced Fund and Old Mutual/ Claymore Long Short Fund since 2004. Trustee of Old Mutual Funds III, 2008-2009.

John R. Bartholdson Age: 66	Trustee	Since 1995	Retired. Formerly Chief Financial Officer, The Triumph Group, Inc. (manufacturing), 1992 to 2007.	22
Director of ING Clarion Real Estate Income Fund from 2004 to 2009 and ING Clarion Global Real Estate Income Fund since 2004. Trustee of Old Mutual Funds I since 2004. Trustee of Old Mutual Insurance Series Fund, 1997-2009, and Old Mutual Funds III, 2008-2009.

Robert M. Hamje Age: 68	Trustee	Since April 19, 2010	Retired. Formerly President and Chief Investment Officer, TRW Investment Management Company (investment management), 1984 – 2003.	22
Trustee of Old Mutual Funds I since 2004. Director of TS&W/Claymore Tax-Advantaged Balanced Fund and Old Mutual/ Claymore Long-Short Fund since 2004. Chairman of the Board and Trustee of Old Mutual Funds III, 2008-2009.

Jarrett B. Kling Age: 67	Trustee	Since April 19, 2010	Managing Director, ING Clarion Real Estate Securities, L.P. (investment management), 1998 – present.	22
Trustee of Old Mutual Funds I since 2004.  Trustee, Hirtle Callaghan Trust since 1995; ING Clarion Real Estate Income Fund from 2004 to 2009 ; ING Clarion Global Real Estate Income Fund since 2004 ; and ING Clarion since 1998.  Trustee of Old Mutual Funds III, 2008-2009.

*	Trustee of the Trust until such time as his or her successor is duly elected and appointed.

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Interested Trustee and Advisory Trustee

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Thomas M. Turpin ** Age: 49	Interested Trustee	Since 2007	Chief Executive Officer, June 2008 to present, and Chief Operating Officer, 2002 to September 2006, Old Mutual Asset Management. Chief Executive Officer, October 2008 to present, Interim Chief Executive Officer, April 2008 to October 2008, and Chief Operating Officer October 2006 to April 2008, Old Mutual US Holdings, Inc.	15	Old Mutual Funds III, 2008 – 2009, and Old Mutual Insurance Series Fund, 2007 – 2009.
Walter W. Driver, Jr.*** Age: 65	Advisory Trustee	Since 20 10	Chairman – Southeast, Goldman Sachs & Co., 2006 – present. Chairman, King & Spalding LLP (law firm), 1970 – 2006.	22	Total Systems Services, Inc., Equifax, Inc., Old Mutual Funds I (Advisory Trustee) , since 2007 , Old Mutual Funds I (Trustee), 2005 – 2006, and Old Mutual Funds III (Advisory Trustee), 2008 – 2009.

*	Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**	Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of the Adviser.

***
Mr. Driver is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, due to his employment at Goldman Sachs & Co. and the possibility that the Trust may execute trades with Goldman Sachs & Co. acting as principal.  As an Advisory Trustee, Mr. Driver has no voting rights.

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BOARD STRUCTURE

There are currently five voting members of the Board, four of whom, including the Chairman, are not “interested persons” of the Trust, as that term is defined in the 1940 Act. The Advisory Trustee attends Board meetings at the invitation of the Board, but does not vote on any matter considered by the Board and does not serve on any Committee.  The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Adviser, officers and attorneys for the Trust, and other Trustees generally between meetings.

The Board holds at least four regular in-person meetings each year.  The Board schedules additional meetings, either in-person or via telephone conference call, as needed.  The independent Trustees also meet outside of the presence of management during Board meetings and may meet outside of the presence of management at times when a meeting of the Board is not scheduled.  The independent Trustees are advised by “independent legal counsel” as that term is defined in the 1940 Act.  The Board has designated two standing committees, as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters for which it is responsible, and it allocates areas of responsibility among committees and the full Board in a manner that it believes enhances effective oversight.  The Board considers leadership by an Independent Trustee as Chairman to promote effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Trust’s shareholders. However, the Board also believes that having an interested person serve on the Board provides the Board the Adviser’s perspective in managing and sponsoring the Funds which is, in the Board’s view, a critical element in its decision-making process.

BOARD COMMITTEES

The Board has two standing committees, an Audit Committee and a Governance and Nominating Committee (“Nominating Committee”).  Currently, the members of the Audit Committee are John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore.  The members of the Nominating Committee are John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore.

Audit Committee

The Audit Committee, among other things, oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results.  As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval by the Board and evaluates the independent audit firm’s performance, costs, and financial stability.  During the Trust’s fiscal year ended March 31, 2010, the Audit Committee held 4 meetings.

Governance and Nominating Committee

The Nominating Committee selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1 (a) (6) under the 1940 Act , to provide the disinterested Trustees with legal advice, as needed. The Nominating Committee shall consider nominees recommended in writing by shareholders (other than shareholders who recommend themselves) to serve as Trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names, has been a shareholder for at least one year, and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Nominating Committee shall evaluate nominees recommended by shareholders to serve as Trustees in the same manner as they evaluate nominees identified by the Committee.  During the Trust’s fiscal year ended March 31, 2010, the Nominating Committee held 4 meetings.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Funds II, 4643 South Ulster Drive, Suite 700, Denver, Colorado 80237, Attention: Secretary of Old Mutual Funds II. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

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TRUSTEE QUALIFICATIONS

The   Nominating Committee charter (the “Committee Charter”) describes certain desired qualities that the Committee believes are necessary and desirable for potential Independent Trustee candidates to possess. The Board believes that each Trustee possessed at the time he or she was initially elected or appointed a Trustee, and continues to possess, the desired qualities described in the Committee Charter.

The Board believes that, collectively, the Trustees and Advisory Trustee have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders.  Among the attributes common to all Trustees and the Advisory Trustee are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with one another, the Trust's investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees and Advisory Trustee.

The Board believes that individually, each Trustee and Advisory Trustee has considerable business and/or investment management experience through their primary occupations, serving on board(s) of investment companies or operating companies, or both.  Information about the specific business experience of each Trustee, which in each case contributed to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the Trust, is provided in the table above.

References to the qualifications, attributes and skills of the Trustees and Advisory Trustee are pursuant to requirements of the SEC , do not constitute holding out of the Board, any Trustee or the Advisory Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Advisory Trustee by reason thereof.

RISK OVERSIGHT

The Board oversees risks to the Funds.  Among other things, the Board, either directly or through its Committees, monitors investment risk, compliance risk, and enterprise risk.  The Board relies on the Trusts’ Chief Compliance Officer to provide an assessment of broad risks to the Funds as necessary, but no less frequently than quarterly.  Any material risks are discussed as they arise, including between Board meetings when appropriate.  The Chief Compliance Officer’s assessments are provided in written reports provided to all Board members, as well as orally at Board meetings.  The Board periodically meets with investment management teams to review investment techniques and processes designed to manage investment risk (e.g., credit risk, liquidity risk, and market risk), and monitors investment risk through the receipt of reports relating to the Funds’ performance. The Board has adopted and periodically reviews compliance policies and procedures that are designed to address certain risks applicable to the Funds. The Board periodically receives reports prepared by the internal audit department of the Adviser’s parent company, which assess non-investment related risks related to the operations of the Adviser and the Distributor.  Although the Board believes that its risk oversight procedures are reasonable in relation to the number, size and complexity of the Funds, there is no assurance that the Board’s risk oversight structure will prevent or mitigate all risks and certain risks, such as investment risk, are inherent to the business of investing.

In addition, the Trust’s Senior Vice President reports directly and exclusively to the Board as necessary, but no less frequently than quarterly.  The Senior Vice President reports on matters relating to the Trust’s, the Adviser’s, and the Sub-Adviser’s compliance with federal and state securities laws, actual or potential conflicts of interest, fiduciary duties, and compliance policies and procedures.  In addition, the Senior Vice President reports to the Board on an annual basis regarding the reasonableness of the investment advisory fees paid by certain Funds to the Adviser and the Sub-Adviser.

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BENEFICIAL OWNERSHIP OF SECURITIES

The tables below provide the dollar range of shares owned by each Trustee in the Trust and Old Mutual Complex in the aggregate, as of December 31, 2009.  The Old Mutual Complex includes the Trust and Old Mutual Funds I (“OMF I”) .

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Old Mutual Fund Family Complex Overseen by Trustee
L. Kent Moore	None	Over $100,000
John R. Bartholdson
Old Mutual Analytic U.S. Long/Short Fund:  $10,001 - $50,000
Old Mutual Focused Fund: $ 10,001 - $50,000
Old Mutual Large Cap Growth Fund:  $10,001 - $50,000
Old Mutual Strategic Small Company Fund:  $1 - $10,000
Over $100,000
Robert M. Hamje	None	$50,001 - $100,000
Jarrett B. Kling	None	$10,001 - $50,000

Interested Trustee and Advisory Trustee

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Old Mutual Fund Family Complex Overseen by Trustee
Thomas M. Turpin	Old Mutual Barrow Hanley Value Fund: Over $100,000 Old Mutual TS&W Small Cap Value Fund: $10,001 - $50,000	Over $100,000
Walter W. Driver, Jr.	None	$10,001 - $50,000

None of the Trustees owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2009.

TRUSTEE COMPENSATION

Each Independent Trustee receives a yearly retainer.  The Trust currently pays each Independent Trustee and the Advisory Trustee a combined yearly retainer for service on the Trust and OMF I, of $75,000 plus travel and out-of-pocket expenses incurred by the Trustees and Advisory Trustee in attending Board meetings.  The Chairman of the Boards of the Trust and OMF I receives a combined premium for both trusts of $37,500 and the Chairman of the Audit Committee receives a combined premium for both trusts of $10,000.  Annual Board fees may be reviewed periodically and changed by the Board.  The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

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Each Trustee of the Trust received the following compensation during the Funds’ fiscal year ended March 31, 2010:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation from Trust and Trust Complex Paid to Trustees**
L. Kent Moore, Trustee	$0	N/A	N/A	$123,375 for services on two Boards
John R. Bartholdson, Trustee	$47,000	N/A	N/A	$144,750 for services on three Boards
Robert M. Hamje, Trustee	$0	N/A	N/A	$110,250 for services on two Boards
Jarrett Kling, Trustee	$0	N/A	N/A	$91,500 for services on two Boards
Thomas M. Turpin, Trustee***	N/A	N/A	N/A	N/A
Walter W. Driver, Jr., Advisory Trustee	$0	N/A	N/A	$88,500 for services on two Boards

*	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

**
Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Trust Complex.  During the Trust’s fiscal year ended March 31, 2010, each of the Trustees also served as trustees for the Old Mutual Funds III, a separate trust whose funds were liquidated on December 5, 2009.

***	Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

CODE OF ETHICS

The Trust, Adviser, Sub-Adviser s , and Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds.  The codes of ethics allow trades to be made in securities that may be held by the Funds.  However, they prohibit a person from taking advantage of trades of shares of a Fund or from acting on inside information.  In addition, the Board reviews and approves the codes of ethics of the Trust, Adviser, Sub-Adviser s , and Distributor and any material amendments thereto.  The Board also reviews annual reports on issues raised under the Trust’s, Adviser’s, Sub-Advisers ’ , and Distributor’s codes of ethics during the previous year.

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OFFICERS

The officers of the Trust receive no direct compensation from the Trust or the Funds for their services as officers.

Name and Age*	Position Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Julian F. Sluyters (Age: 50 )	President and Principal Executive Officer	Since 2006
Chief Executive Officer, June 2008 – present, President, October 2006 – present, and Chief Operating Officer, October 2006 – June 2008, Old Mutual Capital, Inc. President, Chief Financial Officer and Treasurer, Old Mutual Fund Services, October 2006 – present.  President, November 2008 – present, Old Mutual Investment Partners. President and Chief Executive Officer, Scudder family of funds, 2004 - December 2005.

Robert T. Kelly (Age: 40)	Treasurer and Principal Financial Officer	Since 2006
Vice President, June 2007 – present, Old Mutual Capital, Inc. and Vice President, October 2006 – present, Old Mutual Fund Services. Vice President of Portfolio Accounting, Founders Asset Management LLC, 2000 - February 2006.

Andra C. Ozols (Age: 49)	Vice President and Secretary	Since 2005
Chief Administrative Officer, September 200 8 – present, Senior Vice President, Secretary, and General Counsel, July 2005 – present, Old Mutual Capital, Inc. , Old Mutual Investment Partners , and Old Mutual Fund Services.  Executive Vice President,  2004 - 2005, General Counsel and Secretary, 2002 - 2005, and Vice President, 2002 - 2004, ICON Advisors, Inc. Director of ICON Management & Research Corporation, 2003 - 2005. Executive Vice President,  2004 - 2005, General Counsel and Secretary,  2002 - 2005, and Vice President,  2002 - 2004, ICON Distributors, Inc. Executive Vice President and Secretary, ICON Insurance Agency, Inc., 2004 - 2005.

Edward J. Veilleux (Age: 66)	Senior Vice President	Since 2005. Employed for an initial term of three years and thereafter for successive one year terms unless terminated prior to the end of the then current term.
President EJV Financial Services, LLC (mutual fund consulting company), since May 2002. Officer of various investment companies for which EJV Financial Services provides consulting and compliance services.

Kathryn A. Burns (Age: 33)	Vice President, Chief Compliance Officer and Assistant Treasurer	Chief Compliance Officer since March 2010; Assistant Treasurer since 2006
Chief Compliance Officer, March 2010 – present, Vice President, January 2010 – present, Regulatory Reporting Manager,  August 2006 – present, and Assistant Vice President, January 2009 – January 2010, Old Mutual Fund Services.  Chief Compliance Officer, March 2010 – present and Vice President, January 2010 – present, Old Mutual Capital, Inc.  Manager, 2004 - July 2006, PricewaterhouseCoopers LLP.

Kathryn L. Santoro (Age: 36)	Vice President and Assistant Secretary	Since 2007	Vice President and Associate General Counsel, January 2009 – present, and Associate Counsel, November 2005 – January 2009, Old Mutual Capital, Inc. Associate Attorney, Hall & Evans, LLC, 2004 - 2005.

*	The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

**	Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

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THE INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

The Adviser

The Board has approved Old Mutual Capital   , to serve as the investment adviser to each Fund.  The Adviser is an indirect, wholly-owned subsidiary of Old Mutual plc (“Old Mutual”).  Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance.  Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.  In addition to advising the Funds, the Adviser provides advisory services to Old Mutual Funds I and Old Mutual Global Funds .  The principal business address of the Adviser is 4643 S. Ulster Street, Suite 700, Denver, Colorado 80237.

In addition to providing advisory services to the Trust, the Adviser provides administrative services to the Trust (please refer to “The Administrator and Sub-Administrator” section of this SAI for more detail on administrative services). Old Mutual Investment Partners (“Distributor”), the Trust’s Distributor, is also an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Adviser’s direct parent, Old Mutual (US) Holdings Inc. (please refer to “The Distributor” section of this SAI for more detail on Old Mutual Investment Partners).  Old Mutual Investment Partners also serves as distributor to Old Mutual Funds I.

The Management Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Funds in accordance with each Fund’s investment objectives, policies and limitations; (ii) make asset allocation and investment decisions for the Funds; and (iii) place orders to purchase and sell securities for the Funds, subject to the supervision of the Board.  The Management Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust.  The Agreements provide that the Adviser is not responsible for other expenses of operating the Trust.  In addition to these advisory services, Agreements obligate Old Mutual Capital to provide the following services: (i) compliance services designed to ensure the Trust’s compliance with applicable federal and state securities laws, rules and regulations; (ii) certain legal services, including without limitation preparing, reviewing and/or filing the Trust’s regulatory reports; and (iii) regular reporting to the Board on the activities of the Trust and the Sub-Advisers. The Management Agreement also requires Old Mutual Capital to oversee the sub-advisers employed to provide portfolio management services to the Funds, including: overseeing the investment decisions of each sub-adviser and conducting ongoing performance reviews and reviewing and monitoring the portfolio trading by each sub-adviser, including without limitation, trade allocation policies and procedures, best execution and the use of soft dollars.  The Management Agreement provides certain limitations on the Adviser’s liability, but also provides that the Adviser shall not be protected against any liability to the Trust, its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Management Agreement also includes an obligation that the Adviser perform the administrative services that were previously provided to the Funds by Old Mutual Fund Services under an administrative services agreement.  These administrative services include: (i) overseeing the administration of the Trust’s, and each Fund’s, business and affairs; (ii) assisting the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Trust, excluding sub-advisers; (iii) assisting in developing, reviewing, maintaining and monitoring the effectiveness of the Trust’s accounting policies and procedures; (iv) assisting in developing, implementing and monitoring the Trust’s use of automated systems for purchase, sale, redemption and transfer of Fund shares and the payment of sales charges and services fees; (v) responding to all inquiries from Fund shareholders or otherwise answer communications from Fund shareholders if such inquiries or communications are directed to the Adviser; and (vi) furnishing such information, reports, evaluations, analyses and opinions relating to its administrative services as the Board may reasonably request.

The Management Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days’ written notice to the Trust.  The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

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Under the Management Agreement, the Adviser is entitled to a management fee for providing both advisory and administrative services that is calculated daily and paid monthly at an annual rate of each Fund’s average daily net assets.  The Adviser has agreed to fee breakpoints for each of the Funds indicated, as set forth in the table below.

Fund	Management Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater
Old Mutual Analytic U.S. Long/Short Fund	0.80%	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%
Old Mutual Barrow Hanley Value Fund*	0.75%	0.73%	0.72%	0.70%	0.68%	0.67%	0.66%
Old Mutual Focused Fund	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%	0.45%
Old Mutual Heitman REIT Fund	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%
Old Mutual Large Cap Growth Fund**	0.70%	0.685%	0.675%	0.675%	0.625%	0.575%	0.525%
Old Mutual Strategic Small Company Fund	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual TS&W Small Cap Value Fund***	1.00%	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%
Old Mutual Dwight Intermediate Fixed Income Fund	0.45%	0.425%	0.40%	0.375%	0.35%	0.325%	0.30%
Old Mutual Dwight Short Term Fixed Income Fund	0.45%	0.425%	0.40%	0.375%	0.35%	0.325%	0.30%

*	Effective following the close of business on July 28, 2009, the management fee paid by the Old Mutual Barrow Hanley Value Fund was reduced from 0.85% to 0.75%.

**
Effective following the close of business on April 25, 2008, the Old Mutual Large Cap Growth Fund’s base management fee was reduced from 0.90% to 0.85%. Effective August 8, 2009, the Old Mutual Large Cap Growth Fund’s base management fee was reduced from 0.85% to 0.70%.

***	Effective following the close of business on March 27, 2009, the Old Mutual TS&W Small Cap Value Fund’s base management fee was reduced from 1.10% to 1.00%.

Fund	Management Fee Breakpoint Asset Thresholds
	$0 to less than $500 million	$500 million to less than $1 billion	$1 billion or greater
Old Mutual TS&W Mid-Cap Value Fund	0.95%	0.90%	0.85%
Old Mutual Barrow Hanley Core Bond Fund	0.60%	0.575%	0.55%
Old Mutual Dwight High Yield Fund	0.70%	0.675%	0.65%

Fund	Management Fee (no breakpoints)
Old Mutual Cash Reserves Fund*	0.18%

*	Effective following the close of business on March 12, 2010, the Old Mutual Cash Reserves Fund’s base management fee was reduced from 0.40% to 0.18%.

In June 2004, the Trust’s former adviser reached settlement agreements regarding market timing and selective disclosure actions filed by the SEC and New York Attorney General (“NYAG”).  Pursuant to these settlement agreements, the former adviser agreed to adopt additional compliance policies and procedures and meet certain corporate governance obligations (“Compliance Undertakings”).   Many of the Compliance Undertakings are more extensive than that required by current regulations, and include:  holding periodic meetings of Fund shareholders to elect directors; maintaining a Code of Ethics Oversight Committee and an Internal Compliance Controls Committee; establishing a corporate ombudsman to whom employees may communicate concerns about business matters; undergoing periodic, third-party compliance reviews; not providing advisory services to the Funds unless the Trust maintains an independent Chairman of the Board who has no impermissible relationships (as defined in the NYAG settlement agreement) and at least 75% of the Board members are independent; allowing a senior officer of the Trust to assist the Board in establishing a process to ensure that proposed management fees are reasonable and negotiated at “arms-length”; publicly disclosing a summary of the senior officer’s evaluation and the opinions or conclusions of the Board with respect thereto; disclosing additional fee information in prospectuses and periodic account statements; and maintaining a fee/cost calculator on the Trust’s website. Because these Compliance Undertakings were intended to provide additional protection to the Funds and their shareholders, the Adviser entered into a contractual arrangement with the Trust pursuant to which the Adviser agreed to assume all such Compliance Undertakings.

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The NYAG settlement stipulates that if the Compliance Undertakings required by the NYAG settlement are not met, then the former adviser shall promptly terminate its management of the Funds.  Pursuant to the Adviser’s contractual agreement to assume the Compliance Undertakings, this stipulation may also apply to the Adviser if it fails to meet the Compliance Undertakings.  In this event, the Board may be required to seek new management for the Funds or to consider other alternatives.

The Adviser has contractually agreed to waive class level expenses and fund level expenses to the extent necessary to limit the total annual operating expenses (exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, dividends and interest on short sales, and other extraordinary expenses) to a specified percentage of each Fund’s average daily net assets.  The contractual expense limitation agreement continues through July 31, 2013 for the Old Mutual Focused Fund and through December 31, 2011 for all other Funds (the “Expense Limitation Agreement”).  Under the Expense Limitation Agreement, waivers and assumption of expenses by the Adviser may be discontinued at any time after July 31, 2013 for the Old Mutual Focused Fund and after December 31, 2011 for all other Funds.

The Adviser also contractually agreed to limit the operating expenses of the Funds (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00%, 3.75%, 2.75% and 2.75% for Class A, Class C, Class Z and Institutional Class shares, respectively, effective August 1, 2013 for the Old Mutual Focused Fund and effective January 1, 2012 for all other Funds, through December 31, 2020, and from year to year thereafter unless terminated by the Adviser by giving 30 days’ advance written notice of termination to the Board (the “Extended Expense Limitation Agreement”).

The Adviser voluntarily agreed to reimburse expenses to the extent necessary to assist the Old Mutual Cash Reserves Fund in maintaining a minimum yield of 0.00% for each of the Old Mutual Cash Reserve s Fund’s share classes.  There is no guarantee that the Old Mutual Cash Reserves Fund will maintain this yield.  The Adviser’s agreement to reimburse expenses to maintain this yield is voluntary and may be modified or discontinued by the Adviser at any time.

Certain sub-advisers have agreed to share the costs of the Expense Limitation Agreements with the Adviser, as set forth in the “The Sub-Advisers” section below.

Fund	Class A Expense Limitation	Class C Expense Limitation	Class Z Expense Limitation	Institutional Class Expense Limitation
Old Mutual Analytic U.S. Long/Short Fund	1.35%	N/A	1.10%	0.90%
Old Mutual Barrow Hanley Value Fund	1.20%	N/A	0.95%	0.85%
Old Mutual Focused Fund	1.20%	N/A	0.95%	0.80%
Old Mutual Heitman REIT Fund	1.50%	N/A	1.25%	0.95%
Old Mutual Large Cap Growth Fund	1.25%	N/A	1.00%	0.90%
Old Mutual Strategic Small Company Fund	1.55%	N/A	1.30%	1.05%
Old Mutual TS&W Mid-Cap Value Fund	1.40%	N/A	1.12%	1.00%
Old Mutual TS&W Small Cap Value Fund	1.50%	N/A	1.25%	1.10%
Old Mutual Cash Reserves Fund	0.55%	N/A	0.30%	0.20%
Old Mutual Dwight Intermediate Fixed Income Fund	0.83%	1.58%	0.58%	0.50%
Old Mutual Dwight Short Term Fixed Income Fund	0.95%	1.45%	0.70%	0.55%
Old Mutual Barrow Hanley Core Bond Fund*	N/A*	N/A*	N/A*	0.70%
Old Mutual Dwight High Yield Fund*	N/A*	N/A*	N/A*	0.80%

* These Funds offer only Institutional Class shares.

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A Fund may reimburse the Adviser for fees waived or expenses paid pursuant to the expense limitation agreements.  Pursuant to the Amended and Restated Expense Limitation Agreement, dated December 21, 2006, as amended, reimbursement of fees waived or expenses paid may be made no longer than three fiscal years after the fiscal year in which the fees were waived or the expenses paid, and when:  (i) the Fund’s assets exceed $75 million; (ii) the Fund’s total annual expense ratio is less than the expense limitations set forth above (excluding certain other expenses as set forth above); and (iii) the payment of such reimbursement is approved by the Board.  Pursuant to the Expense Limitation Agreement s and the Extended Expense Limitation Agreement, the Adviser is entitled to reimbursement from a Fund of any fees waived or expenses reimbursed if such reimbursement does not cause the operating expenses of a Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the fees were waived or expenses were reimbursed .

For the fiscal years and periods ended March 31, 2008, 2009 and 2010, each of the Funds listed below paid the following management fees and the Adviser waived/(recouped) the following net fees and expenses:

	Management Fees Paid			Net Fees Waived/(Recouped)
FUND	2008	2009	2010	2008	2009	2010
Old Mutual Analytic U.S. Long/Short Fund	$1,250,672	$1,484,231	$1,391,508	$610,786	$(60,779)	$(20,960)
Old Mutual Barrow Hanley Value Fund	$1,102,760	$1,114,749	$1,099,582	$379,014	$200,201	$104,096
Old Mutual Focused Fund*^	$254,081	$589,040	$1,885,851	$134,413	$304,025	$1,006,683
Old Mutual Heitman REIT Fund	$1,094,196	$629,136	$427,729	$176,118	$203,280	$51,031
Old Mutual Large Cap Growth Fund^#	$1,004,926	$1,079,159	$1,401,345	$534,597	$512,432	$556,193
Old Mutual Strategic Small Company Fund#	$317,399	$214,395	$1,021,257	$198,557	$213,083	$421,937
Old Mutual TS&W Mid-Cap Value Fund#	$223,399	$580,594	$1,979,049	$70,147	$177,806	$299,914
Old Mutual TS&W Small Cap Value Fund#	$653,403	$488,753	$994,229	$150,366	$120,600	$44,407
Old Mutual Barrow Hanley Core Bond Fund	$96,524	$327,738	$311,887	$40,463	$29,063	$43,795
Old Mutual Cash Reserves Fund	$144,476	$151,765	$123,226	$129,976	$223,848	$307,761
Old Mutual Dwight High Yield Fund	$16,333	$77,580	$88,308	$24,513	$27,554	$30,131
Old Mutual Dwight Intermediate Fixed Income Fund	$147,143	$287,990	$475,874	$129,686	$229,141	$193,865
Old Mutual Dwight Short Term Fixed Income Fund	$791,492	$714,777	$925,535	$362,944	$64,212	$(76,450)

^
Effective following the close of business on April 25, 2008, the Old Mutual Large Cap Fund was reorganized into the Old Mutual Focused Fund and the Old Mutual Large Cap Growth Fund was reorganized into the Old Mutual Large Cap Growth Concentrated Fund.  Effective April 29, 2008, the Old Mutual Large Cap Growth Concentrated Fund was renamed “Old Mutual Large Cap Growth Fund.”

*
Effective following the close of business on December 4, 2009, the Old Mutual Columbus Circle Technology and Communications Fund and the Old Mutual Growth Fund were reorganized into the Old Mutual Focused Fund.

#
Effective following the close of business on March 27, 2009, the Old Mutual Developing Growth Fund was reorganized into the Old Mutual Strategic Small Company Fund, the Old Mutual Mid-Cap Fund was reorganized into the Old Mutual TS&W Mid-Cap Value Fund, the Old Mutual Select Growth Fund was reorganized into the Old Mutual Large Cap Growth Fund, and the Old Mutual Small Cap Fund was reorganized into the Old Mutual TS&W Small Cap Value Fund.

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The Sub-Advisers

The Adviser appointed, and the Board approved, the following Sub-Advisers to provide sub-advisory or co-sub-advisory services to the Funds pursuant to sub-advisory agreements between the Adviser and each Sub-Adviser (“Sub-Advisory Agreements”):

SUB-ADVISER	EFFECTIVE DATE	FUNDS
Analytic Investors, LLC	January 1, 2006*	Old Mutual Analytic U.S. Long/Short Fund
Ashfield Capital Partners, LLC	February 10, 2007	Old Mutual Large Cap Growth Fund
	February 28, 2009	Old Mutual Strategic Small Company Fund
Barrow, Hanley, Mewhinney & Strauss, LLC	January 1, 2006	Old Mutual Barrow Hanley Value Fund
	November 19, 2007	Old Mutual Barrow Hanley Core Bond Fund

Copper Rock Capital Partners, LLC	January 1, 2006	Old Mutual Strategic Small Company Fund
Dwight Asset Management Company LLC	January 1, 2006*	Old Mutual Dwight Intermediate Fixed Income Fund
	January 1, 2006*	Old Mutual Dwight Short Term Fixed Income Fund
	November 19, 2007	Old Mutual Dwight High Yield Fund
	March 12, 2010	Old Mutual Cash Reserves Fund
Eagle Asset Management, Inc.	January 1, 2006	Old Mutual Strategic Small Company Fund
Heitman Real Estate Securities LLC	January 1, 2006*	Old Mutual Heitman REIT Fund
Thompson , Siegel & Walmsley LLC	June 4, 2007	Old Mutual TS&W Mid-Cap Value Fund
	January 1, 2006*	Old Mutual TS&W Small Cap Value Fund

*
The Sub-Adviser provided investment advisory services to the Fund prior to January 1, 2006 pursuant to a sub-advisory agreement between the Trust, the Funds’ former investment adviser, and the Sub-Adviser.

The following Sub-Advisers are affiliates of the Adviser and indirect subsidiaries of Old Mutual:  Analytic Investors, LLC (“Analytic”); Ashfield; Barrow Hanley Mewhinney & Strauss, LLC (“Barrow Hanley”); Copper Rock Capital Partners, LLC (“Copper Rock”); Dwight Asset Management Company LLC (“Dwight”); Heitman Real Estate Securities LLC (“Heitman”); and Thompson, Siegel & Walmsley LLC (“TS&W”).

The Sub-Advisory Agreements obligate each Sub-Adviser to: (i) manage the investment operations of and the composition of each of the Fund’s investment portfolios, including the purchase, retention and disposition thereof in accordance with each Fund’s investment objectives, policies and limitations; (ii) provide supervision of each Fund’s investments and determine from time to time what investments and securities will be purchased, retained or sold by each Fund and what portion of the assets will be invested or held uninvested in cash in accordance with each Fund’s investment objectives, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s registration statement and Prospectus or as the Board or the Adviser may direct from time to time, in conformity with Federal securities laws; (iv) act in conformity with the Prospectus and the instructions of the Adviser and the Board and comply with the requirements of the 1940 Act and applicable law.  The Sub-Advisory Agreements provide certain limitations on each Sub-Adviser’s liability, but also provides that each Sub-Adviser shall not be protected against any liability to the Funds or their shareholders by reason of such Sub-Adviser’s willful misfeasance, bad faith or gross negligence the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreements also include the following obligations: (i) make portfolio managers or other personnel available to discuss the affairs of the Funds with the Board; (ii) assist in the fair valuation of securities; (iii) provide compliance reports to the Adviser and/or the Trust; (iv) vote proxies received in accordance with applicable proxy voting policies; (v) adopt a code of ethics and provide a copy to the Trust; (vi) review draft reports to shareholders and other documents and provide comments on a timely basis; and (vii) perform other duties in connection with its sub-advisory activities.  The Sub-Advisory Agreements also prohibit the Sub-Advisers from consulting with (i) other sub-advisers to the Fund, (ii) other sub-advisers to a Trust fund, and (iii) other sub-advisers to a fund under common control with the Fund.

The Sub-Advisory Agreements may be terminated: (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees or by the vote of a majority of the outstanding voting securities of the Trust; (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties.  Each Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

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Pursuant to the Sub-Advisory Agreements, each Sub-Adviser is entitled to receive from Old Mutual Capital a sub-advisory fee, based on average daily net assets of the Fund or Funds sub-advised by the Sub-Adviser, at the rates set forth in the following table.

Fund	Sub-Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater
Old Mutual Analytic U.S. Long/Short Fund	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%	0.15%
Old Mutual Barrow Hanley Value Fund*	0.40%	0.38%	0.37%	0.35%	0.33%	0.32%	0.31%
Old Mutual Heitman REIT Fund	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
Old Mutual Large Cap Growth Fund^	0.35%	0.335%	0.325%	0.325%	0.275%	0.225%	0.175%
Old Mutual Strategic Small Company Fund	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%
Old Mutual TS&W Small Cap Value Fund^	0.70%	0.65%	0.60%	0.55%	0.50%	0.45%	0.40%
Old Mutual Dwight Short Term Fixed Income Fund	0.20%	0.175%	0.15%	0.125%	0.10%	0.075%	0.05%

*	Effective following the close of business on July 28, 2009, the base sub-advisory fee for the Old Mutual Barrow Hanley Value Fund was reduced from 0.50% to 0.40%.

^
Effective following the close of business on March 27, 2009, the base sub-advisory fee for the Old Mutual Large Cap Growth Fund was reduced from 0.50% to 0.475% and the base sub-advisory fee for the Old Mutual TS&W Small Cap Value Fund was reduced from 0.75% to 0.70%.  Effective August 8, 2009 the base sub-advisory fee for the Old Mutual Large Cap Growth Fund was reduced from 0.475% to 0.35%.

Fund	Sub-Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $500 million	$500 million to less than $1 billion	$1 billion or greater
Old Mutual TS&W Mid-Cap Value Fund	0.50%	0.47%	0.45%
Old Mutual Barrow Hanley Core Bond Fund	0.25%	0.24%	0.229%
Old Mutual Dwight High Yield Fund	0.35%	0.338%	0.325%

Fund	Sub-Advisory Fee (no breakpoints)
Old Mutual Cash Reserves Fund**	0.09%
Old Mutual Dwight Intermediate Fixed Income Fund	0.15%

**	Effective following the close of business on March 12, 2010, the base sub-advisory fee for the Old Mutual Cash Reserves Fund was reduced from 0.10% to 0.09%.

For each Fund, except the Old Mutual Dwight Intermediate Fixed Income Fund, the actual fees paid to a Sub-Adviser by the Adviser will be reduced by 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of each Fund.  The Adviser is responsible for 100% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid for the Old Mutual Dwight Intermediate Fixed Income Fund.

Portfolio Managers

Additional information about the portfolio managers’ investments in the Fund or Funds they manage, a description of their compensation structure, information regarding other accounts that they manage and additional information about conflicts of interest can be found in Exhibit C to this SAI.

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The Distributor

Old Mutual Investment Partners and the Trust are parties to a distribution agreement dated July 16, 2004, as amended (the “Distribution Agreement”), pursuant to which the Distributor serves as principal underwriter for the Trust.  The Distributor is a wholly-owned subsidiary of the Adviser.  Prior to July 16, 2004, the Distributor was named PBHG Fund Distributors.  The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans for the Trust’s Class A and Class C shares.  The principal business address of the Distributor is 200 Clarendon Street, 53rd Floor, Boston, MA  02116.  The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually.  The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days’ written notice by either party or upon assignment by the Distributor.

The Distributor shall prepare and deliver written reports to the Board of the Trust on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Class A and Class C Shares

The Trust has adopted a Distribution Plan for Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares to directly and indirectly bear certain expenses relating to the distribution of such shares.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust shall pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of the Class A and Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of the Class A and Class C shares, as set forth in the then current prospectus or this SAI with respect to the Class A and Class C shares and interest and other financing costs.  The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time.  Currently, no Fund is paying fees pursuant to the Class A Distribution Plan.

The Trust has also adopted Service Plans to enable the Class A and Class C shares to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares.  The Class A and Class C Service Plan on behalf of the Old Mutual TS&W Mid-Cap Value Fund and the Old Mutual Cash Reserves Fund was adopted pursuant to Rule 12b-1.

Pursuant to the Service Plans for Class A and Class C, the Trust shall pay the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of each of the Class A and Class C shares.  The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time.  The Class A and Class C Service Plans are for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers.

Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

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For the fiscal year ended March 31, 2010, the following amounts were paid to Service Providers pursuant to the Service Plans for Class A and Class C shares and the Distribution Plan for Class C shares of each of the following Funds:

	Service Fees (000)		Distribution Fees (000)
Fund	Class A	Class C	Class C

Old Mutual Analytic U.S. Long/Short Fund	$12	$4	$11
Old Mutual Barrow Hanley Value Fund	$7	$2	$6
Old Mutual Focused Fund*#	$41	$2	$6
Old Mutual Heitman REIT Fund	$19	$1	$2
Old Mutual Large Cap Growth Fund*^	$4	$3	$8
Old Mutual Strategic Small Company Fund^	$2	$-	$-
Old Mutual TS&W Mid-Cap Value Fund^	$15	$2	$7
Old Mutual TS&W Small Cap Value Fund^	$10	$2	$7
Old Mutual Barrow Hanley Core Bond Fund**	N/A	N/A	N/A
Old Mutual Cash Reserves Fund	$3	$3	$10
Old Mutual Dwight High Yield Fund**	N/A	N/A	N/A
Old Mutual Dwight Intermediate Fixed Income Fund	$139	$59	$177
Old Mutual Dwight Short Term Fixed Income Fund	$113	$41	$85

*
Effective following the close of business on April 25, 2008, the Old Mutual Large Cap Fund was reorganized into the Old Mutual Focused Fund and the Old Mutual Large Cap Growth Fund was reorganized into the Old Mutual Large Cap Growth Concentrated Fund.  Effective April 29, 2008, the Old Mutual Large Cap Growth Concentrated Fund was renamed “Old Mutual Large Cap Growth Fund.”

#
Effective following the close of business on December 4, 2009, the Old Mutual Columbus Circle Technology and Communications Fund and the Old Mutual Growth Fund were reorganized into the Old Mutual Focused Fund.

**	The inception date for these Funds was November 19, 2007. These Funds offer only Institutional Class shares.

^
Effective following the close of business on March 27, 2009, the Old Mutual Developing Growth Fund was reorganized into the Old Mutual Strategic Small Company Fund, the Old Mutual Mid-Cap Fund was reorganized into the Old Mutual TS&W Mid-Cap Value Fund, the Old Mutual Select Growth Fund was reorganized into the Old Mutual Large Cap Growth Fund, and the Old Mutual Small Cap Fund was reorganized into the Old Mutual TS&W Small Cap Value Fund.

The following table reflects the manner in which the Distribution Plan and Service Plan payments detailed in the previous table were spent.

	Service Fees (000)		Distribution Fees (000)
Payments	Class A	Class C	Class C
Advertising	$13	$4	$11
Printing and mailing of prospectuses to other than current shareholders	$9	$3	$8
Compensation to Distributor	$-	$-	$-
Compensation to broker-dealers	$128	$42	$112
Compensation to sales personnel	$155	$51	$136
Interest, carrying, or other financing charges	$-	$-	$-
Other	$60	$19	$52

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Of the fees the Distributor received, it retained:

	Service Fees (000)		Distribution Fees (000)
Fund	Class A	Class C	Class C

Old Mutual Analytic U.S. Long/Short Fund	$1	$1	$2
Old Mutual Barrow Hanley Value Fund	$1	$1	$2
Old Mutual Focused Fund*#	$-	$1	$4
Old Mutual Heitman REIT Fund	$6	$-	$1
Old Mutual Large Cap Growth Fund*^	$-	$1	$2
Old Mutual Strategic Small Company Fund^	$ -	$ -	$-
Old Mutual TS&W Mid-Cap Value Fund^	$1	$1	$ 3
Old Mutual TS&W Small Cap Value Fund ^	$ 2	$2	$5
Old Mutual Barrow Hanley Core Bond Fund**	N/A	N/A	N/A
Old Mutual Cash Reserves Fund	$ 1	$ 1	$4
Old Mutual Dwight High Yield Fund**	N/A	N/A	N/A
Old Mutual Dwight Intermediate Fixed Income Fund	$ 12	$49	$146
Old Mutual Dwight Short Term Fixed Income Fund	$ 6	$28	$ 58

*
Effective following the close of business on April 25, 2008, the Old Mutual Large Cap Fund was reorganized into the Old Mutual Focused Fund and the Old Mutual Large Cap Growth Fund was reorganized into the Old Mutual Large Cap Growth Concentrated Fund.  Effective April 29, 2008, the Old Mutual Large Cap Growth Concentrated Fund was renamed “Old Mutual Large Cap Growth Fund.”

#
Effective following the close of business on December 4, 2009, the Old Mutual Columbus Circle Technology and Communications Fund and the Old Mutual Growth Fund were reorganized into the Old Mutual Focused Fund.

**	The inception date for these was November 19, 2007. These Funds offer only Institutional Class shares.

^
Effective following the close of business on March 27, 2009, the Old Mutual Developing Growth Fund was reorganized into the Old Mutual Strategic Small Company Fund, the Old Mutual Mid-Cap Fund was reorganized into the Old Mutual TS&W Mid-Cap Value Fund, the Old Mutual Select Growth Fund was reorganized into the Old Mutual Large Cap Growth Fund, and the Old Mutual Small Cap Fund was reorganized into the Old Mutual TS&W Small Cap Value Fund.

Class Z and Institutional Class Shares

There is no Distribution Plan in place for the Trust’s Class Z or Institutional Class shares therefore no compensation was paid to the Distributor for distribution services on behalf of those Classes for the fiscal years ended March 31, 2008, 2009 and 2010.

Except to the extent that the Adviser or Sub-Administrator may benefit through more fees received based on an increase in the net assets of the Trust, which increase in net assets may have resulted in part from the expenditures made by the Adviser and/or Distributor, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Distribution Plan or Service Plan or any other related agreement.

Payments to Intermediaries

From time to time, the Adviser, Distributor or a company under common control with these entities may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

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For the calendar year ended December 31, 2009, the Adviser, Distributor and /or companies under their common control paid each of the following intermediaries the specific amounts listed next to their names in connection with the administrative, recordkeeping support and/or marketing support services provided to the Trust’s Class Z, Class A, Class C, and Institutional Class shares:

Intermediary	Amount Paid by Distributor
Ameriprise	$116
Charles Schwab	$290,881
Citigroup Global Markets	$490
CPI	$77
E*Trade	$2,143
Fidelity Brokerage	$ 626,997
Fidelity Institutional	$ 5,936
Great West Financial Services	$35
ING Retirement	$685
JP Morgan	$50
LPL Financial	$4,628
Matrix Capital Group	$804
Merrill Lynch RG	$4,949
Mid Atlantic	$254
Nationwide	$285
New York Life	$163
Pershing	$22,851
Prudential Investments	$9,293
Prudential Retirement	$104
Raymond James	$2,828
Reliance Trust	$3
Smith Barney	$7
Standard Retirement Services	$14
T Rowe Price	$654
TD Ameritrade	$5,260
TD Ameritrade Trust Company	$1,668
Terre Haute	$275
Vanguard	$869
Wachovia	$483

For the calendar year ended December 31, 2009, the Trust paid each of the following intermediaries the specific amounts listed next to their names in connection with recordkeeping support (e.g., sub-transfer agency and other administrative services) provided to the Trust’s Class Z, Class A, Class C and Institutional Class shares:

Intermediary	Amount Paid by Trust
ACS	$1,600
ADP	$1,829
American United Life	$33,984
Ameriprise	$120
AST Trust	$856
Benefit Plan Administrators	$10
Charles Schwab	$576,747
Citigroup Global Markets	$7,511
CPI	$150
E*Trade	$36,945
Expertplan	$391
Fidelity Brokerage	$472,788
Fidelity Institutional	$44,877
Financial Data Services	$71,198
First Clearing	$3,426
Great West Financial Services	$1,164
ING Retirement	$1,992
JP Morgan	$77
Lincoln National Life	$154
LPL Financial	$8,584
Matrix Capital Group	$2,701
Merrill Lynch RG	$997
Mid Atlantic	$1,396
Morgan Stanley	$14,065
Nationwide	$4,310
New York Life	$3,447
Pershing	$73,181
Prudential Investments	$18,602
Prudential Retirement	$6,999
Raymond James	$1,499
RBC Dain Rauscher	$2,049
Reliance Trust	$1,048
Robert W. Baird	$23
Smith Barney	$3,037
Standard Retirement Services	$629
T Rowe Price	$6,540
TD Ameritrade	$105,404
TD Ameritrade Trust Company	$599
Terre Haute	$147
UBS	$20,136
Vanguard	$2,794
Wachovia	$2,683
Wells Fargo	$3,639

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Administrative Services

The Administrator

The Management Agreement provides for the Adviser to oversee the administration of the Trust’s, and each Fund’s, business and affairs.  As a result, the Adviser is responsible for providing the administrative services to the Funds.  The Adviser’s fee for providing such administrative services is included in the management fee.

The Sub-Administrator

The Adviser and The Bank of New York Mellon (“BNY Mellon”) entered into a sub-administration and accounting agreement (the “BNY Mellon Sub-Administration Agreement”), pursuant to which BNY Mellon is obligated to provide administrative assistance to the Adviser in connection with the business and affairs of the Trust.  BNY Mellon has its principal business offices at One Wall Street, New York, NY 10286.  Under the BNY Mellon Sub-Administration Agreement, the Adviser pays BNY Mellon the following fees:  annual rates, based on the Trust’s portion of the combined average daily gross assets of the Old Mutual Complex, of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion.  For funds within the Old Mutual Complex that are managed as a “fund of funds”, these fees apply only at the underlying fund level.  In addition, the Adviser pays BNY Mellon the following annual fees:  (1) $35,000 for each fund managed as a “fund of funds”; (2) $3,000 per class in excess of three classes for each Fund; and (3) the greater of 0.01925% based on the combined average daily gross assets of the Old Mutual Complex or $425,000.  Certain minimum fees apply.  The BNY Mellon Sub-Administration Agreement provides that BNY Mellon shall not be liable for any costs, damages, liabilities or claims incurred by BNY Mellon except those arising out of BNY Mellon’s or its delegee’s or agent’s (if such delegee or agent is a subsidiary of BNY Mellon) negligence or willful misconduct or BNY Mellon’s failure to act in good faith.  In no event shall BNY Mellon be liable to the Adviser or any third party for special, indirect or consequential damages.  The BNY Mellon Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty (60) days’ prior written notice to the other party.

For the fiscal years ended March 31, 2008, 2009, and 2010, the Adviser and/or Old Mutual Fund Services , a wholly-owned subsidiary of the Adviser,   paid the following sub-administration fees:

	Fees Paid			Fees Waived
FUND	20081	2009	2010	20081	2009	2010
Old Mutual Analytic U.S. Long/Short Fund	$82,371	$130,989	$194,876	$0	$0	$0
Old Mutual Barrow Hanley Core Bond Fund	$7,343	$27,135	$41,057	$0	$0	$0
Old Mutual Barrow Hanley Value Fund	$64,833	$68,473	$113,174	$0	$0	$0
Old Mutual Focused Fund*#	$17,939	$41,962	$207,951	$0	$0	$0
Old Mutual Heitman REIT Fund	$61,222	$35,448	$38,944	$0	$0	$0
Old Mutual Large Cap Growth Fund**^	$57,738	$65,158	$150,462	$0	$0	$0
Old Mutual Strategic Small Company Fund^	$18,003	$14,123	$86,635	$0	$0	$0
Old Mutual TS&W Mid-Cap Value Fund^	$9,776	$31,613	$166,217	$0	$0	$0
Old Mutual TS&W Small Cap Value Fund^	$31,530	$23,209	$79,782	$0	$0	$0
Old Mutual Cash Reserves Fund	$19,228	$21,769	$26,861	$0	$0	$0
Old Mutual Dwight High Yield Fund	$1,162	$5,536	$9,767	$0	$0	$0
Old Mutual Dwight Intermediate Fixed Income Fund	$16,908	$34,721	$85,643	$0	$0	$0
Old Mutual Dwight Short Term Fixed Income Fund	$90,227	$82,451	$165,333	$0	$0	$0

1Reflects fees paid to   the Trust’s former sub-administrator, SEI Investments Global Fund Services, which provided services to the Funds prior to the effective date of the Sub-Administrative Services Agreement, as well as fees paid to the Sub-Administrator.

*
Effective following the close of business on April 25, 2008, the Old Mutual Large Cap Fund was reorganized into the Old Mutual Focused Fund and the Old Mutual Large Cap Growth Fund was reorganized into the Old Mutual Large Cap Growth Concentrated Fund.  Effective April 29, 2008, the Old Mutual Large Cap Growth Concentrated Fund was renamed “Old Mutual Large Cap Growth Fund.”

#
Effective following the close of business on December 4, 2009, the Old Mutual Columbus Circle Technology and Communications Fund and the Old Mutual Growth Fund were reorganized into the Old Mutual Focused Fund.

^
Effective following the close of business on March 27, 2009, the Old Mutual Developing Growth Fund was reorganized into the Old Mutual Strategic Small Company Fund, the Old Mutual Mid-Cap Fund was reorganized into the Old Mutual TS&W Mid-Cap Value Fund, the Old Mutual Select Growth Fund was reorganized into the Old Mutual Large Cap Growth Fund, and the Old Mutual Small Cap Fund was reorganized into the Old Mutual TS&W Small Cap Value Fund.

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Other Service Providers

Transfer Agent and Shareholder Servicing Agents

DST Systems, Inc., P.O. Box 219534, Kansas City, Missouri 64141-9534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

Prior to September 17, 2008, Old Mutual Fund Services served as shareholder servicing agent for the Trust under a Shareholder Servicing Agreement with the Trust.  Old Mutual Fund Services also performed development and maintenance services on the website that references the Trust and the Funds.  The Shareholder Servicing Agreement was terminated effective September 17, 2008.  Effective September 17, 2008, the Adviser entered into an agreement with DST pursuant to which DST provides the shareholder services previously provided by Old Mutual Fund Services.

Old Mutual Shareholder Services, Inc.  (“Old Mutual Shareholder Services”), a wholly-owned indirect subsidiary of the Adviser, served as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement with Old Mutual Fund Services until its dissolution in June 2007.  Old Mutual Fund Services did not pay any sub-shareholder servicing fees for the fiscal years ended March 31, 2009 and March 31, 2010.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services (“Third-Party Services”) relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements.  These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request.  In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Transfer Agent for providing these services to shareholders investing directly in the Trust.

Custodian

The Bank of New York Mellon (the “Custodian”), with its principal business address located at One Wall Street, New York, NY 10286, serves as the custodian for the Fund.  The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Counsel and Independent Registered Public Accounting Firm

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103-7098, serves as counsel to the Trust. PricewaterhouseCoopers, LLP, located at 1670 Broadway, Suite 1000, Denver, Colorado 80202, serves as the independent registered public accounting firm of the Trust.

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5% AND 25% SHAREHOLDERS

As of June 30, 2010, the following persons were the record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of any class of each Fund of the Trust.  The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients.  Persons owning of record or beneficially 25% or more of the outstanding shares of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.  Control persons could affect the outcome of proxy voting or the direction of management of a Fund.  As of June 30, 2010, the Trustees and officers of the Trust collectively owned less than 1% of the outstanding shares of each share class of all Funds.

Old Mutual Analytic U.S. Long/Short Fund
Class A
MERRILL LYNCH	19.19%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Analytic U.S. Long/Short Fund
Class Z
NATIONAL FINANCIAL SERVICES CORP	19.62%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	7.66%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Analytic U.S. Long/Short Fund
Institutional Class
OLD MUTUAL ASSET ALLOCATION	29.46%
MODERATE GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

NEW YORK LIFE TRUST CO	28.94%
CLIENT ACCOUNT
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

OLD MUTUAL ASSET ALLOCATION GROWTH	15.66%
PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	13.91%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual Barrow Hanley Core Bond Fund
Institutional Class
OLD MUTUAL ASSET ALLOCATION	37.49%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	30.80%
MODERATE GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	28.37%
CONSERVATIVE PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

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Old Mutual Barrow Hanley Value Fund
Class A	49.36%
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

NFS LLC FEBO	7.95%
MICHAEL KAMINER/KENNETH ARNDT
JEFFREY S DOVER TTEES
SKIN CARE PHYSICIANS INC 401K
CHESTNUT HILL MA 02467

STATE STREET BK & TR CO CUST	7.30%
IRA R/O RONALD G MEASE
WILBRAHAM MA 01095-1747

MERRILL LYNCH	7.00%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Barrow Hanley Value Fund
Class Z
NATIONAL FINANCIAL SERVICES CORP	40.27%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	19.29%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

UMBSC & CO	7.83%
FBO OMNIBUS-CASH
INVESTMENT MANAGEMENT
PO BOX 419260
KANSAS CITY MO 64141-6260

Old Mutual Barrow Hanley Value Fund
Institutional Class
OLD MUTUAL ASSET ALLOCATION	27.29%
MODERATE GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	23.80%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION GROWTH	19.87%
PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

JAMES P BARROW	6.77%
DALLAS TX 75220-1950

JP MORGAN CHASE BANK AS TRUSTEE	6.60%
4 NEW YORK PLZ FL 15
NY 1-E182
NEW YORK NY 10004-2413

OLD MUTUAL ASSET ALLOCATION	5.23%
CONSERVATIVE PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

WELLS FARGO BANK NA FBO	5.02%
EVANS & SUTHERLAND - PENSION D
PO BOX 1533
MINNEAPOLIS MN 55480-1533

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Old Mutual Cash Reserves Fund
Class A
CITIGROUP GLOBAL MARKETS INC.	9.36%
333 WEST 34TH STREET - 3RD FLOOR
NEW YORK NY 10001-2402

STATE STREET BK & TR CO CUST	6.01%
IRA A/C DANIEL J RICCITELLI
SEEKONK MA 02771-3306

STATE STREET BK & TR CO CUST	5.46%
IRA A/C SHAFIK E SADEK
MOBILE AL 36693-3021

SHITAL S PATEL	5.44%
SUBJECT TO DST TOD RULES
HOUSTON TX 77006-1689

CATHERINE L BANKS	5.38%
C/O QUISENBERRY
BURBANK CA 91505-2912

Old Mutual Cash Reserves Fund
Class Z
None

Old Mutual Cash Reserves Fund
Institutional Class
DOUG DETLING & SHARON HOPPEL TR	100.00%
U/A 10/01/1990
VOLUNTARY EMPLOYEES BENE ASSOC
FOR PUBLIC EMPLOYEE IN NORTHWEST
906 W 2ND AVE STE 400
SPOKANE WA 99201-4537

Old Mutual Dwight High Yield Fund
Institutional Class
MILLPENCIL (US) LP	34.19%
C/O OLD MUTUAL (US) HOLDINGS INC
ATTN FINANCE DEPT
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

OLD MUTUAL ASSET ALLOCATION	30.39%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	28.87%
CONSERVATIVE PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

NATIONAL FINANCIAL SERVICES CORP	6.56%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Dwight Intermediate Fixed Income Fund
Class A
NFS LLC FEBO	33.99%
COMM FIRST TRUST DBA CFTOC
135 SECTION LINE RD STE C1
HOT SPRINGS AR 71913-6447

MERRILL LYNCH	23.03%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Dwight Intermediate Fixed Income Fund
Class C
MERRILL LYNCH	53.28%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

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Old Mutual Dwight Intermediate Fixed Income Fund
Class Z
CHARLES SCHWAB & CO INC	21.29%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

PERSHING LLC	16.79%
PO BOX 2052
JERSEY CITY NJ 07303-2052

WILMINGTON TRUST RISC AS AGENT FBO	16.55%
OLD MUTUAL ASSET MANAGEMENT VOLUNTA
PO BOX 52129
PHOENIX AZ 85072-2129

NATIONAL FINANCIAL SERVICES CORP	9.49%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Dwight Intermediate Fixed Income Fund
Institutional Class
OLD MUTUAL ASSET ALLOCATION	42.58%
CONSERVATIVE PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	31.24%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	19.26%
MODERATE GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

CHARLES SCHWAB & CO INC	5.18%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Dwight Short Term Fixed Income Fund
Class A
MERRILL LYNCH	59.85%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Dwight Short Term Fixed Income Fund
Class C	63.92%
MERRILL LYNCH
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Dwight Short Term Fixed Income Fund
Class Z
NATIONAL FINANCIAL SERVICES CORP	77.69%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	7.16%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

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Old Mutual Dwight Short Term Fixed Income Fund
Institutional Class
CHARLES SCHWAB & CO INC	36.21%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

OLD MUTUAL ASSET ALLOCATION	33.38%
CONSERVATIVE PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	30.40%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual Focused Fund
Class A
MERRILL LYNCH	68.39%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	5.48%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Focused Fund
Class Z
CHARLES SCHWAB & CO INC	16.90%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	14.22%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Focused Fund
Institutional Class
NFS LLC FEBO	43.36%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987

OLD MUTUAL ASSET ALLOCATION	21.99%
MODERATE GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	16.69%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION GROWTH	13.48%
PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

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Old Mutual Heitman REIT Fund
Class A
MERRILL LYNCH	29.45%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	15.89%
P O BOX 2052
JERSEY CITY NJ 07303-2052

CHARLES SCHWAB & COMPANY INC	10.35%
SPECIAL CUSTODY ACCT FBO CUST REINV
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

Old Mutual Heitman REIT Fund
Class Z
UNITED NATIONS JOINT STAFF	41.55%
PENSION PLAN
C/O CHIEKO OKUDA
INVESTMENT MANAGEMENT SERVICE
1 DHP 885 SECOND AVE 4TH FL
NEW YORK NY 10017

GARY S & BARBARA M VANDEWEGHE TR	5.56%
THE VANDEWEGHE LIVING TRUST
BONUS FUND U/A 11/16/92
SAN JOSE CA 95127-1615

CHARLES SCHWAB & COMPANY INC	5.31%
REINVEST ACCOUNT
ATTENTION MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

T ROWE PRICE TRUST CO CUST	5.27%
U/A 03/01/2000
FBO RETIREMENT PLANS
PO BOX 17215
BALTIMORE MD 21297-1215

Old Mutual Heitman REIT Fund
Institutional Class
OLD MUTUAL ASSET ALLOCATION	43.29%
MODERATE GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION GROWTH	39.51%
PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	17.20%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual Large Cap Growth Fund
Class A
MERRILL LYNCH	34.26%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

NATIONWIDE TRUST COMPANY FSB	14.15%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

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Old Mutual Large Cap Growth Fund
Class Z
CHARLES SCHWAB & CO INC	19.15%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	13.33%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Large Cap Growth Fund
Institutional Class
OLD MUTUAL ASSET ALLOCATION	39.79%
MODERATE GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION GROWTH	28.16%
PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	24.48%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	7.56%
CONSERVATIVE PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

Old Mutual Strategic Small Company Fund
Class A	89.04%
WACHOVIA BANK FBO
VARIOUS RETIREMENT PLANS
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28262-8522

Old Mutual Strategic Small Company Fund
Class Z
CHARLES SCHWAB & CO INC	17.93%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	9.84%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Strategic Small Company Fund
Institutional Class
NFS LLC FEBO	86.26%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987

OLD MUTUAL ASSET ALLOCATION	13.66%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

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Old Mutual TS&W Mid-Cap Value Fund
Class A
MERRILL LYNCH	11.12%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual TS&W Mid-Cap Value Fund
Class Z
CHARLES SCHWAB & CO INC	25.92%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	20.87%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual TS&W Mid-Cap Value Fund
Institutional Class
NATIONAL FINANCIAL SERVICES CORP	84.50%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual TS&W Small Cap Value Fund
Class A
MERRILL LYNCH	21.17%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	9.02%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual TS&W Small Cap Value Fund
Class Z
CHARLES SCHWAB & CO INC	21.28%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	12.79%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

WELLS FARGO BANK NA FBO	10.50%
ALEX LEE DIR INV
PO BOX 1533
MINNEAPOLIS MN 55480-1533

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Old Mutual TS&W Small Cap Value Fund
Institutional Class
OLD MUTUAL ASSET ALLOCATION	39.00%
MODERATE GROWTH PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION GROWTH	22.63%
PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

OLD MUTUAL ASSET ALLOCATION	20.27%
BALANCED PORTFOLIO
ATTN JC WALLER/OMCAP
4643 S ULSTER ST STE 600
DENVER CO 80237-2881

SEI PRIVATE TRUST CO	8.94%
C/O HARRIS ID 940
ATTN MUTUAL FUND ADMIN
ONE FREEDOM VALLEY DR
OAKS PA 19456-9989

PORTFOLIO TRANSACTIONS

The Adviser and each Sub-Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds.  The Adviser and Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved.  While the Adviser and Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.  The Adviser and Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution or other services that benefit the Fund.  Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser and Sub-Advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services; and (2) receipt of other services which are of benefit to the Funds.  In the case of securities traded in the over-the-counter market, the Adviser and Sub-Advisers normally expect to select primary market makers.  The Adviser and Sub-Advisers will not direct brokerage to a broker-dealer as compensation for the sale of Fund shares.

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For the fiscal year periods ended March 31, 2008, 2009, and 2010, the Funds paid the following in aggregate brokerage commissions on portfolio transactions.

Fund	2008	2009	2010
Old Mutual Analytic U.S. Long/Short Fund	$289,423	$507,626	$457,418
Old Mutual Barrow Hanley Value Fund	$28,538	$98,989	$91,806
Old Mutual Focused Fund*#	$81,165	$644,489	$1,144,900
Old Mutual Heitman REIT Fund	$199,659	$158,643	$191,169
Old Mutual Large Cap Growth Fund*^	$156,935	$284,837	$195,685
Old Mutual Strategic Small Company Fund^	$139,549	$179,294	$537,184
Old Mutual TS&W Mid-Cap Value Fund^	$45,344	$303,931	$708,684
Old Mutual TS&W Small Cap Value Fund^	$72,593	$233,580	$355,726
Old Mutual Barrow Hanley Core Bond Fund	$0	$0	$0
Old Mutual Cash Reserves Fund	$0	$0	$0
Old Mutual Dwight High Yield Fund	$0	$0	$0
Old Mutual Dwight Intermediate Fixed Income Fund	$3,280	$1,479	$213
Old Mutual Dwight Short Term Fixed Income	$0	$0	$0

*
Effective following the close of business on April 25, 2008, the Old Mutual Large Cap Fund was reorganized into the Old Mutual Focused Fund and the Old Mutual Large Cap Growth Fund was reorganized into the Old Mutual Large Cap Growth Concentrated Fund.  Effective April 29, 2008, the Old Mutual Large Cap Growth Concentrated Fund was renamed “Old Mutual Large Cap Growth Fund.”

#
Effective following the close of business on December 4, 2009, the Old Mutual Columbus Circle Technology and Communications Fund and the Old Mutual Growth Fund were reorganized into the Old Mutual Focused Fund.

^
Effective following the close of business on March 27, 2009, the Old Mutual Developing Growth Fund was reorganized into the Old Mutual Strategic Small Company Fund, the Old Mutual Mid-Cap Fund was reorganized into the Old Mutual TS&W Mid-Cap Value Fund, the Old Mutual Select Growth Fund was reorganized into the Old Mutual Large Cap Growth Fund, and the Old Mutual Small Cap Fund was reorganized into the Old Mutual TS&W Small Cap Value Fund.

The aggregate brokerage commissions for the Old Mutual Analytic U.S. Long/Short Fund increased from $289,423 to $507,626 for the fiscal years ending March 31, 2008 and March 31, 2009, respectively, due to increased market volatility during the fiscal year ended March 31, 2009, that resulted in increased trading by Analytic.   The aggregate brokerage commissions for the Old Mutual Analytic U.S. Long/Short Fund decreased to $457,418 for the fiscal year ended March 31, 2010.   The aggregate brokerage commissions for the Old Mutual Barrow Hanley Value Fund increased from $28,538 to $98,989 for the fiscal years ending March 31, 2008 and March 31, 2009, respectively, due to normal increases in portfolio trading that brought the portfolio turnover rate in-line with its historical average.  The aggregate brokerage commission for the Old Mutual Focused Fund increased from $644,489 to $1,144,900   for the fiscal years ending March 31, 200 9 and March 31, 20 10 , respectively, due to the reorganization s of the Old Mutual Growth Fund and Old Mutual Columbus Circle Technology and Communications Fund into the Old Mutual Focused Fund in December , 200 9 , which resulted in increased trading.   The aggregate brokerage commission for the Old Mutual Heitman REIT Fund increased from $158,643 to $191,169 for the fiscal years ending March 31, 2009 and 2010, respectively, due to increased portfolio turnover resulting from heightened market volatility.   The aggregate brokerage commission for the Old Mutual Large Cap Growth Fund (formerly known as the Old Mutual Large Cap Growth Concentrated Fund until April, 2008) increased from $156,935 to $284,837 for the fiscal years ending March 31, 2008 and March 31, 2009, respectively, due to the reorganization of the Old Mutual Large Cap Growth Fund into the Fund in April, 2008, which resulted in increased trading. The aggregate brokerage commission for the Fund decreased to $195,685 for the fiscal year ended March 31, 2010, primarily due to the completion of the reorganization.   The aggregate brokerage commission for the Old Mutual Strategic Small Company Fund increased from $179,294 to $537,184   for the fiscal years ending March 31, 200 9 and March 31, 20 10 , respectively, due to heightened market volatility, as well as to the reorganization of the Old Mutual Developing Growth Fund into the Strategic Small Company Fund in late March, 2009, which resulted in increased trading.  The aggregate brokerage commission for the Old Mutual TS&W Mid-Cap Value Fund increased from $303,931 to $708,684 for the fiscal years ending March 31, 200 9 and March 31, 20 10 , respectively, primarily due to the reorganization of the Old Mutual Mid-Cap Fund into the TS&W Mid-Cap Value Fund Fund in March, 2009, which resulted in increased trading into fiscal 2010 .  The aggregate brokerage commission for the Old Mutual TS&W Small Cap Value Fund increased from $233,580 to $355,726   for the fiscal years ending March 31, 200 9 and March 31, 20 10 , respectively, due to the reorganization of the Old Mutual Small Cap Fund into the Fund in March, 2009, which resulted in increased trading into fiscal 2010 .

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The Adviser and Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide.  These research services may include advice, either directly or through publications or writings, relating to:  (1) the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) analyses and reports concerning issuers, securities or industries; (3) information on economic factors and trends; (4) portfolio strategy; (5) computer software used in security analyses; and (6) portfolio performance evaluation and technical market analyses.  Information so received by the Adviser and Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser and Sub-Advisers under the Advisory and Sub-Advisory Agreements.  If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser and Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction.  The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

For the fiscal year ended March 31, 2010, the Adviser and the Sub-Advisers, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed brokerage transactions of the Funds to brokers because of research services provided.  The following table indicates the amount of these transactions and related commissions paid during this period.  These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services.  They do not include transactions and commissions involving brokers that provide proprietary research.

	Amount of Transactions to Brokers Providing Research	Related Commissions
Analytic U.S. Long/Short Fund	$0.00	$0
Barrow Hanley Value Fund	$6,427,616	$9,052
Focused Fund*#	$17,128,292	$16,000
Heitman REIT Fund	$12,844,625	$17,492
Large Cap Growth Fund*^	$55,825,258	$35,781
Strategic Small Company Fund^	$25,013,688	$23,407
TS&W Mid-Cap Value Fund^	$110,116,141	$84,124
TS&W Small Cap Value Fund^	$42,098,025	$44,535
Barrow Hanley Core Bond Fund	$0	$0
Cash Reserves Fund	$0	$0
Dwight High Yield Fund	$0	$0
Dwight Intermediate Fixed Income Fund	$0	$0
Dwight Short Term Fixed Income	$0	$0

*
Effective following the close of business on April 25, 2008, the Old Mutual Large Cap Fund was reorganized into the Old Mutual Focused Fund and the Old Mutual Large Cap Growth Fund was reorganized into the Old Mutual Large Cap Growth Concentrated Fund.  Effective April 29, 2008, the Old Mutual Large Cap Growth Concentrated Fund was renamed “Old Mutual Large Cap Growth Fund.”

#
Effective following the close of business on December 4, 2009, the Old Mutual Columbus Circle Technology and Communications Fund and the Old Mutual Growth Fund were reorganized into the Old Mutual Focused Fund.

^
Effective following the close of business on March 27, 2009, the Old Mutual Developing Growth Fund was reorganized into the Old Mutual Strategic Small Company Fund, the Old Mutual Mid-Cap Fund was reorganized into the Old Mutual TS&W Mid-Cap Value Fund, the Old Mutual Select Growth Fund was reorganized into the Old Mutual Large Cap Growth Fund, and the Old Mutual Small Cap Fund was reorganized into the Old Mutual TS&W Small Cap Value Fund.

Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Advisers under the Agreements.  If, in the judgment of the Adviser or Sub-Advisers, the Funds or other accounts managed by the Adviser or Sub-Advisers will be benefited by supplemental research services, the Adviser and Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction.  The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

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The Adviser or Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account.  In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The SEC requires the Trust to provide certain information on the securities of the Funds’ regular brokers or dealers (or their parents) held by the Funds during their most recent fiscal year.  The following table identifies those brokers or dealers and the value of the Funds’ aggregate holdings of the securities of each such issuer as of March 31, 2010.

Fund	Broker/Dealer	Aggregate Value (000)

Old Mutual Analytic U.S. Long/Short Fund	Goldman Sachs	$1,052
	Citigroup Global Markets	$1,638
Old Mutual Barrow Hanley Value Fund	Banc of America Securities	$2,389
	Citigroup Global Markets	$4,411
	JP Morgan Chase Securities	$3,659
Old Mutual Focused Fund#	JP Morgan Chase Securities	$21,136
Old Mutual Large Cap Growth Fund^	Goldman Sachs	$3,775
Old Mutual Strategic Small Company Fund^	None
Old Mutual TS&W Mid-Cap Value Fund^	None
Old Mutual TS&W Small Cap Value Fund^	None
Old Mutual Barrow Hanley Core Bond Fund	Banc of America Securities	$891
	Citigroup Global Markets	$1,150
	Goldman Sachs	$352
	JP Morgan Chase Securities	$2,540
Old Mutual Cash Reserves Fund	Banc of America Securities	$4,200
	Citigroup Global Markets	$500
	UBS NY	$500
Old Mutual Dwight High Yield Fund	Banc of America Securities	$60
	Deutsche Bank Securities	$3
Old Mutual Dwight Intermediate Fixed Income Fund	Banc of America Securities	$4,603
	Citigroup Global Markets	$420
	Goldman Sachs	$849
	JP Morgan Chase Securities	$1,860
	Morgan Stanley	$1,642
	Credit Suisse Securities	$201
	Barclays Capital	$1,419
	UBS NY	$573
Old Mutual Dwight Short Term Fixed Income Fund	Banc of America Securities	$6,311
	Citigroup Global Markets	$4,681
	Goldman Sachs	$2,085
	JP Morgan Chase Securities	$11,785
	Morgan Stanley	$4,296
	Barclays Capital	$3,917
	Credit Suisse Securities	$430

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Effective following the close of business on December 4, 2009, the Old Mutual Columbus Circle Technology and Communications Fund and the Old Mutual Growth Fund were reorganized into the Old Mutual Focused Fund.

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Effective following the close of business on March 27, 2009, the Old Mutual Developing Growth Fund was reorganized into the Old Mutual Strategic Small Company Fund, the Old Mutual Mid-Cap Fund was reorganized into the Old Mutual TS&W Mid-Cap Value Fund, the Old Mutual Select Growth Fund was reorganized into the Old Mutual Large Cap Growth Fund, and the Old Mutual Small Cap Fund was reorganized into the Old Mutual TS&W Small Cap Value Fund.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC.  Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation.  These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer’s payment of certain of the Fund’s, or the Trust’s, expenses.  The Trustees, including those who are not interested persons of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

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The Adviser and Sub-Advisers are not permitted to compensate a broker-dealer for selling Fund shares by directing a portfolio transaction to that broker-dealer and will not consider sales of a Fund’s shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.  Nonetheless, the fact that a broker-dealer sells Fund shares does not prohibit an Adviser or Sub-Adviser from doing business with that broker-dealer.  Consistent with Rule 12b-1(h)(2) under the 1940 Act, Old Mutual Capital has adopted, and the Board has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Fund’s portfolio securities transactions from taking into account the brokers’ and dealers’ promotion or sale of Fund shares or shares of any other registered investment company and (2) the Trust, its investment adviser and its principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions or other remuneration to a broker or dealer as compensation for the promotion or sale of Fund shares or shares of any other registered investment company.

The Board, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds.  The Codes of Ethics allow trades to be made in securities that may be held by a Fund.  However, it prohibits a person from taking advantage of Fund trades or from acting on inside information.  In addition, the Board reviews and approves the codes of ethics of the Adviser, Sub-Advisers and Distributor and any material amendments thereto.  The Board also reviews annual reports on issues raised under the Adviser’s, Sub-Advisers’, and Distributor’s Codes of Ethics during the previous year.

PROXY VOTING

The Board has adopted Proxy Voting Guidelines (the “Guidelines”) in accordance with Rule 30b1-4 under the 1940 Act.  In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Funds’ investments.  The Guidelines generally assign proxy voting responsibilities for each Fund to the investment adviser(s) responsible for the management of such Fund.  If an investment adviser invests in voting securities and does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that investment adviser will be required to follow the Trust’s Guidelines.  The Guidelines and the proxy voting policies for the Adviser are attached to this SAI as Exhibit A and the proxy voting policies for the Sub-Advisers are attached as Exhibit B.   Information regarding how the Funds voted proxies related to portfolio securities during the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 888-772-2888 , or on the Funds’ website, at www.oldmutualfunds.com , and (2) on the SEC’s website, at www.sec.gov .  Information regarding how the Funds voted proxies related to the portfolio securities during the twelve-month period ended June 30, 2010 will be made available as of September 1, 2010.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios and additional classes of the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders.  Shareholders have no preemptive rights.  All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

Voting Rights, Shareholder Liability and Trustee Liability

Each share held entitles a shareholder to one vote for each dollar of NAV of shares held by the shareholder.  Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds.  Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees.  Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust.  The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees.  The Trust Agreement provides that the Trustees shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his or her death.

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Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust.  The Agreement and Declaration of Trust and the By-Laws (the “Governing Instruments”) provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law.  Trustees may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASE AND REDEMPTIONS OF SHARES

The Funds offer four classes of shares: Class A, Class C, Class Z and Institutional Class.  When purchasing Fund shares, you must specify which class is being purchased.  Purchases and redemptions may be made on any day on which the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).  Currently, the following holidays are observed by the Trust: New Year’s Day, Presidents’ Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Shares of the Funds are offered on a continuous basis.

CLASS A AND CLASS C SHARE PURCHASES

You may purchase Class A and Class C shares of each Fund through certain brokers, dealers or other financial institutions that are authorized to sell you shares of the Funds.  Such financial institutions may charge you a fee for this service in addition to the Fund’s public offering price.  Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine.  The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.  For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market.  Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies).  In such event, the Board would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

Initial Sales Charges – Class A Shares

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of the Funds’ shares.  Each Fund that offers Class A shares (except the Old Mutual Cash Reserves Fund) is grouped into one of the following three categories to determine the applicable initial sales charge for its Class A shares:

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EQUITY FUNDS.  Class A shares of the Equity Funds are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor's Initial Sales Charge – Equity Funds
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	Dealer Commission as a Percentage of the Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0%	0%	0%

INTERMEDIATE/LONG TERM FIXED INCOME FUNDS.  Class A shares of the Old Mutual Dwight Intermediate Fixed Income Fund  is currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor's Initial Sales Charge – Intermediate/Long Term Fixed Income Funds
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	Dealer Commission as a Percentage of the Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0%	0%	0%

SHORT TERM FIXED INCOME FUNDS.  Class A shares of the Old Mutual Dwight Short Term Fixed Income Fund is currently sold with an initial sales charge ranging from 3.00% to 1.75% of the offering price on purchases of up to $1 million.

	Investor's Initial Sales Charge – Short Term Fixed Income Funds
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	Dealer Commission as a Percentage of the Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 but less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.75%
$500,000 but less than $1,000,000	1.75%	1.78%	1.5%
$1,000,000 and over	0%	0%	0%

The Old Mutual Cash Reserves Fund is not subject to an initial sales charge.

Large Purchases of Class A Shares

Investors who purchase $1,000,000 or more of Class A shares of any Fund do not pay an initial sales charge.  However, such purchases may be subject to a 1% contingent deferred sales charge (“CDSC”) if the investor redeems those shares within one year after purchase, as described in the Funds’ prospectuses.

Class A Purchasers Eligible for Reductions of Initial Sales Charges

The prospectus describes certain programs offered by the Funds to reduce initial sales charges for certain eligible investors.  The following information supplements descriptions in the prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs.  For purposes of determining the availability of reduced sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

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Letters of Intent

Class A Shares

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent (“LOI”).  The LOI confirms your intention as to the total investment to be made in Class A shares of all retail mutual funds advised by the Adviser (“Old Mutual Funds”) (except for Class A shares of the Old Mutual Cash Reserves Fund) within the following 13 consecutive months.  By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of a Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under “Choosing a Share Class” in the Funds’ prospectus.  It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge.  The offering price may be reduced further as described under “Rights of Accumulation” (below) if you advise the Trust of all other accounts at the time of your investment.  Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.  At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request.  Such a revision will not change the original expiration date.  By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below.  Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI.  The LOI effective date will be the date of the first purchase within the 90-day period.  The Fund’s transfer agent will process necessary adjustments upon the expiration or completion date of the LOI.  Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share).  All dividends and any capital gain distributions on the escrowed shares will be credited to you.  All shares purchased, including those escrowed, will be registered in your name.  If the total investment specified under the LOI is completed within the 13-month period, the escrowed shares will be promptly released.  If the intended investment is not completed, you may be required to pay the transfer agent the difference between the sales charge on the amount specified in the LOI and the amount actually purchased.  If you do not pay such difference within 20 days of the expiration date of the LOI, you irrevocably constitute and appoint the transfer agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date of the LOI.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor.  If at any time before completing the LOI program you request the transfer agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected.  If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Institutional Class Shares

Please see the section below entitled “Class Z and Institutional Class Shares” regarding LOIs applicable to purchases of Institutional Class shares.

Rights of Accumulation

Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds (except the Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares of Old Mutual Funds that you own.  If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies.  For example, if you already own qualifying shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in a Fund with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.  To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.  In addition, the Trust may request account statements if it is unable to verify your account information.

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Concurrent Purchases

You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except the Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Reinstatement Privilege

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Fund at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested.  You must ask for such privilege at the time of reinvestment.  A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable.  If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested.  Each Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.  This privilege may only be exercised once each year by a shareholder with respect to each Fund.

If you are assessed a contingent deferred sales charge in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares of any Fund within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption.  In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

Payments to Dealers

The Distributor may make the following payments to selected dealers of record for purchases of Class A shares (except purchases of Class A shares of the Old Mutual Cash Reserves Fund) totaling $1 million or more:  1.00% on amounts to $5 million; 0.50% on amounts over $5 million; and 0.25% on amounts over $10 million.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period.  The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the Securities Act of 1933.

In addition, the Distributor may pay asset based sales commissions to dealers and institutions who sell Class A shares (totaling $1 million or more) and Class C shares at the time of such sale.  Payments with respect to Class A shares will consist of a service fee equal to 0.25% of the purchase price of the Class A shares totaling $1 million or more sold by the dealer or institution.  Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission pursuant to the Class C Distribution Plan equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee pursuant to the Class C Service Plan equal to 0.25% with respect to such shares.  Upfront payments for Class A shares are partially recouped by the Distributor through payments made pursuant to the Class A Service Plan.  Upfront payments for Class C shares are recouped by the Distributor through payments made pursuant to the Class C Distribution Plan and Service Plan.  See the section of this SAI titled “The Distributor” for more information.

Purchases of Class C Shares

Class C shares of each Fund are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within twelve months.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

General Information Regarding Class A and Class C Share Purchases

 For all Funds other than the Old Mutual Cash Reserves Fund, a purchase order will be effective as of the day received from your broker, dealer or financial adviser by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern time.  For the Old Mutual Cash Reserves Fund, a purchase order will be effective as of the day received from your broker, dealer or financial adviser by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 5:00 p.m. Eastern time.  Payment may be made by check or readily available funds.  The price per share you will pay to invest in a Fund is its public offering price next calculated after the transfer agent or other authorized representative accepts your order.  Purchases will be made in full and fractional shares of a Fund calculated to three decimal places.  The Trust will not issue certificates representing shares of the Funds.

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In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order for shares of a Fund other than the Old Mutual Cash Reserves Fund before 4:00 p.m. Eastern time or receive your order for the shares of the Old Mutual Cash Reserves Fund before 5:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent.  See “Determination of Net Asset Value” below.  The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day’s net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust.  The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

Purchases In-Kind.  Under certain circumstances approved by the Board, shares of the Funds may be purchased using securities as consideration.  Purchases of this type are commonly referred to as “purchases in-kind.”  The Adviser is authorized, in its discretion, to effect purchase in-kind transactions for a Fund that meet certain conditions, which include, but are not limited to, the following:

•
Purchase in-kind transactions must not dilute the interests of a Fund or its existing shareholders and, accordingly, must be effected at a Fund’s net asset value next determined after the securities to be used for payment are tendered by the investor and the purchase order is accepted by the Fund.

•
The Fund’s pricing agent shall value the securities tendered in the same manner in which the Fund’s portfolio securities are valued, as described below in the section of this SAI entitled “Determination of Net Asset Value”.

•	The securities tendered must be “eligible” securities. Eligible securities are securities that:

▪
meet the criteria for investment in the Fund by being, at a minimum, consistent with the Fund’s investment objective, strategy and restrictions, as set forth in the Fund’s prospectus and statement of additional information;

▪	are not restricted or illiquid, as determined in accordance with the Trusts’ policies and procedures; and

▪	have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide securities exchange or over-the-counter market quotation.

•	One or more portfolio managers disclosed in the Fund’s prospectus shall have approved the securities being tendered.

•	Securities contributed to a Fund must be acquired for investment purposes and not for resale.

•
Neither the investor tendering the securities nor any other person who may directly or indirectly have a pecuniary interest in the securities being tendered shall participate in the determination to accept the securities as payment for shares of the Fund.

The Adviser retains the right, in its sole discretion, subject to oversight by the Board, to reject any purchase in-kind request that it believes is not in the best interest of a Fund or its existing shareholders.  Investors interested in effecting a purchase in-kind should furnish the Adviser with a list of the securities proposed to be delivered and the Adviser will inform the investor of the securities, if any, acceptable to the Fund.  As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the acquiring Fund, along with the securities.  Fund shares purchased in an in-kind transaction generally may not be redeemed until the transfer of the securities to the Fund has settled - usually within 15 days following the in-kind purchase.  The Trust reserves the right to amend or terminate the practice of accepting purchases in-kind at any time.  Investors interested in purchasing Fund shares using securities should contact the Adviser for more information.

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CLASS A AND CLASS C SHARE REDEMPTIONS

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution.  Your broker-dealer or financial institution may charge you a fee for this service.  The redemption price of Class A shares and Class C shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge.  The contingent deferred sales charge may be deducted from your redemption proceeds or from your account balance.  If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds.  Redemption orders for Funds other than the Old Mutual Cash Reserves Fund received by the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day will be effective that day.  Redemption orders for the Old Mutual Cash Reserves Fund received by the Transfer Agent prior to 5:00 p.m. Eastern time on any Business Day will be effective that day.  The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective less any applicable deferred sales charge.  Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order to sell shares of a Fund other than the Old Mutual Cash Reserves Fund before 4:00 p.m. Eastern time or receive your order to sell shares of the Old Mutual Cash Reserves Fund before 5:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent.
See “Determination of Net Asset Value” below.  The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s net asset value per share.

It is currently the Trust’s policy to pay all redemptions in cash.  The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect Portfolio operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders.  The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing Fund securities described below in the section of this SAI entitled “Determination of Net Asset Value”, and such valuation will be made as of the same time the redemption price is determined.  Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash.  In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of a Fund at the beginning of such 90-day period.   Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.  The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCs Applicable to Redemption of Class A Shares

A CDSC applies to purchases of $1 million or more of Class A shares of Old Mutual Funds (except the Old Mutual Cash Reserves Fund) that are redeemed within 12 months of the date of purchase.  If you acquired Class A shares of the Old Mutual Cash Reserves Fund through an exchange of Class A shares of another Old Mutual Fund, you may be subject to a CDSC upon redemption.  This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of Class A shares purchased at NAV on all purchases of $1 million or more.  In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase.  No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

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CDSC Exception for Large Purchases of Class A Shares

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•
where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

•	on purchases made in connection with the reinvestment of dividends and distributions from a Fund;

•	on exchanges of shares of certain other Old Mutual Funds (see “Purchases and Redemptions of Shares – Exchange Privileges);

•
on redemptions of Class A shares of the Old Mutual Cash Reserves Fund acquired through direct purchase; however, if you acquired Class A shares of the Old Mutual Cash Reserves Fund through an exchange of Class A shares of another Old Mutual Fund, you may be subject to a CDSC upon redemption;

•
When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see “Purchases and Redemptions of Shares – Exchange Privileges); or

•	on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.

CDSC Applicable to Redemptions of Class C Shares

Class C shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the contingent deferred sales charge of 1% if the shares are redeemed in the first year of purchase.  No contingent deferred sales charge will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased, (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares, or (iii) on amounts that represent capital appreciation in the shareholder’s account above the purchase price of the Class C shares.

In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder’s account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased.  The applicable sales charge will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

The CDSC on Class C shares may be waived in certain circumstances, as described in the Funds’ prospectuses.

CDSC Exceptions for Purchases of Class C Shares

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable;

•	If you redeem shares acquired through reinvestment of dividends and distributions;

•	On increases in the NAV of your shares;

•
When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Funds (see “Purchases and Redemptions of Shares – Reinstatement Privilege”);

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•	Upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant);

•
Upon the post-purchase disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Trust).  Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½;

•
on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder’s investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan; or

•	on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

CLASS Z AND INSTITUTIONAL CLASS SHARE PURCHASES

Institutional Class Shares

The following investors (eligible investors) qualify to purchase Institutional Class shares with a minimum initial investment of at least $1 million in a Fund:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan;

•	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Fund provided they sign a LOI, committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in a Fund within twelve months, you will cease to be an eligible investor and the Fund may convert your Institutional Class shares to Class Z shares, if available.  If Class Z shares are not offered by the Fund, the Fund may convert your Institutional Class shares to Class A shares at net asset value, if available.  The Fund shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

The Funds also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If the Fund closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with a Fund, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Fund due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.

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If you agree to invest at least $100,000 in Institutional Class shares of a Fund and sign an LOI, you confirm your intent to purchase at least $1 million of Institutional Class shares of the Fund in which you have chosen to invest over a twelve month period.  By signing the LOI, you also agree that in the event you do not fulfill the terms of the LOI, we may convert your Institutional Class shares of the Fund to another share class or redeem your shares.  Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.

Eligible investors may purchase Institutional Class shares of the Fund directly through DST Systems, Inc., the Trust’s Transfer Agent.  You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell shares of the Funds.  Such financial institutions may charge a fee for this service in addition to the Fund’s NAV.  Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.  If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine.  The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.  For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market.  Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the Sub-Advisers and their affiliated companies).  In such event, the Board would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

MINIMUM INVESTMENTS

For Class A, Class C and Class Z shares, the minimum investment is as follows:

	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	no minimum	$50

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

For Institutional Class shares, the minimum investment is $1 million.  Institutional Class investors may make a minimum investment of $100,000 in Institutional Class shares, provided they sign an LOI.

The Distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

Initial Purchases by Mail

An account may be opened for Class A and Class C shares by mailing a check or other negotiable bank draft payable to Old Mutual Funds II for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to Old Mutual Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534.  The Trust will not accept third-party checks, i.e., a check not payable to Old Mutual Funds II or a Fund, for initial or subsequent investments.

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Initial Purchase by Wire

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire.  Before making an initial investment by wire, you must first telephone 888-772-2888 to receive an Account Application for the applicable share class and be assigned an account number.  The Account Application must be received and accepted prior to receipt of the wire.  Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire.  Wires to purchase shares of Funds other than the Old Mutual Cash Reserves Fund must be received by 4:00 p.m. Eastern time to be effective on that day.  Wires to purchase Class A or Class Z shares of the Old Mutual Cash Reserves Fund must be received by 5:00 p.m. Eastern time to be effective on that day.  Wires to purchase Institutional Class shares of the Old Mutual Cash Reserves Fund must be received by 5:30 p.m. Eastern time to be effective on that day. In addition, an original Account Application should be promptly forwarded to: Old Mutual Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534.  All wires must be sent as follows: Further Credit: name of Fund, your name, your social security number or tax ID number and your assigned account number.

Initial Purchase by ACH

If you have made this election, Class A and Class C shares of each Fund may be purchased via ACH.  Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application.  This option must be established on your account at least 15 days prior to your initiating an ACH transaction.  The maximum purchase allowed through ACH is $100,000.

Additional Purchases by Phone (Telephone Purchases)

You may purchase additional shares of Class A and Class C by telephoning the Transfer Agent at 888-772-2888.  The minimum telephone purchase is $1,000, and the maximum is five times the NAV of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received.  The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent.  Payment for the telephone purchase must be received by the Transfer Agent within seven days.  If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

Additional Purchases by Wire

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number.  Your bank may impose a fee for investments by wire.

Additional Purchases Via the Internet

Additional purchases may be made via the Internet by completing the bank information section on the account application, entering the “My Account” section of the OMF II Website located at oldmutualfunds.com, and following the instructions for purchasing shares.

General Information Regarding Purchases

You may purchase shares of each Fund directly through the Trust’s transfer agent.  If you place your order through a broker-dealer or other financial institution, in order for your purchase order to be effective on the day you place your order, such broker-dealer or financial institution must (i) receive your order for shares of a Fund other than the Old Mutual Cash Reserves Fund before 4:00 p.m. Eastern time or receive your order for the shares of the Old Mutual Cash Reserves Fund before 5:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent.  Payment may be made by check or readily available funds.  The price per share you will pay to invest in a Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order.  Purchases will be made in full and fractional shares of a Fund calculated to three decimal places.  The Trust will not issue certificates representing shares of the Funds.
See “Determination of Net Asset Value” below.  The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day’s NAV.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust.  The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

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REDEMPTIONS

Redemption orders for Funds other than the Old Mutual Cash Reserves Fund received by the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day will be effective that day.  Redemption orders for the Old Mutual Cash Reserves Fund received by the Transfer Agent prior to 5:00 p.m. Eastern time on any Business Day will be effective that day.  The redemption price of shares is the NAV per share of a Fund next determined after the redemption order is effective.  Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares.  Collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account.  Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order to sell shares of a Fund other than the Old Mutual Cash Reserves Fund before 4:00 p.m. Eastern time or receive your order to sell shares of the Old Mutual Cash Reserves Fund before 5:00 p.m. Eastern time and (ii) promptly transmit the order to the Transfer Agent.  See “Determination of Net Asset Value” below.  The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s NAV per share.

It is currently the Trust’s policy to pay all redemptions in cash.  The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash.  Each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the NAV of the Fund at the beginning of such 90-day period.  Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash.  In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.  The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, Sub-Administrator, Transfer Agent, and/or Custodian are not open for business. With respect to the Cash Reserves Fund, In the event that the Board , including a majority of Trustees who are not interested persons of the trust as defined in the 1940 Act, determines that the extent of the deviation between the Cash Reserves Fund’s amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Cash Reserves Fund’s investors or existing shareholders, and irrevocably has approved the liquidation of the Cash Reserves Fund, the Board has the authority to suspend redemptions of the Cash Reserves Fund shares.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

The Funds charge a redemption/exchange fee on redemptions of most shares held less than 10 calendar days.  The Old Mutual Cash Reserves Fund does not charge a redemption/exchange fee.  See the Prospectus for details of the redemption/exchange fee.

Redemptions by Mail

There is no charge for having a check for redemption proceeds mailed to you.

Redemptions by Telephone

Redemption orders may be placed by telephone, provided that this option has been selected.  Shares held in IRA accounts are not eligible for this option and must be redeemed by written request.  Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine.  The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.  If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

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If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.  The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account.  Such redemption requests must be received in writing and be signature guaranteed.

Redemptions by Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.  Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

Redemptions by ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction.  In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction.  A voided check or deposit slip must accompany requests to establish this option.

Redemptions Via the Internet

Redemption orders may be made via the Internet by completing the bank information section on the account application, entering the “My Account” section of the OMF II Website located at oldmutualfunds.com, and following the instructions for redeeming shares.

Check Writing (Old Mutual Cash Reserves Fund Only)

Check writing service is offered free of charge to shareholders of Class Z shares of the Old Mutual Cash Reserves Fund.  If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more.  To establish this privilege, please call 888-772-2888 to request a signature card.  Once you have signed and returned a signature card, you will receive a supply of checks.  A check may be made payable to any person, and your account will continue to earn dividends until the check clears.  Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account.  Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

GENERAL INVESTMENT POLICIES

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption and other requests.  The Trust requires signature guarantees to be provided in the following circumstances: (1) other than redemptions of Institutional Class shares of the Old Mutual Cash Reserves Fund, redemptions in excess of $50,000; (2) requests to wire proceeds to a different bank account; (3) requests to send proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) requests to send proceeds to an address that has been changed within the past 30 days.  Signature guarantees are also required for requests to transfer the registration of shares to another owner, written requests to add telephone exchange and telephone redemption options to an account; and changes in previously designated wiring instructions.  These requirements may be waived or modified upon notice of shareholders.  See the prospectus for a list of the types of entities that offer signature guarantees.  The Trust does not accept signature guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal Funds, you may exchange some or all shares of a particular class of a Fund for the same class of another Old Mutual Fund that offers such class of shares.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class Shares.  Class A shares, purchased at net asset value, may be exchanged for Class Z shares of the same Fund, subject to the investment qualifications and minimums of Class Z shares.

See the “General Policies” section of the prospectus for limitations on exchanges.  The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon 60 days’ notice.  Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.  The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.  The minimum investment requirements, as stated above, also apply to exchanges.

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Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares if, as the result of redemptions, the value of any account holding Class A, Class C or Class Z shares drops below $1,000 or if the value of any account holding Institutional Class shares drops below $1 million.  You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of an account is processed.  The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.  The annual $12.00 fee does not apply to Systematic Investment Plans or shareholders who consent to receive account statements and regulatory filings electronically.

INVESTMENT PLANS OFFERED BY THE TRUST

Shareholder Inquiries and Services Offered

If you have any questions about the Funds or the shareholder services described below, please call the Trust at 888-772-2888.  Written inquiries should be sent to DST Systems, Inc., P.O. Box 219534, Kansas City, Missouri 64121-9534.  The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days’ notice to shareholders.  You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust’s Transfer Agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork.  You can utilize these plans by simply completing the appropriate section of the Account Application.

Systematic Investment Plan.  The SIP is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you.  The SIP enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating NAVs through regular purchases of a fixed dollar amount of shares in the Funds.  Dollar-cost averaging brings discipline to your investing.  Dollar-cost averaging results in more shares being purchased when a Fund’s NAV is relatively low and fewer shares being purchased when a Fund’s NAV is relatively high, thereby helping to decrease the average price of your shares.  Investors who establish a SIP I may open an account with a minimum balance of $500. Investors who establish a SIP II may open an account with no minimum balance. Through the SIP, shares are purchased by transferring monies (for SIP I the minimum additional investment amount per Fund is $25; for SIP II the minimum additional investment amount per Fund is $50) from your designated checking or savings account.  Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select.  This SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

Systematic Withdrawal Plan.  The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s).  The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis.  The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account.  In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature.  Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

Tax-Sheltered Retirement Arrangements

A variety of retirement plans, including traditional IRAs, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k) plans, SEP-IRAs, self-employed “Keogh” plans, and employer-sponsored retirement plans, such as 401(k), profit-sharing, money purchase pension, 403(b) and 457 plans, may be invested in the Fund.

1.           Traditional IRAs.  You may save for your retirement and shelter your investment income from current taxes by either:  (a) establishing a new traditional IRA; or (b) “rolling-over” to an IRA monies from other IRAs or lump sum distributions from certain retirement plans.  In general, if you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $5,000 per year (during 2010) of your earned income in any of the Funds and you also may invest up to $5,000 per year in a spousal IRA if your spouse has no earned income.  If you will attain age 50 or older by the end of the year, you may contribute an additional $1,000 to an IRA.  The IRA contribution limits may be reduced by your contributions to other arrangements, such as a Roth IRA.  There is a $10.00 annual maintenance fee charged to traditional IRA investors.  If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee.  This fee can be prepaid or will be debited from your account if not received by the announced deadline.  Please see the information below for changes to the annual contribution limit.

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2.           Roth IRAs.  Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free.  Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings.  In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA.  Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

The current $5,000 annual contribution limit that applies to Traditional and Roth IRAs will be adjusted for inflation in $500 increments.

SIMPLE IRA or SIMPLE 401(k).  An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA or plan, and the employer is required to make additional contributions.  “SIMPLE” stands for “Savings Incentive Match Plan for Employees.”

SEP-IRAs.  A self-employed person or a small business employer can establish a Simplified Employee Pension Plan (“SEP-IRA”).  A SEP-IRA is designed to provide self-employed persons and small business employers (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

401(a) Keogh and Corporate Retirement Plans.  Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals, partnerships and corporations to provide tax-sheltered retirement benefits for individuals and employees.

401(k) Plans.  Through the establishment of a 401(k) plan by an employer of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

403(b) Plans.  Section 403(b) plans are custodial accounts which are available to employees of most tax-exempt organizations and public schools.

457 Plans.  Section 457 plans are deferred compensation plans which may be available to employees of governmental employers, or to certain employees of tax-exempt organizations.

The legal and tax requirements applicable to IRAs and retirement plans are complex, and the information provided herein does not constitute legal or tax advice.  Before participating in an IRA or a retirement plan, you should consult with your personal tax adviser.

Other Special Accounts

The Trust also offers the following special accounts to meet your needs:

1.           Coverdell Education Savings Accounts (ESAS) (formerly known as Education IRAs).  For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries.  The contribution limit that applies to ESAs is $2,000, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child.  The phase-out range for married couples filing a joint return for making contributions to these plans is adjusted gross income between $190,000 and $220,000.  Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed.  Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses.  Contributions to an ESA can be made on behalf of a child under age 18.  There is a $7.00 annual maintenance fee charged to ESAs.  The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

2.           Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children’s education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

3.           Custodial and Fiduciary Accounts.  The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 888-772-2888.  Retirement investors may, however, wish to consult with their own tax counsel or adviser.

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DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class.  Each Fund (other than the Old Mutual Cash Reserves Fund) calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class.  For all Funds other than the Old Mutual Cash Reserves Fund, NAV is normally determined at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.  The NAV for the Old Mutual Cash Reserves Fund is normally determined at 5:00 p.m. Eastern time each day the NYSE is open.  Each Fund (other than the Old Mutual Cash Reserves Fund) that reaches a certain asset size will have its NAV per share listed under Old Mutual Funds II in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The NAV per share of the Old Mutual Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares.  Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument.  While this method provides certainty in valuation, it may result in periods during which a security’s value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument.  During periods of declining interest rates, the daily yield of the Old Mutual Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.  Thus, if the use of amortized cost by the Old Mutual Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Old Mutual Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield.  The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the Old Mutual Cash Reserves Fund and the maintenance of the Fund’s NAV at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met.  Under Rule 2a-7 as amended, a money market fund must maintain a dollar-weighted average maturity in the Fund of 60 days or less, a dollar-weighted average life of 120 days or less, and not purchase any instrument having a remaining maturity of more than 397 days.  “Weighted average life” is portfolio average maturity measured without reference to provisions that would otherwise permit the maturity of certain adjustable rate securities to be deemed to be “shortened” to their interest rate reset dates.  In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are “eligible securities” which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (“first tier security”), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality (“second tier security”).  The Adviser and/or Sub-Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Board.  The Board must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization.  In addition, investments in second tier securities are subject to the further constraints that (i) no more than 3% of the Fund’s total assets (measured at the time of acquisition) may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1/2 of 1% of the Fund’s total assets (measured at the time of acquisition) and limit its acquisition of second tier securities to those with a remaining maturity of 45 calendar days or less.  The regulations also require the Board to establish procedures which are reasonably designed to stabilize the NAV per share at $1.00 for the Fund.  However, there is no assurance that the Fund will be able to meet this objective.  The Fund’s procedures include the determination of the extent of deviation, if any, of the Fund’s current NAV per unit calculated using available market quotations from the Fund’s amortized cost price per share at such intervals as the Board deems appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation.  In the event that such deviation exceeds 1/2 of 1%, the Board is required to consider promptly what action, if any, should be initiated.  If the Board believes that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Board is required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable.  In addition, if any Fund incurs a significant loss or liability, the Board has the authority to reduce pro rata the number of shares of that Fund in each shareholder’s account and to offset each shareholder’s pro rata portion of such loss or liability from the shareholder’s accrued but unpaid dividends or from future dividends.

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The Funds use pricing services to determine the market value of the securities in their portfolios.  Except as discussed below, the Funds generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Funds’ portfolios, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Investment securities,  including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter (“OTC”) (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) (the “4:00 p.m. Valuation Time”) on each day that the NYSE is open for trading, for all series portfolios of the Funds other than the Old Mutual Cash Reserves Fund.  Investment securities of the Cash Reserves Fund are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the NYSE as of 5:00 p.m. Eastern time (the “5:00 p.m. Valuation Time” and together with the 4:00 p.m. Valuation Time, the “Valuation Time”) on each day that the NYSE is open for trading.  If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions.

For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board. The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust’s Fair Value Procedures are implemented through a Valuation Committee (the “Committee”). A security may be valued using Fair Value Procedures if, among other things, the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund’s NAV.

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued at the last quoted sales price from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds’ investment adviser, Old Mutual Capital determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

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TAXES

The following is only a summary of certain additional tax considerations generally affecting a Fund (hereinafter, “the Fund”) and its shareholders that are not described in the Prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.  Accordingly, all investors are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Internal Revenue Code (the Code) (including, for example, insurance companies, banks, and tax-exempt organizations).  In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, possibly with retroactive effect.

Taxation of the Fund.  The Fund has elected and intends to qualify each year as a "regulated investment company" (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code.  If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a Regulated Investment Company.  The Fund elects to be taxed as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from “qualified publicly traded partnerships” (the “Income Requirement”).  Income derived from a partnership (other than a qualified publicly traded partnership) or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the regulated investment company in the same manner as realized by the partnership or trust.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the “Asset Diversification Test”).  Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of a Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer) and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies) or in securities of one or more “qualified publicly traded partnerships.”  For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options.  It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency.  Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

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In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting.  If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.  Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance.  It is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.  See, “Taxation of Fund Distributions - Distributions of capital gains” below.

Capital Loss Carryovers.  For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years as a short-term capital loss and use such losses, subject to applicable limitations, to offset net capital gains without being required to pay taxes on or distribute such gains that are offset by the losses.  However, the amount of capital losses that can be carried forward and used in any single year may be limited if the Fund experiences an "ownership change" within the meaning of Section 382 of the Code; this change generally results when the shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year period.  An ownership change may result in capital loss carryovers that expire unused, thereby reducing a Fund’s ability to offset capital gains with those losses.  An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change.  The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another Fund.  Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.  The effect of these and other rules not discussed herein may be to disallow the use by a Fund of its own capital loss carryovers to offset its own gains as well as those of the other Fund in the case of a reorganization of two Funds, or vice versa, thereby materially reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Post-October Losses.  The Fund presently intends to elect to treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.  The effect of this election is to treat any such net loss incurred after October 31 as if it had been incurred in the succeeding year in determining the Fund’s net capital gain for capital gain dividend purposes.  See “Taxation of Fund Distributions — Distributions of Capital Gains”.

Undistributed C apital G ains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

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Federal Excise Tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to: (1) 98% of its ordinary income for the calendar year, (2) 98% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax but can give no assurances that all such liability will be avoided.  In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay some excise tax.

Foreign Income Tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund.  The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders.

Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income.  The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities.  This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified dividend income for individuals.”

Distributions of capital gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Maintaining a $1 share price – Old Mutual Cash Reserves Fund.  Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1 share price.  This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.

Returns of capital.  Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs  (see, “Tax Treatment of Portfolio Transactions Investments in U.S. REITs” below).

Qualified dividend income for individuals.  For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Income derived from investments in derivatives, fixed-income securities, U.S. REITs, passive foreign investment companies (PFICs), and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

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While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.

U.S. government securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

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Tax Treatment of In-Kind Purchases.  If the Fund receives securities from an investor in exchange for shares of the Fund, the Fund will generally be treated as having acquired the securities by purchase from the investor.  The Fund's tax basis in the securities acquired will thus generally be equal to the fair market value of the securities on the date of the exchange and the Fund’s holding period in the securities will begin on that date.  Unless otherwise exempt, an investor will generally be subject to tax on making a purchase-in-kind.

Sales, Exchanges and Redemption of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. Under the Emergency Economic Stabilization Act of 2008, the Fund’s Transfer Agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis – any class that bears a front-end sales load.  If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund.  This section should be read in conjunction with the discussion under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues.  If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund is generally required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

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Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund has three separate options.  First, a fund may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the fund receives distributions of any such ordinary earnings or capital gains from the PFIC.

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Second, if a fund invests in marketable stock of a PFIC, the fund may make a mark-to-market election with respect to such stock.  Pursuant to such election, a fund will recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities.  Under Treasury Regulations, solely for purposes of Code Sections 1291 through 1298, a fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If a fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (i) any gain recognized by a fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by a fund from the PFIC will be allocated ratably over the fund’s holding period of its interest in the PFIC stock; (ii) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the fund’s gross income for such year as ordinary income (and the distribution of such portion by the fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the fund level); (iii) the fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (a) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (b) interest on the amount determined under clause (a) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period; and (iv) the distribution by the fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the fund thereon) will be taxable to the shareholders as a dividend.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (“excess inclusion Income”)” and “Foreign Shareholders — U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions- PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

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These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (“QPTP”). For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund.  For purposes of testing whether a fund satisfies the Asset Diversification Test, the fund is generally treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities).  All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

Securities Lending.  While securities are loaned out by a fund, the fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Tax Certification and Backup Withholding.  Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund.  For U.S. citizens and resident aliens, this certification is made on IRS Form W-9.  Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.  This rate will expire and the backup withholding tax rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting.

The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

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Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends and Short-Term Capital Gain Dividends.  In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-Related Dividends. With respect to taxable years of the Fund beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors.  It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a Fund or by a U.S. REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.

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The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as follows:

•
The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•
If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•
In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. As of the date of this Statement of Additional Information, the U.S. federal estate tax is repealed for one year for decedents dying on or after January 1, 2010 and before January 1, 2011, unless reinstated earlier, possibly retroactively to January 1, 2010.  On and after the date the U.S. estate tax is reinstated, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent.  Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S. Tax Certification Rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

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The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return.  These figures will be based on historical earnings and are not intended to indicate future performance.  No representation can be made regarding actual future yields or returns.

FINANCIAL STATEMENTS

PricewaterhouseCoopers, LLP (“PwC”) serves as the independent registered public accounting firm for the Trust. PwC provides audit services, tax services, and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund for the fiscal year ended March 31, 2010 and the report of the independent registered public accounting firm for that year are included in the Trust’s Annual Report to Shareholders dated March 31, 2010, which is incorporated herein by reference and made part of this SAI.

The portions of such Annual Report that are not specifically referenced above are not incorporated by reference into this SAI and are not a part of the Fund’s registration statement of which this SAI is a part.

The Trust classifies holdings in its financial statements according to sectors that are derived from industry classification codes maintained by Bloomberg L.P.

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CREDIT RATINGS

Moody’s Investors Service, Inc.

Preferred Stock Ratings

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock.  This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium-grade preferred stock.  While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.  Uncertainty of position characterizes preferred stocks in this class.

b
An issue which is rated “b” generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
plus (+) or minus (-)
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classifications “aa through “bb.”  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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Debt Ratings – Taxable Debt & Deposits Globally

Aaa
Bonds which are rated “Aaa” are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated “Aa” are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A
Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds which are rated “Baa” are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated “B” generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con. (...)
(This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.  These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches.  Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note:
Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Short-Term Prime Rating System – Taxable Debt & Deposits Globally

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.  These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1
Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation; and
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

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The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’ , ‘CC’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

International Long-Term Credit Ratings

Investment Grade

AAA
Highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality.  “AA” ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality.  “A” ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality.  “BBB” ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

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Speculative Grade

BB
Speculative.  “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B
Highly speculative.  “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C
High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD,DD,D
Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.  Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

NOTES

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F’.  Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

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EXHIBITS

EXHIBIT A – OLD MUTUAL FUNDS AND ADVISER’S PROXY VOTING GUIDELINES
EXHIBIT B – SUB-ADVISERS PROXY VOTING POLICIES
EXHIBIT C – PORTFOLIO MANAGER DISCLOSURE

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EXHIBIT A

OLD MUTUAL FUNDS
OLD MUTUAL CAPITAL, INC.
OLD MUTUAL FUND SERVICES

PROXY VOTING GUIDELINES

Each of the Old Mutual Funds has adopted these Proxy Voting Guidelines (the “Guidelines”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”).  The Funds recognizes that proxies have an economic value and in voting proxies, and seeks to maximize the value of its investments and its shareholders’ assets.

The Funds believe that the voting of proxies for issuers of securities held in Fund portfolios is an economic asset that has direct investment implications.  Moreover, the Funds believe that each portfolio’s investment adviser or sub-adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.  Consequently, the Fund generally assigns proxy voting responsibilities to the investment managers responsible for the management of each respective Fund portfolio.  In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages the Fund portfolio that invests in voting securities.  If an investment adviser to the Fund portfolio that invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow these Guidelines.

General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others.  In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of a portfolio’s assets.

The Funds’ Guidelines as they relate to certain common proxy proposals are summarized below along with the Funds’ usual voting practice.  As previously noted, an adviser or sub-adviser to the Fund will only be required to follow these Guidelines if it does not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

The Funds generally vote FOR proposals: (1) requesting board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent, and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

The Funds generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors through term limits or mandatory retirement age; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; (7) require two candidates per board seat; (8) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; and (9) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

The Funds will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

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Approval of Independent Auditors

The Funds generally vote FOR proposals seeking to ratify the selection of auditors.

The Funds will evaluate on a case-by-case basis proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

The Funds generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; and (3) lower supermajority shareholder vote requirements.

The Funds generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) adopt fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

The Funds will evaluate on a case-by-case basis proposals seeking (1) to adopt a fair price provision and (2) open access.

Anti-Takeover Defenses and Voting Related Issues

The Funds generally vote FOR proposals: (1) to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

The Funds generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”).

The Funds will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; (5) requesting to opt in or out of state takeover statutes; and (6) regarding anti-greenmail when bundled with other charter or bylaw amendments.

Corporate Governance

The Funds generally vote FOR proposals: (1) seeking to amend by-laws or charters for housekeeping changes; and (2) regarding reincorporation; and (3) give the board the ability to amend by bylaws, in addition to shareholders.

The Funds generally vote AGAINST proposals that give the board the exclusive ability to amend the bylaws.

The Funds will evaluate on a case-by-case basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

The Funds generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

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The Funds generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

The Funds will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; and (10) regarding recapitalizations.

Executive and Director Compensation

The Funds generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an employee stock option plan (“ESOP”) or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; (8) asking the company to expense stock options; (9) seeking to simply amend shareholder approved compensation plans to comply with Omnibus Budget Reconciliation Act of 1987 (“OBRA laws”); (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of examining compensation under OBRA laws; (12) seeking to put option repricings to a shareholder vote; (13) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (14 seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

The Funds generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; (4) for plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance and the main source of the pay increase is equity-based; (5) requesting retirement plans for non-employee directors; and (6) seeking equity plans where the company has a high average three-year burn rate.

The Funds will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; (8) by shareholders regarding all other executive and director pay issues; and (9) seeking mandatory holding periods for executives to hold stock after option exercise.

Mergers and Corporate Restructurings

The Funds generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

The Funds generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

The Funds will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

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Certain Foreign Securities

In certain foreign jurisdictions the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.”  For example, the Fund may be prevented from selling shares of the foreign security for a period of time if the sub-adviser exercises its proxy voting rights. This is known as “share-blocking.”  There are occasions where the proxy statements and ballots for foreign securities are not communicated to the Sub-Adviser in a timely manner based on the required timeframes of the local jurisdiction, or do not contain sufficient information on which to base a reasoned vote.  Some foreign securities must be voted in person at the shareholder meeting.

The Funds recognize that voting a proxy might not be in the best interests of the Fund in these and other similar circumstances.  Accordingly, the Funds may wish to abstain from a proxy vote based on a determination that casting a vote would not be in the economic best interests of the shareholders of the Funds.

Social and Environmental Issues

The Funds generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.

The Funds generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of genetically modified organisms; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings, as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities, as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting, reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

The Funds will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting reports on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting a company to increase the diversity of the board; (17) calling for companies to report on the risks associated with outsourcing and/or offshoring; and (18) requesting a board committee to review and report outlining the company’s operations in Iran.

Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise.  Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and the Funds’ votes are cast in a manner that the Funds believe is in the best interest of the applicable portfolio and its shareholders.

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Conflicts of Interest

The Fund recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies.  Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a Trust portfolio, the portfolios themselves will not have a conflict of interest with Fund shareholders in the voting of proxies.  The Funds expect each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund portfolio and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

Fund of Funds

In the event that one or more Funds participates in a “fund of funds” arrangement with another Fund, the potential exists for an apparent or actual conflict of interest.  For example, if the Fund of Funds invests in shares of another Fund (an “underlying Fund’) it is possible that the Fund of Funds may own a majority, if not all, of the shares or a class of shares of the underlying Fund, and thus control the outcome of the proxy vote in the underlying Fund.  In such circumstances, it is the policy of the Fund of Funds to vote proxies of the underlying Fund in a manner the independent Trustees believe is in the best interest of the Fund of Funds.

Disclosure of Proxy Voting Guidelines and Voting Records

The Funds will fully comply with all applicable disclosure obligations under the Rule.  These include the following:

▪
Disclosure in shareholder reports that a description of the Funds’ Proxy Voting Guidelines are available upon request without charge and information about how it can be obtained (e.g., Trust website, SEC web site, and toll free phone number).

▪	Disclosure in the Funds’ Statement of Additional Information (SAI) the actual policies used to vote proxies.

▪
Disclosure in shareholder reports and in the SAI that information regarding how the Funds voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Funds will file all required reports regarding the Funds’ respective actual proxy voting records on Forms N-PX on an annual basis as required by the Rule.  This voting record will also be made available to shareholders.

The Funds will respond to all requests for guideline descriptions or proxy records within three (3) business days of such request.

Maintenance of Proxy Voting Records

The Funds’ administrators, advisers, and/or sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in the Fund portfolio as required by the Rule.  These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy.  Applicable records shall be maintained for a period of six (6) years.

Review of Proxy Voting Guidelines

This guideline as well as the proxy voting guidelines of all Fund advisers and sub-advisers will be reviewed at least annually.  This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated:           January 1, 2008

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OLD MUTUAL CAPITAL, INC.

PROXY VOTING POLICY

Introduction

Old Mutual Capital, Inc. (“OMCAP”) recognizes that proxies for companies whose securities are held in the Old Mutual Funds have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s).  Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.

Except for any Funds that OMCAP directly manages itself, OMCAP delegates proxy voting authority and responsibility to sub-advisers of the Old Mutual Funds.  In turn, the sub-advisers are expected to adhere to this Policy, relevant securities laws and their own internal proxy voting policies.  All sub advisers to the Old Mutual Funds are required to have such policies and keep records of their proxy voting under Investment Advisers Act Rules 206(4)-6 and Rule 204-2, as amended.

OMCAP Proxy Voting Policies

Proxy Oversight Committee

OMCAP has established a Proxy Oversight Committee (the “Committee”), consisting of the following employees of OMCAP:

•	Portfolio Manager
•	Trader
•	General Counsel
•	Chief Compliance Officer and
•	Chief Executive Officer

The Committee is primarily responsible for:

♦	Approving OMCAP’s Proxy Voting Policy (the “Policy”) and related Procedures;
♦	Reviewing reports of proxy votes cast;
♦	Reviewing proxies that are voted in a manner inconsistent with the recommendations of a designated, independent third-party proxy research provider;
♦	Seeking to identify and properly address material conflicts of interest that may arise;
♦	Reviewing the proxy voting policies of sub advisers; and
♦	Acting as a resource for OMCAP portfolio managers and sub advisers on proxy matters, if requested.

Sub-advisers are not mandated to use the Committee in any capacity.

Proxy Voting Service

The Committee has authorized the appointment of Institutional Shareholder Services (“ISS”), a division of RiskMetrics Group, to provide research on proxy matters and voting recommendations, and to cast votes on behalf of OMCAP.  ISS executes and maintains appropriate records related to the proxy voting process, and OMCAP has access to those records.  OMCAP maintains records of differences, if any, between this Policy and the actual votes cast.

Proxy Voting Guidelines

OMCAP reviews voting recommendations made to it by ISS and the Committee has determined that the policy provides guidance in the best interest of our clients.  A copy of these guidelines is included as an Exhibit (II-7) to the Consolidated Compliance Policies and Procedures Manual.

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Conflict of Interest Identification and Resolution

OMCAP seeks to minimize the potential for conflict by utilizing the services of ISS to provide voting recommendations that are consistent with relevant regulatory requirements. Occasions may arise during the analysis and voting process in which the best financial interests of clients might conflict with the interests of ISS. ISS has developed a “chinese wall” as security between its proxy recommendation service and the other services it and its affiliated companies provide to clients who may also be a portfolio company for which proxies are solicited.

While it is generally expected that most proxies will be voted consistent with ISS recommendation, there may be instances where OMCAP believes that under the circumstances, an issue should be voted in a manner which differs from the ISS recommended vote.  In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, OMCAP may consider information from various sources, such as other investment professionals, management of the company conducting the proxy, shareholder groups, and other relevant sources. Instances in which proxies are voted against ISS recommendations are considered “Overrides” and all such overrides must be described on the attached Proxy Voting Override Form and approved by the CIO and CCO and subsequently reported to the Committee.  In approving any Override, the CIO and CCO will use their best judgment to ensure that the vote is cast in the best economic interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, OMCAP also has developed a Proxy Vote Watch List (the “Watch List”).  The Watch List, which is maintained by OMCAP Investors (a division of OMCAP), summarizes public companies with whom OMCAP may have a material conflict of interest with a client in voting a proxy.  These may include the following situations:

•	Public companies with whom OMCAP has a current or prospective material business relationship;
•	Public companies for whom OMCAP directly or indirectly provides investment advisory services (e.g. a separate account client, a wrap sponsor);
•	Public companies where a OMCAP employee, or spouse of a OMCAP employee, is a senior officer, director or has a material business relationship; and
•	Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved that related to companies for which a potential conflict of interest has been identified are reviewed by the Committee for its evaluation and input as to how the conflict of interest should be resolved.  If a member of the Committee is the source of the conflict, that member will not participate in the Committee decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action:  (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

Duty of Employees

Employees are required to report to the CCO any attempted or actual improper influence regarding proxy voting.

Disclosure to Clients

OMCAP’s Form ADV will include a description of this Policy and, upon request, OMCAP Inc. will provide clients a copy of the complete Policy.  OMCAP will also provide to clients, upon request, information on how their securities were voted.  OMCAP also will periodically report to the Boards of Trustees of the Old Mutual Funds regarding

1.	Votes cast differently than the ISS recommendations;
2.	Votes cast where a conflict of interest exists; and
3.	Instances where, for whatever reason, OMCAP fails to vote a proxy.

In each case, a brief explanation of the circumstances and resolution will be included.

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OMCAP Proxy Voting Operational Procedures

Reconciliation Process

OMCAP and the custodian each provide holdings to ISS on a daily basis.  Proxy materials are sent to ISS, which verifies that materials for future shareholder meetings are received for each record date position.  ISS researches and resolves situations where expected proxy materials have not been received.  ISS also notifies OMCAP of any proxy materials received that were not expected.

Voting Identified Proxies

A proxy is identified when it is reported through the ISS automated system or when a custodian bank notifies ISS of its existence.   As a general rule, OMCAP votes all U.S. and non-U.S. proxies to which OMCAP is entitled to vote that are identified within the solicitation period.  OMCAP may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy.  For example, if OMCAP is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” OMCAP generally abstains from voting that proxy.

Although not necessarily an exhaustive list, other instances in which OMCAP may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client’s securities lending program; (2) instances when proxy materials are not delivered in a manner that does not provide OMCAP sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Oversight Procedures

1.	OMCAP prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

2.
OMCAP also prepares a Proxy Override Summary Report that documents all votes that were overridden during the period.  The Proxy Override Summary Report describes any potential conflicts of interest that have been identified and their resolution.  These reports are periodically reviewed by the Committee and presented to the Trustees of the Old Mutual Funds.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

o	These policy and procedures, and any amendments thereto;
o	Each proxy statement (the majority of which are maintained on a third-party automated system);
o	Record of each vote cast ;
o	Documentation, if any, created by OMCAP that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
o	Various reports related to the above procedures; and
o	Each written client request for information and a copy of any written response by OMCAP to a client’s written or oral request for information.

Sub-Adviser Proxy Voting

Each sub-adviser is required to prepare a Proxy Voting Record Report for OMCAP on at least an annual basis.  The Proxy Voting Record Report includes all proxies that were voted during a period of time.  Each sub-adviser also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material conflict of interest, as well as proxy votes made inconsistently with the sub-advisers own proxy voting policies, or proxies not voted at all.

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Sub Adviser Maintenance of Proxy Voting Records

The following records must be maintained by a sub adviser for a period of six years, with records being maintained for the first two years on site:

•	These policy and procedures, and any amendments thereto;

•	Various reports prepared according to the above procedures; and

•	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-adviser will maintain the records required to be maintained under the federal securities laws.

Form N-PX

Under Investment Company Act Rule 30b1-4, each Trust of the Old Mutual Funds is required to file on or before August 31 of each year a report on Form N-PX, detailing how the Funds voted each portfolio company proxy during the twelve month period ended on June 30 of that year.  OMCAP’s Compliance and Legal Departments are responsible for working with the Funds’ sub advisers and custodians to prepare and file such yearly reports.

Website

The Forms N-PX for each Trust in the Old Mutual Funds, as filed, also will be available through the Funds’ website.

 Dated:                 January 1, 2008

Amended:     April 1, 2009
Amended:     June 1, 2010

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EXHIBIT B

Analytic Investors, LLC
Proxy Voting Policy and Procedure

Analytic Investors, LLC (“Analytic”) assumes a fiduciary responsibility to vote proxies in the best interest of its clients.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight Committee

Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic has established a Proxy Oversight Committee (the “Committee”), to oversee the proxy voting process.  The Committee consists of at least one of the firm’s Chief Investment Officer, the Chief Compliance Officer, and the Proxy Coordinator.  The Committee seeks to develop, recommend, and monitor policies governing proxy voting.  The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices.  Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies.  To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record.  Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines.  A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests.  A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Proxy Coordinator. Upon notification the Proxy Service’s recusal from voting, Analytic’s Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service.  At least two members of Analytic’s Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service.  Analytic’s Proxy Committee will not override the voting guidelines of the Proxy Service.  A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients.   A copy of these guidelines is attached.

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Proxy Voting Record

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Proxy Coordinator at 1-800-618-1872.  The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:

• Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

• Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic)

• Records of votes cast on behalf of clients

• Records of written client requests for voting information

• Records of written responses from Analytic to both written and verbal client requests

• Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.

12.19.2008

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Ashfield Capital Partners, LLC

Proxy Voting Policy and Procedures

I.           Overview

Ashfield Capital Partners, LLC (“ACP”) currently votes proxies for some of its discretionary advisory client accounts.  Most clients retain the right to vote their own proxies.  ACP has outsourced the proxy voting process to Institutional Shareholder Services (“ISS”) and adopted ISS’s Proxy Voting Guidelines (summary of ISS guidelines are on Exhibit A).

In addition, unless the plan administrator or client accounts, which are subject to the Employment Retirement Income Security Act of 1974, as amended (“ERISA”), requires ACP to vote proxies for such accounts, the plan administrator will retain proxy-voting responsibilities.

II.           Rule 206(4)-6 under the Advisers Act

A.           Requirements of Rule 206(4)-6

Rule 206(4)-6 makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless the adviser:

•
Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Discloses to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnishes a copy of the policies and procedures to the requesting client.

B.           Record-Keeping Requirements under Rule 204-2

Investment advisers that vote proxies on behalf of clients are required to maintain the following books and records:

•	Copies of the adviser’s proxy voting policies and procedures;

•	A copy of each proxy statement that the adviser receives regarding client securities. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC’s EDGAR system;

•	A record of each vote cast by the adviser on behalf of a client;

•
A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision.  For example, some advisers adopt general policies on how they will vote on certain issues; and

•
A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser vote proxies on behalf of the requesting client.

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III.           Proxy Voting Requirements – ERISA Accounts

Typically an employee benefit plan is covered by ERISA unless it is (1) an individual retirement account or annuity established by an individual employee to which his/her employer does not contribute; (2) a plan which covers only the sole owner of a business (incorporated or unincorporated) and/or his/her spouse; (3) a partnership pension plan which covers only partners and their spouses; or (4) a governmental plan.  ERISA accounts include those established by pension plans, profit sharing and 401 (K) plans and their trusts.

The Department of Labor (“DOL”) has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser’s management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents.

The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

•	Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser;

•	An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures;

•
In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries.  An investment adviser must consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other DOL pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return); and

•
The plan administrator is required to periodically monitor the adviser’s voting activities.  The monitoring activities and the voting activities (including the votes cast in each particular case) must be documented.

IV.           Proxy Voting Compliance Procedures

A.           Advisers Act

•	ACP currently is responsible for voting proxies for certain client accounts.

•	The Director of Client Services, who handles any conflicts of interest identified by ISS, monitors proxy voting.

•	ACP will maintain documentation on how each proxy was voted for client accounts.

•	Generally, all client proxies will be voted in the same manner.

•	Copies of actual proxies are not always maintained, but are available from the EDGAR database on the SEC’s Web site.

•	ACP Employees are not permitted to sit on public company boards of directors to avoid conflicts of interest.

•	ACP’s Form ADV Part II, Schedule F, has been amended to include a disclosure about how clients can obtain information on ACP’s proxy voting policies and procedures.

•	In the event that a client requests a copy of ACP’s proxy voting policies, a copy of this Policy should be provided.

•	In instances where ACP does not have voting responsibilities, ACP must immediately forward all proxy materials received by ACP to the client or to such other third party designated by the client.

B.           ERISA

•	ACP’s investment management agreements for ERISA accounts will specifically address the issue of who is responsible for voting client proxies.

•	Unless the ERISA plan administrator retains proxy-voting authority, ACP is required to vote ERISA client proxies.

•
In instances where ACP does not have voting responsibility, ACP must immediately forward all proxy materials received by ACP to the client or to such other third party designated by the plan administrator.

•	In instances where ACP has voting responsibility on behalf of an ERISA client, ACP will rely on ISS to vote proxies.

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Barrow, Hanley, Mewhinney & Strauss

Proxy Voting

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm's proxy policies and procedures to clients.  BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains Institutional Shareholder Services (ISS) for corporate governance research and beginning January 1, 2007, BHMS will use ISS policy recommendations. The director of equity operations, who serves as the proxy coordinator, will review each proxy for each company to insure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

•
BHMS’ Proxy Oversight Committee reviews and reevaluates ISS policies. Policy modifications and updates implemented by ISS will be reviewed by the Proxy Oversight Committee on an on-going basis to assure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes the president, two portfolio managers and the proxy coordinator.

Conflicts of Interest

•
All proxies will be voted uniformly in accordance with ISS recommendations unless BHMS overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement the Firm's policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, including:

•	BHMS sends a daily electronic transfer of all stock positions to ISS.
•	ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.
•	The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.
•	ISS verifies that every vote is received, voted and recorded.
•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.
•	BHMS scans all voting records and saves digital copies to the network which is backed up daily.
•	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing clientservices@barrowhanley.com.
•
BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

•
If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.
•	The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

➢	These policies and procedures and any amendments;
➢	A record of each vote cast;
➢	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and
➢	A copy of each written request from a client for information on how BHMS voted such client's proxies and a copy of any written response.

The director of equity operations/proxy coordinator is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.

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Copper Rock Capital Partners, LLC
Proxy Voting Policy
(as of June 2008)

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients' best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines
Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies.  To assist in this effort, Copper Rock has retained Risk Metrics (formerly Institutional Shareholder Services) to research and vote proxies.  Risk Metrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on Risk Metrics to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client.  There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner.  Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override Risk Metricsvote recommendations under certain circumstances.  Copper Rock will only do so if it believes that changing such vote is in the best interest of clients.  All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the Risk Metrics recommendation.

Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests.  In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and Risk Metrics before such conflict of interest existed.  Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients.  If Copper Rock determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies
Copper Rock has adopted the proxy voting policies developed by Risk Metrics.   The policies have been developed based on Risk Metrics’s independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value.  Copper Rock may change its policies from time to time without providing notice of changes to clients.

Risk Metrics proxy voting policies include:

Management Proposals:  Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)
•	Approval of Independent Auditors
•	Executive Compensation Plans
•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

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Shareholder Proposals:  At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations.  Proxies will generally be voted against proposals motivated by political, ethical or social concerns.  Proposals will be examined solely from an economic perspective.  Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals:  Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis.  These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal.  The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings
•	Amendments to the Articles of Association
•	Non-Executive Director Compensation Proposals (cash and share based components)
•	Increasing Borrowing Powers
•	Debt Issuance Requests

Voting Process
Copper Rock has appointed the manager of operations to act as proxy coordinator.  The proxy coordinator acts as coordinator with ISS ensuring proxies Copper Rock is responsible to vote are forwarded to ISS and overseeing that Risk Metrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After Risk Metricsis notified by the custodian of a proxy that requires voting and/or after Risk Metrics cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, Risk Metrics will review the proxy and make a voting proposal based on the recommendations provided by Risk Metrics’ research group.  Any electronic proxy votes will be communicated to the proxy solicitor by Risk Metrics’ Global Proxy Distribution Service  while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  Risk Metrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis.  Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Risk Metrics/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140.  The report will be provided free of charge.

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DWIGHT ASSET MANAGEMENT COMPANY

PROXY VOTING POLICY AND PROCEDURES

Dwight Asset Management Company (“Dwight”) is a registered investment adviser specializing in fixed income and stable value strategies.  As a stable value and fixed income manager, Dwight generally does not purchase voting securities on behalf of its clients.  To the extent that a proxy voting situation arises, Dwight assumes a fiduciary responsibility to vote proxies in the best interest of its clients.  In addition, with respect to employee benefit plans governed by the Employee Retirement Income Security Act (“ERISA”) with respect to which Dwight has been granted voting discretion, Dwight is responsible as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that Dwight may fulfill these fiduciary responsibilities, Dwight has adopted and implemented these written policies and procedures which are designed to ensure that it votes proxies in the best interest of its clients.

Proxy Oversight Committee

Dwight has established a Proxy Oversight Committee (the “Committee”), consisting of the Chief Investment Officer, Head of Credit and the Chief Compliance Officer.  The Committee is primarily responsible for:

•	Approving Dwight’s Proxy Voting Policy and Procedure.
•	Reviewing proxy voting requests and determining the appropriate response.
•	Seeking to identify and properly address conflicts of interest, or potential conflicts of interest, that may arise in the context of voting proxies.
•	Reporting to the Investment and Risk Management Committee on a periodic basis.

The Committee has also authorized the Chief Compliance Officer or his or her designee to coordinate, execute and maintain appropriate records related to the proxy voting process.

Proxy Voting Guidelines

Dwight acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies.  If a client’s custodian notifies Dwight of a proxy that requires voting on behalf of a client, Dwight will vote the proxy in accordance with these guidelines and any written guidelines or instructions from clients.  In the event a client’s written guidelines or instructions conflict with what is contained in this Policy, the client’s written guidelines or instructions will prevail.

These guidelines are not rigid policy positions.  Dwight will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate.  There may be occasions when Dwight determines that not voting a proxy may be in the best interest of a client, for example, when the cost of voting the proxy exceeds the expected benefit to the client.  Dwight may change these guidelines from time to time without providing notice of these changes to its clients.

Dwight’s general proxy voting policy is described below along with Dwight’s intended voting practices.

1.
General:   It is Dwight’s policy to review each proxy statement on an individual basis and to base its voting decision on its judgment of what will serve the financial interests of its clients, the beneficial owners of the security.  Economic and any other pertinent considerations will be evaluated.

2.
Management Proposals:  In general, it is Dwight’s intention to vote on proposals introduced by company management in accordance with management’s recommendations on the following types of management proposals:

•	Election of Directors
•	Approval of Independent Auditors
•	Executive Compensation Plans
•	Corporate Structure and Shareholder Rights

3.
Shareholder Proposals:  At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations.  Dwight will examine each issue solely from an economic perspective.  Generally Dwight will vote with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and support the shareholder initiatives concerning the maximization of shareholder value.

4.
Other Situations:  No proxy voting policy can anticipate all potential proxy voting issues that may arise or address all the potential intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here.  Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and Dwight’s vote is cast in a manner that we believe is in the best interest of the affected client(s).

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Conflicts of Interest

Occasions may arise during the voting process in which a client’s financial interests conflict with Dwight’s interests.  A conflict of interest may exist, for example, if Dwight has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  A business relationship includes, but is not limited to, employees serving as a director of the company or Dwight managing a company’s pension fund.  If Dwight is aware of a conflict of interest, Dwight will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

Voting Process

Dwight has charged its Chief Compliance Officer or his or her designee with responsibility for acting as liaison with clients’ custodian banks and assisting in the coordination and voting of proxies.  After the Chief Compliance Officer or designee is notified of a proxy that requires voting, he or she will submit the proxy to the Proxy Oversight Committee for voting in-line with these procedures.   The Chief Compliance Officer or designee is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Dwight will maintain the following records for five years from the end of the fiscal year during which the record was created in an easily accessible place, the first two years in its office:
•	Dwight’s proxy voting policies and procedures, and any amendments thereto;
•	Proxy statements received regarding client securities;
•	Records of votes cast on behalf of clients;
•	Records of written client requests for voting information;
•	Records of written responses from Dwight to both written and verbal client requests; and
•	Any other documents prepared that were material to Dwight’s decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a Voting Proxy Report

Clients may request additional copies of these policies and procedures and/or a report on how their individual securities were voted by calling or writing Daniel Whitcomb, Compliance Officer, at 100 Bank St., Suite 800, Burlington, VT 05401 / (802) 383-4000.

August 2003
As amended December 2005

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EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND PROCEDURES

The exercise of proxy voting rights is an important element in the successful management of clients' investments.  Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients.  We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of clients' assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities.  We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position.  We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of clients' positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority.  With respect to takeover offers, Eagle calculates a "going concern" value for every holding.  If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance.  While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.           Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification.  As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II.	Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.
Confidential Voting.  We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.
Greenmail.  Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.
Indemnification of Directors.  We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.
Opt Out of Delaware.  We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.
Increases in Common Stock.  We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

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Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.
Fair Price Amendments.  We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.
Blank Check Preferred Stock.  We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

E.
Golden Parachutes.  We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.
Poison Pills.  We believe poison pill defenses tend to depress the value of shares.  Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.
Shareholder Rights.  We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.
Directors-Share Ownership.  While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.
Independent Directors.  While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

F.
Employee Stock Ownership Plans (ESOPs).  We evaluate ESOPs on a case-by-case basis.  We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock.  For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders.  We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase.  We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

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III.	Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis.  We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues.  However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management.  However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value.  Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.	Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares.  Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals.  (App S40—S65)

Examples of proposals in this category include:
1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
	a.	Animal Testing.
	b.	Animal Experimentation.
	c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
	a.	CERES Principles.
	b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
	a.	MacBride Principles.
14.	Nuclear Power.
	a.	Nuclear Waste.
	b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
	a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

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VII.	Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.	Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

➢	Copy of each proxy statement received.
➢	Record of each vote cast.
➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

Attached is appendix A which details Eagle’s proxy voting guidelines for Routine, Non-Routine and Non-Routine Shareholder proposals.

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Heitman Real Estate Securities LLC
Proxy Voting Policies and Procedures
May 2008

Heitman Real Estate Securities LLC (“HRES”), a wholly-owned subsidiary of Heitman LLC (“Heitman”), provides investment advisory services to its clients with respect to publicly traded real estate securities.  It is HRES’s general policy that with respect to all clients where HRES has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

HRES utilizes the services of an independent unaffiliated proxy firm, ISS Governance Services (“ISS”).  ISS is responsible for:  notifying HRES in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

HRES will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by HRES.  There may also be occasions when HRES determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as (i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if HRES is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.”

HRES’s general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case

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The foregoing are only general guidelines and not rigid policy positions.

HRES has established a Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”), consisting of HRES’s Chief Investment Officer, Heitman’s Chief Financial Officer,  HRES’s Deputy Compliance Officer and Heitman’s in-house Special Counsel.  The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a HRES portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, HRES’s Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which HRES is entitled to vote. HRES’s proxy voting policy is as follows:

(a)
HRES’s Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of “FOR”, “AGAINST”, “ABSTAIN”, and “WITHHOLD” recommendations received from ISS with respect to the issues on a particular proxy;

(b)	HRES’s Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within HRES who is responsible for review of the company conducting the proxy;

(c)
In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the HRES portfolio manager may consider information from various sources, such as another HRES portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between HRES and its clients with respect to such proxy;

(d)
The HRES portfolio manager will return the Proxy Analysis Report to HRES’s Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between HRES and its clients with respect to such proxy.  Instances where the HRES portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered “exceptions;”

(e)	With respect to any proxy, HRES’s Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of HRES’s Proxy Committee;

(f)
HRES’s Proxy Committee may confirm or overturn any recommendations by HRES’s portfolio manager.  In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, HRES’s Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy.  Although any three members of the Proxy Committee shall constitute a quorum for the purposes of conducting the Proxy Committee’s business, the votes of not less than three members of the overall Proxy Committee shall be required to confirm any recommendations by HRES’s portfolio manager to vote any proxy issue contrary to the ISS recommendation as to how to vote that issue;

(g)
In all instances where a Proxy Vote Exception Report has been generated, HRES’s Deputy Compliance Officer or another member of HRES’s Proxy Committee will inform HRES’s Proxy Voting Clerk in writing of the Proxy Committee’s determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a “Proxy Committee Report”);

(h)
Wherever a Proxy Committee Report has been generated for a particular proxy, HRES’s Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular HRES client has advised HRES in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance HRES’s Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

(i)	In all other cases, HRES’s Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

(j)
The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

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The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest:  (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

The following proxy materials and records are maintained by HRES for a period of five years in an easily accessible place, the first two years in HRES’s office:

o	These policies and procedures, and any amendments thereto;

o	Each proxy statement (maintained on the ISS website);

o	Record of each vote cast and each abstention (maintained on the ISS website);

o	Documentation, if any, created by HRES that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

o	Any other reports or memorializations prepared according to the above procedures; and

o	Each written client request for information and a copy of any written response by HRES to a client’s written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling HRES’s Deputy Compliance Officer at 1-800-225-5435, ext. 4150.   The report will be provided free of charge.

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THOMPSON, SIEGEL & WALMSLEY LLC

PROXY VOTING POLICY

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies.  TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis.  TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”).  TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices.  TS&W has retained the services of RiskMetrics Group (RMG).  RMG is a Registered Investment Adviser under the Investment Advisers Act of 1940.  As a leading provider of proxy voting and corporate governance services with 20+ years of experience, RMG serves more than 1,700 institutions.  RMG’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide.  RMG provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of RMG’s standard voting guidelines which include:

• Operational Issues	• Corporate Responsibility
• Board of Directors	• Consumer Issues and Public Safety
• Proxy Contests	• Environment and Energy
• Anti-takeover Defenses and Voting Related Issues	• General Corporate Issues
• Mergers and Corporate Restructurings	• Labor Standards and Human Rights
• State of Incorporation	• Military Business
• Capital Structure	• Workplace Diversity
• Executive & Director Compensation	• Mutual Fund Proxies
• Equity Compensation Plans
• Specific Treatment of Certain Award Types in Equity Plan Evaluations
• Other Compensation Proposals & Policies
• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring RMG’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, RMG may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals.  TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns.  TS&W and RMG will examine each issue solely from an economic perspective.

•	A complete summary of RMG’s voting guidelines, domestic & foreign, are available at:
www.riskmetrics.com/sites/default/files/RMG2009SummaryGuidelinesUnitedStates

Conflicts of Interest

•
Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W’s interests.  Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct RMG to vote using RMG’s standard policy guidelines which are derived independently from TS&W.

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Proxy Voting Process:

•
Upon timely receipt of proxy materials, RMG will automatically release vote instructions on client’s behalf as soon as custom research is completed.  TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

•
The Proxy Coordinator will monitor the voting process at RMG via Governance Analytics website (RMG’s online voting and research platform).  Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with RMG.

•	For proxies not received at RMG, TS&W and RMG will make a best efforts attempt to receive ballots from the clients’ custodian.

•	TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

•
Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via Governance Analytics website and via email.  TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

•	All proxies are voted solely in the best interest of clients.

•	Proactive communication takes place via regular meetings with RMG’s Client Relations Team.

Practical Limitations Relating to Proxy Voting

While TS&W makes a best effort to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so.  Identifiable circumstances include:

•	Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder,

•	Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

•
Securities Lending.  Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date.  Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

•
Failure to Receive Proxy Statements.  TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports

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The proxy information is maintained by RMG. on TS&W’s behalf and includes the following:  (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision.  TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.

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Clients will be notified annually of their ability to request a copy of our proxy policies and procedures.  A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling   us toll free (800) 697-1056.

Compliance approved - Rev. 05/19/2009

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INTERNATIONAL SHAREHOLDER SERVICES, INC.

PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The International Shareholder Services, Inc. (“ISS”) Proxy Voting Manual.

OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

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2.           BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

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DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

•	Majority of independent directors on board

•	All-independent key committees

•	Committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of outside directors

•	Established governance guidelines

•	Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.           PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.           ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

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SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.           MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

•	Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

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LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spin-off

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

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6.           STATE OF INCORPORATION

CONTROL SHARE ACQUISITION

Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7.           CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

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REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8.           EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

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DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

•	Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

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401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based

•	Whether the proposal extends beyond executive awards to those of lower-ranking employees

•	Whether the company’s stock-based compensation plans meet ISS’s SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base salary plus guaranteed benefits

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9.           SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•	The availability and feasibility of alternatives to animal testing to ensure product safety, and

•	The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out

•	The nature of the company’s business and the proportion of it affected by the proposal

•	The proportion of company sales in markets requiring labeling or GMO-free products

•	The extent that peer companies label or have eliminated GMOs

•	Competitive benefits, such as expected increases in consumer demand for the company’s products

•	The risks of misleading consumers without federally mandated, standardized labeling

•	Alternatives to labeling employed by the company.

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Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The extent that peer companies have eliminated GMOs

•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business

•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities.

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ADVERTISING TO YOUTH:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

•	The percentage of the company’s business affected

•	The feasibility of a spin-off

•	Potential future liabilities related to the company’s tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

•	The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•	Environmentally conscious practices of peer companies, including endorsement of CERES

•	Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

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GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or

•	The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are switching from fossil fuels to cleaner sources

•	The timetable and specific action prescribed by the proposal

•	The costs of implementation

•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels.

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CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U.S. regulations on investing in the country

•	Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories

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Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components

•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs

•	Whether the company currently or in the past has manufactured cluster bombs or their components

•	The percentage of revenue derived from cluster bomb manufacture

•	Whether the company’s peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

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SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or

•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or

•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm

•	History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation

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SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws

•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

•	The industry norm for including sexual orientation in EEO statements

•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.           MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure

•	Director independence and qualifications

•	Attendance at board and committee meetings.

•	Votes should be withheld from directors who:

•
Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Are interested directors and sit on the audit or nominating committee, or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity

•	Votes on related proposals.

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PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the issues

•	Past shareholder activism, board activity, and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of directors

•	Experience and skills of director candidates

•	Governance profile of the company

•	Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance compared to peers

•	Resulting fees relative to peers

•	Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund’s target investments

•	The reasons given by the fund for the change

•	The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

CHANGE IN FUND’S SUBCLASSIFICATION

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company

•	The fund’s past performance

•	Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation

•	Regulatory standards and implications.

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Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•	Removal of shareholder approval requirement for amendments to the new declaration of trust

•
Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•	Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND’S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the advisor’s management.

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EXHIBIT C

PORTFOLIO MANAGER DISCLOSURE

As of March 31, 2010

INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER	NAME OF FUND	DOLLAR RANGE OF INVESTMENTS IN EACH FUND
James P. Barrow	Barrow Hanley Value Fund	Over $1,000,000
Dennis Bein	Analytic U.S. Long/Short Fund	None
Ryan Brown	Analytic U.S. Long/Short Fund	$1 - $10,000
David Cavanaugh	Strategic Small Company Fund	None
Harindra de Silva	Analytic U.S. Long/Short Fund	None
Bradley J. Fretz	Large Cap Growth Fund	None
	Strategic Small Company Fund	None
David R. Hardin	Barrow Hanley Core Bond Fund	None
Brett P. Hawkins	TS&W Mid-Cap Value Fund	$10,001 - $50,000
Jerome J. Heppelmann	Focused Fund	$500,001 - $1,000,000
Kelli K. Hill	Large Cap Growth Fund	None
Jeffrey A. Johnson	Strategic Small Company Fund	None
Peter A. Johnson	Large Cap Growth Fund	None
	Strategic Small Company Fund	None
W. Frank Koster	Dwight Intermediate Fixed Income Fund	None
	Dwight Short Term Fixed Income Fund	None
J. Stephen Lauck	Large Cap Growth Fund	None
Marc W. Lieberman	Large Cap Growth Fund	None
Mark C. Luchsinger	Barrow Hanley Core Bond Fund	None
Edwin A. Martin	Dwight Intermediate Fixed Income Fund	None
	Dwight Short Term Fixed Income Fund	None
Todd McCallister	Strategic Small Company Fund	None
J. Scott McDonald	Barrow Hanley Core Bond Fund	None
Edward B. Meigs	Dwight High Yield Fund	None
Michael K. Moran	Old Mutual Heitman REIT Fund	None
Paul Norris	Dwight Intermediate Fixed Income Fund	None
	Dwight Short Term Fixed Income Fund	None
Deborah A. Petruzzelli	Barrow Hanley Core Bond Fund	None
John S. Pickler	TS&W Mid-Cap Value Fund	None
Timothy J. Pire	Heitman REIT Fund	$10,001 - $50,000
Greg Poulos	Strategic Small Company Fund	None
Frank H. Reichel III	TS&W Small Cap Value Fund	Over $1,000,000
Sean M. Slein	Dwight High Yield Fund	None
Stacey Serafini Thomas	Strategic Small Company Fund	None
J. Stephen Thornborrow	Large Cap Growth Fund	None
	Strategic Small Company Fund	None
Tucker Walsh	Strategic Small Company Fund	None
John S. Williams	Barrow Hanley Core Bond Fund	None
Derrick M. Wulf	Dwight Short Term Fixed Income Fund	None
	Dwight Intermediate Fixed Income Fund	$10,001 - $50,000
Jeffrey D. Yurk	Old Mutual Heitman REIT Fund	None

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DESCRIPTION OF COMPENSATION STRUCTURE

Analytic

 Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus.  Bonus amounts are determined using the following factors:  the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period.  Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole.  Strategy performance information is based on pre-tax calculations for the prior calendar year.  No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account.  Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and Analytic’s clients.  Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment.  Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Ashfield

Ashfield is committed to providing industry competitive benefits and compensation to its employees.  Compensation incentives currently in place for all employees, including investment professionals, consist of base salary plus participation in Ashfield’s discretionary incentive bonus program based on the firm’s overall performance and the employee’s individual contributions to the firm’s success.

All employees share in the profits of Ashfield through the firm’s Profit Sharing Plan.  Additionally, investment professionals and certain key employees have either an equity stake in the firm through ACO Partners (formerly known as Ashfield & Co.) or have been granted a profits interest in the firm through Ashfield Participation LP.  Compensation payments made through Ashfield’s discretionary bonus program and the firm’s profit sharing plan are based on the firm’s calendar year profitability.  Employees with an equity stake in the firm and those who have been granted a profits interest in Ashfield receive quarterly distributions based upon the firm’s profits.

Barrow Hanley

In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually.  Analysts and portfolio managers are rated on their value added to the team-oriented investment process.  Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager.  Compensation is not tied to a published or private benchmark.  It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business.  Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit.  The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team.  The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance.  Lastly, many of our key investment personnel have a long-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

Copper Rock

Copper Rock is committed to retaining all members of its senior management team by offering a competitive salary, broad distribution of equity, and partnership bonuses.

•
Base Salary.  Each investment professional is paid a fixed base salary, which varies among investment professional depending on the experience and responsibilities of the portfolio manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

•
Bonus.  Each investment professional is eligible to receive an annual bonus.  Bonus amounts are principally tied to firm profitability and the individual’s contribution to the team. Greater emphasis is placed on investment performance and a smaller portion of the bonus is based on qualitative factors, which may include marketing and client service activities.

•	Equity Distribution. The majority of all investment professionals have a substantial equity stake in the firm.

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Dwight

Dwight compensates Portfolio Managers and other investment professionals through a competitive base salary and an annual profit-sharing bonus. As of May 2008 certain key investment and senior management personnel are potentially eligible to participate in an Equity Plan, which permits certain Dwight employees to own, in aggregate, up to 24.9% of the firm over time.

Portfolio Managers receive a competitive base salary (50-80% of compensation) and participate in an annual profit-sharing bonus (20-50% of compensation). The portion of bonus based on investment performance is approximately 70%. Performance is measured based on the excess returns generated by individual sector portfolio management teams over the prior year. The portion of bonus based on subjective criteria is approximately 30%. These components include teamwork, overall performance, and firm profitability. Equity Plan participation would generally take the place of a portion of profit-sharing participation in a particular year.

The portion of variable compensation that relates to investment performance is based on several factors and would generally be made on a calendar year assessment, would be pre-tax and would consider performance versus appropriate indices and other relevant factors.

Eagle

The compensation package for Eagle portfolio managers consists of three elements: a fixed base salary, an annual bonus, and the option to participate in a deferred compensation program.  Portfolio managers receive benefits from Eagle’s parent company, Raymond James Financial (RJF), including a 401(k) program, profit sharing and an Employee Stock Purchase Plan.

•	Base Salary. Portfolio managers are paid a base salary that is competitive with other Portfolio managers in the industry, based on industry surveys.

•
Revenue Sharing Program.  Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long-term.  Each portfolio manager’s revenue-sharing is based on the revenues earned in their specific investment program(s).  A portion of Mr. McCallister’s and Ms. Thomas’ annual revenue sharing bonus is paid in the form of restricted stock in RJF. This stock vests three years after its award.

•
Non-qualified Stock Option Program.  Portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following the date of the grant, and a portion of the options vest based upon investment performance.

•	Deferred Compensation Program. Mr. McCallister and Ms. Thomas receive additional compensation in the form of a deferred cash compensation arrangement with the firm.

Portfolio manager’s compensation is based upon all accounts managed and performance is evaluated annually.  Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Heitman

Heitman LLC, the parent company of Heitman, instituted a new compensation/incentive structure in 2010.  There is a two-tiered compensation/incentive structure for employees. The first tier consists of the 16 senior employees, including Heitman’s lead portfolio manager, who hold a 50% equity interest in the business. Equity ownership provides a carrot for retention of key personnel and, equally important, this structure creates alignment of interest between Heitman LLC and Heitman’s partners and the firm’s clients. The total compensation of the firm’s partners is tied directly to the performance of the investments under their collective management and the degree to which client objectives have been met.

The second tier is for those employees who are not in the equity ownership pool, including the assistant portfolio managers. Compensation for these professionals comes in the form of salaries, which are evaluated annually against the market, and bonus compensation based on the achievement of enterprise, business unit and individual performance goals. Additional forms of compensation include awarding employees promote interests in funds or performance-oriented incentive fees, as well as offering the opportunity to invest in the sponsor capital position for many of the firm’s investment vehicles. Heitman’s compensation structure strives to align our employees with overall firm performance as well as to enhance their personal wealth creation.

Specific to the non-partner level portfolio managers and company analysts in our public real estate securities group, a bonus compensation program has been established to compensate them based on the following method of calculation:

▪	75% of compensation is tied to individual investment performance (i.e. stock picking and portfolio construction). This is measured quantitatively against benchmark and peer group hurdles.
▪	25% of compensation is based on enterprise profitability, business unit profitability, and individual qualitative factors.

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OMCAP Investors

OMCAP Investors seeks to maintain a compensation program that is competitive relative to investment management industry standards to attract and retain superior investment professionals.  OMCAP Investors’ compensation structure includes the following components: base salary, annual bonus, deferred profit sharing, and the ability to participate in a voluntary income deferral plan.  Each of these components of compensation is described below.

•	Base Salary. The portfolio manager is paid a fixed base salary, which varies depending on the market forces at the time the portfolio manager is hired or upon any renewal period.

•
Bonus.  The portfolio manager is eligible to receive an annual bonus. Bonus amounts are principally tied to investment performance versus appropriate peer groups and benchmarks and are based on pre-tax performance generally over a one, three, and five year periods.  Greater emphasis is placed on returns for periods longer than one year and lesser emphasis on one-year returns, which serves to align the compensation of portfolio managers with longer-term positive investment performance.

•
Deferred Profit Sharing.  All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations.  Discretionary contributions are made on an annual basis.

•
Deferred Compensation Plan.  Upon meeting certain requirements, the portfolio manager is also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

In addition, the portfolio manager is eligible to participate in benefit plans and programs generally available to all employees.

TS&W

For each portfolio manager, TS&W’s compensation structure includes the following components:  base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

•
Base Salary.  Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

•
Bonus.  Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager.  Bonus amounts are discretionary tied to overall performance versus individual objectives.  Performance versus peer groups and benchmarks are taken into consideration.  For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that products area.

•
Profit Sharing.  All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations.  Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

•
Deferred Compensation Plan.  Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

•	Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Special compensation components (such as performance-based fees) for limited capacity products are based on a percent of revenue above specific levels based on fixed cost. These are calculated on an annual basis. For the small cap value strategy, this includes all revenues generated from this product of which the Old Mutual TS&W Small Cap Value Fund is a component.  Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of TS&W.

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OTHER MANAGED ACCOUNTS

Certain of the Funds’ portfolio managers also manage other mutual funds for which the Sub-Adviser acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals.  The following chart reflects accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities as of March 31, 20 10 , unless otherwise indicated.  Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on performance of the account (“performance-based fees”), that information is specifically identified.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets in Each Category
James P. Barrow	13 Registered Investment Companies with $28.6 billion in total assets under management, of which 3 accounts ($25.7 billion) are subject to a performance-based advisory fee.
2 Other Pooled Investment Vehicles with $264 million in total assets under management.
26 Other Accounts with $2.5 billion in total assets under management.
Dennis Bein	12 Registered Investment Companies with $3.5 billion in total assets under management.
19 Other Pooled Investment Vehicles with $2.2 billion in total assets under management, of which 7 accounts ($1.4 billion) are subject to a performance-based advisory fee.
32 Other Accounts with $2.4 billion in total assets under management, of which 13 accounts ($1.05 billion) are subject to a performance-based advisory fee.
Ryan Brown	None
David Cavanaugh	4 Registered Investment Companies with $316 million in total assets under management.
2 Other Pooled Investment Vehicles with $83 million in total assets under management.
39 Other Accounts with $1099 million in total assets under management of which 1 account ($64 million) is subject to a performance-based advisory fee..
Harindra de Silva	15 Registered Investment Companies with $3.7 billion in total assets under management.
19 Other Pooled Investment Vehicles with $1.4 billion in total assets under management, of which 7 accounts ($1.3 billion) are subject to a performance-based advisory fee.
29 Other Accounts with $2.4 billion in total assets under management, of which 13 accounts ($1.05 billion) are subject to a performance-based advisory fee.
Bradley J. Fretz	No Registered Investment Company with $44 million in total assets under management.
1 Other Pooled Investment Vehicle with $362 million in total assets under management
7665 Other Accounts with $2.6 billion in total assets under management
David R. Hardin	6 Registered Investment Companies with $338 million in total assets under management.
3 Other Pooled Investment Vehicles with $219 million in total assets under management.
110 Other Accounts with $7.5 billion in total assets under management, of which 1 account ($586 million) are subject to a performance-based advisory fee.
Brett P. Hawkins	1 Other Pooled Investment Vehicle with $7.9 million in total assets under management
62 Other Accounts with $1.8 billion in total assets under management

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Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets in Each Category
Jerome J. Heppelman	None
Kelli K. Hill	1 Other Pooled Investment Vehicle with $362 million in total assets under management.
7567 Other Accounts with $1.9 billion in total assets under management.
Jeffrey A. Johnson	1 Registered Investment Company with $2.6 billion in total assets under management.
99 Other Accounts with $17 million in total assets under management.
Peter A. Johnson	1 Registered Investment Company with $44 million in total assets under management.
1 Other Pooled Investment Vehicle with $ m362illion in total assets under management.
7752 Other Accounts with $2.8 billion in total assets under management.
W. Frank Koster	10 Other Pooled Investment Vehicles with $21.8 billion in total assets under management.
53 Other Accounts with $12.4 billion in total assets under management.
J. Stephen Lauck	1 Other Pooled Investment Vehicle with $362 million in total assets under management.
7596 Other Accounts with $2.6 billion in total assets under management.
Marc W. Lieberman	1 Other Pooled Investment Vehicle with $362 million in total assets under management.
7571 Other Accounts with $2.5 billion in total assets under management.
Mark C. Luchsinger	6 Registered Investment Companies with $338 million in total assets under management.
3 Other Pooled Investment Vehicles with $219 million in total assets under management.
110 Other Accounts with $7.5 billion in total assets under management, of which 1 accounts ($586 million) are subject to a performance-based advisory fee.
Edwin A. Martin	10 Other Pooled Investment Vehicles with $21.8 billion in total assets under management.
53 Other Accounts with $12.4 billion in total assets under management.
Todd McCallister	Registered Investment Companies with $165 million in total assets under management.
6386 Other Accounts with $4.6 billion in total assets under management, of which 2 accounts ($207 million) are subject to a performance-based advisory fee.
J. Scott McDonald	6 Registered Investment Companies with $338 million in total assets under management.
3 Other Pooled Investment Vehicles with $219 million in total assets under management.
110 Other Accounts with $7.5 billion in total assets under management, of which 1 accounts ($586 million) are subject to a performance-based advisory fee.
Edward B. Meigs	1 Registered Investment Company with $99.5 million in total assets under management.
3 Other Pooled Investment Vehicles with $1.9 billion in total assets under management.
6 Other Accounts with $6.7 billion in total assets under management.
Michael K. Moran	3 Registered Investment Companies with $310 million in total assets under management.
8 Other Pooled Investment Vehicles with $3.7 billion in total assets under management.
1435 Other Accounts with $791 million in total assets under management, of which 2 account ($95 million) is subject to a performance-based advisory fee.

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Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets in Each Category
Paul Norris	10 Other Pooled Investment Vehicles with $21.8 billion in total assets under management.
53 Other Accounts with $12.4 billion in total assets under management.
Deborah A. Petruzzelli	6 Registered Investment Companies with $338 million in total assets under management.
3 Other Pooled Investment Vehicles with $219 million in total assets under management.
110 Other Accounts with $7.5 billion in total assets under management, of which 1 accounts ($586 million) are subject to a performance-based advisory fee.
John S. Pickler	1 Registered Investment Companies with $743 million in total assets under management.
1 Other Pooled Investment Vehicles with $7.9 million in total assets under management.
49 Other Accounts with $1.9 billion in total assets under management.
Timothy J. Pire	3 Registered Investment Companies with $310 million in total assets under management.
8 Other Pooled Investment Vehicles with $3.7 billion in total assets under management.
1435 Other Accounts with $791 million in total assets under management, of which 2 account ($95 million) is subject to a performance-based advisory fee.
Greg Poulos	4 Registered Investment Companies with $316 million in total assets under management.
2 Other Pooled Investment Vehicles with $83 million in total assets under management.
39 Other Accounts with $1099 million in total assets under management of which 1 account ($64 million) is subject to a performance-based advisory fee.
Frank H. Reichel III	1 Registered Investment Companies with $60.8 million in total assets under management.
69 Other Accounts with $1.99 billion in total assets under management, of which 1 account ($67 million) is subject to a performance-based advisory fee.
Sean M. Slein	1 Registered Investment Company with $75.2 million in total assets under management.
3 Other Pooled Investment Vehicles with $1.9 billion in total assets under management.
8 Other Accounts with $13.4 billion in total assets under management.
Stacey Serafini Thomas	2 Registered Investment Companies with $165 million in total assets under management.
6386 Other Accounts with $4.6 billion in total assets under management, of which 2 accounts ($207 million) are subject to a performance-based advisory fee.
J. Stephen Thornborrow	1 Other Pooled Investment Vehicle with $362 million in total assets under management.
7754 Other Accounts with $2.7 billion in total assets under management.
Tucker M. Walsh	4 Registered Investment Companies with $316 million in total assets under management.
2 Other Pooled Investment Vehicles with $83 million in total assets under management.
39 Other Accounts with $1099 million in total assets under management of which 1 account ($64 million) is subject to a performance-based advisory fee.

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Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets in Each Category
John S. Williams	6 Registered Investment Companies with $338 million in total assets under management.
3 Other Pooled Investment Vehicles with $219 million in total assets under management.
110 Other Accounts with $7.5 billion in total assets under management, of which 1 account ($586 million) are subject to a performance-based advisory fee.
Derrick M. Wulf	10 Other Pooled Investment Vehicles with $21.8 billion in total assets under management.
53 Other Accounts with $12.4 billion in total assets under management.
Jeffrey D. Yurk	3 Registered Investment Companies with $319 million in total assets under management.
8 Other Pooled Investment Vehicles with $3.7 billion in total assets under management.
1435 Other Accounts with $791 million in total assets under management, of which 2 accounts ($94 million) are subject to a performance-based advisory fee.

CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has responsibility for managing more than one Fund or other account.  In managing the Funds, the portfolio managers may be presented with the following conflicts of interest:

•
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other accounts.  Certain Sub-Advisers seek to mitigate these conflicts by having portfolio managers focus on a distinct investment discipline and reviewing composite performance for dispersion in investment performance among accounts within the same composites.

•
The management of an account that charges a performance based fee creates a conflict of interest because the portfolio manager may have greater incentive to allocate his or her best investment ideas, including Initial Public Offerings (IPOs), to such account.  This is because performance-based fees give the sub-advisers the opportunity to substantially increase fees it earns as a result of account performance or profits, a portion of which profits are paid to the portfolio manager.  Sub-Advisers may attempt to manage these types of conflicts through their trade allocation and IPO allocation policies and by monitoring the trade activity of portfolio managers who manage accounts that charge a performance based fee.

•
Fund managers are permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members (through a broker or otherwise), which could potentially influence the portfolio managers’ decisions with respect to purchasing or selling the same securities for the Funds.  To mitigate this potential conflict of interest.  The Code of Ethics of certain Sub-Advisers require portfolio managers to pre-clear purchases and sales of securities that they beneficially own with an authorized compliance officer of the Sub-Adviser.  The Code of Ethics of these Sub-Advisers may also require portfolio managers to regularly report to the Sub-Adviser the securities that the portfolio manager beneficially owns so that the Sub-Adviser’s compliance staff can monitor the Funds’ trade activities in those securities.  If a portfolio manager identifies an investment opportunity that may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to there being an insufficient number of securities available to fill the portfolio manager orders.  Certain Sub-Advisers have instituted a trade allocation policy that attempts to treat all clients of the Sub-Adviser equitably in such an event.

•
The Sub-Advisers have discretion to select brokers for the execution of trades for the Funds, subject to their duty to seek best execution.  However, certain of the Sub-Adviser’s clients may direct the Sub-Adviser to use certain brokers to execute transactions for that client’s account.  A conflict could result from the Sub-Adviser having to place separate, non-simultaneous transactions for a Fund and another account that could negatively affect the market price of the Fund security or the execution of the transaction.

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Analytic

Charging different fees
A conflict can arise when accounts are each charged differing fees by an adviser, especially when some accounts are charged fixed rates while others are performance-based.  This conflict can lead to investment allocations of better performing assets to accounts tied to performance-based fee schedules.

Personal I nvestments by Employees
A conflict can arise when an employee (particularly a portfolio manager) may invest personally in the same securities considered for investment in client accounts.  Potential issues may involve the timing of personal trades compared to those of client accounts, the use of confidential client information for personal profit and more generally the potential for personal interests to conflict with the interests of the firm’s clients.

Short Selling
In spite of legitimate investment reasons, a portfolio manager who sells short a security for one account and buy long the same security for another account in large trades can distort the market with short sales depressing the value of a security and long purchases inflating the value of a security; moreover, prior to the purchase or sale of that same security through another account creates incentive to sequence those transactions as to favor one account over another account.

Sequencing Trades
When a portfolio manager places the same trade for a security for different accounts in sequence, a large trade may affect the price of security. The incentive exists in the potentiality of decreasing or increasing a security’s value before the purchase or sale of that same security in another account, therefore favoring one account over another account.

Cross Trading
When a portfolio manager plans to sell a security held in an account to another account in such a way that the transactions are not recorded through the exchange an incentive may exist to execute cross trades that favor one account over another account.

Aggregation and Allocation of Transactions
A conflict can arise when a portfolio manager through the process of aggregation meets a purchase minimum for one account by causing another account to also make a purchase or to increase the possibility of future participation in offering by an underwriter may provide an incentive for a portfolio manager to cause one account to participate in aggregated trades. The SEC recommends an adviser to use fund brokerage commissions to obtain research that benefits the adviser’s other clients, which include clients that do not generate brokerage commissions or those from which the adviser receives the greatest amount of compensation for its advisory services.

Brokerage Commission Allocation
According to Section 28(e) of the Securities Exchange Act of 1934, soft dollar commissions earned through brokerage transactions for one account may be used to obtain research for another account. However, the possibility of obtaining research for one account earned at the expense of another account may provide an incentive to favor one account over another in allocating soft dollar credits.

Directed Brokerage/Commission Recapture Programs
A conflict could potentially arise in deciding when to trade non-directed brokerage accounts relative to brokerage directed accounts that would have otherwise been traded at the same time.

Ashfield

Ashfield seeks to minimize the potential conflicts of interest that may arise from a Portfolio Manager’s management of the Fund(s) and management of non-Fund accounts.  All Ashfield personnel are prohibited from engaging in inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.  To that end, Ashfield has adopted and implemented the following compliance policies and procedures:

Trade Allocation

Ashfield manages several different types of accounts; for example, registered mutual funds, sub-advisory accounts, institutional accounts, ERISA accounts, and various wrap platform accounts.  Because of the different fee structures, a Portfolio Manager may be viewed as having a reason to favor the performance of one account over another.  In order to discourage the appearance of or actual favoritism, trades are aggregated when possible and allocated on a pro-rata basis regardless of the account type or fee structure. If a particular program cannot accommodate this, then trades are done in rotation.

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Directed Brokerage

With Ashfield’s consent, clients may direct brokerage transactions for their account to be effected through a specified broker-dealer.  By directing a portion of a portfolio’s generated brokerage commissions to a particular broker-dealer, the client acknowledges that Ashfield may not be in a position to commingle or “bunch” orders for purposes of execution with orders for the same securities for other accounts managed by Ashfield.  In cases where an account has instructed Ashfield to direct brokerage to a particular broker-dealer, orders for that account may be placed after brokerage orders for accounts that do not impose such restrictions.

Personal Trading

Ashfield has adopted a Code of Ethics intended to monitor trading activities of Ashfield’s employees, including officers and directors of Ashfield (“Covered Persons”).  The Code of Ethics establishes personal trading policies, restrictions and reporting requirements to help insure that personal trading habits are not contrary to the best interests of our clients.  The Code generally requires Covered Persons to pre-clear transactions in covered securities, including transactions in limited offerings; prohibits participation in IPOs; and requests that brokers send the Chief Compliance Officer (CCO) duplicate copies of all trade confirmations and account statements.  The CCO regularly reviews reported trades to the broker’s confirmations and account statements to ensure all required personal trades are being reported, and periodically reviews employee trading patterns to client trades to ensure there is no conflict of interest.

Ashfield has adopted a policy that discourages its employees from trading in individual securities for their personal accounts. Ashfield does encourage all employees who like to invest in the stock markets to invest in mutual fund products. Such investments may include the mutual funds advised by Ashfield or the various mutual funds organized by its affiliates. Personal investments in affiliated funds are reportable and mutual funds advised by Ashfield may not be bought and then sold at a profit in less than a 90-day calendar period.

Barrow Hanley

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund).  BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Copper Rock

The Portfolio Managers manage other accounts for other clients of Copper Rock.  These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e. accounts managed on behalf of individuals or public or private institutions).  The Portfolio Managers provide services for multiple clients simultaneously.  A summary of certain portfolio conflicts of interest is provided below.  Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller, or multiple relationships with Copper Rock).  The Portfolio Manager may also make personal investments in accounts they manage or support.

Portfolios within the same product type are managed substantially the same, all portfolios have substantially the same percentage ownership, other than client specific restrictions and rounding.

The Portfolio Managers may not be able to acquire enough of a certain security to fill all the orders across all client portfolios.  Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

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Dwight

Dwight makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including affiliated commingled funds, mutual funds, investment partnerships and other affiliated client accounts based upon the specific investment objectives, guidelines, restrictions and circumstances of each account (including, but not limited to, such factors as an account’s existing holdings of the same or similar issuers or sectors, cash position and account size and, in some instances, certain relevant regulatory or tax considerations).  In addition, Dwight considers other relevant factors, such as the size of any available purchase or sale opportunity, the availability of other comparable opportunities and Dwight’s desire to treat its clients’ accounts, including the accounts of affiliated clients, fairly and equitably over time.

Dwight may make recommendations and take action with respect to a particular client account, including an affiliated client, that may be the same as or may differ from the recommendations made or the timing or nature of action taken with respect to other client accounts.  For example, the investment guidelines of certain clients may generally have greater flexibility than other client accounts, and therefore, investment or trading decisions for those clients will not be identical to those for clients with less flexible investment guidelines that invest in the same types of securities and such investment decisions may be contrary to Dwight’s contemporaneous recommendations or transactions for those clients.

Dwight may recommend to its clients, or may invest for client accounts in, securities which are also purchased, sold or held by affiliated clients, including commingled investment vehicles or mutual funds for which Dwight acts as adviser or subadviser or investment partnerships for which Dwight serves as managing member, manager and/or adviser. Dwight, its affiliates or their personnel may have an ownership or management interest in such investment funds or partnerships.  In connection with accounts for which performance-based fees are payable to Dwight, such fee arrangements may create incentives for Dwight or its personnel to devote more of their time, effort or attention to such accounts than to other accounts under management and may create an incentive to favor the performance-based fee accounts with respect to notification or allocation of investment opportunities or the timing of portfolio transactions or recommendations.  Dwight policies and procedures are designed to address (although they may not completely eliminate) the above potential conflicts of interests, including, among others, (1) certain policies summarized regarding allocation of investment opportunities and aggregation of orders, and (2) the provisions of Dwight’s Code of Ethics which require personnel to act solely in the best interests of Dwight’s clients and impose certain restrictions on the ability of investment personnel to engage in securities transactions for their own account.

Eagle

Eagle’s portfolio managers manage other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Heitman

Heitman attempts to minimize conflicts of interest.  Heitman’s portfolio trading policy prohibits any allocation of trades in a manner that proprietary accounts, affiliated accounts or any particular client or group of clients receives more favorable treatment than other clients.  Heitman often purchases and sells the same security at the same price and time for more than one client because (i) Heitman generally recommends similar strategies for its various accounts, (ii) Heitman only recommends a limited number of real estate related securities, and (iii) numerous clients have similar investment objectives and similar portfolios.  Heitman typically allocates trades among the client accounts on a pro-rata basis.

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OMCAP Investors

When a portfolio manager manages more than one account, a potential for conflict exists for the portfolio manager to intentionally or unintentionally treat one account more favorably than another.  This potential conflict can be most apparent when one portfolio has a higher fee than another portfolio.   OMCAP Investors seeks to manage this potential conflict through internal review processes and oversight to ensure that no one client, regardless of type, is intentionally or unintentionally favored at the expense of another.

OMCAP Investors and certain qualified employees and affiliated persons have invested, and may continue to invest, in a comingled vehicle managed by OMCAP Investors (“Affiliated Investment Accounts”).  A conflict of interest may occur if the price of securities held in Affiliated Investment Accounts, or in another advisory account, is affected by the independent trading of OMCAP Investor’s other advisory accounts.  OMCAP Investors may provide advisory services (such as: securities recommended or bought or sold: trading strategies, investments strategies) to the Affiliated Investment Accounts, or to another advisory account, which services may differ from services provided to, or for, other accounts and clients. A potential conflict of interest exists because OMCAP Investors may buy and sell securities for both client accounts and the Affiliated Investment Accounts.  OMCAP Investors has adopted side by side management policies in an effort to ensure that no client is disadvantaged due to the management of multiple portfolios by a portfolio manager.

A conflict of interest may exist as OMCAP Investors allows its employees to engage in personal securities transactions.  OMCAP Investors has instituted a Code of Ethics (the “Code”) and Insider Trading Policy to govern the personal investment activities of personnel.  Among other restrictions, generally, the Code prohibits OMCAP Investors’ access persons from transacting in securities listed in the OMCAP Investors Security Universe. Generally, all access persons’ transactions in covered securities for their personal accounts must be pre-approved by a designated officer prior to the execution of the transaction.  Restrictions are also in place to limit access persons’ transactions in mutual funds managed by OMCAP Investors.

TS&W

TS&W seeks to minimize actual or potential conflicts of interest that may arise from its management of the Fund(s) and management of non-Fund accounts. TS&W has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution of orders; TS&W’s Code of Ethics which requires personnel to act solely in the best interest of their clients and impose certain restrictions on the ability of Access persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange 1934 Act. TS&W seeks to treat all clients fairly and to put clients’ interest first.

___________________________________________________________________________________________
Distributed by Old Mutual Investment Partners
R-10-050  07/2010

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PART C

OTHER INFORMATION

ITEM 28.                      EXHIBITS

(a)	Amended and Restated Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(1)	First Amendment to Amended and Restated Agreement and Declaration of Trust, as amended August 2, 2007. Incorporated herein by reference to PEA No. 100 filed on November 15, 2007.

(2)	Second Amendment to Amended and Restated Agreement and Declaration of Trust, as amended effective November 19, 2007. Incorporated herein by reference to PEA No. 100 filed on November 15, 2007.

(3)	Amended Schedule A to Agreement and Declaration of Trust, as amended March 27, 2009. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(4)	Third Amendment to Amended and Restated Agreement and Declaration of Trust, as amended effective March 15, 2010. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(5)	Fourth Amendment to Amended and Restated Agreement and Declaration of Trust, as amended effective May 18, 2010. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(6)	Amended Schedule A to Agreement and Declaration of Trust, as amended June 21, 2010. Incorporated herein by reference to PEA No. 110 filed on June 21, 2010.

(b)	Amended and Restated Bylaws dated May 21, 2008. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(c)	Instruments Defining Rights of Security Holders.

(1)	Articles II, VI, VII and IX of the Amended and Restated Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(2)	Article IV of the Amended and Restated Bylaws. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(d)	Investment Advisory Agreement.

(1)	Management Agreement by and between the Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(i)	First Amendment dated December 21, 2006 to Management Agreement between Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(ii)	Second Amendment dated April 25, 2008 to Management Agreement between Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(iii)	Third Amendment dated March 27, 2009 to Management Agreement between Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(iv)	Fourth Amendment dated July 29, 2009 to Management Agreement between Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(v)	Fifth Amendment dated December 4, 2009 to Management Agreement between Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(vi)	Sixth Amendment dated March 12, 2010 to Management Agreement between Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(2)
Management Agreement by and between the Registrant and Old Mutual Capital, Inc. on behalf of the Old Mutual TS&W Mid-Cap Value Fund.  Incorporated herein by reference to PEA No. 96 filed on June 1, 2007.

(3)
Management Agreement by and between the Registrant and Old Mutual Capital, Inc. on behalf of the Old Mutual Barrow Hanley Core Bond Fund and the Old Mutual Dwight High Yield Fund.  Incorporated herein by reference to PEA No. 100 filed on November 15, 2007.

(i)	First Amendment dated August 17, 2009 to Management Agreement between Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(4)
Management Agreement by and between the Registrant and Old Mutual Capital, Inc. on behalf of the Old Mutual US Government Money Market Fund and the Old Mutual US Treasury Money Market Fund, dated June 21, 2010.   Incorporated herein by reference to PEA No. 110 filed on June 21, 2010.

(5)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Strategic Small Company Fund, Old Mutual Capital, Inc. and Copper Rock Capital Partners LLC dated April 19, 2006.  Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(i)
First Amendment dated March 27, 2009 to the Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Strategic Small Company Fund, Old Mutual Capital, Inc. and Copper Rock Capital Partners LLC dated April 19, 2006.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(6)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Strategic Small Company Fund, Old Mutual Capital, Inc. and Eagle Asset Management, Inc. dated April 19, 2006.  Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(i)
First Amendment dated March 27, 2009 to the Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Strategic Small Company Fund, Old Mutual Capital, Inc. and Eagle Asset Management, Inc. dated April 19, 2006. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(7)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Cash Reserves Fund, Old Mutual Capital, Inc. and Dwight Asset Management Company LLC dated March 12, 2010.  Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(8)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Capital, Inc. and Dwight Asset Management Company dated April 19, 2006.  Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(i)
First Amendment dated January 23, 2008 to Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Capital, Inc. and Dwight Asset Management Company dated April 19, 2006. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(9)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Capital, Inc. and Analytic Investors, LLC dated May 17, 2006.  Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(10)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Heitman REIT Fund, Old Mutual Capital, Inc. and Heitman Real Estate Securities LLC dated April 19, 2006.  Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(11)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Value Fund, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss Inc. dated May 17, 2006.  Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(i)
First Amendment dated December 21, 2006 to Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Value Fund, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss Inc. dated May 17, 2006.  Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(ii)
Second Amendment dated July 29, 2009 to Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Value Fund, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss Inc. dated May 17, 2006.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(12)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of Old Mutual TS&W Small Cap Value Fund, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC dated April 19, 2006.  Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(i)
First Amendment dated March 27, 2009 to Investment Sub-Advisory Agreement by and among the Registrant, on behalf of Old Mutual TS&W Small Cap Value Fund, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC dated April 19, 2006. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(12)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual TS&W Mid-Cap Value Fund, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC dated June 4, 2007.  Incorporated herein by reference to PEA No. 96 filed on June 1, 2007.

(13)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Fund, Old Mutual Capital, Inc. and Ashfield Capital Partners, LLC dated July 3, 2007.  Incorporated herein by reference to PEA No. 100 filed on November 15, 2007.

(i)
First Amendment dated April 25, 2008 to Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Fund, Old Mutual Capital, Inc. and Ashfield Capital Partners, LLC dated July 3, 2007.  Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(ii)
Second Amendment dated March 27, 2009 to Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Fund, Old Mutual Capital, Inc. and Ashfield Capital Partners, LLC dated July 3, 2007.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(iii)
Third Amendment dated August 8, 2009 to Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Fund, Old Mutual Capital, Inc. and Ashfield Capital Partners, LLC dated July 3, 2007.  Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(14)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Capital, Inc., and  Barrow, Hanley, Mewhinney & Strauss Inc. dated November 19, 2007. Incorporated herein by reference to PEA No. 100 filed on November 15, 2007.

(15)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Dwight High Yield Fund, Old Mutual Capital, Inc., and Dwight Asset Management Company dated November 19, 2007.  Incorporated herein by reference to PEA No. 100 filed on November 15, 2007.

(16)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Strategic Small Company Fund, Old Mutual Capital, Inc., and Ashfield Capital Partners, LLC dated February 27, 2009.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(17)
Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual US Government Money Market Fund and the Old Mutual US Treasury Money Market Fund, and Dwight Asset Management Company LLC, dated June 21, 2010.   Incorporated herein by reference to PEA No. 110 filed on June 21, 2010.

(e)	Distribution Agreement.

(1)	Distribution Agreement dated July 8, 2004 by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.

(2)	First Amendment dated March 1, 2006 to the Distribution Agreement dated July 8, 2004. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(3)	Second Amendment dated November 1, 2006 to the Distribution Agreement dated July 8, 2004. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(4)	Third Amendment dated June 4, 2007 to the Distribution Agreement dated July 8, 2004. Incorporated herein by reference to PEA No. 96 filed on June 1, 2007.

(5)	Fourth Amendment dated November 19, 2007 to the Distribution Agreement dated July 8, 2004. Incorporated herein by reference to PEA No. 100 filed on November 15, 2007.

(6)	Fifth Amendment dated April 25, 2008 to the Distribution Agreement dated July 8, 2004. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(7)	Sixth Amendment dated March 27, 2009 to the Distribution Agreement dated July 8, 2004. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(8)	Seventh Amendment dated August 17, 2009 to the Distribution Agreement dated July 8, 2004. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(9)	Eighth Amendment dated December 4, 2009 to the Distribution Agreement dated July 8, 2004. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(10)	Ninth Amendment dated June 21, 2010 to the Distribution Agreement dated July 8, 2004. Incorporated herein by reference to PEA No. 110 filed on June 21, 2010.

(f)	Not Applicable

(g)	Custodian Agreement.

(1)
Custody Agreement, entered into as of November 1, 2007 with effective dates as indicated on Schedule II thereto, by and between the Registrant and The Bank of New York.  Incorporated herein by reference to PEA No. 100 filed on November 15, 2007.

(i)	First Amendment dated March 27, 2009 to Custody Agreement by and between the Registrant and The Bank of New York. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(ii)	Second Amendment dated August 17, 2009 to Custody Agreement by and between the Registrant and The Bank of New York. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(iii)	Third Amendment dated December 4, 2009 to Custody Agreement by and between the Registrant and The Bank of New York. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(iv)	Fourth Amendment dated June 21, 2010 to Custody Agreement by and between the Registrant and The Bank of New York. Incorporated herein by reference to PEA No. 110 filed on June 21, 2010.

(2)
Foreign Custody Manager Agreement, entered into as of November 1, 2007 with an effective date of December 10, 2007, by and between the Registrant and The Bank of New York.  Incorporated herein by reference to PEA No. 100 filed on November 15, 2007.

(h)	Other Material Contracts.

(1)
Fund Sub-Administration and Accounting Agreement, entered into as of November 1, 2007 with effective dates as indicated on Exhibit A thereto, by and between Old Mutual Capital, Inc. and The Bank of New York.  Incorporated herein by reference to PEA No. 100 filed on November 15, 2007.

(i)
First Amendment dated March 27, 2009 to Fund Sub-Administration and Accounting Agreement by and between the Registrant and The Bank of New York.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(ii)
Second Amendment dated August 17, 2009 to Fund Sub-Administration and Accounting Agreement by and between the Registrant and The Bank of New York.   Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(iii)
Third Amendment dated December 4, 2009 to Fund Sub-Administration and Accounting Agreement by and between the Registrant and The Bank of New York.  Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(iv)
Fourth Amendment dated January 1, 2010 to Fund Sub-Administration and Accounting Agreement by and between the Registrant and The Bank of New York.   Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(v)
Fifth Amendment dated June 21, 2010 to Fund Sub-Administration and Accounting Agreement by and between the Registrant and The Bank of New York.   Incorporated herein by reference to PEA No. 110 filed on June 21, 2010.

(2)	Amended and Restated Agency Agreement dated March 1, 2008 between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(i)
First Amendment dated September 17, 2008 to the Amended and Restated Agency Agreement dated March 1, 2008 between the Registrant and DST Systems, Inc.  Incorporated herein by reference to PEA No. 105 filed on December 9, 2008.

(ii)
Second Amendment dated March 1, 2009 to the Amended and Restated Agency Agreement dated March 1, 2008 between the Registrant and DST Systems, Inc.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(iii)
Amended Exhibit B dated March 1, 2010 to the Amended and Restated Agency Agreement dated March 1, 2008 between the Registrant and DST Systems, Inc.  Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(iv)
Amended Exhibit A dated June 21, 2010 to the Amended and Restated Agency Agreement dated March 1, 2008 between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 110 filed on June 21, 2010.

(3)	Amended and Restated Expense Limitation Agreement between Old Mutual Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(i)
First Amendment dated May 9, 2007 to the Amended and Restated Expense Limitation Agreement dated December 21, 2006 between Old Mutual Capital, Inc. and the Registrant.  Incorporated herein by reference to PEA No. 96 filed on June 1, 2007.

(ii)
Second Amendment dated January 23, 2008 to the Amended and Restated Expense Limitation Agreement dated December 21, 2006 between Old Mutual Capital, Inc. and the Registrant.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(iii)
Third Amendment dated December 9, 2008 to the Amended and Restated Expense Limitation Agreement dated December 21, 2006 between Old Mutual Capital, Inc. and the Registrant.  Incorporated herein by reference to PEA No. 105 filed on December 9, 2008.

(4)	Expense Limitation Agreement between the Registrant and Old Mutual Capital, Inc. dated January 23, 2008. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(i)
First Amendment dated May 21, 2008 to the Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(ii)
Second Amendment dated December 9, 2008 to the Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No. 105 filed on December 9, 2008.

(iii)
Third Amendment dated March 6, 2009 to the Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(iv)
Fourth Amendment dated March 27, 2009 to the Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(v)
Fifth Amendment dated March 1, 2010 to the Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(vi)
Fifth Amendment dated June 21, 2010 to the Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.   Incorporated herein by reference to PEA No. 110 filed on June 21, 2010.

(5)
Amended and Restated Extended Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(i)
First Amendment dated December 9, 2008 to the Amended and Restated Extended Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No. 105 filed on December 9, 2008.

(ii)
Second Amendment dated March 6, 2009 to the Amended and Restated Extended Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(iii)
Third Amendment dated July 29, 2009 to the Amended and Restated Extended Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(iv)
Fourth Amendment dated August 17, 2009 to the Amended and Restated Extended Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(v)
Fifth Amendment dated March 1, 2010 to the Amended and Restated Extended Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(vi)
Sixth Amendment dated June 21, 2010 to the Amended and Restated Extended Expense Limitation Agreement dated January 23, 2008 between the Registrant and Old Mutual Capital, Inc.   Incorporated herein by reference to PEA No. 110 filed on June 21, 2010.

(6)	Service Plan for the Registrant’s Class A and Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

(i)           Consent of Counsel.  Attached herewith as an Exhibit.

(j)	Consent of Independent Registered Public Accounting Firm. Attached herewith as an Exhibit.

(k)           Not Applicable.

(l)
Letter from Philadelphia Life Insurance Company to the Registrant with respect to the initial capitalization of the Registrant. Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A.

(m)           Plan under Rule 12b-1.

(1)           Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

(i)	Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(ii)	Amendment dated June 4, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class A shares. Incorporated herein by reference to PEA No. 96 filed on June 1, 2007.

(iii)	Amendment dated April 25, 2008 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class A shares. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(2)	Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

(i)	Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(ii)	Amendment dated June 4, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class C shares. Incorporated herein by reference to PEA No. 96 filed on June 1, 2007.

(iii)	Amendment dated April 25, 2008 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class C shares. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(3)
Service Plan under Rule 12b-1 with respect to Class A and Class C Shares of the Old Mutual TS&W Mid-Cap Value Fund and the Old Mutual Cash Reserves Fund.  Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(n)	Rule 18f-3 Multiple Class Plan as amended May 18, 2010. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(o)           Not Applicable

(p)           Code of Ethics.

(1)	Code of Ethics of Registrant. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(2)	Code of Ethics of Old Mutual Capital, Inc. and Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(3)	Code of Ethics of Dwight Asset Management Company. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

(5)	Code of Ethics of Analytic Investors, LLC. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(6)	Code of Ethics of Heitman Real Estate Securities LLC. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(7)	Code of Ethics of Thompson, Siegel & Walmsley LLC. Incorporated herein by reference to PEA No. 106 filed on July 29, 2009.

(8)	Code of Ethics of Copper Rock Capital Partners LLC. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(9)	Code of Ethics of Eagle Asset Management, Inc. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

(10)	Code of Ethics of Ashfield Capital Partners, LLC. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(11)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC. Incorporated herein by reference to PEA No. 103 filed on July 28, 2008.

(q)	Other: Trustees’ Power of Attorney. Incorporated herein by reference to PEA No.108 filed on May 28, 2010.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 30.                      INDEMNIFICATION

The Amended and Restated Agreement and Declaration of Trust of the Registrant include the following:

ARTICLE VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1.                      Limitation of Liability.  A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

Section 8.2.                      Indemnification of Covered Persons.  Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

The Amended and Restated Bylaws of the Registrant include the following:

ARTICLE VIII

INDEMNIFICATION

Section 1.                      Indemnification.  For the purpose of this Section 1, “Trust” includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction; “proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Section 1.

(a)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust’s best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

(b)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

(c)           Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person’s office with the Trust.

Section 2.                      Advance Payments of Indemnifiable Expenses.  To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Indemnification Agreements between the Registrant and Old Mutual Capital include the following:

Indemnification Agreement regarding the Registrant’s filings made pursuant to Rule 497 on March 31, 2006:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trusts [Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund], each of the Funds and the Trusts’ current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to any and all errors in the performance returns or the benchmark performance contained in:

a.            The Old Mutual Advisor Funds II July 22, 2005 registration statement (“Retail Registration Statement”) or in any Rule 497 filing made in respect of its Retail Registration Statement filed with the Securities and Exchange Commission (“SEC”)  or other governmental authority, including but not limited to any litigation related thereto; and

b.            The Old Mutual Insurance Series Fund’s April 4, 2006 registration statement (“Insurance Registration Statement”) or in any Rule 497 filing made in respect of its Insurance Registration Statement filed with the SEC or any other governmental authority, including but not limited to any litigation related thereto.

Indemnification Agreement regarding the Registrant’s filings made pursuant to Rule 485(b) on June 30, 2006:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trust, each of the Funds and the Trust’s current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to any and all errors in the Securities Act Filings [defined as filings made by the Trust with the Securities and Exchange Commission on June 30, 2006 under Rule 485(b) and a subsequent Securities Act filing made by the Trust on July 6, 2006 under Rule 497] or related filings made with any other governmental authority, including but not limited to any litigation related thereto.

Indemnification Agreement regarding security breach:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trusts [including Old Mutual Advisor Funds II], each of the Funds and the Trusts’ current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to the Security Breach [defined as the theft of laptops from the premises of the Company and as a result, personally identifiable financial information may be accessible to unauthorized persons].

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR:

The list required by this Item 31 of officers and directors of the investment advisor and sub-advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment advisor and sub-advisors under the file numbers indicated in the table below:

Adviser/Sub-Adviser	Advisors Act Registration Number
Analytic Investors, LLC	801-07082
Ashfield Capital Partners, LLC	801-67426
Barrow, Hanley, Mewhinney & Strauss LLC	801-31237
Copper Rock Capital Partners LLC	801-63900
Dwight Asset Management Company LLC	801-45304
Eagle Asset Management, Inc.	801-21343
Heitman Real Estate Securities LLC	801-48252
Old Mutual Capital, Inc.	801-63140
Thompson, Siegel & Walmsley LLC	801-06273

ITEM 32.                      PRINCIPAL UNDERWRITERS

(a)	Registrant’s distributor, Old Mutual Investment Partners, acts as distributor for Old Mutual Funds I and the Registrant.

(b)	The principal business address of each person named in the table below is Old Mutual Investment Partners, 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116.

Name	Positions and Office with Old Mutual Investment Partners	Position and Offices with Registrant
Matthew Appelstein	President	None
Mark E. Black	Senior Vice President, Chief Financial Officer, and Treasurer	None
Andra C. Ozols	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary	Vice President and Secretary
Brian Dillon	Senior Vice President and Chief Compliance Officer	None
J.C. Waller	Senior Vice President	None
Shaye L. Wade	Vice President	None
Jerome Heppelmann	Vice President	None

(c)           None.

ITEM 33.                      LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

U.S. Bank, National Association (successor to Wachovia Bank, NA) 2 Liberty Place, 20th Floor Philadelphia, PA 19109
The Bank of New York Mellon One Wall Street New York, New York 10286

(b)
With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant’s Sub-Administrator:

The Bank of New York Mellon One Wall Street New York, New York 10286

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor or Sub-Advisors:

Old Mutual Capital, Inc. 4643 S. Ulster Street, Suite 600 Denver, CO 80237
Analytic Investors, LLC 555 West 5th Street, 50th Floor Los Angeles, CA 90013
Ashfield Capital Partners, LLC 750 Battery Drive, Suite 600 San Francisco, CA 94111
Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Floor Dallas, TX 75201
Copper Rock Capital Partners LLC 200 Clarendon Street, 53rd Floor Boston, MA 02116
Dwight Asset Management Company, LLC 100 Bank Street Burlington, VT 05401
Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716
Heitman Real Estate Securities LLC 191 North Wacker Drive, Suite 2500 Chicago, IL 60606
Thompson, Siegel & Walmsley, LLC. 6806 Paragon Place, Suite 300 Richmond, VA 23230

ITEM 34.                      MANAGEMENT SERVICES

None

ITEM 35.                      UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on this 27th day of July, 2010.

OLD MUTUAL FUNDS II
Registrant

By:	/s/ Julian F. Sluyters
Julian F. Sluyters
President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
/s/ John R. Bartholdson	*	Trustee	July 27, 2010
John R. Bartholdson

/s/ Robert M. Hamje	*	Trustee	July 27, 2010
Robert M. Hamje

/s/ Jarrett B. Kling	*	Trustee	July 27, 2010
Jarrett B. Kling

/s/ L. Kent Moore	*	Trustee	July 27, 2010
L. Kent Moore

/s/ Thomas M. Turpin	*	Trustee	July 27, 2010
Thomas M. Turpin

/s/ Julian F. Sluyters		President and Principal	July 27, 2010
Julian F. Sluyters		Executive Officer

/s/ Robert T. Kelly		Treasurer and Principal	July 27, 2010
Robert T. Kelly		Financial Officer

*By	/s/ Andra C. Ozols
Andra C. Ozols
Attorney-in-Fact, pursuant to a power of attorney